Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of January 27, 2017

Among

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

as Borrower

and

THE INITIAL LENDERS, INITIAL ISSUING BANKS AND
SWING LINE BANK NAMED HEREIN

as Initial Lenders, Initial Issuing Banks and Swing Line Bank

and

JPMORGAN CHASE BANK, N.A.

as Administrative Agent

and

JPMORGAN CHASE BANK, N.A.,
WELLS FARGO SECURITIES, LLC, AND
CITIGROUP GLOBAL MARKETS INC.

as Joint Lead Arrangers

and

JPMORGAN CHASE BANK, N.A.,
WELLS FARGO SECURITIES, LLC,
 CITIGROUP GLOBAL MARKETS INC., AND

BOKF, NA DBA BANK OF OKLAHOMA

as Joint Bookrunners

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
CITIBANK, N.A., AND BOKF, NA DBA BANK OF OKLAHOMA

as Syndication Agents

and

BRANCH BANKING AND TRUST COMPANY,
FIFTH THIRD BANK, AND PNC BANK, NATIONAL ASSOCIATION

as Documentation Agents

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SCHEDULES

Schedule I	-	Commitments
Schedule II	-	Subsidiary Guarantors
Schedule III	-	Existing Letters of Credit
Schedule 1.01(a)	-	Excluded Property
Schedule 1.01(b)	-	Mines and Mining Facilities
Schedule 1.01(c)	-	Mortgaged Property
Schedule 4.01(a)	-	Capital Stock
Schedule 4.01(b)	-	Subsidiaries

Schedule 4.01(d)	-	Authorizations, Approvals, Actions, Notices and Filings
Schedule 4.01(f)	-	Disclosed Litigation
Schedule 4.01(n)	-	Plans and Multiemployer Plans
Schedule 4.01(o)	-	Environmental Disclosure
Schedule 4.01(p)	-	Open Years
Schedule 4.01(r)	-	Existing Debt
Schedule 4.01(s)	-	Surviving Debt
Schedule 4.01(t)	-	Liens
Schedule 4.01(u)	-	Investments
Schedule 5.01(p)(v)(B)	-	Title Policies Properties
Schedule 5.01(p)(v)(E)	-	Material Leased Surface Properties
Schedule 5.02(q)	-	Transactions with Affiliates

EXHIBITS

Exhibit A-1	-	Form of Term Note
Exhibit A-2	-	Form of Revolving Credit Note
Exhibit B	-	Form of Notice of Borrowing
Exhibit C	-	Form of Assignment and Assumption
Exhibit D	-	Form of Subsidiary Guaranty
Exhibit E	-	Form of Security Agreement
Exhibit F-1	-	Form of Perfection Certificate
Exhibit F-2	-	Form of Perfection Certificate Supplement
Exhibit G	-	Form of Solvency Certificate
Exhibit H	-	Form of Mortgage
Exhibit I	-	Form of Opinion Relating to Mortgages

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FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 27, 2017 (this “Agreement”) among (a) ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), (b) the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the Initial Lenders (the “Initial Lenders”), (c) the banks listed on the signature pages hereof as the Initial Issuing Banks (the “Initial Issuing Banks”), (d) the Swing Line Bank, (e) JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as administrative agent (together with any successor administrative agent appointed pursuant to Article VII, the “Administrative Agent”) for the Lenders (as hereinafter defined), (f) JPMORGAN, WELLS FARGO SECURITIES, LLC and CITIGROUP GLOBAL MARKETS INC., as joint lead arrangers (collectively, the “Joint Lead Arrangers”), (g) JPMORGAN, WELLS FARGO SECURITIES, LLC, CITIGROUP GLOBAL MARKETS INC. AND BOKF, NA DBA BANK OF OKLAHOMA, as joint bookrunners, (h) WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo Bank”), CITIBANK, N.A. (“Citi”) and BOKF, NA DBA BANK OF OKLAHOMA (“BOKF”), as syndication agents, and (i) BRANCH BANKING AND TRUST COMPANY, FIFTH THIRD BANK, AND PNC BANK, NATIONAL ASSOCIATION, as documentation agents.

PRELIMINARY STATEMENT:

1.     The Borrower, the banks, financial institutions and other institutional lenders party thereto, JPMorgan, as administrative agent, are parties to the Third Amended and Restated Credit Agreement, dated as of May 23, 2012 (as amended to the date hereof, the “Existing Credit Agreement”).

2.     The Borrower has requested that, upon the Effective Date (as hereinafter defined), the Lenders amend and restate in its entirety the Existing Credit Agreement on the terms and conditions hereinafter set forth.  The Required Lenders have indicated their willingness to so agree on the terms and conditions of this Agreement.

NOW,  THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree to amend and restate the Existing Credit Agreement in full as follows:

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01     Certain Defined Terms.  As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Acceptable Bank” means (a) any bank or trust company (i) which is organized under the laws of the United States of America or any State thereof, (ii) which has capital, surplus and undivided profits aggregating at least $500,000,000, and (iii)(A) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the holding company owning all of the capital stock of such bank or trust company) shall have been given a rating of “AA-” or better by S&P, “Aa3” or better by Moody’s or an equivalent

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rating by any other credit rating agency of recognized national standing or (B) the commercial paper or other short-term unsecured debt obligations of which (or the short-term unsecured debt obligations of the holding company owning all of the capital stock of such bank or trust company) shall have been given a rating of “Al” or better by S&P or “Prime 1” or better by Moody’s or an equivalent rating by any other credit rating agency of recognized national standing or (b) any Lender.

“Acceptable Broker-Dealer” means any Person other than a natural person (a) which is registered as a broker or dealer pursuant to the Exchange Act and (b) whose long-term unsecured debt obligations shall have been given a rating of “AA-” or better by S&P, “Aa3” or better by Moody’s or an equivalent rating by any other credit rating agency of recognized national standing.

“Additional Real Property” has the meaning specified in Section 5.01(i).

“Administrative Agent” has the meaning specified in the Preamble.

“Administrative Agent’s Account” means the account of the Administrative Agent maintained by the Administrative Agent with JPMorgan at its office at 500 Stanton Christiana Road, NCC2, Floor 03, Newark, DE, 19713-2107, United States, Account No. 9008113381H0456, or such other account as the Administrative Agent shall specify in writing to the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Advance” means a Revolving Credit Advance, a Swing Line Advance, a Letter of Credit Advance or a Term Advance.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person.  For purposes of this definition, the term “control” (including the terms “controlling”, “controlled by” and “under common control with”) of a Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.  Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Borrower; provided,  however, the Borrower shall not be an Affiliate of any Subsidiary and no Subsidiary shall be an Affiliate of the Borrower or any Subsidiary.

“Agreement” has the meaning specified in the Preamble.

“Amended Intercreditor Agreement” means the Second Amended and Restated Intercreditor Agreement, dated as of the date hereof, among the Collateral Agent, the Administrative Agent, each Consenting Noteholder (as defined therein) from time to time party thereto and acknowledged and agreed by each of the Loan Parties.

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“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Affiliates from time to time concerning or relating to bribery or corruption.

“Applicable Lending Office” means, with respect to each Lender, such Lender’s Domestic Lending Office in the case of a Base Rate Advance and such Lender’s Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

“Applicable Margin” means (a) with respect to the Term Advances of the Non-Extending Lenders and the Extending Lenders and Revolving Credit Advances of the Non-Extending Lenders, a percentage per annum determined by reference to the Consolidated Debt to Consolidated Cash Flow Ratio as set forth below:

Consolidated Debt to Consolidated Cash Flow Ratio	Base Rate Advances	Eurodollar Rate Advances
Level I 1.50:1.0 or greater	0.900%	1.900%
Level II 1.00:1.0 or greater, but less than 1.50:1.0	0.650%	1.650%
Level III 0.50:1.0 or greater, but less than 1.00:1.0	0.400%	1.400%
Level IV less than 0.50:1.0	0.150%	1.150%

and (b) with respect to the Revolving Credit Advances of the Extending Lenders, a percentage per annum determined by reference to the Consolidated Debt to Consolidated Cash Flow Ratio as set forth below:

Consolidated Debt to Consolidated Cash Flow Ratio	Base Rate Advances	Eurodollar Rate Advances
Level I 1.50:1.0 or greater	1.850%	2.850%
Level II 1.00:1.0 or greater, but less than 1.50:1.0	1.600%	2.600%
Level III 0.50:1.0 or greater, but less than 1.00:1.0	1.350%	2.350%
Level IV less than 0.50:1.0	1.000%	2.000%

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The Applicable Margin for each Advance shall be determined by reference to the Consolidated Debt to Consolidated Cash Flow Ratio in effect from time to time, which ratio shall be determined by reference to the financial statements most recently delivered in accordance with Section 5.03(b) or (c), as the case may be; provided,  however, that the Applicable Margin shall be at Level I for so long as the Borrower has not submitted to the Administrative Agent the financial statements as and when required under Section 5.03(b) or (c), as the case may be, except that the Applicable Margin for the stub period beginning on the Effective Date and ending on the date on which the Borrower shall be required to have delivered the financial statements pursuant to Section 5.03(b) or (c), as the case may be, for the period ending December 31, 2016 shall be determined by reference to the quarterly financial statement for the period ended September 30, 2016, a copy of which has been delivered or made available to the Administrative Agent prior to the Effective Date.  Each change in the Applicable Margin shall become effective as of the first Business Day following the receipt by the Administrative Agent of the financial statements delivered in accordance with Section 5.03(b) or (c), as the case may be, or the failure to timely deliver the financial statements in accordance with Section 5.03(b) or (c), as the case may be.

“Applicable Percentage” means (a) with respect to the Non-Extending Lenders, a percentage per annum determined by reference to the Consolidated Debt to Consolidated Cash Flow Ratio as set forth below:

Consolidated Debt to Consolidated Cash Flow Ratio	Applicable Percentage
Level I 1.50:1.0 or greater	0.350%
Level II 1.00:1.0 or greater, but less than 1.50:1.0	0.250%
Level III 0.50:1.0 or greater, but less than 1.00:1.0	0.200%
Level IV less than 0.50:1.0	0.175%

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and (b) with respect to the Extending Lenders, a percentage per annum determined by reference to the Consolidated Debt to Consolidated Cash Flow Ratio as set forth below:

Consolidated Debt to Consolidated Cash Flow Ratio	Applicable Percentage
Level I 1.50:1.0 or greater	0.350%
Level II 1.00:1.0 or greater, but less than 1.50:1.0	0.350%
Level III 0.50:1.0 or greater, but less than 1.00:1.0	0.350%
Level IV less than 0.50:1.0	0.350%

The Applicable Percentage shall be determined by reference to the Consolidated Debt to Consolidated Cash Flow Ratio, in effect from time to time, which ratio shall be determined by reference to the financial statements most recently delivered in accordance with Section 5.03(b) or (c), as the case may be; provided,  however, that the Applicable Percentage shall be at Level I for so long as the Borrower has not submitted to the Administrative Agent the financial statements as and when required under Section 5.03(b) or (c), as the case may be, except that the Applicable Percentage for the stub period beginning on the Effective Date and ending on the date on which the Borrower shall be required to have delivered the financial statements pursuant to Section 5.03(b) or (c), as the case may be, for the period ending December 31, 2016 shall be determined by reference to the quarterly financial statement for the period ended September 30, 2016, a copy of which has been delivered or made available to the Administrative Agent prior to the Effective Date.  Each change in the Applicable Percentage shall become effective as of the first Business Day following the receipt by the Administrative Agent of the financial statements delivered in accordance with Section 5.03(b) or (c), as the case may be, or the failure to timely deliver the financial statements in accordance with Section 5.03(b) or (c), as the case may be.

“Appropriate Lender” means, at any time, with respect to (a) the Revolving Credit Facility, a Revolving Credit Lender, (b) the Letter of Credit Facility, (i) any Issuing Bank

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and (ii) to the extent the other Revolving Credit Lenders have made Letter of Credit Advances pursuant to Section 2.03(c) that are outstanding at such time, each such other Revolving Credit Lender, (c) the Swing Line Facility, (i) the Swing Line Bank and (ii) to the extent the other Revolving Credit Lenders have made Swing Line Advances pursuant to Section 2.02(b) that are outstanding at such time, each such other Revolving Credit Lender and (d) the Term Facility, a Term Lender.

“Asset Acquisition” means (a) an Investment by the Borrower or any Subsidiary in any other Person pursuant to which such Person shall become a Subsidiary or shall be merged with or into the Borrower or any Subsidiary, (b) the acquisition by the Borrower or any Subsidiary of the assets of any Person (other than a Subsidiary) which constitute all or substantially all of the assets of such Person or (c) the acquisition by the Borrower or any Subsidiary of any division or line of business of any Person (other than a Subsidiary).

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 8.07 and in substantially the form of Exhibit C hereto.

“Available Amount” of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business (including the Federal Deposit Insurance Corporation or any other bank regulatory authority) appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof; provided,  further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

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“Base Rate” means, for any day, a rate per annum equal to the greatest of:

(a)     the Prime Rate in effect on such day;

(b)     the NYFRB Rate in effect on such day plus ½ of 1%; and

(c)     the Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%;

provided that, for the avoidance of doubt, the Eurodollar Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the Interpolated Rate) at approximately 11:00 a.m. London time on such day.  Any change in the Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Eurodollar Rate, respectively.

“Base Rate Advance” means an Advance that bears interest as provided in Section 2.07(a)(i).

“BOKF” has the meaning specified in the Preamble.

“Borrower” has the meaning specified in the Preamble.

“Borrower’s Account” means the account of the Borrower maintained by the Borrower with Fifth Third Bank at its office at Cincinnati, Ohio, ABA No. 042000314, Account No. 7021290650, or such other account as the Borrower shall specify in writing to the Administrative Agent.

“Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing or a Term Borrowing.

“Business Day” means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

“Business Plan” means a rolling five year business plan for the Borrower which shall include, without limitation, forecasts prepared by management of the Borrower, in form satisfactory to the Administrative Agent, of balance sheets, income statements and cash flow statements on an annual basis for each of the next five Fiscal Years and which shall set forth (without limitation) mine development plans, an analysis of business outlook for the term of the Facilities in form and scope reasonably satisfactory to the Administrative Agent, capital expenditures, coal reserve profiles, property acquisitions, production levels and other similar items, which Business Plan may be revised by the Borrower from time to time to reflect changes in operating and market conditions.

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“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Capital Lease Obligation” means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

“Capital Stock” shall mean, with respect to any Person, any and all shares, units representing interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock, including, (a) with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers upon a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, (b) with respect to limited liability companies, member interests, and (c) with respect to any Person, any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

“Cash Equivalents” means any of the following, to the extent owned by the Borrower or any of its Subsidiaries free and clear of all Liens and, unless otherwise specified below, having a maturity of not greater than two years from the date of acquisition thereof:

(a)     United States Governmental Securities maturing within one year from the date of acquisition;

(b)     certificates of deposit, banker’s acceptances or other bank instruments maturing within one year from the date of acquisition thereof, issued by Acceptable Banks;

(c)     Repurchase Agreements;

(d)     obligations of any state of the United States of America, or any municipality of any such state, in each case rated “AA” or better by S&P, “Aa2” or better by Moody’s or an equivalent rating by any other credit rating agency of recognized national standing; provided that such obligations mature within one year from the date of acquisition thereof; and

(e)     commercial paper maturing in 270 days or less from the date of issuance which, at the time of acquisition by the Borrower or any Subsidiary, is rated A-l or better by S&P or P-1 or better by Moody’s or an equivalent rating by any other credit rating agency of recognized national standing.

“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements.

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“Cash Management Bank” means any Person that, at the time it enters into a Cash Management Agreement, is a Lender or an Affiliate of a Lender, in its capacity as a party to a Cash Management Agreement.

“Cavalier Borrower” means Cavalier Minerals JV, LLC, a Delaware limited liability company, in its capacity as “borrower” under the Cavalier Credit Agreement.

“Cavalier Condition” means (i) the receipt by the Cavalier Borrower of at least $100,000,000 in gross proceeds pursuant to a borrowing under the Cavalier Credit Agreement, (ii) the receipt by Alliance Minerals, LLC from the Cavalier Borrower of at least $96,000,000 in the form of a return of capital and receipt by the Borrower of such $96,000,000 from Alliance Minerals, LLC, (iii) the application of such $96,000,000 as a prepayment of Revolving Credit Advances on or about May 13, 2017 so as to result in unused aggregate Revolving Credit Commitments of at least $100,000,000 on May 13, 2017, and (iv) the receipt by the Administrative Agent of written confirmation from the Borrower of the foregoing.

“Cavalier Credit Agreement” means the Credit Agreement, dated as of October 6, 2015, between the Cavalier Borrower and Mineral Lending, LLC, a Delaware limited liability company, as the lender thereunder.

“Cavalier Credit Documents” means the Cavalier Credit Agreement and all security agreements, guarantees, pledge agreements and other agreements or instruments executed in connection therewith.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.

“CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

“Change of Control” means the occurrence of any of the following:  (a) the managing general partner of the Borrower shall at any time for any reason cease to be either the sole or managing general partner of the MLP or (b) the Management Investors (as defined below) shall at any time for any reason cease to (i) possess the right, directly or indirectly, to elect or appoint a majority of the board of directors of the managing general partner of the Borrower or (ii) control, directly or indirectly, the managing general partner of the Borrower.  For purposes of clause (b) above, “Management Investors” means any of (A) C-Holdings, LLC, (B) the management, officers and/or directors of Alliance GP, LLC and/or the Borrower and/or the sole or managing general partner of the Borrower who are also unitholders (or partners or shareholders) of Alliance Holdings GP, L.P. or the MLP (all such persons of management, officers and directors, collectively, the “Management Persons”), (C) any corporation, limited liability company, partnership, trust or other legal entity owned, directly or indirectly, by such Management Person or by such Management Person and his or her spouse or direct lineal descendent or, in the case of a trust, as to which such Management Person is (either individually or together with such Management

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Person’s spouse) a trustee and/or (D) any Person that is a party to that certain Transfer Restrictions Agreement (so long as such Transfer Restrictions Agreement remains in effect).  Notwithstanding the foregoing, any transaction or series of transactions that result in (I) Alliance Holdings GP, L.P. merging with and into the MLP, with the MLP as the surviving entity, (II) Alliance Holdings GP, L.P. becoming a direct or indirect Wholly Owned Subsidiary of the MLP, (III) the MLP merging with or into Alliance Holdings GP, L.P. or a Subsidiary thereof, with Alliance Holdings GP, L.P. or such Subsidiary as the surviving entity or (IV) any exchange of incentive distribution rights in the MLP and/or exchange of general partner interests in the MLP or the Borrower for common units of the MLP (any such transaction described in clause (I) - (IV) above, a “Simplification Transaction”), shall not constitute a Change of Control hereunder regardless of whether or not, after giving effect to such Simplification Transaction, any of the events described in the first sentence of this definition of Change of Control shall have occurred.

“Citi” has the meaning specified in the Preamble.

“Collateral” means all of the “Collateral” and “Mortgaged Property” or “Trust Property” or other similar term referred to in the Collateral Documents and all of the other property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Collateral Agent for the benefit of the Secured Parties; provided that in no event shall any Excluded Asset or Excluded Property constitute Collateral.

“Collateral Agent” means JPMorgan, in its capacity as “Collateral Agent” under the Security Agreement and the other Collateral Documents, and any successor thereto in such capacity.

“Collateral Documents” means, collectively, the Security Agreement, the Mortgages, each Intercreditor Agreement, each of the other mortgages, collateral assignments, security agreements, pledge agreements, control agreements, collateral agency agreements, or other similar agreements delivered to the Administrative Agent or the Collateral Agent, as applicable, pursuant to the other Collateral Documents or Section 5.01(i), to grant a valid, perfected security interest in any property as collateral for the Obligations, and each of the other agreements, instruments or documents that creates or purports to create a security interest or Lien in favor of the Collateral Agent for the benefit of the Secured Parties.

“Commitment” means a Revolving Credit Commitment, a Swing Line Commitment, a Letter of Credit Commitment or a Term Commitment.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Consolidated” refers to the consolidation of accounts in accordance with GAAP.

“Consolidated Cash Flow” means, as of any date of determination for any applicable period, the excess, if any, of (a) the sum of, without duplication, the amounts for such period, taken as a single accounting period, of (i) Consolidated Net Income for such period, plus (ii) to the extent deducted in the determination of Consolidated Net

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Income for such period, without duplication, (A) Consolidated Non-Cash Charges, (B) Consolidated Interest Expense and (C) Consolidated Income Tax Expense, over (b) the sum of, without duplication, the amounts for such period, taken as a single accounting period, of (i) any non-cash items increasing Consolidated Net Income for such period (x) to the extent that such items constitute reversals of Consolidated Non-Cash Charges for a previous period and which were included in the computation of Consolidated Cash Flow for such previous period pursuant to the provisions of the preceding clause (a) or (y) for unrealized gains under derivative instruments, and (ii) any cash charges for such period to the extent that such charges constituted non-cash items for a previous period and to the extent such charges are not otherwise included in the determination of Consolidated Net Income; provided that Consolidated Cash Flow shall be calculated, without duplication, after giving effect on a pro forma basis for such period, in all respects in accordance with GAAP, to any Transfer or Asset Acquisitions (including, without limitation any Asset Acquisition by the Borrower or any Subsidiary giving rise to the need to determine Consolidated Cash Flow as a result of the Borrower or one of its Subsidiaries (including any Person that becomes a Subsidiary as result of any such Asset Acquisition) incurring, assuming or otherwise becoming liable for any Debt) occurring during the period commencing on the first day of such period to and including the date of the transaction, as if such Transfer or Asset Acquisition occurred on the first day of such period.

“Consolidated Debt” means, as of any date of determination, the aggregate outstanding principal amount of all Debt of the Borrower and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Borrower and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Borrower and its Subsidiaries in accordance with GAAP.

“Consolidated Debt to Consolidated Cash Flow Ratio” means, at any date of determination, the ratio of Consolidated Debt of the Borrower and its Subsidiaries as at the end of the most recently ended fiscal quarter of the Borrower for which financial statements are required to be delivered to the Lenders pursuant to Section 5.03(b) or (c), as the case may be, to Consolidated Cash Flow of the Borrower and its Subsidiaries for such fiscal quarter and the immediately preceding three fiscal quarters.

“Consolidated Fixed Charges” means, with respect to the Borrower and its Subsidiaries for any period, the sum of Consolidated Interest Expense plus cash distributions for such period, in each case, determined on a consolidated basis in accordance with GAAP.

“Consolidated Income Tax Expense” means, with respect to any period, all provisions for Federal, state, local and foreign income taxes of the Borrower and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

“Consolidated Interest Expense” means, as of any date of determination for any applicable period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Borrower and its Subsidiaries and all other

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items required to be eliminated in the course of the preparation of consolidated financial statements of the Borrower and its Subsidiaries in accordance with GAAP):  (a) all interest in respect of Debt of the Borrower and its Subsidiaries whether paid or accrued (including non-cash interest payments and imputed interest on Capital Lease Obligations) deducted in determining Consolidated Net Income for such period, and (b) all debt discount (but not expense) amortized or required to be amortized in the determination of Consolidated Net Income for such period.

“Consolidated Net Income” means, with reference to any period, the net income (or loss) of the Borrower and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP; provided that there shall be excluded:

(a)     the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or a Subsidiary, and the income (or loss) of any Person, substantially all of the assets of which have been acquired in any manner, realized by such other Person prior to the date of acquisition,

(b)     any aggregate net gain or loss during such period arising from the sale, conversion, exchange or other disposition of capital assets (such term to include, without limitation, (i) all non-current assets, and, without duplication, (ii) the following, whether or not current:  all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all Securities);

(c)     debt extinguishment costs and expenses in an amount not to exceed $25,000,000 until the latest Termination Date under the Revolving Credit Facility;

(d)     transaction costs, fees and expenses in connection with any acquisition or issuance of Debt or equity (whether or not successful) by the Borrower or any of its Subsidiaries; and

(e)     the amount of any non-cash unusual or non-recurring restructuring or similar charges; provided that any determination of whether a charge is unusual or non-recurring shall be made by the Borrower’s chief financial officer (or person acting in a similar capacity) pursuant to such officer’s good faith judgment.

“Consolidated Non-Cash Charges” means, with respect to the Borrower and its Subsidiaries for any period, the aggregate depreciation, depletion and amortization (other than amortization of debt discount and expense), the non-cash portion of advance royalties, any non-cash employee compensation expenses for such period, impairment charges, unrealized losses and gains under derivative instruments and non-cash charges due to cumulative effects of changes in accounting principles, in each case, reducing Consolidated Net Income of the Borrower and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

“Constitutive Documents” means, with respect to any Person, the certificate of incorporation or registration or formation (including, if applicable, certificate of change of

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name), articles of incorporation or association, memorandum of association, charter, bylaws, partnership agreement, trust agreement, joint venture agreement, limited liability company operating or members agreement, joint venture agreement or one or more similar agreements, instruments or documents constituting the organization or formation of such Person.

“Conversion”, “Convert” and “Converted” each refer to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.07(d),  2.09 or 2.10.

“Debt” means, with respect to any Person, without duplication,

(a)     its liabilities for borrowed money;

(b)     its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c)     its Capital Lease Obligations;

(d)     all liabilities secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); provided,  however, that for purposes of determining the amount of liabilities included in this clause (d), such liabilities shall be limited to the fair market value of the property of such Person subject to such Lien unless such Person shall have otherwise become liable for or assumed such liabilities (in which case the total amount of such liabilities shall be included in this clause (d));

(e)     all its liabilities in respect of letters of credit or instruments serving a similar function or surety bonds issued or accepted for its account by banks or other financial institutions (whether or not representing obligations for borrowed money), other than any such liabilities that are incurred in the ordinary course of business of such Person and:

(i)     that consist of liabilities in respect of surety bonds (other than liabilities in respect of letters of credit issued to any insurance company or other issuer of a surety bond as credit support for such Person’s reimbursement obligations to such insurance company or other institution acting as issuer of such surety bond) where such surety bonds are issued to support such Person’s obligations in respect of workmen’s compensation, unemployment insurance, reclamation laws or mining activities or activities incidental, supplemental or related to mining activities, the payment of retirement benefits or performance guarantees relating to coal deliveries or insurance deductibles, or

(ii)     that consist of liabilities in respect of letters of credit or instruments serving a similar function which are issued to support such

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Person’s obligations (including surety bond obligations) in respect of workmen’s compensation, unemployment insurance, reclamation laws or mining activities or activities incidental, supplemental or related to mining activities, the payment of retirement benefits or performance guarantees relating to coal deliveries or insurance deductibles and aggregating no more than $40,000,000 at any time outstanding for all of the liabilities contemplated by this clause (ii); or

(iii)     which are issued in respect of current trade payables of such Person;

(f)     Swaps of such Person, to the extent required to be reflected on a balance sheet of such Person prepared as of any date of determination in accordance with GAAP;

(g)     Preferred Stock of Subsidiaries owned by Persons other than the Borrower, a Subsidiary Guarantor or a Wholly Owned Subsidiary; and

(h)     any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (g) hereof.

“Default” means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Advances, (ii) fund any portion of its participations in Letters of Credit or Swing Line Advances or (iii) pay over to any Loan Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Administrative Agent, the Borrower or any Loan Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding an Advance under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Administrative Agent or a Loan Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Advances and participations in then outstanding Letters of Credit and Swing Line Advances under this Agreement; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon the Administrative Agent’s or such Loan Party’s, as the case may be, receipt of such certification in form and substance satisfactory to the Administrative Agent and, if applicable, such Loan Party, (d) has

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become the subject of a Bankruptcy Event or (e) has, or has a direct or indirect parent company that has become the subject of a Bail-In Action.

“Disclosed Litigation” has the meaning specified in Section 3.01(d).

“Domestic Lending Office” means, with respect to any Initial Lender, the office of such Lender specified as its “Domestic Lending Office” in its Administrative Questionnaire delivered to the Administrative Agent, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

“Domestic Subsidiary” means any Subsidiary other than a Foreign Subsidiary.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the first date on which the conditions set forth in Article III shall have been satisfied.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 8.07(b) (subject to such consents, if any, as may be required under Section 8.07(b)(i)); provided that, for the avoidance of doubt, no Ineligible Assignee shall be an Eligible Assignee.

“Environmental Action” means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any Governmental Authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

“Environmental Law” means any Federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or

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agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Internal Revenue Code.

“ERISA Event” means (a)(i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC or (ii) the requirements of  Section 4043(b) of ERISA apply with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; (h) the determination that any Plan is in “at risk” status (within the meaning of Section 303 of ERISA); or (i) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Eurodollar Lending Office” means, with respect to any Initial Lender, the office of such Lender specified as its “Eurodollar Lending Office” in its Administrative Questionnaire delivered to the Administrative Agent, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

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“Eurodollar Rate” means, with respect to any Eurodollar Rate Advance comprising part of the same Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Eurodollar Rate Reserve Percentage.

“Eurodollar Rate Advance” means an Advance that bears interest as provided in Section 2.07(a)(ii).

“Eurodollar Rate Reserve Percentage” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board of Governors of the Federal Reserve System to which the Administrative Agent is subject with respect to the Eurodollar Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board of Governors of the Federal Reserve System).  Such reserve percentage shall include those reserve percentages imposed pursuant to such Regulation D.  Eurodollar Rate Advances shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation.  The Eurodollar Rate Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Events of Default” has the meaning specified in Section 6.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Assets” has the meaning assigned to such term in the Security Agreement.

“Excluded Property” means the inactive and closed Mining Facilities and other assets identified on Schedule 1.01(a) and all real property, including leasehold interests, not included and not otherwise required to be included in the Mortgaged Property.

“Excluded Swap Guarantor” means any Loan Party (other than the Borrower) all or a portion of whose Guaranty of, or grant of a security interest to secure, any Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof).

“Excluded Swap Obligations” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 17 of the Subsidiary Guaranty and

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any other “keepwell, support or other agreement” for the benefit of such Loan Party and any and all guarantees of such Loan Party’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Loan Party, or a grant by such Loan Party of a security interest, becomes effective with respect to such Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.

“Existing Debt” means Debt of each Loan Party and its Subsidiaries outstanding immediately before the occurrence of the Effective Date.

“Existing Credit Agreement” has the meaning specified in the Recitals.

“Extending Lender” means each Lender listed as an “Extending Lender” on Schedule I hereto, and any other Lender that elects to become an Extending Lender by notice to the Borrower and the Administrative Agent, subject to the Borrower’s prior consent.

“Facility” means the Revolving Credit Facility, the Swing Line Facility, the Letter of Credit Facility or the Term Facility.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, or any amended or successor version to the extent substantively comparable, any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471 (b) (1) of the Code, any published intergovernmental agreement entered into in connection with the implementation of such sections of the Internal Revenue Code and any fiscal or regulatory legislation, rules or official practices adopted pursuant to any such published intergovernmental agreement.

“Federal Funds Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate, provided that if the Federal Funds Rate shall be less than zero, such rate shall be deemed to zero for the purposes of this Agreement.

“Fee Letters” mean, collectively, (a) the Fee Letter, dated October 5, 2016, between the Borrower and JPMorgan, (b) the Fee Letter, dated October 5, 2016, between the Borrower and Wells Fargo Bank and Wells Fargo Securities, LLC, (c) the Fee Letter, dated October 5, 2016, between the Borrower and Citigroup Global Markets Inc. and (d) the Fee Letter, dated September 14, 2016, between Borrower and BOKF, NA dba Bank of Oklahoma, in each case, as any such Fee Letter may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.

“Fiscal Year” means a fiscal year of the Borrower and its Consolidated Subsidiaries ending on December 31 in any calendar year.

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“Fixed Charge Ratio” means the ratio of (a) Consolidated Cash Flow minus (i) Consolidated Income Tax Expense, minus (ii) Maintenance Cap Ex to (b) Consolidated Fixed Charges of the Borrower and its Subsidiaries for each rolling four-quarter period.

“Foreign Subsidiary” means a Subsidiary organized under the laws of a jurisdiction other than the United States or any State thereof or the District of Columbia.

“GAAP” has the meaning specified in Section 1.03.

“General Partner” means Alliance Resource Management GP, LLC, a Delaware limited liability company.

“Governmental Authority” means any nation or government, any state, province, city, municipal entity or other political subdivision thereof, any governmental, executive, legislative, judicial, administrative or regulatory agency, department, authority, instrumentality, commission, board, bureau or similar body, whether federal, state, provincial, territorial, local or foreign, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

“Governmental Authorization” means any authorization, approval, consent, franchise, license, covenant, order, ruling, permit, certification, exemption, notice, declaration or similar right, undertaking or other action of, to or by, or any filing, qualification or registration with, any Governmental Authority.

“Greenfield Project”  means any mine development project involving the expenditure of greater than $5,000,000 for the development of mine infrastructure to access unmined reserves.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a)     to purchase such Debt or any property constituting security therefor;

(b)     to advance or supply funds (i) for the purchase or payment of such Debt, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt;

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(c)     to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt of the ability of any other Person to make payment of the Debt; or

(d)     otherwise to assure the owner of such Debt against loss in respect thereof.

In any computation of the Debt of the obligor under any Guaranty, the Debt that is the subject of such Guaranty shall be assumed to be a direct obligation of such obligor.  The amount of any Guaranty shall be equal to the outstanding amount of the Debt guaranteed, or such lesser amount to which the maximum exposure of such Person shall have been specifically limited.

“Hazardous Materials” means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

“Hedge Bank” means any Person that, at the time it enters into an interest rate Swap Contract permitted under Section 5.02, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Swap Contract.

“Indemnified Costs” has the meaning specified in Section 7.02(a).

“Indemnified Party” has the meaning specified in Section 8.04(b).

“Ineligible Assignee” means (a) the Borrower or any of its Affiliates or Subsidiaries, (b) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (b), (c) any Person that is engaged directly in the business of (i) the mining, production, washing, refinement, preparation, sale, marketing or transportation of coal or (ii) leasing coal reserves or other interests in minerals or mineral rights to entities engaged in the mining, production, sale or marketing of coal, and any subsidiary of such Person, (d) a natural person or (e) a company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof; provided that, such company, investment vehicle or trust shall not constitute an Ineligible Assignee if it (i) has not been established for the primary purpose of acquiring any Advances or Commitments, (ii) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans and (iii) has assets greater than $100,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business.

“Initial Issuing Banks” has the meaning specified in the Preamble.

“Initial Lenders” has the meaning specified in the Preamble.

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“Insurance Subsidiary” means Wildcat Insurance, LLC, a Delaware limited liability company.

“Intellectual Property Security Agreements” has the meaning assigned to such term in the Security Agreement.

“Intercreditor Agreement” shall mean the Amended Intercreditor Agreement, each Second Lien Intercreditor Agreement and any other intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent, the Collateral Agent, the Required Extending Lenders, and the Borrower, as applicable.

“Interest Coverage Ratio” means, at any date of determination, the ratio of Consolidated Cash Flow of the Borrower and its Subsidiaries as at the end of the most recently ended fiscal quarter of the Borrower for which financial statements are required to be delivered to the Lenders pursuant to Section 5.03(b) or (c), as the case may be, to Consolidated Interest Expense of the Borrower and its Subsidiaries for such fiscal quarter and the immediately preceding three fiscal quarters.

“Interest Period” means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below.  The duration of each such Interest Period shall be one, two, three or six or, if available to each Appropriate Lender, nine or twelve months, as the Borrower may, upon notice received by the Administrative Agent not later than 12:00 noon (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided,  however, that:

(a)     the Borrower may not select any Interest Period with respect to any Eurodollar Rate Advance under a Facility that ends after the latest Termination Date for such Facility;

(b)     Interest Periods commencing on the same date for Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration;

(c)     whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided,  however, that, if such extension would cause the last day of such Interest Period to occur in the next succeeding calendar month, the last day of such Interest Period shall occur on the immediately preceding Business Day;

(d)     whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months

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equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month; and

(e) on the Effective Date, the existing “Interest Period” (under and as defined in the Existing Credit Agreement) immediately prior to the Effective Date for any outstanding “Advances” (under and as defined in the Existing Credit Agreement) shall continue hereunder until such Interest Period expires by its terms.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“Interpolated  Rate” has the meaning assigned to such term in the definition of “LIBO Rate.”

“Inventory” means inventory held for sale or lease in the ordinary course of business.

“Investment” means any investment, made in cash or by delivery of property, by the Borrower or any of its Subsidiaries (a) in any Person, whether by acquisition of stock, debt or other obligations or Security, or by loan, guaranty of any debt, advance, capital contribution or otherwise or (b) in any property.

“Issuing Banks” means each Initial Issuing Bank, any other Lender approved as an Issuing Bank by the Administrative Agent and any Eligible Assignee to which a portion of the Letter of Credit Commitment hereunder has been assigned pursuant to Section 8.07 so long as each such Lender or each such Eligible Assignee expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as an Issuing Bank and notifies the Administrative Agent of its Applicable Lending Office and the amount of its Letter of Credit Commitment (which information shall be recorded by the Administrative Agent in the Register) pursuant to, in the case of a Lender, an agreement in form and substance satisfactory to the Administrative Agent and, in the case of an Eligible Assignee, an Assignment and Assumption substantially in the form of Exhibit C hereto, for so long as such Initial Issuing Bank, Lender or Eligible Assignee, as the case may be, shall have a Letter of Credit Commitment; provided,  however, that in all cases, no Lender (other than the Initial Issuing Banks) or Eligible Assignee shall qualify as or constitute an Issuing Bank hereunder unless it is a commercial bank organized under the laws of the United States or any state thereof, has capital and surplus of not less than $500,000,000 and is, so long as no Event of Default has occurred and is continuing, reasonably acceptable to the Borrower.  The Borrower shall have the right to request from time to time that any Lender or Eligible Assignee become an Issuing Bank hereunder, in which case the Administrative Agent and the Issuing Banks shall cooperate with the reasonable requests of the Borrower and assign a portion of their respective Unused Letter of Credit Commitments to such Lender or Eligible Assignee (in accordance with the provisions of this definition of Issuing Banks); provided that there shall be no more than five Issuing Banks at any time.  For purposes of this definition, “Unused Letter of Credit Commitment” means, with respect to any Issuing Bank, the obligations of such Issuing Bank to issue Letters of Credit to the Borrower in an amount

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equal to the excess of (a) the amount of its Letter of Credit Commitment over (b) the aggregate Available Amount of all Letters of Credit issued by such Issuing Bank.

“Joint Lead Arrangers” has the meaning specified in the Preamble.

“JPMorgan” has the meaning specified in the Preamble.

“L/C Cash Deposit Account” means an interest bearing cash deposit account to be established and maintained by each Issuing Bank, over which such Issuing Bank shall have sole dominion and control, upon terms as may be satisfactory to such Issuing Bank.

“L/C Disbursement” shall mean a payment or disbursement made by any Issuing Bank pursuant to a Letter of Credit.

“L/C Related Documents” has the meaning specified in Section 2.04(d)(ii)(A).

“Lenders” means the Initial Lenders, each Eligible Assignee that shall become a Lender hereunder pursuant to Section 8.07, each Issuing Bank and the Swing Line Bank for so long as such Initial Lender or Person, as the case may be, shall be a party to this Agreement.

“Letters of Credit” has the meaning specified in Section 2.01(d).

“Letter of Credit Advance” means an advance made by any Issuing Bank or any Revolving Credit Lender pursuant to Section 2.03(c).

“Letter of Credit Agreement” has the meaning specified in Section 2.03(a).

“Letter of Credit Commitment” means, with respect to any Issuing Bank at any time, the amount set forth opposite such Issuing Bank’s name on Schedule I hereto under the caption “Letter of Credit Commitment” or, if such Issuing Bank has entered into an Assignment and Assumption, set forth for such Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 8.07(b)(iv) as such Issuing Bank’s “Letter of Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

“Letter of Credit Facility” means, at any time, an amount equal to the least of (a) the aggregate amount of the Issuing Banks’ Letter of Credit Commitments at such time, (b) $125,000,000 and (c) the aggregate amount of the Revolving Credit Commitments, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

“LIBO Rate” means, with respect to any Eurodollar Rate Advance comprising part of the same Borrowing for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for U.S. Dollars for a period equal in length to such Interest Period as displayed on page LIBOR01 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such

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other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period or, if for any reason such rate is not available for the applicable Interest Period but is available for periods that are shorter than and longer than such Interest Period, the rate per annum that results from interpolating on a linear basis between the rate for the longest available period that is shorter than such Interest Period and the shortest available period that is longer than such Interest Period, then the LIBO Rate shall be such interpolated screen rate (such rate, the “Interpolated Rate”); provided that if the LIBO Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“LIBO Screen Rate”  means, for any day and time, with respect to any Eurodollar Rate Advance  for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for U.S. Dollars for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion), provided that if the LIBO Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest, production payment or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements); provided,  however, “Lien” shall not include any negative pledge nor any royalty interest or overriding royalty interest under any lease, sublease or other similar agreement entered into in the ordinary course of business.

“Loan Documents” means (a) this Agreement and any amendment, waiver or consent under this Agreement in accordance with Section 8.01, (b) the Notes, (c) the Subsidiary Guaranty, (d) for all purposes of this Agreement other than Section 8.01, the Collateral Documents, (e) each Fee Letter, (f) each Letter of Credit Agreement and (g) all other agreements and instruments which, by their express terms, provide that such agreements or instruments constitute a “Loan Document” hereunder.

“Loan Parties” means the Borrower and the Subsidiary Guarantors.

“Maintenance Cap Ex” means Borrower’s and its Subsidiaries’ annual (or quarterly, if applicable) average estimated capital expenditures required to maintain, over the long-term, the operating capacity of their capital assets based on estimates developed by management upon a five-year planning horizon and publicly communicated by management from time to time.

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“Margin Stock” has the meaning specified in Regulation U.

“Material Acquired Real Properties” means a real property or group of related real properties, acquired or leased, by the Borrower or its Subsidiaries after the Effective Date in a single transaction or a series of related transactions involving a single seller, or affiliates of such seller, that individually or in the aggregate have a fair market value reasonably estimated by the Borrower to be equal to, or in excess of, $5,000,000 as of the date of acquisition or lease.

“Material Adverse Change” means any material adverse change in the business, operations, affairs, financial condition, assets or properties of the Borrower and its Subsidiaries, taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower to perform its payment obligations, its obligations under Article V or any other material obligations under any Loan Document to which it is a party, (c) the ability of any Subsidiary Guarantor to perform its payment obligations or other material obligations under the Subsidiary Guaranty, or (d) the validity or enforceability of any Loan Document.

“Mines” means the mining complexes described on Schedule 1.01(b) hereto that are owned, leased or operated by the Borrower or any of its Subsidiaries, and all additional parcels and tracts of real property acquired by any Loan Party, that are either associated with the active mining complexes described on Schedule 1.01(b) or associated with new mining complexes acquired by Borrower, pursuant to an acquisition permitted under the terms hereof after the Effective Date.

“Mining Facilities” means the Mines and the related facilities and assets.

“Mining Leases” means each contract, agreement or lease to which any Loan Party is a party granting such Loan Party an interest in coal from the property that is the subject of such contract, lease or agreement.

“MLP” means Alliance Resource Partners, L.P., a Delaware limited partnership.

“MLP Agreement” means the Third Amended and Restated Agreement of Limited Partnership of the MLP, dated as of June 16, 2014, as the same may be further amended after the date hereof, to the extent permitted under the Loan Documents.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage Policies” has the meaning specified in Section 5.01(p)(v)(B).

“Mortgaged Property” means the right, title and interest of the Borrower and its Subsidiaries as of the date hereof in (a) the real property, including leasehold interests, that is material to the operation of the active Mining Facilities and the other properties identified on Schedule 1.01(c), and (b) each other real property, if any, which shall be subject to a

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mortgage delivered after the Effective Date pursuant to Section 5.01(i); provided that in no event shall any Excluded Asset or Excluded Property constitute Mortgaged Property.

“Mortgages” has the meaning specified in Section 5.01(p)(v).

“Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

“Multiple Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

“New Material Subsidiary” means any Domestic Subsidiary that is newly-formed or newly-acquired, directly or indirectly, by the Borrower having total assets, as reflected on its balance sheet as of any date of determination, equal to or in excess of five percent (5%) of the total consolidated assets of the Borrower and its Consolidated Subsidiaries as reflected on the Borrower’s consolidated balance sheet as of such date of determination, in each case as determined in accordance with GAAP.

“Non-Extending Lender” means each Lender listed as a “Non-Extending Lender” on Schedule I hereto, unless and until such Lender has elected to become an Extending Lender, by notice to the Borrower and the Administrative Agent, subject to the Borrower’s prior consent.

“Note” means a Revolving Credit Note or a Term Note.

“Note Purchase Agreement” means the Note Purchase Agreement, dated as of June 26, 2008 (as amended by that certain First Amendment to Note Purchase Agreement, dated as of the date hereof), among the Borrower and the purchasers of the Senior Notes, pursuant to which the Senior Notes were issued.

“Notice of Borrowing” has the meaning specified in Section 2.02(a).

“Notice of Issuance” has the meaning specified in Section 2.03(a).

“Notice of Renewal” has the meaning specified in Section 2.01(d).

“Notice of Swing Line Borrowing” has the meaning specified in Section 2.02(b).

“Notice of Termination” has the meaning specified in Section 2.01(d).

“NPL” means the National Priorities List under CERCLA.

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“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Obligation” means, with respect to any Loan Party, any payment, performance or other obligation of such Loan Party or any of its Subsidiaries of any kind arising under the Loan Documents or otherwise with respect to any Letter of Credit, Secured Cash Management Agreement or Secured Hedge Agreement, including, without limitation, any liability of such Loan Party on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, absolute or contingent, direct or indirect, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f), including without limitation, (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Loan Party under any Loan Document and (b) the obligation of such Loan Party to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.  Notwithstanding the foregoing, in the case of any Excluded Swap Guarantor, “Obligations” shall not include Excluded Swap Obligations of such Excluded Swap Guarantor.

“Open Year” has the meaning specified in Section 4.01(p)(ii).

“Other Taxes” has the meaning specified in Section 2.12(b).

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar Rate borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender.

“Pari Passu Liens” means the Liens granted by the Collateral Documents securing the Senior Notes, obligations under the Note Purchase Agreement and other related obligations as contemplated by the Collateral Documents.

“Participant” has the meaning specified in Section 8.07(c).

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“Participant Register” has the meaning specified in Section 8.07(c).

“Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership, dated as of August 20, 1999, of the Borrower.

“PBGC” means the Pension Benefit Guaranty Corporation (or any successor).

“Perfection Certificate” shall mean a certificate substantially in the form of Exhibit F-1 hereto or any other form approved by the Administrative Agent or the Collateral Agent, as the same shall be supplemented from time to time by a Perfection Certificate Supplement or otherwise.

“Perfection Certificate Supplement” shall mean a certificate supplement substantially in the form of Exhibit F-2 hereto or any other form approved by the Administrative Agent or the Collateral Agent.

“Permitted Encumbrance” has the meaning given to such term (or any substantially similar term) in the Mortgages.

“Permitted Junior Refinancing Debt” shall mean any secured or unsecured Debt of the Loan Parties issued, incurred or otherwise obtained (including by means of the extension or renewal of Existing Debt) in exchange for, or to extend, renew, replace, repurchase, retire, defease or otherwise refinance, in whole or part, the Senior Notes or any then existing Permitted Junior Refinancing Debt; provided that (a) such Debt shall not have a greater principal amount than the principal amount (or accreted value, if applicable) of the Senior Notes or other Debt so refinanced plus accrued interest, fees, premiums (if any) and penalties thereon and fees and expenses associated with such refinancing, (b) such Debt is (i) if secured, secured by Liens on (x) the Collateral that are junior to the Liens on the Collateral securing the Obligations and/or (y) property of Persons other than the Borrower or its Subsidiaries, (ii) not secured by any property or assets of any Loan Party other than the Collateral and (iii) not guaranteed by Subsidiaries of the Borrower other than the Subsidiary Guarantors, (c) such Debt does not mature or have scheduled amortization or scheduled payments of principal and is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligation (other than customary offers to repurchase upon a change of control, asset sale or casualty event and customary acceleration rights after an event of default), prior to the date that is the later of (x) September 23, 2019 and (y) 90 days after the latest Termination Date applicable to the Facilities at the time such Debt is incurred, (d) the security agreements (if such debt is secured by the Collateral) and guarantees (if such Debt is guaranteed by one or more Subsidiaries of the Borrower) of the Borrower and its Subsidiaries relating to such Debt have terms not more favorable to the respective creditors than the terms of the Collateral Documents and the Subsidiary Guaranty (with such differences as are appropriate to reflect the nature of such Permitted Junior Refinancing Debt and any other differences reasonably satisfactory to the Administrative Agent or the Collateral Agent) and (e) if such Debt is secured by the Collateral, a Representative acting on behalf of the holders of such Debt shall have become party to, or otherwise be subject to the provisions of, the Second Lien Intercreditor Agreement.

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“Permitted Liens” means each of the following:

(a)     Liens for property taxes, assessments or other governmental charges which are not yet due and payable and delinquent or the validity of which is being contested in good faith in compliance with Section 5.01(b);

(b)     statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable or the amount, applicability or validity thereof is being contested by the Borrower or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Borrower or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Borrower or such Subsidiary;

(c)     Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (i) in connection with workers’ compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

(d)     any attachment or judgment Lien for the payment of money in an aggregate amount not to exceed $10,000,000; provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are contested by the Borrower or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Borrower or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Borrower or such Subsidiary; and

(e)     leases, subleases, licenses and rights of use granted to others in the ordinary course of business, zoning restrictions, easements, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or irregularities of title that were not incurred in connection with and do not secure Debt (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee), and not interfering with the ordinary conduct of the business of the Borrower or any of its Subsidiaries; provided that such Liens do not, in the aggregate, materially detract from the value of such property or adversely affect the use of such property for its intended purpose.

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

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“Plan” means a Single Employer Plan or a Multiple Employer Plan.

“Preferred Stock” of any Person means any class of Capital Stock of such Person that is preferred over any other class of Capital Stock of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan as its prime rate in effect at its office located at 270 Park Avenue, New York, New York; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Commitments under the applicable Facility or Facilities at such time (or, in the case of any Term Lender, the aggregate principal amount of such Term Lender’s Term Advances outstanding at such time) and the denominator of which is the amount of the aggregate Commitments under the applicable Facility or Facilities at such time (or, in the case of any Term Lender, the aggregate principal amount of all Term Advances outstanding at such time); provided that if such Commitments have been terminated, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.

“Prudent Operating Practice” means the mining practices, methods and acts that would be employed by a reasonable and prudent mining operator having assets and operations similar in size and scope to the Borrower and its Subsidiaries, using mining equipment and techniques in the conduct of diligent and safe mining operations with due regard for all applicable requirements of laws.

“Receivables Financing Subsidiary” means any Subsidiary of the Borrower that is formed solely for the purpose of engaging in, and engages in, one or more receivables financing transaction permitted by Section 5.02(b)(iii)(H).

“Register” has the meaning specified in Section 8.07(b)(iv).

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Related Documents” means the Note Purchase Agreement, the Senior Notes, the Partnership Agreement, the MLP Agreement and the Cavalier Credit Documents.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Representative” shall mean with respect to any series of Permitted Junior Refinancing Debt or Debt permitted under Section 5.02(b)(i)(D)(ii), the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture

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or agreement pursuant to which such Debt is issued, incurred or otherwise obtained, as the case may be, and each of their permitted successors in such capacities.

“Repurchase Agreement” means any written agreement:

(a)     that provides for (i) the transfer of one or more United States Governmental Securities in an aggregate principal amount at least equal to the amount of the Transfer Price (defined below) to the Borrower or any of its Subsidiaries from an Acceptable Bank or an Acceptable Broker-Dealer against a transfer of funds (the “Transfer Price”) by the Borrower or such Subsidiary to such Acceptable Bank or Acceptable Broker-Dealer, and (ii) a simultaneous agreement by the Borrower or such Subsidiary, in connection with such transfer of funds, to transfer to such Acceptable Bank or Acceptable Broker-Dealer the same or substantially similar United States Governmental Securities for a price not less than the Transfer Price plus a reasonable return thereon at a date certain not later than 365 days after such transfer of funds,

(b)     in respect of which the Borrower or such Subsidiary shall have the right, whether by contract or pursuant to applicable law, to liquidate such agreement upon the occurrence of any default thereunder, and

(c)     in connection with which the Borrower or such Subsidiary, or an agent thereof, shall have taken all action required by applicable law or regulations to perfect a Lien in such United States Governmental Securities.

“Required Extending Lenders” means, at any time, Extending Lenders owed or holding at least a majority in interest of the sum of (a) the aggregate principal amount of the Revolving Credit Advances outstanding at such time owed to Extending Lenders, (b) the Extending Lenders’ Pro Rata Share of the aggregate Available Amount of all Letters of Credit outstanding at such time and (c) the aggregate Unused Revolving Credit Commitments of the Extending Lenders at such time; provided,  however, that if any Extending Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Extending Lenders at such time (i) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, (ii) such Lender’s Pro Rata Share of the aggregate Available Amount of all Letters of Credit outstanding at such time and (iii) the Unused Revolving Credit Commitment of such Lender at such time.  For purposes of this definition, the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and of Letter of Credit Advances owing to any Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments.

“Required Lenders” means, at any time, Lenders owed or holding at least a majority in interest of the sum of (a) the aggregate principal amount of the Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time and (c) the aggregate Unused Revolving Credit Commitments at such time; provided,  however, that if any Lender shall be a Defaulting Lender at such time,

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there shall be excluded from the determination of Required Lenders at such time (i) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, (ii) such Lender’s Pro Rata Share of the aggregate Available Amount of all Letters of Credit outstanding at such time and (iii) the Unused Revolving Credit Commitment of such Lender at such time.  For purposes of this definition, the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and of Letter of Credit Advances owing to any Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments.

“Required Revolving Credit Lenders” means, at any time, Revolving Credit Lenders owed or holding at least a majority in interest of the sum of (a) the aggregate principal amount of the Revolving Credit Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time and (c) the aggregate Unused Revolving Credit Commitments at such time; provided,  however, that if any Revolving Credit Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Revolving Credit Lenders at such time (i) the aggregate principal amount of the Revolving Credit Advances owing to such Revolving Credit Lender (in its capacity as a Revolving Credit Lender) and outstanding at such time, (ii) such Revolving Credit Lender’s Pro Rata Share of the aggregate Available Amount of all Letters of Credit outstanding at such time and (iii) the Unused Revolving Credit Commitment of such Revolving Credit Lender at such time.  For purposes of this definition, the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and of Letter of Credit Advances owing to any Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments.

“Responsible Officer” means any officer of any Loan Party or any of its Subsidiaries.

“Restricted Payment” has the meaning set forth in Section 5.02(g).

“Revolving Credit Advance” has the meaning specified in Section 2.01(b).

“Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Advances of the same Type made by the Revolving Credit Lenders.

“Revolving Credit Commitment” means, with respect to any Revolving Credit Lender (a) the amount set forth opposite such Revolving Credit Lender’s name on Schedule I hereto under the caption “Revolving Credit Commitment” or (b) if such Revolving Credit Lender has entered into one or more Assignment and Assumptions, the amount set forth for such Revolving Credit Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(b)(iv) as such Revolving Credit Lender’s “Revolving Credit Commitment”, in each case, as such amount may be reduced or terminated, as the case may be, at or prior to such time pursuant to Section 2.05.

“Revolving Credit Facility” means, at any time, the aggregate amount of the

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Revolving Credit Lenders’ Revolving Credit Commitments at such time, as such amount may be reduced or terminated, as the case may be, at or prior to such time pursuant to Section 2.05.

“Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment at such time, and if the Revolving Credit Commitments have been terminated or expired, then any Lender that is owed or then holds any outstanding Revolving Credit Advance or participations in or funding obligations in respect of any Letter of Credit.

“Revolving Credit Note” means a promissory note of the Borrower payable to the order of any Revolving Credit Lender, issued upon request by such Revolving Credit Lender pursuant to Section 2.16(a), in substantially the form of Exhibit A-2, evidencing the aggregate indebtedness of the Borrower to such Revolving Credit Lender resulting from the Revolving Credit Advances, Letter of Credit Advances and Swing Line Advances made by such Revolving Credit Lender.

“S&P” means S&P Global Ratings.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (on the Effective Date, Crimea, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.

“Second Lien Intercreditor Agreement” shall mean a “junior lien” intercreditor agreement among the Collateral Agent and one or more Representatives for holders of Permitted Junior Refinancing Debt or Debt permitted under Section 5.02(b)(i)(D)(ii), as applicable, in form and substance reasonably satisfactory to the Administrative Agent, the Collateral Agent and the Required Extending Lenders (it being understand and agreed that the majority of the holders of outstanding Debt under the Facilities shall direct the “controlling representative” for purposes of exercising remedies in respect of the Collateral).

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“Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between the Borrower or any of its Subsidiaries and any Cash Management Bank.

“Secured Hedge Agreement” means any interest rate Swap Contract permitted under Section 5.02 that is entered into by and between the Borrower or any of its Subsidiaries and any Hedge Bank.

“Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lenders, the Hedge Banks, the Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent or the Collateral Agent from time to time pursuant to Section 7.01, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Security” has the meaning set forth in Section 2(a)(1) of the Securities Act.

“Security Agreement” has the meaning set forth in Section 3.01(a)(iv).

“Security Agreement Supplement” has the meaning specified in the Security Agreement.

“Senior Notes” means the 6.72% Senior Notes, Series B, due June 26, 2018 issued by the Borrower in a private placement pursuant to the Note Purchase Agreement in the original principal amount of $145,000,000, and shall include any senior note issued after the original issuance date in substitution for or replacement of, in whole or in part, any originally issued senior note.

“Senior Notes Condition” means (a) the repayment in full of the notes issued under the Note Purchase Agreement, (b) the delivery into the Senior Notes Escrow Account of amounts sufficient to repay in full the Senior Notes or (c) the refinancing of the Senior Notes in full with Permitted Junior Refinancing Debt (or a combination of clauses (a), (b) and (c) which results in satisfaction of or provision for all the Senior Notes).

“Senior Notes Escrow Account” means the escrow account to be established and maintained by the Borrower with the Administrative Agent for the purpose of receiving and holding funds in escrow solely for the repayment of amounts outstanding under the Senior Notes (including the payment of any related interest and premiums) to the extent (i) the escrow terms, (ii) documentation and (iii) the arrangements pursuant to which such Senior Notes will be repaid with the amounts held in the Senior Notes Escrow Account, in each case, are reasonably satisfactory to the Administrative Agent.

“Simplification Transaction” has the meaning set forth in the definition of Change of Control contained in this Section 1.01.

“Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any

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ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

“Solvency Certificate” has the meaning set forth in Section 3.01(a)(xiv).

“Solvent” and “Solvency” mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital.  The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Special General Partner” means Alliance Resource GP, LLC, a Delaware limited liability company, together with its successors and permitted assigns as the “special general partner” of the Borrower.

“Special Letters of Credit” has the meaning specified in Section 2.01(d).

“Standby Letter of Credit” means any Letter of Credit issued under the Letter of Credit Facility, other than a Trade Letter of Credit.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, joint venture, association, trust or other entity of which (or in which) more than 50% of (a) the issued and outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time Capital Stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interests in the capital or profits of such partnership, limited liability company, joint venture or association with ordinary voting power to elect a majority of the board of directors (or persons performing similar functions) of such partnership, limited liability company, joint venture or association, or (c) the beneficial interests in such trust or other entity with ordinary voting power to elect a majority of the board of trustees (or persons performing similar functions) of such trust or other entity, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its Subsidiaries, or by one or more of such Person’s other Subsidiaries.

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“Subsidiary Guarantors” means the Subsidiaries of the Borrower listed on Schedule II hereto and each other Subsidiary of the Borrower that shall be required to execute and deliver a guaranty pursuant to Section 5.01(i).

“Subsidiary Guaranty” has the meaning specified in Section 3.01(a)(iii).

“Super-Majority Required Extending Lenders” means, at any time, Extending Lenders owed or holding at least two-thirds (2/3) in interest of the sum of (a) the aggregate principal amount of the Revolving Credit Advances outstanding at such time owed to Extending Lenders, (b) the Extending Lenders’ Pro Rata Share of the aggregate Available Amount of all Letters of Credit outstanding at such time and (c) the aggregate Unused Revolving Credit Commitments of the Extending Lenders at such time; provided,  however, that if any Extending Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Extending Lenders at such time (i) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, (ii) such Lender’s Pro Rata Share of the aggregate Available Amount of all Letters of Credit outstanding at such time and (iii) the Unused Revolving Credit Commitment of such Lender at such time.  For purposes of this definition, the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and of Letter of Credit Advances owing to any Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments.

“Surviving Debt” means Debt of each Loan Party and its Subsidiaries outstanding immediately before and after giving effect to the initial Borrowing.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Obligations” means with respect to any Subsidiary Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

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“Swaps” means, with respect to any Person, payment obligations with respect to interest rate swaps, currency or commodity swaps and hedging obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency.  For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

“Swing Line Advance” means an advance made by (a) the Swing Line Bank pursuant to Section 2.01(c) or (b) any Revolving Credit Lender pursuant to Section 2.02(b).

“Swing Line Bank” means JPMorgan.

“Swing Line Borrowing” means a borrowing consisting of a Swing Line Advance made by the Swing Line Bank pursuant to Section 2.01(c) or the Revolving Credit Lenders pursuant to Section 2.02(b).

“Swing Line Commitment” means, with respect to the Swing Line Bank, the amount of the Swing Line Facility set forth in Section 2.01(c), as such amount may be reduced or terminated at or prior to such time pursuant to Section 2.05.

“Swing Line Facility” has the meaning specified in Section 2.01(c).

“Taxes” has the meaning specified in Section 2.12(a).

“Term Advance” means an advance made by any Term Lender pursuant to Section 2.01(a).

“Term Borrowing” means a borrowing consisting of simultaneous Term Advances of the same Type made by the Term Lenders.

“Term Commitment” means, with respect to any Term Lender, (a) the amount set forth opposite such Term Lender’s name on Schedule I under the caption “Term Commitment” or (b) if such Term Lender has entered into one or more Assignment and Assumptions, the amount set forth for such Term Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(b)(iv) as such Term Lender’s “Term Commitment”, in each case, as such amount may be reduced or terminated, as the case may be, at or prior to such time pursuant to Section 2.05.

“Term Facility” means, at any time, the aggregate amount of the Term Commitments at such time, as such amount may be reduced or terminated, as the case may be, at or prior to such time pursuant to Section 2.05.

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“Term Lender” means, at any time, any Lender that has a Term Commitment or holds a Term Advance at such time.

“Term Note” means a promissory note of the Borrower payable to the order of any Term Lender, issued upon request by such Term Lender pursuant to Section 2.16(a), in substantially the form of Exhibit A-1, evidencing the aggregate indebtedness of the Borrower to such Term Lender resulting from the Term Advances made by such Term Lender.

“Termination Date” means:

(a) with respect to the Term Advances and the Term Facility, the earlier of (i) May 23, 2017 and (ii) the acceleration of the Term Advances pursuant to Section 6.01; and

(b) with respect to the Revolving Credit Commitments, the Letter of Credit Commitment, the Swing Line Commitment and the Revolving Credit Facility, the earlier of (i) (x) for each Non-Extending Lender, May 23, 2017 and (y) for each Extending Lender, May 23, 2019; provided that (A) if the Cavalier Condition is not satisfied on or before May 13, 2017, the Termination Date for each Extending Lender shall be May 23, 2017 and (B) if the Cavalier Condition has been satisfied on or before May 13, 2017 but the Senior Notes Condition is not satisfied on or before March 27, 2018, the Termination Date for each Extending Lender shall be March 27, 2018; and (ii) the date of termination in whole of the Revolving Credit Commitments, the Letter of Credit Commitment and the Swing Line Commitment pursuant to Section 2.05 or 6.01.

“Trade Letter of Credit” means any Letter of Credit that is issued under the Letter of Credit Facility for the benefit of a supplier of Inventory or raw materials or supplies (including, without limitation, fuel, spare parts or other materials used in connection with the operation of the business of the Borrower and its Subsidiaries) to the Borrower or any of its Subsidiaries to effect payment for such Inventory or raw materials or supplies.

“Transaction” means, collectively, (a) the entering into by the Loan Parties of the Loan Documents on the Effective Date, (b) the creation of Liens pursuant to the Collateral Documents on the Effective Date, (c) the making of the Advances and the issuance of the Letters of Credit under this Agreement, and (d) the payment of the fees and expenses incurred in connection with the consummation of the foregoing.

“Transaction Documents” means, collectively, the Loan Documents and the Related Documents.

“Transfer” means, with respect to any Person, any transaction in which such Person sells, conveys, abandons, transfers, leases (as lessor), or otherwise disposes of any of its assets; provided,  however, that “Transfer” shall not include (a) the granting of any Liens permitted to be granted pursuant to this Agreement, (b) any transfer of assets permitted pursuant to Section 5.02(d), (c) the making of any Restricted Payment permitted pursuant

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to Section 5.02(g) or (d) the making of any Investments permitted pursuant to Section 5.02(f).

“Transfer Restrictions Agreement” means that certain Transfer Restrictions Agreement, dated as of June 13, 2006, by and among Alliance Holdings GP, L.P., Alliance GP, LLC, C-Holdings, LLC, Joseph W. Craft III, Alliance Resource Holdings II, Inc., Alliance Resource Holdings, Inc., Alliance Resource GP, LLC and each other party named therein as a party thereto.

“Type” refers to the distinction between Advances bearing interest at the Base Rate and Advances bearing interest at the Eurodollar Rate.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York, provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“United States Governmental Security” means any direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

“Unused Revolving Credit Commitment” means, with respect to any Revolving Credit Lender at any time (a) such Revolving Credit Lender’s Revolving Credit Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all Revolving Credit Advances, Swing Line Advances and Letter of Credit Advances made by such Revolving Credit Lender (in its capacity as a Revolving Credit Lender and not as the Swing Line Bank or an Issuing Bank) and outstanding at such time plus (ii) such Revolving Credit Lender’s Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit outstanding at such time, (B) the aggregate principal amount of all Letters of Credit Advances made by the Issuing Banks pursuant to Section 2.03(c) and outstanding at such time and (C) the aggregate principal amount of all Swing Line Advances made by the Swing Line Bank pursuant to Section 2.01(d) and outstanding at such time.

“Voting Stock” means, (a) Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the directors (or persons performing similar functions) or (b) in the case of a partnership, limited liability company or joint venture, interests in the profits or capital thereof entitling the holders of such interests to approve major business actions.

“Wells Fargo Bank” has the meaning specified in the Preamble.

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“Wholly Owned” means, at any time, with respect to any Subsidiary of any Person, a Subsidiary of which at least ninety-eight percent (98%) of all of the equity interests (except directors’ qualifying shares) and Voting Stock are owned by any one or more of such Person and such Person’s other Wholly Owned Subsidiaries at such time.

“Withdrawal Liability” has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 1.02     Computation of Time Periods; Rules of Interpretation; Other Definitional Provisions.  In this Agreement and the other Loan Documents in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”. The terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be.  References in the Loan Documents to any agreement, document or contract, unless otherwise specified, shall mean and be a reference to such agreement or contract as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms and, if applicable, the Loan Documents. References in the Loan Documents to any Person shall mean and be a reference to such Person and its permitted successors and assigns.

SECTION 1.03     Accounting Terms.  All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in effect from time to time (“GAAP”).

ARTICLE II
AMOUNTS AND TERMS OF THE ADVANCES AND THE LETTERS OF CREDIT

SECTION 2.01     The Advances and the Letters of Credit.  (a) The Term Advances.  All “Term Advances” outstanding under, and as defined in, the Existing Credit Agreement on the Effective Date are deemed to be Term Advances made and outstanding under this Agreement.  Any amount of Term Advance repaid or prepaid may not be reborrowed.

(b)     The Revolving Credit Advances.  Each Revolving Credit Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each, a “Revolving Credit Advance”) to the Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date for the Revolving Credit Facility applicable to such Lender in an amount for each such Advance not to exceed such Revolving Credit Lender’s Unused Revolving Credit Commitment at such time.  All “Revolving Credit Advances” outstanding under

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and as defined in, the Existing Credit Agreement on the Effective Date are deemed to be Revolving Credit Advances made and outstanding under this Agreement.  Each Revolving Credit Borrowing shall be in an aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof in the case of Base Rate Advances and in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof in the case of Eurodollar Rate Advances (other than, in the case of Base Rate Advances, a Revolving Credit Borrowing the proceeds of which shall be used solely to repay or prepay in full outstanding Swing Line Advances or outstanding Letter of Credit Advances, in which case such Base Rate Advances may be in an aggregate amount necessary to repay or prepay in full such Swing Line Advances or Letter of Credit Advances) and shall consist of Revolving Credit Advances made simultaneously by the Revolving Credit Lenders ratably according to their Revolving Credit Commitments.  Within the limits of each Revolving Credit Lender’s Unused Revolving Credit Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(b), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(b).

(c)     The Swing Line Advances.  The Borrower may request the Swing Line Bank to make, and the Swing Line Bank agrees to make, on the terms and conditions hereinafter set forth, Swing Line Advances to the Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date for the Revolving Credit Facility applicable to the Swing Line Bank (i) in an aggregate outstanding amount not to exceed at any time $15,000,000 (the “Swing Line Facility”) and (ii) in an amount for each such Swing Line Borrowing not to exceed the aggregate of the Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time.  No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance.  Each Swing Line Borrowing shall be in an amount of $500,000 or an integral multiple of $100,000 in excess thereof and shall be made as a Base Rate Advance.  Within the limits of the Swing Line Facility and within the limits referred to in clause (ii) above the Borrower may borrow under this Section 2.01(c), repay pursuant to Section 2.04(b) or prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(c).

(d)     The Letters of Credit.  Each Issuing Bank severally agrees, on the terms and conditions hereinafter set forth, to issue (or cause its Affiliate that is a commercial bank to issue on its behalf) letters of credit (together with the Existing Letters of Credit referred to in Section 2.03(f), the “Letters of Credit”) in U.S. dollars for the account of the Borrower (but in connection with the business of the Borrower or any of its Subsidiaries) from time to time on any Business Day during the period from the Effective Date until 30 days before the latest Termination Date for the Revolving Credit Facility in an aggregate Available Amount (i) for all Letters of Credit not to exceed at any time the Letter of Credit Facility at such time, (ii) for all Letters of Credit issued by such Issuing Bank not to exceed at any time such Issuing Bank’s Letter of Credit Commitment at such time and (iii) for each such Letter of Credit not to exceed the Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time; provided that no Letter of Credit may expire after the date that is 30 days before the Termination Date of any Non-Extending Lender under the Revolving Credit Facility if, after giving effect to such issuance, the aggregate Revolving Credit Commitments of the Extending Lenders (including any replacement Lenders) for the period following such Termination Date would be less than the Available Amount of the Letters of Credit expiring after such Termination Date.  No Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the earlier of (A) 30 days

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before the Termination Date for the Revolving Credit Facility and (B)(I) in the case of a Standby Letter of Credit, one year after the date of issuance thereof, but may by its terms be renewable annually upon notice (a “Notice of Renewal”) given to the Issuing Bank that issued such Standby Letter of Credit and the Administrative Agent on or prior to any date for notice of renewal set forth in such Letter of Credit but in any event at least three Business Days prior to the date of the proposed renewal of such Standby Letter of Credit and upon fulfillment of the applicable conditions set forth in Article III unless such Issuing Bank has notified the Borrower (with a copy to the Administrative Agent) on or prior to the date for notice of termination set forth in such Letter of Credit but in any event at least 45 Business Days prior to the date of automatic renewal of its election not to renew such Standby Letter of Credit (a “Notice of Termination”) and (II) in the case of a Trade Letter of Credit, 30 days after the date of issuance thereof; provided that the terms of each Standby Letter of Credit that is automatically renewable annually shall (x) require the Issuing Bank that issued such Standby Letter of Credit to give the beneficiary named in such Standby Letter of Credit notice of any Notice of Termination, (y) permit such beneficiary, upon receipt of such notice, to draw under such Standby Letter of Credit prior to the date such Standby Letter of Credit otherwise would have been automatically renewed and (z) not permit the expiration date or the Available Amount (after giving effect to any renewal) of such Standby Letter of Credit in any event to be extended to a date later than 30 days before the Termination Date for the Revolving Credit Facility applicable to the Extending Lenders or in an Available Amount in excess of the Revolving Credit Commitments of the Extending Lenders.  Notwithstanding anything to the contrary in the immediately preceding sentence, Letters of Credit issued by any Issuing Bank may have expiration dates as mutually agreed upon by the Borrower and such Issuing Bank, but in any event no later than the sixth anniversary of the Effective Date (any such Letters of Credit with expiration dates after 30 days prior to the Termination Date for the Revolving Credit Facility, “Special Letters of Credit”).  If either a Notice of Renewal is not given by the Borrower or a Notice of Termination is given by the relevant Issuing Bank pursuant to the second immediately preceding sentence, such Standby Letter of Credit shall expire on the date on which it otherwise would have been automatically renewed; provided,  however, that even in the absence of receipt of a Notice of Renewal the relevant Issuing Bank may in its discretion, unless instructed to the contrary by the Administrative Agent or the Borrower, deem that a Notice of Renewal had been timely delivered and in such case, a Notice of Renewal shall be deemed to have been so delivered for all purposes under this Agreement.  Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this Section 2.01(d), repay any Letter of Credit Advances resulting from drawings thereunder pursuant to Section 2.03(c) and request the issuance of additional Letters of Credit under this Section 2.01(d).

SECTION 2.02     Making the Advances.  (a)  Except as otherwise provided in Section 2.02(b) or Section 2.03, each Borrowing shall be made on notice, given not later than 12:00 noon (New York City time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurodollar Rate Advances, or the first Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances, by the Borrower to the Administrative Agent, which shall give to each Appropriate Lender prompt notice thereof by telecopier.  Each such notice of a Borrowing (a “Notice of Borrowing”) shall be by telephone, confirmed immediately in writing, or by telecopier, in substantially the form of Exhibit B hereto, specifying therein (i) whether the Borrower is requesting a Term Borrowing or a Revolving Credit Borrowing, (ii) the requested date of such

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Borrowing, (iii) the requested Type of Advances comprising such Borrowing, (iv) the requested aggregate amount of such Borrowing and (v) in the case of a Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Advance.  Each Appropriate Lender shall, before 12:00 noon (New York City time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent’s Account, in same day funds, such Lender’s ratable portion of such Borrowing in accordance with the respective Commitments under the applicable Facility of such Lender and the other Appropriate Lenders.  After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower’s Account; provided,  however, that, in the case of any Revolving Credit Borrowing, the Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any Swing Line Advances and Letter of Credit Advances made by the Swing Line Bank or any Issuing Bank, as the case may be, and by any other Revolving Credit Lender and outstanding on the date of such Revolving Credit Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to the Swing Line Bank or such Issuing Bank, as the case may be, and such other Revolving Credit Lenders for repayment of such Swing Line Advances and Letter of Credit Advances.

(b)     Each Swing Line Borrowing shall be made on notice, given not later than 12:00 noon (New York City time) on the date of the proposed Swing Line Borrowing, by the Borrower to the Swing Line Bank and the Administrative Agent.  Each such notice of a Swing Line Borrowing (a “Notice of Swing Line Borrowing”) shall be by telephone, confirmed immediately in writing, or by telecopier, specifying therein the requested (i) date of such Borrowing, (ii) amount of such Borrowing and (iii) maturity of such Borrowing (which maturity shall be no later than the thirtieth day after the requested date of such Borrowing).  The Swing Line Bank will make the amount of the requested Swing Line Advances available to the Administrative Agent at the Administrative Agent’s Account, in same day funds.  After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower’s Account.  Upon written demand by the Swing Line Bank, with a copy of such demand to the Administrative Agent, each other Revolving Credit Lender shall purchase from the Swing Line Bank, and the Swing Line Bank shall sell and assign to each such other Revolving Credit Lender, such other Revolving Credit Lender’s Pro Rata Share of such outstanding Swing Line Advance as of the date of such demand, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of the Swing Line Bank, by deposit to the Administrative Agent’s Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Swing Line Advance to be purchased by such Revolving Credit Lender.  Each Revolving Credit Lender acknowledges and agrees that its obligation to purchase an assignment in Swing Line Advances is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default or the termination of the Revolving Credit Commitments, and that each such payment shall be made without any off-set, abatement, withholding or reduction whatsoever.  The Borrower hereby agrees to each such sale and assignment.  Each Revolving Credit Lender agrees to purchase its Pro Rata Share of an outstanding Swing Line Advance on (A) the Business Day on which demand therefor is made by the Swing Line Bank; provided that notice of such demand is given not later than 12:00 noon (New York City time) on such Business Day or (B) the first Business Day next succeeding such demand if notice of such demand is given after such time.

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Upon any such assignment by the Swing Line Bank to any other Revolving Credit Lender of a portion of a Swing Line Advance, the Swing Line Bank represents and warrants to such other Revolving Credit Lender that the Swing Line Bank is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Advance, the Loan Documents or any Loan Party.  If and to the extent that any Revolving Credit Lender shall not have so made the amount of such Swing Line Advance available to the Administrative Agent, such Revolving Credit Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Swing Line Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate.  If such Revolving Credit Lender shall pay to the Administrative Agent such amount for the account of the Swing Line Bank on any Business Day, such amount so paid in respect of principal shall constitute a Swing Line Advance made by such Revolving Credit Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Swing Line Advance made by the Swing Line Bank shall be reduced by such amount on such Business Day.

(c)     Anything in subsection (a) above to the contrary notwithstanding, (i) the Borrower may not select Eurodollar Rate Advances for the initial Borrowing hereunder or for any Borrowing if the aggregate amount of such Borrowing is less than $5,000,000 or if the obligation of the Appropriate Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.07(d)(ii),  Section 2.09(b)(iii) or Section 2.10(c) or (d) and (ii) Advances in respect of either the Revolving Credit Facility or the Term Facility may not be outstanding as part of more than eight separate Borrowings in aggregate under such Facility.

(d)     Each Notice of Borrowing and each Notice of Swing Line Borrowing shall be irrevocable and binding on the Borrower.

(e)     Unless the Administrative Agent shall have received notice from an Appropriate Lender prior to the date of any Borrowing under a Facility under which such Lender has a Commitment that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) or (b) of this Section 2.02, as the case may be, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount.  If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid or paid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at such time under Section 2.07 to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate.  If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender’s Advance as part of such Borrowing for all purposes.

(f)     The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its

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Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

SECTION 2.03     Issuance of and Drawings and Reimbursement Under Letters of Credit.  (a)  Request for Issuance.  Each Letter of Credit shall be issued upon notice, given not later than 12:00 noon (New York City time) on the fifth Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to any Issuing Bank, which shall give to the Administrative Agent and each Revolving Credit Lender prompt notice thereof by telecopier or electronic communication.  Each such notice of issuance of a Letter of Credit (a “Notice of Issuance”) shall be by telephone, confirmed immediately in writing, or telecopier or electronic communication, specifying therein the requested (i) name of the Issuing Bank, (ii) date of such issuance (which shall be a Business Day), (iii) Available Amount of such Letter of Credit, (iv) expiration date of such Letter of Credit, (v) name and address of the beneficiary of such Letter of Credit and (vi) form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as such Issuing Bank may specify to the Borrower for use in connection with such requested Letter of Credit (a “Letter of Credit Agreement”); provided that such Letter of Credit Agreement shall be subject to the provisions of Section 2.08.  If (A) the requested form of such Letter of Credit is acceptable to such Issuing Bank in its reasonable sole discretion and (B) such Issuing Bank has not received notice of a good faith objection to such issuance from the Required Revolving Credit Lenders, such Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the Borrower at its office referred to in Section 8.02 or as otherwise agreed with the Borrower in connection with such issuance.  In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

(b)     Letter of Credit Reports.  Each Issuing Bank shall furnish (i) to the Administrative Agent on the first Business Day of each week a written report summarizing issuance and expiration dates of Letters of Credit issued by such Issuing Bank during the previous week and drawings during such week under all Letters of Credit issued by such Issuing Bank, (ii) to each Lender on the first Business Day of each month a written report summarizing issuance and expiration dates of Letters of Credit issued by such Issuing Bank during the preceding month and drawings during such month under all Letters of Credit issued by such Issuing Bank and (iii) to the Administrative Agent and each Lender on the first Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit issued by such Issuing Bank.  A copy of each such report delivered pursuant to this clause (b) shall be delivered to the Borrower upon request by the Borrower.

(c)     Participations in Letters of Credit.  Upon the issuance of a Letter of Credit by any Issuing Bank under Section 2.03(a), such Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Revolving Credit Lender, and each such Revolving Credit Lender shall be deemed, without further action by any party hereto, to have purchased from such Issuing Bank, a participation in such Letter of Credit in an amount for each Revolving Credit Lender equal to such Revolving Credit Lender’s Pro Rata Share of the Available Amount of such Letter of Credit, effective upon the issuance of such Letter of Credit.  In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally

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agrees to pay such Revolving Credit Lender’s Pro Rata Share of each L/C Disbursement made by such Issuing Bank and not reimbursed by the Borrower forthwith on the date due as provided in Section 2.04(d) on demand by the Administrative Agent by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of such Issuing Bank by deposit to the Administrative Agent’s Account, in same day funds, an amount equal to such Revolving Credit Lender’s Pro Rata Share of such L/C Disbursement.  The Administrative Agent will promptly thereafter cause like funds to be distributed to the applicable Issuing Bank for the account of its Applicable Lending Office.  Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this Section 2.03(c) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default or the termination of the Revolving Credit Commitments, and that each such payment shall be made without any off-set, abatement, withholding or reduction whatsoever.  If and to the extent that any Revolving Credit Lender shall not have so made the amount of such L/C Disbursement available to the Administrative Agent, such Revolving Credit Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date such L/C Disbursement is due pursuant to Section 2.04(c) until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for its account or the account of such Issuing Bank, as applicable.  If such Revolving Credit Lender shall pay to the Administrative Agent such amount for the account of such Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Revolving Credit Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by such Issuing Bank shall be reduced by such amount on such Business Day.

(d)     Drawing and Reimbursement.  The payment by any Issuing Bank of a draft drawn under any Letter of Credit (other than with respect to Special Letters of Credit on and after the latest Termination Date for the Revolving Credit Facility) shall constitute for all purposes of this Agreement the making by such Issuing Bank of a Letter of Credit Advance, which shall be a Base Rate Advance, in the amount of such draft.  The Issuing Bank shall promptly notify the Administrative Agent of any such payment.

(e)     Failure to Make Letter of Credit Advances.  The failure of any Revolving Credit Lender to make the Letter of Credit Advance to be made by it on the date specified in Section 2.03(c) shall not relieve any other Revolving Credit Lender of its obligation hereunder to make its Letter of Credit Advance on such date, but no Revolving Credit Lender shall be responsible for the failure of any other Revolving Credit Lender to make the Letter of Credit Advance to be made by such other Revolving Credit Lender on such date.

(f)     Existing Letters of Credit.  As of the Effective Date, each Issuing Bank will be deemed to have sold and transferred an undivided interest and participation in respect of the Letters of Credit issued by it under the Existing Credit Agreement, which existing Letters of Credit are listed on Schedule III, and each Revolving Credit Lender hereunder will be deemed to have purchased and received, without further action on the part of any party, an undivided interest and participation in such Letters of Credit, based on such Revolving Credit Lender’s Pro Rata Share of the aggregate Available Amount of all Letters of Credit outstanding at such time.

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SECTION 2.04     Repayment of Advances.  (a)  Term Advances.  The Borrower shall repay to the Administrative Agent for the ratable account of the Term Lenders the aggregate outstanding principal amount of the Term Advances in quarterly installments payable on the last Business Day of each March, June, September and December, commencing on June 30, 2014, in an amount equal to (i) on each such date occurring on or prior to March 31, 2016, 2.50% (ii) on each such date occurring after March 31, 2016 but on or prior to December 31, 2016, 20.00% and (iii) on each such date occurring after December 31, 2016, 0%, in each case, of the aggregate principal amount of the Term Advances outstanding as of June 30, 2014, which amount, in each case, shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06;  provided,  however, that the final principal installment shall be repaid on the Termination Date for the Term Facility and in any event shall be in an amount equal to the aggregate principal amount of the Term Advances outstanding on such date.

(b)     Revolving Credit Advances.  (i)  The Borrower shall repay to the Administrative Agent for the ratable account of the Revolving Credit Lenders that are Non-Extending Lenders on the Termination Date for the Revolving Credit Facility applicable to Non-Extending Lenders the aggregate principal amount of the Revolving Credit Advances owing to Non-Extending Lenders then outstanding.

(ii)     The Borrower shall repay to the Administrative Agent for the ratable account of the Revolving Credit Lenders that are Extending Lenders on the Termination Date for the Revolving Credit Facility applicable to Extending Lenders the aggregate principal amount of the Revolving Credit Advances owing to Extending Lenders then outstanding.

(c)     Swing Line Advances.  The Borrower shall repay to the Administrative Agent for the account of the Swing Line Bank and each other Revolving Credit Lender that has made a Swing Line Advance the outstanding principal amount of each Swing Line Advance made by each of them on the earlier of the maturity date specified in the applicable Notice of Swing Line Borrowing (which maturity shall be no later than the thirtieth day after the requested date of such Borrowing) and the Termination Date for the Revolving Credit Facility applicable to the Swing Line Bank.

(d)     Letter of Credit Advances.  (i) The Borrower shall repay to the Administrative Agent for the account of  each Issuing Bank and each other Revolving Credit Lender that has made a Letter of Credit Advance on the earlier of demand and the Termination Date for the Revolving Credit Facility applicable to such Lender the outstanding principal amount of each Letter of Credit Advance made by each of them (it being understood and agreed that, subject to the satisfaction of the other provisions of this Agreement, a Letter of Credit Advance may be repaid prior to such Termination Date with the proceeds of a new Borrowing).

(ii)     The Obligations of the Borrower under this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances:

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(A)     any lack of validity or enforceability of any Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (all of the foregoing being, collectively, the “L/C Related Documents”);

(B)     any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any Loan Party in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

(C)     the existence of any claim, set-off, defense or other right that any Loan Party may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for which any such beneficiary or any such transferee may be acting), any Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

(D)     any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(E)     payment by any Issuing Bank under a Letter of Credit against presentation of a draft, certificate or other document that does not strictly comply with the terms of such Letter of Credit;

(F)     any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from the Guaranties or any other guarantee, for all or any of the Obligations of any Loan Party in respect of the L/C Related Documents; or

(G)     any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

SECTION 2.05     Termination or Reduction of the Revolving Credit Commitments.  (a)  Optional.  The Borrower may, upon at least three Business Days’ notice to the Administrative Agent, terminate in whole or reduce in part the unused portion of the Swing Line Facility and the Letter of Credit Facility and the Unused Revolving Credit Commitments; provided,  however, that each partial reduction of any such Facility (i) shall be in an aggregate amount of $5,000,000 (or in the case of the Swing Line Facility, $2,000,000) or an integral multiple of $1,000,000 (or in the case of the Swing Line Facility, $500,000) in excess thereof and (ii) shall be made ratably among the Appropriate Lenders in accordance with their Commitments with respect to such Facility.

(b)     Mandatory.  (i) The Letter of Credit Facility shall be permanently reduced from time to time on the date of each reduction in the Revolving Credit Facility by the amount, if

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any, by which the amount of the Letter of Credit Facility exceeds the Revolving Credit Facility after giving effect to such reduction of the Revolving Credit Facility.

(ii)     The Swing Line Facility shall be permanently reduced from time to time on the date of each reduction in the Revolving Credit Facility by the amount, if any, by which the amount of the Swing Line Facility exceeds the Revolving Credit Facility after giving effect to such reduction of the Revolving Credit Facility.

SECTION 2.06     Prepayments.  (a)  Optional.  The Borrower may, upon at least one Business Day’s notice in the case of Base Rate Advances and three Business Days’ notice in the case of Eurodollar Rate Advances, in each case to the Administrative Agent stating the Type of Advance to be prepaid, the proposed prepayment date and the aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding aggregate principal amount of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid; provided,  however, that (i) each partial prepayment shall be in an aggregate principal amount of $1,000,000 or an integral multiple of $100,000 in excess thereof in the case of Base Rate Advances and $5,000,000 or an integral multiple of $1,000,000 in excess thereof in the case of Eurodollar Rate Advances, (ii) if any prepayment of a Eurodollar Rate Advance is made on a date other than the last day of an Interest Period for such Advance, the Borrower shall also pay any amounts owing pursuant to Section 8.04(c) and (iii) prepayments in respect of Term Advances shall be applied to such Advances and to the installments thereof set forth in Section 2.04(a) in forward order of maturity.

(b)     Mandatory.  (i)  The Borrower shall, on each Business Day, prepay an aggregate principal amount of the Revolving Credit Advances comprising part of the same Borrowing, the Letter of Credit Advances and the Swing Line Advances in an amount equal to the amount by which (A) the sum of the aggregate principal amount of (I) the Revolving Credit Advances, (II) the Letter of Credit Advances and (III) the Swing Line Advances, in each case, then outstanding plus the aggregate Available Amount of all Letters of Credit then outstanding exceeds (B) the Revolving Credit Facility on such Business Day.

(ii)     If, as of the end of any Business Day, the aggregate amount of cash and Cash Equivalents held in deposit accounts and securities accounts of the Borrower and its Subsidiaries (excluding cash and Cash Equivalents held in (x) Excluded Accounts (as defined in the Security Agreement) and (y) the Senior Notes Escrow Account) exceeds $100,000,000, the Borrower shall on or before 9:00 a.m. New York City time, on the next Business Day prepay (i) any then-outstanding Swing Line Advances, to the extent of such excess, and (ii) after all Swing Line Advances have been paid in full, any then-outstanding Revolving Credit Advances to the extent any such excess remains, in an aggregate principal amount equal to the lesser of (A) the then-remaining excess and (B) the sum of the then-outstanding Revolving Credit Advances.

(iii)     Prepayments of the Revolving Credit Facility made pursuant to  clauses (i) and (ii) shall be first applied to prepay Letter of Credit Advances then outstanding until such Advances are paid in full, second applied to prepay Swing Line

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Advances then outstanding until such Advances are paid in full and third applied to prepay Revolving Credit Advances then outstanding comprising part of the same Borrowing until such Advances are paid in full.

(iv)     The Borrower shall, on the last day of each of the first three fiscal quarters and the last day of each fiscal year of the Borrower, prepay the principal amount of each Swing Line Borrowing in excess of $2,500,000 outstanding on such day.

(v)     All prepayments under this subsection (b) shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid, together with any amounts owing pursuant to Section 8.04(c).

(c)     Letters of Credit.  The Borrower shall, on the day that is 30 days prior to the latest Termination Date for the Revolving Credit Facility applicable to the Extending Lenders, pay to the Administrative Agent for deposit in the applicable L/C Cash Deposit Accounts an amount sufficient to cause the aggregate amount on deposit in all L/C Cash Deposit Accounts to equal 105% of the aggregate Available Amount of all Letters of Credit (including, for the avoidance of doubt, Special Letters of Credit) then outstanding.  Upon the drawing of any such Letter of Credit, to the extent funds are on deposit in the applicable L/C Cash Deposit Account, such funds shall be applied to reimburse the applicable Issuing Bank to the extent permitted by applicable law, and if so applied, such reimbursement shall be deemed a repayment of the corresponding Letter of Credit Advance in respect of such Letter of Credit.  After all such Letters of Credit shall have expired or been fully drawn upon and all other Obligations of the Borrower with respect to such Letters of Credit shall have been paid in full, the balance, if any, in the L/C Cash Deposit Accounts in respect of such Letters of Credit shall be promptly returned to the Borrower.

SECTION 2.07     Interest.  (a) Scheduled Interest.  The Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

(i)     Base Rate Advances.  During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time plus (B) the Applicable Margin in respect of such Advance in effect from time to time, based on the Borrower’s Consolidated Debt to Consolidated Cash Flow Ratio as determined in accordance with the definition of Applicable Margin, payable in arrears quarterly on the last day of each fiscal quarter during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

(ii)     Eurodollar Rate Advances.  During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Eurodollar Rate for such Interest Period for such Advance plus (B) the Applicable Margin in respect of such Advance in effect prior to the first day of such Interest Period, based on the Borrower’s Consolidated Debt to Consolidated Cash Flow Ratio as determined in accordance with the definition of Applicable Margin, payable in arrears on the last day of such Interest

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Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

(b)     Default Interest.  Upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay interest (“Default Interest”) on (i) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (ii) above and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i) or (ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable under the Loan Documents that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid, in the case of interest, on the Type of Advance on which such interest has accrued pursuant to clause (a)(i) or (ii) above and, in all other cases, on Base Rate Advances pursuant to clause (a)(i) above; provided,  however, that following the acceleration of the Advances, or the giving of notice by the Administrative Agent to accelerate the Advances, pursuant to Section 6.01, Default Interest shall automatically accrue and be payable hereunder.

(c)     Notice of Interest Period and Interest Rate.  Promptly after receipt of a Notice of Borrowing pursuant to Section 2.02(a), a notice of Conversion pursuant to Section 2.09 or a notice of selection of an Interest Period pursuant to the terms of the definition of “Interest Period”, the Administrative Agent shall give notice to the Borrower and each Appropriate Lender of the applicable Interest Period and the applicable interest rate determined by the Administrative Agent for purposes of clause (a)(i) or (ii) above.

(d)     Interest Rate Determination.  (i) [Intentionally omitted].

(ii)     If the LIBO Rate cannot be determined in accordance with the definition of “LIBO Rate”, the Administrative Agent shall forthwith notify the Borrower and the Lenders that the interest rate cannot be determined pursuant to said definition for such Eurodollar Rate Advances and

(A)     each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance (or if such Advance is then a Base Rate Advance, will continue as a Base Rate Advance), and

(B)     the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

SECTION 2.08     Fees.  (a) Commitment Fee.  The Borrower shall pay to the Administrative Agent for the account of the Revolving Credit Lenders a commitment fee, from the Effective Date in the case of each Initial Lender that is a Revolving Credit Lender and from

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the effective date specified in the Assignment and Assumption pursuant to which it became a Revolving Credit Lender in the case of each other Revolving Credit Lender until the Termination Date for the Revolving Credit Facility applicable to such Lender, payable in arrears quarterly on the last day of each fiscal quarter, commencing with the fiscal quarter ending March 31, 2017, and on the Termination Date for the Revolving Credit Facility, at a percentage per annum equal to the Applicable Percentage applicable to such Lender at such time on the sum of the average daily Unused Revolving Credit Commitment of such Revolving Credit Lender plus its Pro Rata Share of the average daily outstanding Swing Line Advances during such quarter.

(b)     Letter of Credit Fees, Etc.  (i) The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender a commission, payable in arrears quarterly, within 15 days of each March 31, June 30, September 30 and December 31, commencing March 31, 2017, and on the earlier to occur of (A) the full drawing, expiration, termination or cancellation of any Letter of Credit and (B) on the Termination Date for the Revolving Credit Facility applicable to such Lender, on such Revolving Credit Lender’s Pro Rata Share of the average daily aggregate Available Amount during such quarter of all Letters of Credit outstanding from time to time at a percentage per annum equal to the Applicable Margin for Eurodollar Rate Advances made by such Lender at such time.  Upon the occurrence and during the continuance of a Default under Section 6.01(a) or 6.01(f) or an Event of Default, the amount of commission payable by the Borrower under this clause (b)(i) shall be increased by 2% per annum.

(ii)     The Borrower shall pay to each Issuing Bank, for its own account, a fronting fee, payable in arrears quarterly, within 15 days after each March 31, June 30, September 30 and December 31, commencing March 31, 2017 and on the earliest to occur of the full drawing, expiration, termination or cancellation of any Letter of Credit and, in the case of any Letter of Credit that is not a Special Letter of Credit, on the Termination Date for the Revolving Credit Facility applicable to such Lender, on the average daily aggregate Available Amount during such quarter of all Letters of Credit outstanding from time to time at a percentage per annum equal to 0.15% (as contemplated by the Fee Letters).

(iii)     The Borrower shall pay to each Issuing Bank, for its own account, such other commissions and issuance fees, and such customary transfer fees, amendment fees and other fees and charges in connection with the issuance or administration of each Letter of Credit issued by such Issuing Bank, including the administration of each Letter of Credit Agreement, as the Borrower and such Issuing Bank shall agree; provided that the fees of the type contemplated by clause (i) and (ii) of this Section 2.08(b) shall be exclusive of any similar fee that would otherwise be required to be paid under any such Letter of Credit Agreement.

(c)     Administrative Agent’s Fees.  The Borrower shall pay to the Administrative Agent for its own account such fees as may from time to time be agreed between the Borrower and the Administrative Agent (including as set forth in the Fee Letters).

SECTION 2.09     Conversion of Advances.  (a) Optional.  The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 12:00 noon (New York City time) on the third Business Day prior to the date of the proposed Conversion or

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continuation, in the case of the Conversion or continuation of any Advances (or portion thereof) into or as Eurodollar Rate Advances, and on the same Business Day, in the case of the Conversion of any Advances (or portion thereof) into Base Rate Advances, and subject, in each case, to the provisions of Sections 2.07 and 2.10, Convert (or in the case of Eurodollar Rate Advances, continue) all or any portion of the Advances of one Type comprising the same Borrowing into Advances of the other Type; provided,  however, that any Conversion of Eurodollar Rate Advances into Base Rate Advances or continuation of Eurodollar Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(c), no Conversion of any Advances (or portion thereof) shall result in more separate Borrowings than permitted under Section 2.02(c) and each Conversion of Advances (or portion thereof) comprising part of the same Borrowing under any Facility shall be made ratably among the Appropriate Lenders in accordance with their Commitments under such Facility.  Each such notice of Conversion or continuation shall, within the restrictions specified above, specify (i) the date of such Conversion or continuation, (ii) the aggregate amount of the Advances (or portion thereof) to be Converted or continued and (iii) if such Conversion or continuation is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Advances (or portion thereof).  Each notice of Conversion shall be irrevocable and binding on the Borrower.

(b)     Mandatory.  (i) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, such Advances shall automatically Convert into Base Rate Advances.

(ii)     If the Borrower shall provide a notice of Conversion or continuation and fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of “Interest Period” in Section 1.01, the Administrative Agent will forthwith so notify the Borrower and the Appropriate Lenders, whereupon each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into or continue as a Eurodollar Rate Advance with an interest period of one month.  In addition, if the Borrower shall fail to provide a timely notice of Conversion or continuation for any Eurodollar Rate Advance, such Eurodollar Rate Advance will automatically Convert into a Base Rate Advance.

(iii)     Upon the occurrence and during the continuance of any Event of Default, (A) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (B) the obligation of the Lenders to make, or to Convert Advances into or to continue Eurodollar Rate Advances as, Eurodollar Rate Advances shall be suspended during such continuance.

SECTION 2.10     Increased Costs, Etc.  (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation after the date hereof or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or of making, funding or maintaining Eurodollar Rate Advances or of agreeing

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to issue or of issuing or maintaining or participating in Letters of Credit or of agreeing to make or of making or maintaining Letter of Credit Advances (excluding, for purposes of this Section 2.10, any such increased costs resulting from (A) Taxes or Other Taxes (as to which Section 2.12 shall govern) and (B) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender is organized or has its Applicable Lending Office or any political subdivision thereof), then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost.  A certificate as to the amount of such increased cost, submitted to the Borrower by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

(b)     If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other Governmental Authority enacted, promulgated, issued or made after the date hereof (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender’s commitment to lend or to issue or participate in Letters of Credit hereunder and other commitments of such type or the issuance or maintenance of or participation in any Letters of Credit (or similar contingent obligations), then, upon demand by such Lender or such corporation (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender’s commitment to lend or to issue or participate in Letters of Credit hereunder or to the issuance or maintenance of or participation in any Letters of Credit.  A certificate as to such amounts submitted to the Borrower by such Lender shall be conclusive and binding for all purposes, absent manifest error.

(c)     If, with respect to any Eurodollar Rate Advances under any Facility, Lenders in respect of such Facility owed at least 50% of the then aggregate unpaid principal thereof notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Appropriate Lenders, whereupon (i) each such Eurodollar Rate Advance under such Facility will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Appropriate Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.

(d)     Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation after the date hereof shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the

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Administrative Agent, (i) each Eurodollar Rate Advance under each Facility under which such Lender has a Commitment will automatically, upon such demand, Convert into a Base Rate Advance and (ii) the obligation of the Appropriate Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist.

(e)     Notwithstanding anything herein to the contrary, for the purposes of this Section 2.10, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith and (ii) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States of America or foreign regulatory authorities, in each case, pursuant to Basel III, shall, in each case, be deemed to be a change in law after the date hereof regardless of the date enacted, adopted or issued.

(f)     All amounts paid hereunder shall be without duplication of any amounts included within the definition of the term “Eurodollar Rate”.

SECTION 2.11     Payments and Computations.  (a) The Borrower shall make each payment hereunder and under the Notes, irrespective of any right of counterclaim or set-off, not later than 12:00 noon (New York City time) on the day when due in U.S. dollars to the Administrative Agent at the Administrative Agent’s Account in same day funds, with payments being received by the Administrative Agent after such time being deemed to have been received on the next succeeding Business Day.  Except as otherwise expressly provided herein, the Administrative Agent will promptly thereafter cause like funds to be distributed if such payment by the Borrower is in respect of any obligation then payable hereunder and under the Notes to (i) more than one Lender, to such Lenders for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective obligations then payable to such Lenders and (ii) one Lender, to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement.  Upon its acceptance of an Assignment and Assumption and recording of the information contained therein in the Register pursuant to Section 8.07(b)(iv) or upon the purchase by any Revolving Credit Lender of any Swing Line Advance pursuant to Section 2.02(b), from and after the effective date of such Assignment and Assumption or purchase, as the case may be, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned or purchased thereby to the Lender assignee or purchaser thereunder, and, in the case of an Assignment and Assumption, the parties to any such Assignment and Assumption shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

(b)     The Borrower hereby authorizes each Lender and each of its Affiliates, if and to the extent payment owed to such Lender is not made when due hereunder (after giving effect to any period of grace) or, in the case of a Lender, under the Note held by such Lender, to charge from time to time, to the fullest extent permitted by law, against any or all of the Borrower’s accounts with such Lender or such Affiliate any amount so due.

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(c)     All computations of interest based on the Base Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Federal Funds Rate and of fees and Letter of Credit commissions shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable.  Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

(d)     Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment or Letter of Credit fee or commission, as the case may be; provided,  however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.

(e)     Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender on such due date an amount equal to the amount then due such Lender.  If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

(f)     If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility to which, or the manner in which, such funds are to be applied, the Administrative Agent shall distribute such funds to each Lender ratably in accordance with such Lender’s Pro Rata Share of the sum of (i) the aggregate principal amount of all Advances outstanding at such time and (ii) the aggregate Available Amount of all Letters of Credit then due and payable at such time, in repayment or prepayment of such of the outstanding Advances or other Obligations then owing to such Lender and shall return any unused funds to the Borrower.

SECTION 2.12     Taxes.  (a) Any and all payments by the Borrower to or for the account of any Lender or the Administrative Agent hereunder or under the Notes or any other Loan Document shall be made, in accordance with Section 2.11 or the applicable provisions of such other Loan Document, if any, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings imposed by any Governmental Authority, and all liabilities (including penalties, additions to tax and interest) with respect thereto (“Taxes”), excluding, (i) in the case of each Lender and the Administrative Agent, (A) taxes that are imposed on its overall net income by the United States and taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Lender or the Administrative Agent, as the case may be, is organized or

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any political subdivision thereof and (B) any United States withholding taxes resulting from FATCA and, (ii) in the case of each Lender, taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction of such Lender’s Applicable Lending Office or any political subdivision thereof (all such excluded Taxes hereinafter referred to as “Excluded Taxes”).  If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note or any other Loan Document to any Lender or the Administrative Agent, (A) the Borrower shall make all such deductions, (B) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (C) the sum payable by the Borrower shall be increased as may be necessary so that after the Borrower and the Administrative Agent have made all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made for Taxes other than Excluded Taxes.

(b)     In addition, the Borrower shall pay any present or future stamp, documentary, excise, property, intangible, mortgage recording or similar taxes, charges or levies that arise from any payment made by the Borrower hereunder or under any Notes or any other Loan Document or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement, the Notes or other Loan Documents, except any such Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.17) (hereinafter referred to as “Other Taxes”).

(c)     The Borrower shall indemnify each Lender and the Administrative Agent for and hold them harmless against the full amount of Taxes (other than Excluded Taxes) and Other Taxes, including Taxes imposed by any jurisdiction on amounts payable under this Section 2.12, imposed on or paid by such Lender or the Administrative Agent (as the case may be) arising therefrom or with respect thereto.  This indemnification shall be made within 30 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

(d)     Within 30 days after the date of any payment of Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing such payment, to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Administrative Agent.  In the case of any payment hereunder or under the Notes or the other Loan Documents by or on behalf of the Borrower through an account or branch outside the United States or by or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the Borrower shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes.  For purposes of subsections (d),  (e),  (f),  (h) and (i) of this Section 2.12, the terms “United States” and “United States person” shall have the meanings specified in Section 7701 of the Internal Revenue Code.

(e)     Each Lender organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender and on the date of the Assignment and Assumption pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter as reasonably

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requested in writing by the Borrower or promptly upon a change in any material fact disclosed on the applicable form or certificate (but, in either case, only so long thereafter as such Lender remains lawfully able to do so), provide each of the Administrative Agent and the Borrower with two original signed and complete Internal Revenue Service Forms W-8BEN-E or W-8ECI (or in the case of a Lender entitled to claim exemption from withholding of United States federal income tax under Section 881(c) of the Internal Revenue Code (i) a certificate stating that it is not (A) a “bank” as defined in Section 881(c)(3)(A) of the Internal Revenue Code, (B) a 10-percent shareholder (within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code) of the Borrower or (C) a controlled foreign corporation related to the Borrower (within the meaning of Section 881(c)(3)(C) of the Internal Revenue Code), and (ii) a signed and complete Internal Revenue Service Form W-8BEN-E), as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes or any other Loan Document or, in the case of a Lender that has certified that it is not a “bank”, as described above, certifying that such Lender is a foreign corporation, partnership, estate or trust.  If the forms provided by a Lender at the time such Lender first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered an Excluded Tax unless and until such Lender provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered an Excluded Tax for periods governed by such forms; provided,  however, that if, at the effective date of the Assignment and Assumption pursuant to which a Lender becomes a party to this Agreement, the Lender assignor was entitled to payments under subsection (a) of this Section 2.12 in respect of United States withholding tax with respect to interest paid at such date, then the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender assignee on such date to the extent that payment would have been required under Section 2.12(a) in respect of such United States withholding tax if the interest were paid to such Lender assignor on such date.  If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable (including at a lesser rate, such as a tax treaty rate, if applicable) and information required on the date hereof by Internal Revenue Service Form W-8BEN-E or W-8ECI or the related certificate described above, that the applicable Lender reasonably considers to be confidential, such Lender shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

(f)     For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form, certificate or other document described in subsection (e) above (other than if such failure is due to a change in law, or in the interpretation or application thereof, occurring after the date on which a form, certificate or other document originally was required to be provided or if such form, certificate or other document otherwise is not required under subsection (e) above), such Lender shall not be entitled to indemnification under subsection (a) or (c) of this Section 2.12 with respect to Taxes imposed by the United States by reason of such failure; provided,  however, that should a Lender become subject to Taxes because of its failure to deliver a form, certificate or other document required hereunder, the Borrower shall take such steps as such Lender shall reasonably request, at such Lender’s cost and expense, to assist such Lender to recover such Taxes.

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(g)     If the Borrower pays any amounts under this Section 2.12 to a Lender and such Lender determines in its reasonable discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its tax liabilities in or with respect to the taxable year in which the amount is paid (a “Tax Benefit”), such Lender shall pay to the Borrower an amount that such Lender shall reasonably determine is equal to the net benefit, after tax, which was obtained by such Lender in such year as a consequence of such Tax Benefit; provided,  however, that (i) nothing in this Section 2.12(g) shall require a Lender to disclose any confidential information to any Loan Party (including, without limitation, its tax returns); and (ii) no Lender shall be required to pay any amounts pursuant to this Section 2.12(g) at any time which a Default exists.

(h)     If a payment made to a Lender would be subject to FATCA as a result of such Lender failing to comply with the applicable information collection and reporting requirements of FATCA, then such Lender shall deliver to the Administrative Agent and the Borrower any documentation under FATCA or reasonably requested by the Administrative Agent or the Borrower sufficient for the Administrative Agent and the Borrower to comply with their obligations under FATCA.  Any United States federal withholding tax imposed on amounts payable to a Lender as a result of such Lender’s failure to comply with FATCA  and  to establish a complete exemption from withholding thereunder (including providing any documentation required or reasonably requested under this Section 2.12(h)) shall be considered an Excluded Tax unless and until such Lender complies with FATCA and provides the documentation required or reasonably requested under this Section 2.12(h).

(i)     Each Lender organized under the laws of the United States or any state thereof shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender and on the date of the Assignment and Assumption pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter as reasonably requested in writing by the Borrower and promptly upon a change in any material fact disclosed on the applicable form or certificate (but, in either case, only so long thereafter as such Lender remains lawfully able to do so), provide each of the Administrative Agent and the Borrower with two  original signed and complete Internal Revenue Service Forms W-9 certifying such Lender as a United States person under Section 7701 of the Internal Revenue Code that is exempt from U.S. backup withholding taxes.

(j)     For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the Agreement, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION 2.13     Sharing of Payments, Etc.  If any Lender shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise, other than as a result of an assignment pursuant to Section 8.07) (a) on account of Obligations due and payable to such Lender hereunder and under the Notes and the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Lenders hereunder and under the Notes and the other Loan

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Documents at such time) of payments on account of the Obligations due and payable to all Lenders hereunder and under the Notes at such time obtained by all the Lenders at such time or (b) on account of Obligations owing (but not due and payable) to such Lender hereunder and under the Notes and the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lenders hereunder and under the Notes and the other Loan Documents at such time) of payments on account of the Obligations owing (but not due and payable) to all Lenders hereunder and under the Notes at such time obtained by all of the Lenders at such time, such Lender shall forthwith purchase from the other Lenders such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided,  however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price to the extent of such Lender’s ratable share (according to the proportion of (A) the purchase price paid to such Lender to (B) the aggregate purchase price paid to all Lenders) of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (I) the amount of such other Lender’s required repayment to (II) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered.  The Borrower agrees that any Lender so purchasing an interest or participating interest from another Lender pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such Lender were the direct creditor of the Borrower in the amount of such interest or participating interest, as the case may be.  Each of the Extending Lenders hereby acknowledges and agrees that principal repayments made to the Non-Extending Lenders on the Termination Date applicable to Non-Extending Lenders (and not also applicable to the Extending Lenders) shall not be subject to the share provisions of this Section.

SECTION 2.14     Use of Proceeds.  The proceeds of the Advances and issuances of Letters of Credit shall be available (and the Borrower agrees that it shall use such proceeds and Letters of Credit) solely (a) on or after the Effective Date, to pay transaction fees and expenses incurred in connection herewith and to refinance the obligations outstanding under the Existing Credit Agreement and (b) from time to time, for general business purposes of the Borrower (including for distributions to the MLP to enable the MLP to make cash distributions to the holders of the MLP’s units) and its Subsidiaries.

SECTION 2.15     Defaulting Lenders.  Notwithstanding any provision of this Agreement to the contrary, if any Revolving Credit Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Revolving Credit Lender is a Defaulting Lender:

(a)     fees shall cease to accrue on the unfunded portion of the Revolving Credit Commitment of such Defaulting Lender pursuant to Section 2.08(a);

(b)     if any Swing Line Advance or Letter of Credit exists at the time such Revolving Credit Lender becomes a Defaulting Lender then:

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(i)     all or any part of the participations in Swing Line Advances and the Available Amount of outstanding Letters of Credit shall be reallocated among the non-Defaulting Lenders that are Revolving Credit Lenders in accordance with their respective Pro Rata Shares (disregarding any Defaulting Lender’s Revolving Credit Commitment) but only to the extent that the sum of (A) the aggregate principal amount of all Advances (other than Term Advances) made by such non-Defaulting Lenders (in their capacity as Revolving Credit Lenders) and outstanding at such time, (B) such non-Defaulting Lenders’ Pro Rata Shares (before giving effect to the reallocation contemplated herein) of the Available Amount of all outstanding Swing Line Advances and Letters of Credit, (C) the aggregate principal amount of all Advances (other than Term Advances) made by the Swing Line Bank and each Issuing Bank pursuant to this Agreement that have not been ratably funded by such non-Defaulting Lenders and outstanding at such time and (D) such Defaulting Lender’s Pro Rata Share of such outstanding Swing Line Advances and the Available Amount of such Letters of Credit does not exceed the total of all such non-Defaulting Lenders’ Revolving Credit Commitments;

(ii)     if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within one Business Day following notice by the Administrative Agent (A) first, prepay such Defaulting Lender’s Pro Rata Share of the outstanding Swing Line Advances and (B) second, cash collateralize for the benefit of the Issuing Banks only the Borrower’s obligations corresponding to such Defaulting Lender’s Pro Rata Share of the Available Amount of outstanding Letters of Credit (in each case, after giving effect to any partial reallocation pursuant to clause (i) above) by paying cash collateral to the Swing Line Bank or the applicable Issuing Banks, as the case may be;

(iii)     if the Borrower cash collateralizes any portion of such Defaulting Lender’s Pro Rata Share of the Available Amount of outstanding Letters of Credit pursuant to clause (ii) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.08(b)(i) with respect to such Pro Rata Share during the period such Pro Rata Share is cash collateralized;

(iv)     if the Pro Rata Shares of the Available Amount of outstanding Letters of Credit of the non-Defaulting Lenders that are Revolving Credit Lenders are reallocated pursuant to clause (i) above, then the fees payable to the Revolving Credit Lenders pursuant to Section 2.08(a) and (b)(i) shall be adjusted in accordance with such Pro Rata Shares;

(v)     if all or any portion of such Defaulting Lender’s Pro Rata Share of the Available Amount of outstanding Letters of Credit is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Banks or any other Revolving Credit Lender hereunder, all commitment fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Revolving Credit Commitment that was utilized by such Pro Rata Share) and letter of credit fees payable under Section 2.08(b)(i) with respect to such Defaulting Lender’s

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Pro Rata Share shall be payable to the applicable Issuing Banks until and to the extent that such Pro Rata Share is reallocated and/or cash collateralized; and

(c)     so long as such Lender is a Defaulting Lender, the Swing Line Bank shall not be required to fund any Swing Line Advance and no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s Pro Rata Share of the Available Amount of then outstanding Letters of Credit will be 100% covered by the Revolving Credit Commitments of the non-Defaulting Lenders that are Revolving Credit Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.15(b), and participating interests in any newly made Swing Line Advance or any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders that are Revolving Credit Lenders in a manner consistent with Section 2.15(b)(i) (and such Defaulting Lender shall not participate therein).

If (i) a Bankruptcy Event with respect to a Parent Company of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Swing Line Bank or any Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swing Line Bank shall not be required to fund any Swing Line Advance and no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless the Swing Line Bank or any Issuing Bank, as the case may be, shall have entered into arrangements with the Borrower or such Lender, satisfactory to the Swing Line Bank or such Issuing Bank, as the case may be, to defease any risk to it in respect of such Lender hereunder.

In the event that each of the Administrative Agent, the Borrower, the Swing Line Bank and each Issuing Bank agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the participations in Swing Line Advances and the Available Amount of outstanding Letters of Credit of the Revolving Credit Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Credit Commitment and on such date such Lender shall purchase at par such of the Advances of the other Revolving Credit Lenders (other than Swing Line Advances) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Advances in accordance with its Pro Rata Share.

SECTION 2.16     Evidence of Debt.  (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.  The Borrower agrees that upon notice by any Lender to the Borrower (with a copy of such notice to the Administrative Agent) to the effect that a promissory note or other evidence of indebtedness is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender, the Borrower shall promptly execute and deliver to such Lender, with a copy to the Administrative Agent, a Term Note or a Revolving Credit Note, as the case may be, in substantially the form of Exhibit A-1 or A-2, respectively, payable to the order of such Lender in a principal amount equal to the applicable Commitment of such Lender.  All references to Notes in the Loan Documents shall mean Notes, if any, to the extent issued hereunder.

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(b)     The Register maintained by the Administrative Agent pursuant to Section 8.07(b)(iv) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of Advances comprising such Borrowing and, if appropriate, the Interest Period applicable thereto, (ii) the terms of each Assignment and Assumption delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, and (iv) the amount of any sum received by the Administrative Agent from the Borrower hereunder and each Lender’s share thereof.

(c)     Entries made in good faith by the Administrative Agent in the Register pursuant to subsection (b) above, and by each Lender in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement, absent manifest error; provided,  however, that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the Obligations of the Borrower under this Agreement.

SECTION 2.17     Mitigation; Replacement of Lenders.  (a) If any Lender requests compensation under Section 2.10, or if the Borrower is required to pay any indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.12, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Advances hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.10 or 2.12, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)     If any Lender requests compensation under Section 2.10, or if the Borrower is required to pay any indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.12, or if any Lender becomes a Defaulting Lender, then the Borrower may, so long as no Default has occurred and is continuing and at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 8.07), all its interests, rights (other than its existing rights to payments pursuant to Section 2.10 or 2.12) and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and if a Revolving Credit Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Advances and participations in L/C Disbursements and Swing Line Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation

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under Section 2.10 or payments required to be made pursuant to Section 2.12, such assignment will result in a reduction in such compensation or payments.  A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such  assignment and delegation cease to apply.

ARTICLE III
CONDITIONS OF LENDING

SECTION 3.01     Conditions Precedent to Amendment and Restatement.  The Existing Credit Agreement shall be amended and restated in full as set forth herein on the date the following conditions have been satisfied (or waived in writing):

(a)     The Administrative Agent shall have received on or before the day of the initial Borrowing the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and (except for the Notes) in sufficient copies for each Lender:

(i)     Executed counterparts of this Agreement, duly executed by the Borrower, the Administrative Agent, the Required Lenders and each Extending Lender.

(ii)     The Notes payable to the order of the Lenders that have requested Notes prior to the Effective Date.

(iii)     An amended and restated guaranty in substantially the form of Exhibit D hereto (together with each other guaranty and guaranty supplement delivered from time to time pursuant to Section 5.01(i), in each case as amended, the “Subsidiary Guaranty”), duly executed by each Subsidiary Guarantor.

(iv)     A pledge and security agreement, in substantially the form of Exhibit E hereto (together with each other security agreement and security agreement supplement delivered pursuant to Section 5.01(i), in each case as amended, the “Security Agreement”), duly executed by each Loan Party and the Collateral Agent, together with:

(A)     certificates and instruments, if any, representing the securities Collateral referred to therein accompanied by undated stock powers or instruments of transfer executed in blank,

(B)     UCC financing statements in form appropriate for filing under the UCC of all jurisdictions that the Administrative Agent or the Collateral Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement, covering the Collateral described in the Security Agreement (except to the extent such Collateral is fixtures or “as extracted” collateral),

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(C)     certified copies of UCC, United States Patent and Trademark Office and United States Copyright Office, tax and judgment lien searches, or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents (together with copies of such financing statements and documents) that name any Loan Party as debtor and that are filed in those state and county jurisdictions in which any Loan Party is organized or maintains its principal place of business and such other searches that are required by the Perfection Certificate or that the Administrative Agent or the Collateral Agent deems necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Collateral Documents (other than Permitted Liens),

(D)     a Perfection Certificate, duly executed by or on behalf of each of the Loan Parties, and

(E)     evidence that all other actions, recordings and filings that the Administrative Agent or the Collateral Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement (except with respect to fixture filings related to the Mortgaged Properties and “as-extracted” collateral filings) has been taken.

(v)     Executed counterparts of the Amended Intercreditor Agreement, duly executed and delivered by the Collateral Agent, the Administrative Agent, the holders of the Senior Notes that have agreed to consent to the provisions thereof and acknowledged and agreed by each of the Loan Parties.

(vi)     Executed counterparts of the Amendment to the Note Purchase Agreement, dated as of the date hereof, duly executed and delivered by the Borrower and the Required Holders (as defined in the Note Purchase Agreement).

(vii)     Executed counterparts of the Patent Security Agreement and the Trademark Security Agreement (as each such term is defined in the Security Agreement), duly executed by the applicable Loan Parties and the Collateral Agent, together with evidence that all action that the Administrative Agent or the Collateral Agent may deem necessary or desirable in order to perfect the Liens created under such Patent Security Agreement and Trademark Security Agreement has been taken.

(viii)     Certified copies of the resolutions (or excerpts thereof) of each Loan Party approving the Transaction (to the extent applicable to it) and each Transaction Document to which it is or is to be a party and/or authorizing the general partner, managing member or officers, as applicable, to act on behalf of such limited partnership, limited liability company or corporation, as the case may be, and of all documents evidencing other necessary action (including, without limitation, all necessary general partner, managing member, board of directors or other similar action) and governmental and other third party approvals and consents, if any, with respect to the Transaction and each Transaction Document to which it is or is to be a party.

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(ix)     A copy of a certificate of the Secretary of State of the jurisdiction of organization or formation of each Loan Party and (if applicable) each general partner or managing member of each Loan Party dated reasonably near the date of the initial Borrowing, certifying (A) as to a true and correct copy of the charter or similar Constitutive Documents of such Person and each amendment thereto on file in such Secretary’s office, (B) that (I) such amendments are the only amendments to such Person’s charter or similar Constitutive Documents on file in such Secretary’s office and (II) such Person has paid all franchise taxes to the date of such certificate and (C) such Person is duly formed and in good standing or presently subsisting under the laws of the State of the jurisdiction of its organization.

(x)     A copy of a certificate of the Secretary of State of each jurisdiction in which any Loan Party or any general partner or managing member, as applicable, of each Loan Party is required to be qualified to do business, dated reasonably near the date of the initial Borrowing, stating that such Person is duly qualified and in good standing as a foreign corporation, limited partnership or limited liability company, as applicable, in such State and has filed all annual reports required to be filed to the date of such certificate.

(xi)     A certificate of each Loan Party or on its behalf by the managing general partner or managing member, as applicable, of each Loan Party, signed on behalf of such Person by its President or a Vice President and its Secretary or any Assistant Secretary (or persons performing similar functions), dated the date of the initial Borrowing (the statements made in which certificate shall be true on and as of the date of the initial Borrowing), certifying as to (A) the absence of any amendments to the charter or similar Constitutive Documents of such Person since the date of the Secretary of State’s certificate referred to in Section 3.01(a)(ix), (B) a true and correct copy of the bylaws or limited liability company agreement (or similar Constitutive Documents) as in effect on the date on which the resolutions referred to in Section 3.01(a)(viii) were adopted and on the date of the initial Borrowing, (C) the due organization or formation and good standing or valid existence of such Person as a corporation, a limited liability company or a limited partnership, as the case may be, organized or formed under the laws of the jurisdiction of its organization or formation, and the absence of any proceeding for the dissolution or liquidation of such Person, (D) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the date of the initial Borrowing and (E) the absence of any event occurring and continuing, or resulting from the initial Borrowing, that constitutes a Default.

(xii)     A certificate of the Secretary or an Assistant Secretary of each Loan Party or on its behalf by its managing general partner or managing member, as applicable, certifying the names and true signatures of the officers or managers, as applicable, of such Person authorized to sign on its behalf each Transaction Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.

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(xiii)     Certified copies of each of the Related Documents not otherwise delivered pursuant to this Section 3.01(a), duly executed by or on behalf of the parties thereto and in form and substance satisfactory to the Lenders, together with all agreements, instruments and other documents delivered in connection with the Note Purchase Agreement, and the Cavalier Credit Agreement, in each case, as the Administrative Agent shall request.

(xiv)     A certificate, substantially in the form of Exhibit G hereto (the “Solvency Certificate”), attesting to the Solvency of the Loan Parties before and after giving effect to the Transaction, from the chief financial officer (or person performing similar functions) of the Borrower.

(xv)     A five year Business Plan in form and scope satisfactory to the Administrative Agent.

(xvi)     [Intentionally omitted].

(xvii)     A favorable opinion of Rose Grasch Camenisch Mains PLLC, counsel for the Loan Parties, addressed to the Administrative Agent, the Collateral Agent and the Lenders and dated as of the Effective Date, in substantially the form of the opinion pre-approved by counsel to the Administrative Agent prior to the Effective Date.

(xviii)     A favorable opinion of Stoll Keenon Ogden PLLC, New York counsel for the Loan Parties, addressed to the Administrative Agent, the Collateral Agent and the Lenders and dated as of the Effective Date, in substantially the form of the opinion pre-approved by counsel to the Administrative Agent prior to the Effective Date, covering such customary matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.

(b)     The Lenders shall be satisfied with the capitalization of each Loan Party and the partnership, limited liability company or corporate structure of each Loan Party and its managing general partner or managing member, as applicable, including, without limitation, the terms and conditions of the Constitutive Documents and each class of Capital Stock in such Loan Party and each other agreement or instrument relating to such partnership structure, legal structure, and capitalization, and the tax status of the Borrower as being treated as a partnership for tax purposes.

(c)     Before giving effect to the Transaction, there shall have occurred no Material Adverse Change since December 31, 2015.

(d)     There shall exist no action, suit, investigation, litigation or proceeding affecting the General Partner, any Loan Party or any of its Subsidiaries pending or, to the best knowledge of the Borrower, threatened before any Governmental Authority that (i) would be reasonably likely to have a Material Adverse Effect other than the matters satisfactory to the Administrative Agent and described on Schedule 4.01(f) hereto (the “Disclosed Litigation”) or (ii) purports to affect the legality, validity or enforceability of any Transaction Document or the consummation of the Transaction, and there shall have been no material adverse change in the

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status, or financial effect on the General Partner, any Loan Party or any of its Subsidiaries, of the Disclosed Litigation from that described on Schedule 4.01(f) hereto.

(e)     All Governmental Authorizations and third party consents and approvals necessary in connection with the Transaction shall have been obtained or shall be in the process of being obtained so long as it is not anticipated that such consents and approvals may not be obtained (in each case without the imposition of any conditions that are not acceptable to the Lenders) and those obtained shall be in effect (other than those the failure to obtain which would individually or collectively be reasonably likely not to have a Material Adverse Effect); and no law or regulation shall be applicable in the judgment of the Lenders, in each case that restrains, prevents or imposes materially adverse conditions upon the Transaction or the rights of the General Partner, the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, the Capital Stock in the Borrower or any properties or other assets of any Loan Party or its Subsidiaries.

(f)     The Borrower shall have paid all accrued fees of the Administrative Agent, the Collateral Agent, the Joint Lead Arrangers and the Lenders and all reasonable expenses of the Administrative Agent and the Collateral Agent (including the reasonable fees and expenses of Shearman & Sterling LLP, counsel to the Administrative Agent) to the extent such fees and expenses have been invoiced at least 24 hours prior to the date hereof or are specifically set forth in the Fee Letters.

(g)     (i) The Borrower’s and its Subsidiaries’ employee benefit plans shall be, in all material respects, funded in accordance with the minimum statutory requirements, (ii) no “reportable event” (as defined in ERISA, but excluding events for which reporting has been waived) shall have occurred and be continuing as to any such employee benefit plan, and (iii) no termination of, or withdrawal from, any such employee benefit plan shall have occurred and be continuing or be contemplated.

SECTION 3.02     Conditions Precedent to Each Borrowing and Issuance and Renewal.  The obligation of each Appropriate Lender to make an Advance (other than a Letter of Credit Advance made by an Issuing Bank or a Lender pursuant to Section 2.03(c) and a Swing Line Advance made by a Lender pursuant to Section 2.02(b)) on the occasion of each Borrowing (including the initial Borrowing), and the obligation of each Issuing Bank to issue a Letter of Credit (including the initial issuance) or renew a Letter of Credit and the right of the Borrower to request a Swing Line Borrowing, shall be subject to the further conditions precedent that on the date of such Borrowing or date of issuance or renewal the following statements shall be true (and each of the giving of the applicable Notice of Borrowing, Notice of Swing Line Borrowing, Notice of Issuance or Notice of Renewal and the acceptance by the Borrower of the proceeds of such Borrowing or of such Letter of Credit or the renewal of such Letter of Credit shall constitute a representation and warranty by the Borrower that both on the date of such notice and on the date of such Borrowing or issuance or renewal such statements are true):

(a)     the representations and warranties contained in each Loan Document are correct in all material respects (except to the extent any such representation or warranty itself is qualified by “materiality”, “Material Adverse Effect” or a similar qualifier, in which case it shall be correct in all respects) on and as of such date, before and after giving effect to such Borrowing

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or issuance or renewal and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to an earlier date, in which case as of such earlier date; and

(b)     no Default has occurred and is continuing, or would result from such Borrowing or issuance or renewal or from the application of the proceeds therefrom.

SECTION 3.03     Determinations Under Section 3.01.  For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the initial Borrowing specifying its objection thereto and such Lender shall not have made available to the Administrative Agent such Lender’s ratable portion of the initial Borrowing.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

SECTION 4.01     Representations and Warranties of the Borrower.  The Borrower represents and warrants as follows:

(a)     Each Loan Party and each of its Subsidiaries and each managing general partner or managing member of each Loan Party (i) is a corporation, limited partnership, limited liability company or other entity, as the case may be, duly organized or formed, validly existing and in good standing or validly subsisting under the laws of the jurisdiction of its organization or formation, (ii) is duly qualified and in good standing as a foreign corporation, limited partnership, limited liability company or other entity in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed and (iii) has all requisite corporate, limited liability company, partnership or other power and authority (including, without limitation, all material Governmental Authorizations other than such Governmental Authorizations that are being obtained in the ordinary course of business or, that if not obtained, is not reasonably likely to result in a Material Adverse Effect) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.  All of the outstanding Capital Stock in the Borrower has been validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by section 17-607 of the Delaware Revised Uniform Limited Partnership Act) and are owned by the Persons in the amounts specified on the applicable portion of Schedule 4.01(a) hereto free and clear of all Liens (other than Liens created pursuant to the Collateral Documents and Liens permitted under Section 5.02(a)(xiv)).

(b)     Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Subsidiaries of each Loan Party as of the date hereof, showing as of the date hereof (as to each such Subsidiary), the jurisdiction of its organization, the number of shares of each class of its Capital Stock authorized, and the number outstanding, on the date hereof and the percentage of each such class of its Capital Stock owned (directly or indirectly) by such Loan Party and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase

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and similar rights at the date hereof.  All of the outstanding Capital Stock in each Loan Party’s Subsidiaries has been validly issued, is fully paid (to the extent required by such Subsidiary’s operating agreement, in the case of a limited liability company) and non-assessable (except as such non-assessability may be affected by section 18-607 of the Delaware Limited Liability Company Act, in the case of a limited liability company that is organized under the Delaware Limited Liability Company Act, or section 275.230 of the Kentucky Limited Liability Company Act, in the case of a limited liability company that is organized under the Kentucky Limited Liability Company Act) and are owned by such Loan Party and/or one or more of its Subsidiaries free and clear of all Liens (other than Liens created pursuant to the Collateral Documents and Liens permitted under Section 5.02(a)(xiv)).

(c)     The execution, delivery and performance by each Loan Party of each Transaction Document to which it is or is to be a party, the execution, delivery and performance by the General Partner of each Transaction Document to which it is a party, and the consummation of the Transaction by each Loan Party to the extent applicable to it, are within such Loan Party’s or such Loan Party’s managing general partner’s or managing member’s corporate, partnership or limited liability company powers, have been duly authorized by all necessary action by or on behalf of the General Partner or such Loan Party (including, without limitation, all necessary partner, managing member or other similar action), and do not (i) contravene such Loan Party’s or such Loan Party’s managing general partner’s or managing member’s Constitutive Documents, (ii) violate any law, rule, regulation (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the General Partner, any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, and the requirement under the Note Purchase Agreement of equal and ratable Liens securing the Senior Notes, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. Neither the General Partner, any Loan Party nor any of its Subsidiaries are in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a Material Adverse Effect.

(d)     No Governmental Authorization, and no notice to or filing with, any Governmental Authority or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by or on behalf of any Loan Party or any general partner or managing member of any Loan Party of any Transaction Document to which it is or is to be a party, or for the consummation of the Transaction applicable to it, (ii) the exercise by the Administrative Agent, the Collateral Agent, or any Lender of its rights under the Loan Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d) hereto, all of which have been duly obtained, taken, given or made and are in full force and effect (other than those the failure to obtain which would not individually or collectively be reasonably likely to have a Material Adverse Effect), (iii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iv) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) other than filings of

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Collateral Documents necessary for perfection or (v) the remedies in respect of the Collateral pursuant to the Collateral Documents.

(e)     This Agreement has been, and each other Transaction Document when delivered hereunder will have been, duly executed and delivered by each Loan Party party thereto.  This Agreement is, and each other Transaction Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.  The Transaction Documents to which the General Partner is a party have been duly executed and delivered by the General Partner.  Each Transaction Document to which the General Partner is a party is the legal, valid and binding obligation of the General Partner, enforceable against the General Partner in accordance with its terms.

(f)     There is no action, suit, investigation, litigation or proceeding affecting the General Partner, any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or, to the best knowledge of the Borrower, threatened before any Governmental Authority or arbitrator that (i) would be reasonably expected to be adversely determined, and if so determined would be reasonably expected to have a Material Adverse Effect except as set forth on Schedule 4.01(f) hereto, or (ii) purports to affect the legality, validity or enforceability of any Transaction Document or the consummation of the Transaction applicable to the General Partner or such Loan Party, and there has been no material adverse change in the status, or financial effect on the General Partner, any Loan Party or any of its Subsidiaries, of the Disclosed Litigation from that described on Schedule 4.01(f) hereto.

(g)     (i) The Consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 2015 and the related Consolidated statement of income and Consolidated statement of cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, accompanied by an unqualified opinion of Ernst & Young LLP, independent public accountants, and the Consolidated balance sheet of the Borrower and its Subsidiaries as at September 30, 2016, and the related Consolidated statement of income and Consolidated statement of cash flows of the Borrower and its Subsidiaries for the nine months then ended, duly certified by the chief financial officer (or person performing similar functions) of the managing general partner of the Borrower, copies of which have been furnished to each Lender, fairly present, subject, in the case of said balance sheet as at September 30, 2016, and said statements of income and cash flows for the nine months then ended, to year-end audit adjustments, the Consolidated financial condition of the Borrower and its Subsidiaries as at such dates and the Consolidated results of operations of the Borrower and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis, and since December 31, 2015, there has been no event or condition that has caused or could reasonably be expected to cause a Material Adverse Change.

(ii)     The Consolidated balance sheet of the MLP and its Subsidiaries as at December 31, 2015 and the related Consolidated statement of income and Consolidated statement of cash flows of the MLP and its Subsidiaries for the fiscal year then ended, accompanied by an unqualified opinion of Ernst & Young LLP, independent public accountants, copies of which have been furnished to each Lender, fairly present the Consolidated financial condition of the MLP and its Subsidiaries as at such date and the Consolidated results of operations of the MLP and its Subsidiaries

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for the period ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis.

(h)     The Consolidated and consolidating forecasted balance sheets, statements of income and statements of cash flows of the Borrower and its Subsidiaries for the five-year period ending 2021 delivered to the Lenders prior to the Effective Date pursuant to Section 5.03 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower’s reasonable estimate of its future financial performance.

(i)     Neither any written information, exhibit nor report furnished by or on behalf of any Loan Party to the Administrative Agent, the Collateral Agent or any Lender in connection with the negotiation and syndication of the Loan Documents or pursuant to the terms of the Loan Documents nor the information contained in the MLP’s public filings (as updated from time to time), when taken as a whole, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading in light of the circumstances under which the same were made.

(j)     The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance or drawings under any Letter of Credit will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

(k)     Neither the Borrower nor any of its Subsidiaries is an “investment company”, or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended.  Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated by the Transaction Documents, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

(l)     Neither the Borrower nor any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that would be reasonably likely to have a Material Adverse Effect.

(m)     Each Loan Party is, individually and together with its Subsidiaries, Solvent.  Neither the Borrower nor any of its Subsidiaries presently intends to (a) be or become subject to a voluntary case under any debtor relief law, (b) make a general assignment for the benefit of creditors or (c) have a custodian, conservator, receiver or similar official appointed for such Person or any substantial part of such Person’s assets, in each case within the next five Business Days, and no such Person presently expects to (w) be or become subject to an involuntary case under any debtor relief law, (x) be subject to a forced liquidation or otherwise be adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent or bankrupt, (y) make a general assignment for the benefit of creditors as a result of any direct action by any other Person or (z) have a custodian, conservator, receiver or similar official appointed for such Person or any substantial part of such Person’s assets as a result of any direct action by any other Person, in each case within the next five Business Days.

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(n)     (i) Set forth on Schedule 4.01(n) hereto is a complete and accurate list as of the date hereof of all Plans and Multiemployer Plans.

(ii)     No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan which could reasonably be expected to result in a Material Adverse Effect.

(iii)     Schedule B (Actuarial Information) to the most recent annual report (Form 5500 Series) for each Plan, copies of which have been filed with the Internal Revenue Service and furnished to the Administrative Agent, is complete and accurate and fairly presents the funding status of such Plan, and since the date of such Schedule B there has been no change in such funding status which could reasonably be expected to result in a Material Adverse Effect.

(iv)     Neither any Loan Party nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan which could reasonably be expected to result in a Material Adverse Effect.

(v)     Neither any Loan Party nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA which could reasonably be expected to result in a Material Adverse Effect.

(o)     (i) Except as set forth on Part I of Schedule 4.01(o) hereto:  the operations and properties of each Loan Party and each of its Subsidiaries comply with all applicable Environmental Laws and Environmental Permits, except where the failure to so comply is reasonably expected to not have a Material Adverse Effect, all past non-compliance with such Environmental Laws and Environmental Permits has been resolved without ongoing obligations or costs other than any such obligations or costs that are reasonably expected to not have a Material Adverse Effect, and no circumstances exist that would be reasonably likely to (A) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties that could have a Material Adverse Effect or (B) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law other than such restrictions that are reasonably expected to not have a Material Adverse Effect.

(ii)     Except as set forth on Part II of Schedule 4.01(o) hereto or as is reasonably expected to not have a Material Adverse Effect:  none of the properties currently or formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; there are no and never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of its Subsidiaries or, to the best of its knowledge, on any property formerly owned or operated by any Loan Party or any of its

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Subsidiaries; there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries; and Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries.

(iii)     Except as set forth on Part III of Schedule 4.01(o) hereto, neither any Loan Party nor any of its Subsidiaries is undertaking (or has had undertaken on its behalf), and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law where such investigation or assessment or remedial or response action could reasonably be expected to have a Material Adverse Effect; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries have not been disposed of in a manner reasonably expected to have a Material Adverse Effect.

(p)     (i) Each Loan Party and each of its Subsidiaries and Affiliates with which the Borrower files a consolidated tax return (its “Tax Affiliates”) has filed, has caused to be filed or has been included in all Federal tax returns (and all other material state, local and foreign tax returns) required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties.

(ii)     Set forth on Schedule 4.01(p) hereto is a complete and accurate list, as of the date hereof, of each taxable year of each Loan Party and each of its Subsidiaries and Tax Affiliates for which Federal income tax returns have been filed and for which the expiration of the applicable statute of limitations for assessment or collection has not occurred by reason of extension or otherwise (an “Open Year”).

(iii)     The aggregate unpaid amount, as of the date hereof, of adjustments to the Federal income tax liability of each Loan Party and each of its Subsidiaries and Tax Affiliates proposed by the Internal Revenue Service with respect to Open Years does not exceed $0.  No issues have been raised by the Internal Revenue Service in respect of Open Years that, in the aggregate, would be reasonably likely to have a Material Adverse Effect.

(iv)     The aggregate unpaid amount, as of the date hereof, of adjustments to the state, local and foreign tax liability of each Loan Party and its Subsidiaries and Tax Affiliates proposed by all state, local and foreign taxing authorities (other than amounts arising from adjustments to Federal income tax returns) does not exceed $0.  No issues have been raised by such taxing authorities that, in the aggregate, would be reasonably likely to have a Material Adverse Effect.

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(v)     Each of the Borrower and the MLP will be treated as a partnership for Federal income tax purposes.

(q)     Neither the business nor the properties of the Borrower or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that would be reasonably likely to have a Material Adverse Effect.

(r)     Set forth on Schedule 4.01(r) hereto is a complete and accurate list of all Existing Debt (other than Surviving Debt), showing as of the date hereof the obligor and the principal amount outstanding thereunder.

(s)     Set forth on Schedule 4.01(s) hereto is a complete and accurate list of all Surviving Debt, showing as of the date hereof the obligor and the principal amount outstanding thereunder, the maturity date thereof and the amortization schedule (if any) therefor.

(t)     Set forth on Schedule 4.01(t) hereto is a complete and accurate list of all Liens on the property or assets of the Borrower or any of its Subsidiaries, as of the date hereof, showing as of the date hereof the lienholder thereof, the principal amount of the obligations secured thereby and the property or assets of the Borrower or such Subsidiary subject thereto.

(u)     Set forth on Schedule 4.01(u) hereto is a complete and accurate list of all Investments consisting of Debt or equity securities held by the Borrower or any of its Subsidiaries on the date hereof, showing as of the date hereof the amount, obligor or issuer and maturity, if any, thereof.

(v)     (i) The Borrower and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, for which the failure so to do, individually or in the aggregate, would reasonably be likely to have a Material Adverse Effect, without known conflict with the rights of others, (ii) to the best knowledge of the Borrower, no product or practice of the Borrower or any of its Subsidiaries infringes in any material respect on any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person, and (iii) to the best knowledge of the Borrower, there is no material violation by any Person of any right of the Borrower of any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Borrower or any of its Subsidiaries.

(w)     To the best knowledge of the Borrower, the Borrower and its Subsidiaries maintain adequate reserves for future costs associated with any lung disease claim alleging pneumoconiosis or silicosis or arising out of exposure or alleged exposure to coal dust or the coal mining environment, and such reserves are not less than those required by GAAP.

(x)     The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Collateral Agent, for the benefit of the Secured Parties, and, upon the filing of appropriate UCC financing statements and, with respect to any intellectual property, filings in the United States Patent and Trademark Office and the United States Copyright Office, or taking such other action as may be required for perfection under

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applicable law, such Liens will constitute, to the extent required by the Loan Documents, perfected and continuing Liens on the Collateral, securing the Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except (a) to the extent any such Liens would have priority over the Liens in favor of the Collateral Agent pursuant to any applicable law, (b) in the case of Liens perfected only by possession (including possession of any certificate of title) to the extent the Collateral Agent has not obtained or does not maintain possession of such Collateral, (c) to the extent that perfection of such security interests and Liens are not required by the Loan Documents, (d) Liens that are Permitted Liens under paragraphs (a), (b), (c) and (e) of the definition of Permitted Liens, (e) Permitted Encumbrances, (f) Pari Passu Liens and (g) Liens in Collateral consisting of real property or fixtures or Liens in As-Extracted Collateral (as defined in the Security Agreement), each of which will not be perfected until the execution, acknowledgment and proper recordation of Mortgages and the filing of UCC fixture filings and/or “as extracted” financing statements, as applicable, in accordance with the requirements set forth in Section 5.01(i) or 5.01(p)(v).

(y)     The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.  None of (a) the Borrower, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.  No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions

(z)     As of the Effective Date, each of the Loan Parties has good and marketable title and valid leasehold interest (subject in each case to Permitted Liens) to the properties of such Loan Party, subject to the terms and conditions of the applicable lease or conveyance instrument and except when failure to have such title to property or interest could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each of the Loan Parties owns and has on the date hereof good and marketable title or subsisting leasehold, easement or other real property interest (subject only to Permitted Liens and such other Liens as permitted by the Loan Documents) to, and enjoys on the date hereof peaceful and undisturbed possession of, all such properties that are necessary for the present operation and conduct of its business, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  There are no Liens of any nature whatsoever on any assets of any Loan Party other than:  (i) Liens granted pursuant to this Agreement, (ii) other Liens in existence on the Effective Date as reflected on Schedule 4.01(t), (iii) Permitted Liens and (iv) such other Liens as permitted by the Loan Documents.  Each Loan Party has an undivided fee simple title to the real property interest (including interests in surface and/or coal mining rights) or a leasehold interest in an undivided interest in the real property interest (including interests in surface and/or coal mining rights) together with no less than those real properties, easements, licenses, privileges, rights and appurtenances as are necessary to mine, remove, process and transport coal in the manner operated at such time (subject only to Permitted Encumbrances and such other Liens as permitted by the Loan Documents) to all active Mining Facilities covered by outstanding Governmental

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Authorizations issued to such Loan Party to the extent necessary to conduct its business as currently conducted and to utilize such properties for their intended purpose. Schedule 1.01(b) accurately describes in all material respects all Mining Facilities owned, leased or operated by the Borrower and its Subsidiaries as of the date hereof, including the location of such Mining Facilities and indicates which Mining Facilities are active or inactive.  Neither Borrower nor any of its Subsidiaries own, as of the date hereof, support operations that are material to the operation of the active Mining Facilities that are not listed on the portion of Schedule 1.01(c) labeled “Other” (the properties labeled “Other” on Schedule 1.01(c), collectively, the “Other Facilities”).

(aa)     Schedule 1.01(c) sets forth a complete and accurate list as of the Effective Date of the locations of the Mortgaged Property held by the Borrower or any of its Subsidiaries and all leases, including Mining Leases, of the Mortgaged Property to which Borrower or any of its Subsidiaries are a party (except for those leases for which Borrower or any of its Subsidiaries are the lessors), and in the case of any surface leases or subleases for the active Mining Facilities or the Other Facilities on which facilities are located, whether such lease, sublease or other instrument requires the consent of the landlord or counterparty thereunder or other parties thereto in order to grant the Liens on the Collateral to the Collateral Agent for the benefit of the Secured Parties and the other secured parties, if any, under the Security Agreement.

(bb)     The Mortgages to be executed and delivered pursuant to Sections 5.01(i) and 5.01(p) will, when executed, acknowledged, delivered, filed and recorded in the proper real estate filing office or recording offices, be, effective to create in favor of the Collateral Agent (for the benefit of the Secured Parties) a legal, valid and enforceable first priority Lien on all of the applicable Loan Parties’ right, title and interest in and to the Mortgaged Property (as such term is defined in the applicable Mortgage) thereunder, and when such Mortgages are filed or recorded in the proper real estate filing or recording offices, and all relevant mortgage taxes and recording charges are duly paid, the Collateral Agent (for the benefit of the Secured Parties) shall have a perfected first priority Lien on, and security interest in, all right, title, and interest of the applicable Loan Parties in such Mortgaged Property prior and superior in right to the Lien of any other person, except for Permitted Liens, Permitted Encumbrances and Pari Passu Liens.

(cc)     The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies that, except for the Insurance Subsidiary, are not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Subsidiary operates.

(dd)     No Loan Party is an EEA Financial Institution.

ARTICLE V
COVENANTS OF THE BORROWER

SECTION 5.01     Affirmative Covenants.  So long as any Advance or any other monetary obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the Borrower will:

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(a)     Compliance with Laws, Etc.  Comply, and cause each of its Subsidiaries to comply with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA, except to the extent failure so to comply, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

(b)     Payment of Taxes, Etc.  Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property, except to the extent failure to so pay or discharge, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; provided,  however, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

(c)     Compliance with Environmental Laws.  Comply, and cause each of its Subsidiaries and all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew and cause each of its Subsidiaries to obtain and renew all material Environmental Permits necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance in all material respects, with the requirements of all Environmental Laws; provided,  however, that neither the Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

(d)     Maintenance of Insurance.  (i) Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates, except to the extent failure to maintain such insurance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect or except to the extent such risks are self-insured in a manner and in an amount consistent with sound business practices and customary industry standards and, subject to Section 5.01(p)(v), all such insurance shall name the Collateral Agent as mortgagee (in the case of property insurance) or additional insured on behalf of the Secured Parties (in the case of liability insurance) or loss payee (in the case of property insurance), as applicable, and (ii) if at any time any Mortgaged Property is a Flood Hazard Property, keep and maintain, at all times flood insurance on terms and in an amount sufficient to comply with the rules and regulations promulgated under the National Flood Insurance Act of 1968 and Flood Disaster Protection Act of 1973, each as amended from time to time, provided that in the case of a Mortgaged Property listed on Schedule 1.01(c) that is a Flood Hazard Property or

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any real property that is acquired after the Effective Date that is a Flood Hazard Property, any evidence of the flood insurance required to be maintained under this Section 5.01(d)(ii) shall be delivered to the Collateral Agent prior to the effective date of the Mortgage in respect of such Flood Hazard Property and such evidence of flood insurance shall be subject to the reasonable approval of the Collateral Agent.  The foregoing requirement for flood insurance shall not apply to Flood Hazard Properties that are otherwise excluded under the definition of Excluded Assets or Excluded Property.

(e)     Preservation of Partnership or Limited Liability Company Existence, Etc.  Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its existence, legal structure, legal name (in the case of the Borrower), rights (charter and statutory), permits, licenses, approvals, privileges,  franchises and intellectual property; provided,  however, that the Borrower and its Subsidiaries may consummate any merger or consolidation permitted under Section 5.02(d) so long as the Borrower remains organized under the laws of the State of Delaware or any other State of the United States and; provided further that neither the Borrower nor any of its Subsidiaries shall be required to preserve any right, permit, license, approval, privilege, franchise or intellectual property or, in the case of any Subsidiary of the Borrower, the existence of such Subsidiary if the board of directors (or persons performing similar functions) of or on behalf of the Borrower or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary, as the case may be, and that the loss thereof, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(f)     Visitation Rights.  At any reasonable time and from time to time upon reasonable notice, permit any of the Administrative Agent or any of the Lenders, or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants.

(g)     Keeping of Books.  Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such Subsidiary in accordance with GAAP.

(h)     Maintenance of Properties, Etc.  With respect to the Borrower and each of its Subsidiaries, maintain, operate, preserve and protect all of its properties and equipment necessary in the operation of the Mining Facilities in good working order and condition (ordinary wear and tear and damage by fire or other casualty or taking by condemnation excepted) in accordance with Prudent Operating Practice and in conformance with any and all applicable current or future domestic or foreign, federal, state or local (or any subdivision) statutes, ordinances, orders, rules, regulations, judgments, governmental authorizations, or any other requirements of Governmental Authorities relating to surface or subsurface mining operations and activities, including, but not be limited to, the Surface Mining Control and Reclamation Act, Federal Coal Leasing Amendments Act, 30 U.S.C. §§ 181 et seq., the Black Lung Benefits Act of 1972, 30 U.S.C. §§ 901, et seq., the Federal Mine Safety and Health Act of 1977, 30 U.S.C. §§ 801, et seq., the Black Lung Benefits Reform Act of 1977, Pub. L. No. 95-239, 92 Stat. 95 (1978),

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and the Black Lung Benefits Amendments of 1981, Pub. L. No. 97-119, Title 11, 95 Stat. 1643, and the Coal Industry Retiree Health Benefit Act of 1992, 26 U.S.C. §§ 9701, et seq., each as amended, and any comparable state and local laws or regulations, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(i)     Covenant to Guarantee Obligations and Give Security.  (i) Upon (1) the formation or acquisition by the Borrower of any new direct or indirect Subsidiary that is a Domestic Subsidiary, (2) the acquisition of any property by any Loan Party, if such property, in the judgment of the Collateral Agent, shall not already be subject to a perfected first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties, or (3) the request of the Administrative Agent or the Collateral Agent, as applicable, following the occurrence and during the continuance of a Default, the Borrower shall, at the Borrower’s expense:

(A)     Within 20 days after such formation or acquisition of a Subsidiary (or, if at the time of formation or acquisition, such Subsidiary shall not constitute a New Material Subsidiary, then within 20 days after the first date on which (I) such newly-formed or newly-acquired Subsidiary shall constitute a New Material Subsidiary or (II) the total assets of such newly-formed or newly-acquired Subsidiary and all other Domestic Subsidiaries of the Borrower that are not Subsidiary Guarantors, as reflected on their respective balance sheets as of any date of determination, shall be greater than or equal to ten percent (10%) of the total consolidated assets of the Borrower and its Consolidated Subsidiaries as reflected on the Borrower’s consolidated balance sheet as of such date of determination, in each case as determined in accordance with GAAP), cause each such Subsidiary, to duly execute and deliver to the Collateral Agent a guaranty or guaranty supplement, substantially in the form of Exhibit D hereto in the case of a guaranty, and otherwise in form and substance reasonably satisfactory to the Collateral Agent in the case of a supplement, guaranteeing the other Loan Parties’ Obligations under the Loan Documents;

(B)     Within 45 days after such request, formation or acquisition of a new direct or indirect Subsidiary that is required to deliver a guaranty or guaranty supplement under Section 5.01(i)(i)(A), furnish to the Collateral Agent a description of such Subsidiary’s real and personal properties (whether tangible, intangible, or mixed property, but excluding Excluded Assets or Excluded Property), in detail satisfactory to the Collateral Agent;

(C)     Within 45 days after such request or acquisition of Material Acquired Real Properties, furnish to the Collateral Agent a description of any Material Acquired Real Properties of such Subsidiary, in detail reasonably satisfactory to the Collateral Agent;

(D)     Within 45 days after such request, formation or acquisition of a new Subsidiary that is required to deliver a guaranty or guaranty supplement under Section 5.01(i)(i)(A), take, and cause such Subsidiary to take, whatever action (including, without limitation, execution and delivery of Perfection Certificates, Perfection Certificate Supplements, Security Agreement Supplements,

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joinders to the Intercreditor Agreement, Intellectual Property Security Agreements, supplements to the Intellectual Property Security Agreements and other security and pledge agreements), in all such cases, as specified by and in form and substance reasonably satisfactory to the Collateral Agent (including delivery of all certificates, if any, representing the Capital Stock in and of such Subsidiary, and other instruments of the type specified in Section 3.01(a)(iv)(A) and (B) and Section 5.01(p)(v)(G), securing payment of all the Obligations of such Subsidiary or such parent, as the case may be), in all such cases to the same extent that such documents and instruments would have been required to have been delivered by Persons that were Subsidiary Guarantors on the Effective Date, securing payment of all the Obligations of such Subsidiary Guarantor under the Loan Documents;

(E)     With respect to any Material Acquired Real Properties, within 60 days after such request or acquisition, cause such Subsidiary and each direct and indirect parent of such Subsidiary to take, whatever action (including, without limitation, the recording of mortgages, deeds of trust, assignments, the filing of UCC financing statements, the giving of notices and the endorsement of notices on title documents) as may be necessary or advisable in the reasonable opinion of the Administrative Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid and subsisting first priority, perfected Liens on the Material Acquired Real Properties, in favor of the Collateral Agent for the benefit of the Secured Parties to secure the Obligations in accordance with the terms and conditions of the Collateral Documents, subject in any case to Permitted Liens, Permitted Encumbrances, Pari Passu Liens and terms of leases and conveyance instruments, including without limitation delivery of each item set forth in Section 5.01(p)(v) with respect to the property to be mortgaged;

(F)     By March 15 of each year, commencing with March 15, 2018, with respect to any real property that is associated with an active Mining Facility described on Schedule 1.01(b) and was acquired during the prior calendar year and was not a Material Acquired Real Property (the “Additional Real Property”), cause such Subsidiary and each direct and indirect parent of such Subsidiary to take, whatever action (including, without limitation, the recording of mortgages, deeds of trust, assignments, the filing of UCC financing statements, the giving of notices and the endorsement of notices on title documents) as may be necessary or advisable in the reasonable opinion of the Administrative Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid and subsisting first priority, perfected Liens on the Additional Real Property, in favor of the Collateral Agent for the benefit of the Secured Parties to secure the Obligations in accordance with the terms and conditions of the Collateral Documents, subject in any case to Permitted Liens, Permitted Encumbrances, Pari Passu Liens and terms of leases and conveyance instruments, including without limitation delivery of each item set forth in Section 5.01(p)(v) with respect to the property to be mortgaged;

(G)     With respect to any Material Acquired Real Properties, and as a condition precedent to delivery of any Mortgage, comply with the flood hazard

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determination requirements set forth in Section 5.01(p)(v)(G), and if any Material Acquired Real Properties that constitute real property or leasehold interest in real property is a Flood Hazard Property, within 60 days after such request, formation or acquisition, comply with the flood insurance requirements set forth in Section 5.01(d)(ii) and Section 5.01(p)(v)(G);

(H)     With respect to any Additional Real Properties, comply with the requirements set forth in Section 5.01(p)(v)(G), and if any Additional Real Property that constitutes real property or leasehold interest in real property is a Flood Hazard Property, by March 15 of the year following acquisition, commencing March 15, 2018, comply with the flood insurance requirements set forth in Section 5.01(d)(ii) and Section 5.01(p)(v)(G);

(I)     Contemporaneously with the delivery of such Collateral Documents required to be delivered to the Collateral Agent, upon the request of the Administrative Agent in its reasonable discretion, a signed copy of an opinion of counsel for the Loan Parties reasonably acceptable to the Administrative Agent, as to the validity and enforceability of the agreements entered into pursuant to this Section 5.01(i) and as to such other related matters as the Administrative Agent or the Collateral Agent may reasonably request;

(J)     Within 45 days after such request or acquisition of Material Acquired Real Properties, cause such Subsidiary to provide, the Collateral Agent with a legal description of all such Material Acquired Real Properties, as applicable, from which any As-Extracted Collateral (as defined in the Security Agreement) will be severed or to which As-Extracted Collateral (as defined in the Security Agreement) otherwise relates, together with the name of the record owner of such Material Acquired Real Properties, as applicable, the county in which such Material Acquired Real Properties is located and such other information as may be necessary or desirable to file real property related financing statements or mortgages under Section 9 502(b) or 9-502(c) of the UCC or any similar legal requirements;

(K)     By February 15 of each year, commencing with February 15, 2018, cause such Subsidiary to provide, the Collateral Agent with a legal description of all such Additional Real Properties acquired during the prior year, as applicable, from which any As-Extracted Collateral (as defined in the Security Agreement) will be severed or to which As-Extracted Collateral (as defined in the Security Agreement) otherwise relates, together with the name of the record owner of such Additional Real Properties, as applicable, the county in which such Additional Real Properties is located and such other information as may be necessary or desirable to file real property related financing statements or mortgages under Section 9 502(b) or 9-502(c) of the UCC or any similar legal requirements; and

(L)     At any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent or the Collateral Agent may reasonably deem

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necessary or desirable in perfecting and preserving the first priority Liens, subject to Permitted Liens, Permitted Encumbrances and Pari Passu Liens, of such mortgages, pledges, assignments, security agreement supplements, intellectual property security agreement supplements and security agreements as required under the terms of the Loan Documents.  Notwithstanding anything to the contrary contained in this Section 5.01(i) or any other Loan Document, the Borrower shall not be required to cause any Receivables Financing Subsidiary or Insurance Subsidiary to join or become a party to, or otherwise become bound by, any guaranty (including the Subsidiary Guaranty) guaranteeing the other Loan Parties’ Obligations under the Loan Documents.

(ii)     The time periods set forth in this Section 5.01(i) may be extended upon the request of the Borrower, if the Borrower and the Loan Parties are diligently pursuing same, in the sole discretion of the Administrative Agent.  Any documentation delivered pursuant to this Section 5.01(i) shall constitute a Loan Document hereunder and any such document creating or purporting to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties shall constitute a Collateral Document hereunder.

(iii)     This Section 5.01(i) shall not apply to Excluded Assets or Excluded Property.

(j)     Further Assurances.  Promptly upon request by the Administrative Agent, or the Collateral Agent, or any Lender through the Administrative Agent, (i) correct, and cause each of its Subsidiaries promptly to correct, any material defect or error (as to which both the Borrower and the Administrative Agent agree in good faith constitutes a defect or error) that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or the Collateral Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (A) carry out more effectively the purposes of the Loan Documents, (B) to the fullest extent permitted by applicable law, subject any Loan Party’s or any of its Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (C) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.

(k)     Performance of Related Documents.  Perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms and provisions of each Related Document to be performed or observed by it, maintain each such Related Document in full force and effect, enforce such Related Document in accordance with its terms, take all such action to such end as may be from time to time requested by the Administrative Agent and, upon request of the Administrative Agent, make to each other party to each such Related Document such demands

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and requests for information and reports or for action as any Loan Party or any of its Subsidiaries is entitled to make under such Related Document, except, in any case, where the failure to do so, either individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect.

(l)     Preparation of Environmental Reports.  At the request of the Administrative Agent from time to time and upon the occurrence and during the continuance of an Event of Default, provide to the Lenders within 60 days after such request, at the expense of the Borrower, an environmental site assessment report for any of its or its Subsidiaries’ properties described in such request, prepared by an environmental consulting firm reasonably acceptable to the Administrative Agent, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties; without limiting the generality of the foregoing, if the Administrative Agent determines in its good faith and reasonable judgment at any time that a material risk exists that any such report will not be provided within the time referred to above, the Administrative Agent may, after written notice to the Borrower, retain an environmental consulting firm to prepare such report at the expense of the Borrower, unless the Borrower shall have given adequate assurances reasonably acceptable to the Administrative Agent within three Business Days of such notice that such a report will be delivered within such 60-day period, and the Borrower hereby grants and agrees to cause any Subsidiary that owns any property described in such request to grant at the time of such request to the Administrative Agent, the Lenders, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective properties to undertake such an assessment.

(m)     Compliance with Terms of Leaseholds.  Make all payments and otherwise perform all obligations in respect of all leases of real property, including Mining Leases, in each case, to which the Borrower or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or canceled, notify the Administrative Agent of any default by any party with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect.

(n)     Maintenance of Controlled Reserve Base.  Maintain a controlled reserve base of sufficient mineable tonnage of coal such that the ratio of aggregate controlled mineable tons of coal over current annual production levels of tons of coal per year is greater than 125% of the remaining duration of the Senior Notes.  For purposes of this Section 5.01(n), a “controlled reserve base” of coal denotes the aggregate of coal reserves which may be economically and legally mined by the Borrower or a Subsidiary at the time of the reserve determination.  In making any determination of reserves for the purpose of this Section 5.01(n), the Borrower may include properties (“Option Properties”) which may be acquired by the Borrower or a Subsidiary under a valid and enforceable option or purchase contract which is subject to no conditions other than the payment of the purchase price provided for under such option or contract (the “Contract Price”); provided that to the extent and for so long as the Borrower shall elect to include Option Properties in any such determination, (i) the amount equal to the Contract Price could then be incurred as Debt under the provisions of Section 10.1(a) of the Note Purchase Agreement (the “Notional Debt”) and (ii) assuming for all purposes of Section 10.1(a) and Section 10.7(a)(ii) of the Note

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Purchase Agreement that an amount equal to all such Notional Debt was considered to be outstanding.

(o)     Certificates; Other Information.  As soon as available, but in any event within 30 days after the end of each fiscal year of the Borrower, deliver to the Administrative Agent and the Collateral Agent a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for each Loan Party and its Subsidiaries and containing such additional information as the Administrative Agent, the Collateral Agent, or any Lender through the Administrative Agent, may reasonably specify.

(p)     Post-Closing Obligations.  As promptly as practicable, and in any event within the time periods after the Effective Date specified in this Section 5.01(p) (or such later date as the Administrative Agent may agree to in its sole discretion), the Borrower and each other Loan Party, as applicable, shall take the following actions and execute and deliver the following documents:

(i)     no later than thirty (30) days after the Effective Date, certificates of insurance, and related policy endorsements, each in form reasonably satisfactory to the Collateral Agent, naming the Collateral Agent on behalf of the Secured Parties, as an additional insured and/or loss payee, as the case may be, under all insurance policies (including flood insurance policies) maintained with respect to the assets and properties of the Loan Parties that constitute Collateral;

(ii)     no later than thirty (30) days after the Effective Date, deliver to the Collateral Agent the stock certificate(s) of Matrix Design Africa (Pty) Ltd. held by Matrix Design International, LLC representing 65% of the Capital Stock of Matrix Design Africa (Pty) Ltd., accompanied by an undated stock power or instrument of transfer executed in blank;

(iii)     no later than ninety (90) days after the Effective Date, Deposit Account Control Agreements and the Securities Account Control Agreement, in each case to the extent defined pursuant to the Security Agreement and duly executed by the appropriate parties;

(iv)     no later than ninety (90) days after the Effective Date, to the extent obtainable after using commercially reasonable efforts, landlord waivers and collateral access agreements, in each case, to the extent required under the Security Agreement and duly executed by the appropriate parties.  Notwithstanding anything to the contrary in this Agreement, if the Borrower shall fail to obtain the landlord waivers and collateral access agreements within the specified time period, after using commercially reasonable efforts to do so, the Borrower shall have no further obligation to execute and deliver to the Collateral Agent the same and the covenant set forth in this Section 5.01(p)(iv) with respect to such landlord waivers and collateral access agreements shall be deemed to be satisfied by the Borrower.  The Borrower shall promptly, upon request, provide the Collateral Agent with a report in reasonable detail summarizing the commercially reasonable efforts undertaken to obtain the

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landlord waivers and collateral access agreements referenced in this Section 5.01(p)(iv); and

(v)     no later than ninety (90) days after the Effective Date, deeds of trust, trust deeds, deeds to secure debt, mortgages, leasehold mortgages and leasehold deeds of trust, in substantially the form of Exhibit H hereto (with such changes as may be satisfactory to the Collateral Agent and its counsel, or otherwise necessary to account for local law matters) and covering the properties listed on Schedule 1.01(c) (together with each other mortgage delivered pursuant to Section 5.01(i), in each case as amended, the “Mortgages”), duly executed by the appropriate Loan Party, together with:

(A)     evidence that counterparts of the Mortgages have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices that the Collateral Agent may deem necessary or desirable in order to create a valid first and subsisting Lien, subject to Permitted Liens, Permitted Encumbrances and Pari Passu Liens, on the property described therein in favor of the Collateral Agent for the benefit of the Secured Parties and that all filing, documentary, stamp, intangible and recording taxes and other fees in connection therewith have been paid,

(B)     with respect to the properties listed on Schedule 5.01(p)(v)(B), fully paid American Land Title Association Loan Policies of Title Insurance, in standard form, or such other form reasonably acceptable to the Collateral Agent (the “Mortgage Policies”) covering the applicable Loan Party’s title and interest in the surface rights on which active facilities are located with endorsements and in amounts acceptable to the Collateral Agent, issued, coinsured and reinsured by title insurers acceptable to the Collateral Agent, insuring the Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics’ and materialmen’s Liens) and encumbrances, excepting only Permitted Liens, Permitted Encumbrances and Pari Passu Liens, and providing for such other affirmative insurance and such coinsurance and direct access reinsurance as the Collateral Agent may deem necessary or desirable,

(C)     with respect to the properties listed on Schedule 5.01(p)(v)(B), (1) American Land Title Association/American Congress on Surveying and Mapping form surveys, of the immediate surface area surrounding the opening of each active Mine and active Mining Facilities, which surface area is approved by the Collateral Agent, showing all plants, significant buildings and other major improvements, any major off-site improvements, encroachments, if any, and (2) “boundary” surveys, which may be produced by orthophotography, photogrammetric mapping, laser scanning or other similar mechanism, of the remainder of the surface Mortgaged Property in the vicinity of above-ground improvements at each Mine, and in the case of the foregoing clauses (1) and (2), for which all necessary fees (where applicable) have been paid, and dated no more than 60 days before the effective date of such Mortgage, certified to the Collateral

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Agent and the issuer of the Mortgage Policies in a manner satisfactory to the Collateral Agent by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located and acceptable to the Collateral Agent, and in any case sufficient for the issuer of the Mortgage Policies to remove the standard survey exception from such Mortgage Policies,

(D)     a certificate executed by a Responsible Officer of the Borrower summarizing, in reasonable detail, the current and historical practices of the Borrower and its Subsidiaries with respect to obtaining title opinion letters for its mining tracts, along with an exhibit containing representative title opinion letters previously obtained by the Borrower or its Subsidiaries with respect to mining tracts within their active Mining Facilities (such summary, together with such exhibit, the “Title Practices Certificate”), which Title Practices Certificate shall be in form and substance reasonably acceptable to the Collateral Agent,

(E)     to the extent obtainable after using commercially reasonable efforts, estoppel and consent agreements executed by each of the lessors of the leased real properties listed on Schedule 5.01(p)(v)(E), along with (1) a memorandum of lease in recordable form with respect to such leasehold interest, executed and acknowledged by the owner of the affected real property, as lessor, or (2) evidence that the applicable lease with respect to such leasehold interest or a memorandum thereof has been recorded in all places necessary or desirable, in the Collateral Agent’s reasonable judgment, to give constructive notice to third-party purchasers of such leasehold interest, or (3) if such leasehold interest was acquired or subleased from the holder of a recorded leasehold interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form satisfactory to the Collateral Agent. Notwithstanding anything to the contrary in this Agreement, if the Borrower shall fail to obtain the estoppel and consent agreement or accompanying documents with respect to any such real property lease within the specified time period, after using commercially reasonable efforts to do so, the Borrower shall have no further obligation to execute and deliver to the Collateral Agent the same and the covenant set forth in this Section 5.01(p)(v)(E) with respect to such estoppel and consent agreement and accompanying documents shall be deemed to be satisfied by the Borrower.  The Borrower shall promptly, upon request, provide the Collateral Agent with a report in reasonable detail summarizing the commercially reasonable efforts undertaken to obtain the estoppel and consent agreements referenced in this Section 5.01(p)(v)(E),

(F)     evidence of the insurance required by the terms of the Mortgages,

(G)     a “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each surface parcel of Mortgaged Property covered by such Mortgage, and, in the event any portion of a Mortgaged Property includes a structure with at least two walls and a roof or a

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building in the course of construction (each, a “Building”) and, as shown in the related flood hazard determination, such Building is located in a special flood hazard area (a “Flood Hazard Property”), then (1) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower, and (2) evidence of flood insurance on such terms and in such amounts as required by the Flood Disaster Protection Act (as amended) reasonably satisfactory to the Collateral Agent, or a certificate from the Borrower that such Mortgaged Property does not include a Building or Buildings, which certificate shall be in a form reasonably satisfactory to the Collateral Agent; the Borrower shall provide not less than 45 days’ prior written notice to the Collateral Agent (which shall in turn promptly notify the Secured Parties) of any proposed execution and delivery of a Mortgage and, with respect to a Flood Hazard Property, shall have obtained confirmation from each Secured Party that such Secured Party’s flood due diligence and flood insurance requirements have been met,

(H)     valuation reports and evidence of book value with respect to Mortgaged Properties reasonably acceptable to the Collateral Agent and, if such valuation reports are not reasonably satisfactory to the Collateral Agent, at the request of the Collateral Agent, an appraisal of each of the properties described in the Mortgages complying with the requirements of the Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989, which appraisals shall be from a Person acceptable to the Lenders,

(I)     [intentionally omitted],

(J)     UCC financing statements, including without limitation, UCC fixture filings and As-Extracted Collateral (as defined in the Security Agreement) filings on the Mortgaged Properties in form appropriate for filing under the UCC of all jurisdictions that the Administrative Agent or the Collateral Agent may deem necessary or desirable in order to perfect the Liens created under the Mortgages,

(K)     favorable opinions of local counsel for the Loan Parties, (1) in states in which the Mortgaged Properties are located, with respect to the enforceability and perfection of all Mortgages covering the Mortgaged Properties and any related fixture and filings covering As-Extracted Collateral (as defined in the Security Agreement), substantially in the form of Exhibit I hereto and otherwise in form and substance reasonably satisfactory to the Collateral Agent, and (2) in states in which the Loan Parties party to the Mortgages are organized or formed, that the relevant mortgagor is validly existing and in good standing, corporate power, due authorization, execution and delivery, no conflicts and no consents of such Loan Parties in the granting of the Mortgages, in form and substance reasonably satisfactory to the Collateral Agent, and such other opinions of counsel as the Collateral Agent shall reasonably request in form reasonably acceptable to the Collateral Agent relating to the delivery of such Mortgage,

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(L)     evidence that all other action that the Administrative Agent or the Collateral Agent may deem necessary or desirable in order to create valid first and subsisting Liens, excluding Permitted Liens, Permitted Encumbrances and Pari Passu Liens, on the property described in the Mortgages has been taken that the Administrative Agent or the Collateral Agent may reasonably deem necessary or desirable in order to perfect and protect the Liens created thereby, and

(M)     to the extent obtainable after using commercially reasonable efforts, such other consents, agreements and confirmations of lessors and third parties as the Administrative Agent or the Collateral Agent may deem necessary or desirable and evidence that all other actions that the Administrative Agent or the Collateral Agent may deem necessary or desirable in order to create valid first and subsisting Liens on the Mortgaged Property has been taken. Notwithstanding anything to the contrary in this Agreement, if the Borrower shall fail to obtain such other consents, agreements and confirmations of lessors and third parties within the specified time period, after using commercially reasonable efforts to do so, the Borrower shall have no further obligation to execute and deliver to the Collateral Agent the same and the covenant set forth in this Section 5.01(p)(v)(M) with respect to such other consents, agreements and confirmations of lessors and third parties shall be deemed to be satisfied by the Borrower.  The Borrower shall promptly, upon request, provide the Collateral Agent with a report in reasonable detail summarizing the commercially reasonable efforts undertaken to obtain such other consents, agreements and confirmations of lessors and third parties referenced in this Section 5.01(p)(v)(M).

The time periods set forth in this Section 5.01(p) may be extended upon the request of the Borrower, if the Borrower and the Loan Parties are diligently pursuing same, in the sole discretion of the Administrative Agent; provided that, if the Administrative Agent agrees to extend any of the time periods set forth in this Section 5.01(p) it shall provide a notice to the Lenders to inform them of its decision.  The requirements of Section 5.01(p) shall not apply to any Excluded Assets or Excluded Property.

SECTION 5.02     Negative Covenants.  So long as any Advance or any other monetary obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the Borrower will not, at any time:

(a)     Liens, Etc.  Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of its Subsidiaries to sign or file or suffer to exist, under the UCC of any jurisdiction, a financing statement that names the Borrower or any of its Subsidiaries as debtor, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, except:

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(i)     Permitted Liens;

(ii)     other Liens incurred in the ordinary course of business securing obligations in an amount not to exceed $25,000,000;

(iii)     Liens existing on the date hereof and described on Schedule 4.01(t) hereto;

(iv)     non-recourse Liens upon or in real property or equipment acquired or held by the Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such property or equipment or to secure non-recourse, tax-exempt Debt incurred solely for the purpose of financing the acquisition, construction or improvement of any such property or equipment to be subject to such Liens, or Liens existing on any such property or equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided,  however, that no such Lien shall extend to or cover any property other than the property or equipment being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced;

(v)     Liens arising in connection with Capital Leases permitted under Section 5.02(b)(iii)(G);  provided that no such Lien shall extend to or cover any assets other than the assets subject to such Capital Leases;

(vi)     the replacement, extension or renewal of any Lien permitted by clauses (iii) through (v) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Debt secured thereby;

(vii)     Liens on personal property leased under leases (including synthetic leases) entered into by the Borrower which are accounted for as operating leases in accordance with GAAP to the extent not prohibited under Section 5.02(h);

(viii)     easements, exceptions or reservations in any property of the Borrower or any Subsidiary granted or reserved for the purpose of pipelines, roads, the removal of oil, gas, coal or other minerals, and other like purposes, or for the joint or common use of real property, facilities and equipment, which are incidental to, and do not materially interfere with, the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

(ix)     Liens on documents of title and the property covered thereby securing obligations in respect of letters of credit to the extent not prohibited under Section 5.02(b);

(x)     Liens on property or assets of the Borrower or any of its Subsidiaries securing Debt owing to the Borrower or to a Wholly Owned Subsidiary

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in an aggregate principal amount not to exceed $10,000,000; provided that no promissory note evidencing such intercompany Debt shall be pledged to any other Person as security for any Debt or any other obligation of the Borrower or such Subsidiary;

(xi)     any Lien arising out of the L/C Cash Deposit Accounts under this Agreement or any other Liens arising under substantially similar letter of credit cash deposit account arrangements, it being understood that any such cash deposit account is used to support then outstanding Letters of Credit and is not required to be funded or otherwise utilized to support the renewal of existing Letters of Credit or the issuance of new Letters of Credit;

(xii)     assignments of the right to receive income or Liens that arise in connection with receivables securitization programs described, and in an aggregate principal amount not to exceed the amount specified therefor, in Section 5.02(b)(iii)(H) at any time outstanding;

(xiii)     Liens created pursuant to the Collateral Documents to secure the Obligations;

(xiv)     (A) Liens on the Collateral securing the Senior Notes or Permitted Junior Refinancing Debt, so long as such Liens are subject to the terms of the Amended Intercreditor Agreement (or in the case of any Permitted Junior Refinancing Debt, the Second Lien Intercreditor Agreement) and (B) Liens on the Collateral securing Indebtedness permitted pursuant to Section 5.02(b)(i)(D)(ii), so long as such Liens are subject to the terms of the Second Lien Intercreditor Agreement;

(xv)     protective UCC filings with respect to personal property leased by, or consigned to, any Loan Party; and

(xvi)     normal and customary rights of setoff upon deposits of cash in favor of banks and other depository institutions.

(b)     Debt.  Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt, except:

(i)     in the case of the Borrower,

(A)     Debt owed to a Wholly Owned Subsidiary of the Borrower; provided that, any such Debt owed by the Borrower to any Wholly Owned Subsidiary of the Borrower that is not a Loan Party, shall be subordinated in right of payment to the Obligations of the Borrower under the Loan Documents and shall be evidenced by, and subject to the provisions of, an intercompany note that shall be pledged to the Collateral Agent in accordance with the terms of the Security Agreement,

(B)     other unsecured Debt incurred in the ordinary course of business aggregating not more than $50,000,000 at any time outstanding other than

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Guaranties or other contingent obligations of the Borrower with respect to any Debt or other obligation of any Subsidiary; provided that (I) the Borrower shall be in pro forma compliance with the covenants contained in Section 5.04, calculated based on the financial statements most recently delivered to the Lenders pursuant to Section 5.03 and as though such Debt had been incurred at the beginning of the four-quarter period covered thereby, as evidenced by a certificate of the chief financial officer (or person performing similar functions) of the Borrower delivered to the Administrative Agent demonstrating such compliance and (II) such unsecured Debt ranks junior to or pari passu with the Facilities,

(C)     other unsecured Debt incurred in the ordinary course of business (including, for the avoidance of doubt, any long-term Debt incurred in connection with a note offering) other than Guaranties or other contingent obligations of the Borrower with respect to any Debt or other obligation of any Subsidiary; provided that (I) the Borrower shall be in pro forma compliance with the covenants contained in Section 5.04, calculated based on the financial statements most recently delivered to the Lenders pursuant to Section 5.03 and as though such Debt had been incurred at the beginning of the four-quarter period covered thereby, as evidenced by a certificate of the chief financial officer (or person performing similar functions) of the Borrower delivered to the Administrative Agent demonstrating such compliance, (II) such unsecured Debt matures, and does not begin to amortize until, more than six months after the latest Termination Date for all Facilities and (III) the covenants and other material terms of such unsecured Debt are no more restrictive than those set forth in the Loan Documents, and

(D)     (i) the Senior Notes and Permitted Junior Refinancing Debt in respect thereof in an aggregate principal amount not to exceed $145,000,000 and (ii) junior secured Debt that is issued, incurred or otherwise obtained to refinance, in whole or in part, the Revolving Credit Facility in an aggregate principal amount not to exceed $300,000,000 minus the aggregate principal amount of Permitted Junior Refinancing Debt incurred pursuant to clause (i);  provided that, in the case of this clause (ii), (a) upon the incurrence of any such Debt, the Borrower shall promptly provide notice of the incurrence thereof to the Administrative Agent and the Revolving Credit Commitments shall be automatically and permanently reduced (without further action on the part of any Person) on a dollar for dollar basis by the aggregate principal amount of such Debt, (b) such Debt shall (i) be secured by Liens on (x) the Collateral that are junior to the Liens on the Collateral securing the Obligations and/or (y) property of Persons other than the Borrower or its Subsidiaries, (ii) not secured by any property or assets of any Loan Party other than the Collateral and (iii) not guaranteed by Subsidiaries of the Borrower other than the Subsidiary Guarantors, (c) such Debt does not mature or have scheduled amortization or scheduled payments of principal and is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligation (other than customary offers to repurchase upon a change of control, asset sale or casualty event and customary acceleration rights after an event of default), prior to the date that is the later of (i) September 23, 2019, and (ii) 90 days after the latest

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Termination Date applicable to the Facilities at the time such Debt is incurred, (d) the security agreements (if such debt is secured by the Collateral) and guarantees (if such Debt is guaranteed by one or more Subsidiaries of the Borrower) of the Borrower and its Subsidiaries relating to such Debt have terms not more favorable to the respective creditors than the terms of the Collateral Documents and the Subsidiary Guaranty (with such differences as are appropriate to reflect the nature of such junior lien Debt and any other differences reasonably satisfactory to the Administrative Agent or the Collateral Agent) and (e) if such Debt is secured by the Collateral, a Representative acting on behalf of the holders of such Debt shall have become party to, or otherwise be subject to the provisions of, the Second Lien Intercreditor Agreement;

(ii)     in the case of any Subsidiary of the Borrower, (A) Debt owed to the Borrower or to a Wholly Owned Subsidiary of the Borrower; provided that (I) any such Debt owed to any Wholly Owned Subsidiary of the Borrower that is not a Loan Party by any Subsidiary of the Borrower that is a Loan Party, shall be subordinated in right of payment to the Obligations of such Loan Party under the Loan Documents and shall be evidenced by, and subject to the provisions of, an intercompany note that shall be pledged to the Collateral Agent in accordance with the terms of the Security Agreement and (II) any such Debt owed to the Borrower or to a Wholly Owned Subsidiary of the Borrower that is a Loan Party in excess of $250,000 by any Subsidiary that is not a Loan Party shall be evidenced by a promissory note that shall be pledged to the Collateral Agent in accordance with the terms of the Security Agreement, and (B) Debt in the form of a Guaranty of Debt otherwise permitted under this Section 5.02(b); and

(iii)     in the case of the Borrower and its Subsidiaries,

(A)     Debt under the Loan Documents,

(B)     the Surviving Debt set forth on Schedule 4.01(s) hereto (other than the Senior Notes),

(C)     non-recourse Debt of the Borrower and Subsidiaries incurred solely to finance capital expenditures for the development of Greenfield Projects,

(D)     non-recourse Debt secured by Liens permitted by Section 5.02(a)(iv),

(E)     Debt in respect of (i) Swaps incurred in the ordinary course of business and consistent with prudent business practice with the aggregate value thereof not to exceed $10,000,000 at any time outstanding and (ii) interest rate Swaps incurred in the ordinary course of business and consistent with prudent business practice of up to $250,000,000 of notional indebtedness at any time outstanding,

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(F)     any Debt extending the maturity of, or refunding or refinancing, in whole or in part, any Surviving Debt or other Debt permitted under this Section 5.02(b) (other than the Senior Notes); provided that the principal amount of such Debt shall not be increased above the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing, and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such extension, refunding or refinancing; provided further that the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such extending, refunding or refinancing Debt, and of any agreement entered into and of any instrument issued in connection therewith, are consistent with prudent business practice and incurred in the ordinary course of business; provided further that the repayment in whole or in part of the Advances pursuant to Section 2.04 or Section 2.06 with the proceeds of Debt incurred pursuant to Section 5.02(b)(i)(B),  Section 5.02(b)(i)(C) or Section 5.02(b)(iii)(G) shall not constitute an extension, refunding or refinancing under this subclause (F),

(G)     Capital Lease Obligations aggregating not more than $100,000,000 and other unsecured Debt incurred in the ordinary course of business; provided, in each case, that the Borrower shall be in pro forma compliance with the covenants contained in Section 5.04, calculated based on the financial statements most recently delivered to the Lenders pursuant to Section 5.03 and as though such Debt or Capital Lease Obligations had been incurred at the beginning of the four-quarter period covered thereby, as evidenced by a certificate of the chief financial officer (or person performing similar functions) of the Borrower delivered to the Administrative Agent demonstrating such compliance, and

(H)     Debt of the Borrower and its Subsidiaries, if any, arising in connection with receivables securitization programs on terms and conditions customary for transactions of that type in an aggregate principal amount not to exceed $100,000,000 at any time outstanding.

(c)     Change in Nature of Business.  Engage, or permit any of its Subsidiaries to engage, in any business or business activity that would impair the Borrower’s status as a partnership for federal income tax purposes.

(d)     Mergers, Etc.  Merge into or consolidate with any Person or permit any Person to merge into it or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person, or permit any of its Subsidiaries to do so, except that:

(i)     any Subsidiary of the Borrower may merge into or consolidate with any other Wholly Owned Subsidiary of the Borrower or may convey, transfer or lease any or all of its assets to a Wholly Owned Subsidiary of the Borrower; provided that, in the case of any such merger or consolidation, the Person formed by such merger or consolidation shall be a Wholly Owned Subsidiary of the Borrower; provided further that, in the case of any such merger or consolidation to which a

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Subsidiary Guarantor is a party, the Person formed by such merger or consolidation shall be a Subsidiary Guarantor, and such newly-created or acquired Subsidiary shall comply with the requirements of Section 5.01(i), except to the extent the Person so formed is not a New Material Subsidiary; provided further that, for the avoidance of doubt, nothing contained in this Section 5.02(d)(i) shall prohibit any Subsidiary from selling, transferring or otherwise conveying receivables (and related assets, as contemplated by Section 5.02(e)(vii)) to any Receivables Financing Subsidiary entity created (directly or indirectly) by the Borrower for purposes of entering into or consummating any receivables financing transaction permitted by Section 5.02(b)(iii)(H);

(ii)     any of the Borrower’s Subsidiaries may consolidate with or merge into the Borrower; provided that the Borrower is the surviving entity; and

(iii)     any of the Subsidiaries of the Borrower may (A) merge into or consolidate with, any other Person, or (B) convey, transfer or lease substantially all of its assets in compliance with Section 5.02(e) (other than clause (v) thereof) in a single transaction or series of related transactions to any other Person or (C) permit any other Person to merge into or consolidate with it; provided, in each case with respect to any merger or consolidation or conveyance, transfer or lease of substantially all of its assets, (I) the Person formed by such consolidation or into which the Subsidiary shall be merged or assets shall be conveyed, transferred or leased shall, at the effective time of such merger or consolidation or transfer or lease be Solvent, shall have assumed all obligations of such Subsidiary under any Subsidiary Guaranty to which such Subsidiary is a party in a writing satisfactory in form and substance to the Required Lenders and such newly-created or acquired Subsidiary shall comply with the requirements of Section 5.01(i) and (II) the Borrower shall have caused to be delivered to the Administrative Agent an opinion of independent counsel satisfactory to the Administrative Agent to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with the terms thereof; provided further that the provisions of the first proviso to this clause (iii) shall not apply to (x) the sale, transfer or other conveyance of any assets of the Borrower (including the Capital Stock of any Subsidiary of the Borrower), howsoever effected (including by way of merger or consolidation, sale of assets, lease, or otherwise) in a transaction permitted by Section 5.02(e)(vi), (y) any transaction involving the acquisition of a Person by a Subsidiary of the Borrower by merger or consolidation where the surviving entity shall be a Subsidiary of the Borrower unless, immediately after giving effect to such merger or consolidation, the surviving entity constitutes a New Material Subsidiary and (z) any sale, transfer or other conveyance of any assets to any Receivables Financing Subsidiary; provided that, with respect to this subclause (z), the sale, transfer or conveyance of such assets is permitted by the provisions of this Agreement;

provided,  however, that in each case, immediately after giving effect thereto, (A) no event shall occur and be continuing that constitutes a Default and (B) the Borrower shall be in pro forma compliance with the covenants contained in Section 5.04, as evidenced by a certificate of the chief financial officer (or persons performing similar functions) of the Borrower delivered to the Administrative Agent demonstrating such compliance.

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(e)     Sales, Etc., of Assets.  Sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets other than Inventory to be sold in the ordinary course of its business, except:

(i)     sales of Inventory in the ordinary course of its business;

(ii)     sales of assets that are obsolete or no longer used or useful for fair value in an aggregate amount not to exceed $10,000,000 per annum;

(iii)     sale-leasebacks of used equipment in an aggregate amount not to exceed $100,000,000 over the term of the Facilities;

(iv)     sales of assets (A) by the Borrower to a Wholly Owned Subsidiary that is Subsidiary Guarantor, (B) by a Subsidiary to the Borrower or to another Subsidiary that is Subsidiary Guarantor with respect to which the Borrower shall have at least the same degree of ownership and control as it had with respect to the Subsidiary responsible for the asset sale, transfer or disposition, or (C) by a Subsidiary that is not Subsidiary Guarantor to any other Subsidiary that is not a Subsidiary Guarantor;

(v)     in a transaction authorized by Section 5.02(d);

(vi)     sales of other assets (including the Capital Stock of any Subsidiary of the Borrower) with a fair value in an amount not to exceed $50,000,000 individually or $125,000,000 in the aggregate over the term of the Facilities; provided,  however, that (A) the purchase price paid to the Borrower or such Subsidiary for such asset shall be no less than the fair market value of such asset at the time of such sale and such sale shall be in the best interest of the Borrower or such Subsidiary, as determined in good faith by the board of directors (or other person performing such functions) of the Borrower or such Subsidiary, as the case may be, and (B) immediately after giving effect to such sales of assets, no Default shall exist; and

(vii)     sales of receivables in connection with a receivables financing permitted by Section 5.02(b)(iii)(H) along with such other assets or rights (including payment intangibles) related thereto as shall be customary for the purposes of consummating such permitted receivables financing.

(f)     Investments in Other Persons.  Make or hold, or permit any of its Subsidiaries to make or hold, any Investment in any Person, except:

(i)     Investments consisting of property to be used in the ordinary course of business;

(ii)     Investments in accounts receivable arising from the sales of goods and services in the ordinary course of business;

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(iii)     equity Investments by the Borrower and its Subsidiaries in Wholly Owned Subsidiaries that are not Subsidiary Guarantors in an aggregate amount not to exceed $50,000,000 at any time outstanding and equity Investments by the Borrower and its Subsidiaries in Wholly Owned Subsidiaries that are Subsidiary Guarantors;

(iv)     Investments by the Borrower and its Subsidiaries in Cash Equivalents;

(v)     Investments existing on the date hereof and described on Schedule 4.01(u) hereto;

(vi)     Investments by the Borrower in Swaps permitted under Section 5.02(b)(iii)(E);

(vii)     other Investments in any other Person; provided that with respect to Investments made under this clause (vii):  (A) in the case of an equity Investment under this clause (vii), any newly acquired or organized Subsidiary of the Borrower or any of its Subsidiaries shall be a Wholly Owned Subsidiary thereof; (B) immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom; (C) any company or business acquired or invested in pursuant to this clause (vii) shall be in the same line of business as the business of the Borrower or any of its Subsidiaries or a line of business in which the Borrower is permitted to be engaged in accordance with Section 5.02(c); (D) any Subsidiary acquired pursuant to this clause (vii) shall become a Subsidiary Guarantor, and such newly acquired Subsidiary shall comply with the requirements of Section 5.01(i), except to the extent the Subsidiary so acquired is not a New Material Subsidiary; and (E) immediately after giving effect to the acquisition of a company or business pursuant to this clause (vii), the Borrower shall be in pro forma compliance with the covenants contained in Section 5.04, calculated based on the financial statements most recently delivered to the Lenders pursuant to Section 5.03 and as though such acquisition had occurred at the beginning of the four-quarter period covered thereby, as evidenced by a certificate of the chief financial officer (or person performing similar functions) of the Borrower delivered to the Lenders demonstrating such compliance;

(viii)     Investments by the Borrower and its Subsidiaries in (A)  Subsidiaries that are not Wholly Owned Subsidiaries or (B) Persons that, after giving effect to such Investment, do not constitute Subsidiaries of the Borrower or such Subsidiaries, provided that any Person invested in pursuant to this clause (viii) shall be in the same line of business as the business of the Borrower or any of its Subsidiaries or a line of business in which the Borrower is permitted to be engaged in accordance with Section 5.02(c), and the aggregate amount invested by the Borrower and its Subsidiaries under this clause (viii) shall not exceed $35,000,000 at any time outstanding; and provided,  further, that so long as the Borrower and its Subsidiaries shall not have made Investments in such non-Wholly Owned Subsidiaries and other Persons in excess of $35,000,000 as provided in this clause (viii), the Borrower shall

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not be in violation of this clause (viii) in the event that the Investments held (as opposed to made) by the Borrower and its Subsidiaries in such non-Wholly Owned Subsidiaries and other Persons shall at any time exceed $35,000,000; and

(ix)     Investments consisting of intercompany Debt permitted under Section 5.02(b)(i) and (ii).

(g)     Restricted Payments.  Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Capital Stock now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, Capital Stock, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such, or permit any of its Subsidiaries to do any of the foregoing (each of the foregoing being a “Restricted Payment”), or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Capital Stock in the Borrower or to issue or sell any Capital Stock therein, except that, so long as no Default or Event of Default shall have occurred and be continuing at the time of any action described in clause (i) or (ii) below or would result therefrom:

(i)     the Borrower may declare, make or incur a liability to make any such Restricted Payment payable only in common equity interests of the Borrower;

(ii)     the Borrower may declare, make or incur a liability to make any such Restricted Payment; provided that immediately after giving effect thereto (A) the aggregate amount of Restricted Payments made in any fiscal quarter of the Borrower shall not exceed Available Cash (as defined in the MLP Agreement as in effect on the date hereof) for the immediately preceding fiscal quarter of the Borrower and (B) the Fixed Charge Ratio for the four quarter period ended immediately prior to such declaration is equal to or greater than 1.25:1.0 (provided that (i) all distributions made in the first quarter of the four quarter period ended immediately prior to such declaration shall be excluded from determining the Fixed Charge Ratio and (ii) all distributions declared or made in the current quarter up to the time of such declaration, including the Restricted Payment then being declared or made, shall be included in determining the Fixed Charge Ratio); and

(iii)     (A) any Wholly Owned Subsidiary of the Borrower may declare, make or incur a liability to make any Restricted Payment to the Borrower or any other Wholly Owned Subsidiary of the Borrower of which it is a Subsidiary, (B) any non-Wholly Owned Subsidiary may declare, make or incur a liability to make any Restricted Payment to its equity holders; provided that the general partner of such Subsidiary does not own greater than 2% of the issued and outstanding Capital Stock in such Subsidiary, and (C)  any Subsidiary of the Borrower may accept capital contributions from its parent to the extent permitted under Section 5.02(f)(iii).

(h)     Lease Obligations.  Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any obligations as lessee (excluding for this purpose obligations as lessee under Capital Leases) (i) for the rental or hire of real or personal property in connection with any sale and leaseback transaction (except to the extent and

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not exceeding the amounts permitted by Section 5.02(e)(iv)), or (ii) for the rental or hire of other real or personal property of any kind under leases or agreements to lease having an original term of one year or more that would cause the direct and contingent liabilities of the Borrower and its Subsidiaries, on a Consolidated basis, in respect of all such obligations to exceed $25,000,000 payable in any period of 12 consecutive months.

(i)     Amendments of Constitutive Documents.  Amend, or permit any of its Subsidiaries to amend, its Constitutive Documents (other than the Partnership Agreement) in any manner that has a Material Adverse Effect.

(j)     Accounting Changes.  Make or permit, or permit any of its Subsidiaries to make or permit, any change in (i) accounting policies or reporting practices, except as required by generally accepted accounting principles, and except that the Borrower and its Subsidiaries may account for the compensation expense of the non-vested common units granted under the MLP’s Long-Term Incentive Plan using the “fair value” method, or (ii) Fiscal Year.

(k)     Prepayments, Etc., of Debt.  Prepay, redeem, purchase, defease or otherwise satisfy, or permit any of its Subsidiaries to prepay, redeem, purchase, defease or otherwise satisfy, prior to the scheduled maturity thereof in any manner any of the Senior Notes prior to the latest Termination Date for all Facilities except (i) mandatory prepayments of principal, and payments of interest required under the Note Purchase Agreement, (ii) redemptions of any Senior Notes made in connection with the refinancing thereof permitted under Section 5.02(b)(i)(D) or (ii) prepayment of any Senior Notes on or after February 27, 2018 to satisfy, in whole or part, the Senior Notes Condition.

(l)     Amendment, Etc., of the Note Purchase Agreement and the Cavalier Credit Agreement.  (i) Amend, modify or change in any manner any term or provision of the Note Purchase Agreement that would accelerate any scheduled amortization payments, if such modification would require such payments to be made on the Senior Notes prior to the date the Facilities are paid in full and (ii) amend, modify or change any term or provision of the Cavalier Credit Agreement in any manner that (x) would accelerate any scheduled payments or the final maturity date or increase the interest rate or amend, modify or change any other provision in a manner adverse to the Lenders, in each case, without the consent of the Super-Majority Required Extending Lenders or (y) would require the Borrower or any Subsidiary to become liable for any payments of principal, interest or other amounts in respect of the Cavalier Credit Agreement.

(m)     Partnerships, Etc.  Become a general partner in any general or limited partnership or joint venture, or permit any of its Subsidiaries to do so, except that the Borrower and/or any of its Subsidiaries may be a general partner in any partnership or joint venture provided such partnership or such joint venture incurs no Debt or other liability for which the Borrower or such Subsidiary is liable as guarantor or a provider of any other credit support, or by virtue of its status as such general partner or joint venturer.

(n)     Speculative Transactions.  Enter into any foreign currency exchange contracts, interest rate swap arrangements or other derivative contracts or transactions, other than such contracts, arrangements or transactions entered into in the ordinary course of business for the purpose of hedging (i) the interest rate exposure of the Borrower or any of its Subsidiaries, (ii) the

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purchase requirements of the Borrower or any of its Subsidiaries with respect to raw materials and inventory and (iii) the fluctuations in the prices of commodities affecting the Borrower or any of its Subsidiaries.

(o)     Formation of Subsidiaries.  Organize or invest, or permit any Subsidiary to organize or invest, in any new Subsidiary except as permitted under Section 5.02(f)(iii),  (vii) or (viii).

(p)     Payment Restrictions Affecting Subsidiaries.  Directly or indirectly, enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement or arrangement (other than this Agreement or any other Loan Document) that:

(i)     limits the ability of any of its Subsidiaries (other than any Receivables Financing Subsidiary or Insurance Subsidiary) to declare or pay dividends or other distributions in respect of its Capital Stock or repay or prepay any Debt owed to, make loans or advances to, or otherwise transfer assets to or invest in, the Borrower or any Subsidiary (other than any Receivables Financing Subsidiary or Insurance Subsidiary) of the Borrower (whether through a covenant restricting dividends, loans, asset transfers or investments, a financial covenant or otherwise), except the Loan Documents, the Note Purchase Agreement, (any Permitted Junior Refinancing Debt or Debt permitted under Section 5.02(b)(i)(D)(ii)) and any other agreement or instrument governing Debt permitted to be incurred in accordance with Section 5.02(b);  provided that the restrictions related to the payment of dividends and distributions, repayment of Debt, making of loans or other transfer of assets by Subsidiaries included in such other agreement or instrument are no more restrictive than the comparable terms of the Loan Documents contained in Sections 5.02(e) (relating to transfer of assets by Subsidiaries), 5.02(f) (relating to making of loans by Subsidiaries), 5.02(g) (relating to payment of dividends and distributions by Subsidiaries) and 5.02(k) (relating to repayment of Debt by Subsidiaries); and provided further that, in the case of any agreement (including any receivables financing agreement) to which a Receivables Financing Subsidiary may be a party or by which it may be bound in connection with a receivables financing transaction permitted by Section 5.02(b)(iii)(H), such restrictions related to the payment of dividends and distributions, repayment of Debt, making of loans or other transfers of assets included in such agreement may be on such terms and conditions as shall be customary for such receivables financing transaction; or

(ii)     prohibits or limits the ability of Borrower or any of its Subsidiaries (other than any Receivables Financing Subsidiary and the Insurance Subsidiary) to create, incur, assume or suffer to exist any Lien upon any of its assets, whether now owned or hereafter acquired, to secure or guarantee the Obligations, other than (A) customary restrictions contained in the Note Purchase Agreement and the Cavalier Credit Agreement, in each case, on terms that are consistent with, or not materially more restrictive than the restrictions set forth herein and (B) any negative pledge or restriction incurred or provided in favor of any holder of indebtedness permitted under Sections 5.02(b)(iii)(C),  5.02(b)(iii)(D),  5.02(b)(iii)(G),

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5.02(b)(iii)(H) or Section 5.02(h) solely to the extent any such negative pledge or restriction relates to the property financed by or the subject of such indebtedness.

(q)     Transactions with Affiliates.  Except as set forth on Schedule 5.02(q) hereto, enter into, or permit any of its Subsidiaries to enter into, directly or indirectly, any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate, except (i) in the ordinary course or pursuant to the reasonable requirements of the Borrower’s or such Subsidiary’s business, in each case upon fair and reasonable terms no less favorable (taken as a whole, as determined in good faith by the board of directors of the General Partner or its Conflicts Committee) to the Borrower or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate and (ii) any transaction with any Affiliate in connection with a Simplification Transaction.

(r)     Use of Proceeds.  Use the proceeds of any Borrowing or Letter of Credit, or permit any of its Subsidiaries and its or their respective directors, officers, employees and agents to use, the proceeds of any Borrowing or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country to the extent such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States, or (iii)  in any manner that would result in the violation of  any Sanctions applicable to any party hereto

SECTION 5.03     Reporting Requirements.  So long as any Advance or any other monetary obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the Borrower will furnish to the Administrative Agent or the Collateral Agent, as applicable:

(a)     Default Notice.  As soon as possible and in any event within five Business Days after any Responsible Officer has actual knowledge of the occurrence of each Default or any event, development or occurrence reasonably likely to have a Material Adverse Effect continuing on the date of such statement, a statement of the chief financial officer (or person performing similar functions) of the Borrower (or its managing general partner) setting forth details of such Default and the action that the Borrower has taken and proposes to take with respect thereto.

(b)     Annual Financials.  As soon as available and in any event within 120 days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Borrower and its Subsidiaries, including therein a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Year and a Consolidated statement of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for such Fiscal Year, in each case accompanied by an opinion acceptable to the Required Lenders of Ernst & Young LLP or other independent public accountants of recognized standing acceptable to the Required Lenders, together with (i) a certificate of such accounting firm to the Lenders stating that in the course of the regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in

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the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, (ii) a schedule in form satisfactory to the Administrative Agent of the computations, if any, used by such accountants in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Section 5.04;  provided that in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP and (iii) a certificate of the chief financial officer (or person performing similar functions) of the Borrower (or its managing general partner) stating that no Default has occurred and is continuing or, if a default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto.

(c)     Quarterly Financials.   As soon as available and in any event within 60 days after the end of each of the first three quarters of each Fiscal Year, a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and a Consolidated statement of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and a Consolidated statement of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to normal year-end audit adjustments) by the chief financial officer (or person performing similar functions) of the Borrower (or its managing general partner) as having been prepared in accordance with GAAP, together with (i) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto and (ii) a schedule in a form reasonably satisfactory to the Administrative Agent of the computations used by the Borrower in determining compliance with the covenants contained in Section 5.04;  provided that in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP.

(d)     Annual Business Plan.  As soon as available and in any event no later than 120 days after the end of each Fiscal Year, a Business Plan.

(e)     Litigation.  Promptly after any Responsible Officer has actual knowledge of the commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any Governmental Authority affecting the General Partner, any Loan Party or any of its Subsidiaries, including any Environmental Action, that (i) would be reasonably expected to have a Material Adverse Effect or (ii) purports to effect the legality, validity or enforceability of any Transaction Document or the consummation of the Transaction, and promptly after the occurrence thereof, notice of any material adverse change in the status or the financial effect on the General Partner, any Loan Party or any of its Subsidiaries of the Disclosed Litigation from that described on Schedule 4.01(f) hereto.

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(f)     Securities Reports.  Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that the MLP or any Loan Party or any of its Subsidiaries sends to its stockholders, partners or members, and copies of all regular, periodic and special reports, and all registration statements, that the MLP or any Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission or any Governmental Authority that may be substituted therefor, or with any national securities exchange, provided, that the reporting requirement of this clause (f) shall be satisfied if the Borrower notifies the Administrative Agent that such materials have become publicly available on a web site identified in such notice.

(g)     ERISA.  (i)  ERISA Events and ERISA Reports.  (A) Promptly and in any event within 10 days after any Loan Party or any ERISA Affiliate knows or has reason to know that any ERISA Event that is reasonably expected to result in a material liability as against such Loan Party or ERISA Affiliate has occurred, a statement of the chief financial officer (or person performing similar functions) of the Borrower (or its managing general partner) describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto and (B) on the date any records, documents or other information must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA, a copy of such records, documents and information.

(ii)     Plan Terminations.  Promptly and in any event within two Business Days after receipt thereof by any Loan Party or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan.

(iii)     Plan Annual Reports.  Promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan.

(iv)     Multiemployer Plan Notices.  Promptly and in any event within five Business Days after receipt thereof by any Loan Party or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (A) the imposition of Withdrawal Liability by any such Multiemployer Plan, (B) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (C) the amount of liability incurred, or that may be incurred, by such Loan Party or any ERISA Affiliate in connection with any event described in clause (A) or (B).

(h)     Environmental Conditions.  Promptly after any Responsible Officer has actual knowledge of the assertion or occurrence thereof, notice of any Environmental Action against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit where such Environmental Action or failure to so comply is reasonably expected to have a Material Adverse Effect.

(i)     Available Cash, Etc.  Within 60 days (or in the case of the fourth fiscal quarter, 120 days) following the end of each fiscal quarter of the Borrower, a report of Available

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Cash (as defined in the MLP Agreement), cash reserves (including, in the case of any such cash distribution the cash reserve withheld from distribution that is necessary for the proper conduct of business (including reserves for future capital expenditures) as set forth in the most recent Business Plan delivered to the Administrative Agent pursuant to Section 5.03(d)) and other related items of the Borrower and its Subsidiaries in form and substance satisfactory to the Administrative Agent.

(j)     Coal and Mining Agreements.  Promptly after the occurrence thereof, notice of any material change to any material coal sales agreement or material contract, contract mining agreement or coal purchase agreements to which the Borrower or any of its Subsidiaries is a party.

(k)     Rating Agency Reports.  Promptly upon receipt thereof, copies of any statement or report furnished by any rating agency to any Loan Party or any of its Subsidiaries in connection with the Senior Notes.

(l)     Collateral Information.   Concurrently with the delivery of financial statements pursuant to Section 5.03(b), commencing with the financial statements for the Fiscal Year ending December 31, 2017, a Perfection Certificate Supplement and a certificate of a Responsible Officer of the Borrower certifying that all UCC financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction necessary to protect and perfect the security interests and Liens under the Collateral Documents for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

(m)     Change of Name, Identity or Structure.  (i) Promptly and in any event no less than 30 days (or such lesser notice period agreed to by the Administrative Agent) prior to any change (A) in any Loan Party’s legal name, (B) in the location of any Loan Party’s chief executive office, (C) in any Loan Party’s identity or organizational structure, (D) in any Loan Party’s Federal Taxpayer Identification Number or organizational identification number, if any, or (E) in any Loan Party’s jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), written notice (in the form of a certificate signed by a Responsible Officer) reflecting its intention to do so, clearly describing such change and providing such other information in connection therewith as the Administrative Agent or the Collateral Agent may request, and (ii) it shall have taken all action reasonably satisfactory to the Administrative Agent and the Collateral Agent to maintain the perfection and priority of the security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral, if applicable.  Each Loan Party shall promptly provide the Administrative Agent and the Collateral Agent with certified Constitutive Documents reflecting any of the changes described in the preceding sentence.

(n)     Other Information.  Such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries as the Administrative Agent, the Collateral Agent, or any Lender through the Administrative Agent, may from time to time reasonably request.

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SECTION 5.04     Financial Covenants.  So long as any Advance or any other obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the Borrower will:

(a)     Consolidated Debt to Consolidated Cash Flow Ratio.  Maintain at all times, a Consolidated Debt to Consolidated Cash Flow Ratio of not more than 2.25:1.0.

(b)     Interest Coverage Ratio.  Maintain at all times, an Interest Coverage Ratio of not less than 3.0:1.0.

ARTICLE VI
EVENTS OF DEFAULT

SECTION 6.01     Events of Default.  If any of the following events (“Events of Default”) shall occur and be continuing:

(a)     (i) the Borrower shall fail to pay any principal of any Advance when the same shall become due and payable or (ii) the Borrower shall fail to pay any interest on any Advance, or any Loan Party shall fail to make any other payment under any Loan Document, in each case under this clause (ii) within five Business Days after the same becomes due and payable; or

(b)     any representation or warranty made in writing by any Loan Party (or any of its officers (or persons performing similar functions) under or in connection with any Loan Document (including, without limitation, in any certificate or financial information delivered pursuant thereto) shall prove to have been incorrect in any material respect when made or any financial projections prepared by or on behalf of any Loan Party and made available in writing to the Administrative Agent, the Collateral Agent, or any Lender shall prove not to have been prepared in good faith based upon assumptions that were reasonable at the time made and at the time made available to the Administrative Agent or the Collateral Agent; or

(c)     the Borrower shall fail to perform or observe any term, covenant or agreement contained in Sections 2.14,  5.01(d),  (e), or (i),  5.02,  5.03(a) or 5.04; or

(d)     any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 30 days after the earlier of the date on which (i) a Responsible Officer becomes aware of such failure or (ii) written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender; or

(e)     any Loan Party shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt of such Loan Party or such Subsidiary (as the case may be) that is outstanding in a principal amount (or, in the case of any Swap, the value of obligations under such Swap) of at least $35,000,000 either individually or in the aggregate (but excluding Debt outstanding hereunder), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement

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or instrument relating to any such Debt, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

(f)     any Loan Party or the General Partner shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or the General Partner seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party, any of its Subsidiaries or the General Partner shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

(g)     any judgments or orders, either individually or in the aggregate, for the payment of money in excess of $35,000,000 shall be rendered against any Loan Party and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided,  however, that any such judgment or order shall not be an Event of Default under this Section 6.01(g) if and for so long as (A) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and (B) such insurer, which shall be rated at least “A” by A.M. Best Company at the time such insurance policy is issued to such Loan Party, has been notified of, and has not disputed the claim made for payment of, the amount of such judgment or order; or

(h)     any non-monetary judgment or order shall be rendered against any Loan Party that would reasonably be likely to have a Material Adverse Effect, and there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

(i)     any provision of any Loan Document after delivery thereof pursuant to Section 3.01 or 5.01(i) shall for any reason cease to be valid and binding on or enforceable against any Loan Party party to it in any material respect, or any such Loan Party shall so state in writing; or

(j)     a Change of Control shall occur; or

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(k)     any Collateral Document after delivery thereof pursuant to Section 3.01 or 5.01(i) shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien (subject to Liens permitted by Section 5.02(a)) on the Collateral purported to be covered thereby; or

(l)     any Loan Party or any ERISA Affiliate shall incur, or shall be reasonably likely to incur liability in excess of $35,000,000 in the aggregate as a result of one or more of the following:  (i) the occurrence of any ERISA Event; (ii) the partial or complete withdrawal of a Loan Party or any ERISA Affiliate from a Multiemployer Plan; or (iii) the reorganization or termination of a Multiemployer Plan; or

(m)     the Borrower, the General Partner or the Special General Partner shall cancel or terminate or amend or consent to or accept any cancellation or termination or amendment of the Partnership Agreement (other than any amendment thereof in connection with a Simplification Transaction) or there shall be a cancellation, termination of, or any amendment to, the MLP Agreement (other than any amendment thereof in connection with a Simplification Transaction) in any manner that has a material adverse effect on (i) the business, operations, affairs, financial condition, assets or properties of the Borrower and its Subsidiaries taken as a whole, (ii) the rights and remedies of the Administrative Agent, the Collateral Agent, or the Lenders under the Loan Documents, or (iii) the ability of the Loan Parties to perform their respective payment and other material obligations under the Loan Documents; or

(n)     an assertion shall be made by any Person in any court proceeding or by any Governmental Authority against any Loan Party or any of its Subsidiaries, of any claims or liabilities, whether accrued, absolute or contingent, based on or arising under any Environmental Law that is reasonably likely to be determined adversely to such Loan Party or any of its Subsidiaries, and the amount thereof (either individually or in the aggregate) is reasonably likely to have a Material Adverse Effect (insofar as such amount is payable by such Loan Party or any of its Subsidiaries but after deducting any portion thereof that is reasonably expected to be paid by other creditworthy Persons jointly and severally liable therefor);

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Commitments of each Lender and the obligation of each Lender to make Advances (other than Letter of Credit Advances by an Issuing Bank or a Lender pursuant to Section 2.03(c) and Swing Line Advances by a Lender pursuant to Section 2.02(b)) and of each Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, (A) by notice to the Borrower, declare the Advances, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and (B) by notice to each party required under the terms of any agreement in support of which a Standby Letter of Credit is issued, request that all Obligations under such agreement be declared to be due and payable; provided,  however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, (I) the Commitments of each Lender and the obligation of each Lender to make Advances (other than Letter of Credit Advances by an Issuing Bank or Lender

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pursuant to Section 2.03(c) and Swing Line Advances by a Lender pursuant to Section 2.02(b)) and of each Issuing Bank to issue Letters of Credit shall automatically be terminated and (II) the Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

SECTION 6.02     Actions in Respect of the Letters of Credit upon Default.  If any Event of Default shall have occurred and be continuing, the Administrative Agent may, or shall at the request of the Required Revolving Credit Lenders, irrespective of whether it is taking any of the actions described in Section 6.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Administrative Agent on behalf of the Revolving Credit Lenders in same day funds at the Administrative Agent’s office designated in such demand, for deposit into the applicable L/C Cash Deposit Accounts, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding, provided,  however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, an amount equal to the aggregate Available Amount of all outstanding Letters of Credit shall be immediately due and payable to the Administrative Agent for the account of the Revolving Credit Lenders without notice to or demand upon the Borrower, which are expressly waived by the Borrower, to be held in the applicable L/C Cash Deposit Accounts.  If at any time the Administrative Agent determines that any funds held in the L/C Cash Deposit Accounts are subject to any right or claim of any Person other than the applicable Issuing Banks and the applicable Revolving Credit Lenders or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the applicable L/C Cash Deposit Accounts, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Deposit Accounts that the Administrative Agent determines to be free and clear of any such right and claim.  Upon the drawing of any Letter of Credit for which funds are on deposit in the applicable L/C Cash Deposit Account, such funds shall be applied to reimburse the relevant Issuing Bank or Lenders, as applicable, to the extent permitted by applicable law.  If (i)(A) all Letters of Credit for which funds are on deposit in the L/C Cash Deposit Accounts have expired or been terminated and (B) no Default shall then be continuing or (ii)(A) if the Commitments of each Lender and the obligation of each Lender to make Advances and of the Issuing Banks to issue Letters of Credit shall have been terminated and (B) all other Obligations shall have been satisfied in full in cash, then the Administrative Agent shall, within 14 days, return to the Borrower all such monies then remaining in the L/C Cash Deposit Accounts.

SECTION 6.03     Application of Funds.  After the exercise of remedies provided for in Section 6.02 (or after the Advances have automatically become immediately due and payable and the aggregate Available Amount of all Letters of Credit then outstanding have automatically been required to be cash collateralized as set forth in the proviso to Section 6.02), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.15, be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article II) payable to the Administrative Agent and the

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Collateral Agent in their capacities as such, ratably among them in proportion to the amounts described in this clause First payable to them;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and letter of credit fees) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders) arising under the Loan Documents and amounts payable under Article II, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid letter of credit fees and interest on the Advances, extensions of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing, and other Obligations arising under the Loan Documents, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Advances, extensions of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing, and Obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Notwithstanding the foregoing, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be.  Each Cash Management Bank or Hedge Bank not a party to the Credit Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article VIII hereof for itself and its Affiliates as if a “Lender” party hereto.

ARTICLE VII
THE ADMINISTRATIVE AGENT AND COLLATERAL AGENT

SECTION 7.01     Agency Provisions.  Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.  In its capacity, the Collateral Agent is a “representative” of the Secured Parties within the meaning of the term “secured party” as defined in the New York UCC.  The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Hedge Bank and a potential Cash Management Bank) hereby

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irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto.  In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to this Section 7.01 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article VII and Article VIII, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Administrative Agent and the Collateral Agent to execute any and all documents (including releases) with respect to the Collateral (including each Intercreditor Agreement and any amendment, supplement, modification or joinder with respect thereto) and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by the Administrative Agent shall bind the Lenders.  Each Lender agrees that no Secured Party (other than the Collateral Agent) shall have the right individually to seek to realize upon the security granted by any Collateral Document, it being understood and agreed that such rights and remedies may be exercised solely by the Collateral Agent for the benefit of the Secured Parties upon the terms of the Collateral Documents.  Upon any sale or transfer of assets constituting Collateral which is permitted pursuant to the terms of any Loan Document, or consented to in writing by the Required Lenders or all of the Lenders, as applicable, and upon at least five (5) Business Days’ prior written request by the Borrower to the Administrative Agent, the Administrative Agent or the Collateral Agent, as applicable, shall (and are hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Collateral Agent for the benefit of the Secured Parties herein or pursuant hereto upon the Collateral that was sold or transferred; provided,  however, that (i) the Administrative Agent or the Collateral Agent shall not be required to execute any such document on terms which, in the Administrative Agent’s or the Collateral Agent’s opinion, would expose the Administrative Agent or the Collateral Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of the Borrower or any Subsidiary in respect of all interests retained by the Borrower or any Subsidiary, including (without limitation) the proceeds of the sale, all of which shall continue to constitute part of the Collateral.

The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein.  Without limiting the generality of the foregoing, (a) the Administrative

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Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing as directed by the Required Lenders or the Required Revolving Credit Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 8.01) and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as the Administrative Agent or any of its Affiliates in any capacity.  The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or the Required Revolving Credit Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 8.01) or in the absence of its own gross negligence or willful misconduct.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or the Collateral Agent, as applicable.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties.  The exculpatory provisions of this Article VII shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent.

Subject to the appointment and acceptance of a successor Administrative Agent or Collateral Agent, as applicable, as provided in this paragraph, the Administrative Agent or the Collateral Agent, may resign at any time by notifying the Lenders and the Borrower.  If the Person serving as Administrative Agent or Collateral Agent, is a Defaulting Lender pursuant to clause (d)

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of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent or Collateral Agent.  Upon any such resignation or removal, the Required Lenders shall have the right, in consultation with and, unless an Event of Default shall have occurred and be continuing, the consent (which consent will not be unreasonably withheld or delayed) of the Borrower, to appoint a successor that is a bank (with combined capital and surplus of at least $500,000,000).  If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the Required Lenders give notice of removal or the retiring Administrative Agent or Collateral Agent, gives notice of its resignation, as the case may be, then such removal shall nonetheless become effective in accordance with such notice at the end of such 30-day period or the retiring Administrative Agent or the Collateral Agent, may, on behalf of the Lenders and in consultation with and, unless an Event of Default shall have occurred and be continuing, the consent (which consent will not be unreasonably withheld or delayed) of the Borrower, appoint a successor Administrative Agent or Collateral Agent, which shall be a bank (with combined capital and surplus of at least $500,000,000) with an office in New York, New York, or an Affiliate of any such bank (with combined capital and surplus of at least $500,000,000), respectively.  Upon the acceptance of its appointment as Administrative Agent or Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent or Collateral Agent, and the retiring or removed Administrative Agent or Collateral Agent, shall be discharged from its duties and obligations hereunder.  The fees payable by the Borrower to a successor Administrative Agent or Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  After the Administrative Agent’s or the Collateral Agent’s resignation or removal hereunder, the provisions of this Article VII and Section 8.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as the Administrative Agent or Collateral Agent.

Each Lender acknowledges and agrees that the extensions of credit made hereunder are commercial loans and letters of credit and not investments in a business enterprise or securities.  Each Lender further represents that it is engaged in making, acquiring or holding commercial loans in the ordinary course of its business and has, independently and without reliance upon the Administrative Agent, the Joint Lead Arrangers or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Advances hereunder.  Each Lender shall, independently and without reliance upon the Administrative Agent, the Joint Lead Arrangers or any other Lender and based on such documents and information (which may contain material, non-public information within the meaning of the securities laws of the United States of America concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder and in deciding whether or to the extent to which it will continue as a lender or assign or otherwise transfer its rights, interests and obligations hereunder.

No Person identified on the cover page to this Agreement as a “Joint Lead Arranger”, “Joint Bookrunner”, “Syndication Agent” or “Documentation Agent” shall have any

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right, power, obligation, liability, responsibility or duty under this Agreement except in their capacity, if any, as Lenders, Swing Line Banks or Issuing Banks hereunder.  Without limiting the foregoing, no Person identified on the cover page to this Agreement as a “Joint Lead Arranger”, “Joint Bookrunner”, “Syndication Agent” or “Documentation Agent” shall have or be deemed to have any fiduciary duty to or fiduciary relationship with any Lender, Swing Line Bank or Issuing Bank.

SECTION 7.02     Indemnification.  (a) Each Lender severally agrees to indemnify the Administrative Agent and the Collateral Agent (to the extent not promptly reimbursed by the Borrower) from and against such Lender’s ratable share (determined as of the date the event or circumstance giving rise to such Indemnified Cost occurred as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent and the Collateral Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Administrative Agent and the Collateral Agent under the Loan Documents (collectively, the “Indemnified Costs”); provided,  however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s and the Collateral Agent’s gross negligence, willful misconduct or unlawful acts as found in a final, non-appealable judgment by a court of competent jurisdiction.  Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent and the Collateral Agent promptly upon demand for their ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 8.04, to the extent that the Administrative Agent and the Collateral Agent are not promptly reimbursed for such costs and expenses by the Borrower.  In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 7.02(a) applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person.

(b)     Each Lender severally agrees to indemnify each Issuing Bank (to the extent not promptly reimbursed by the Borrower) from and against such Lender’s ratable share (determined as of the date the event or circumstance giving rise to such Indemnified Cost occurred as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Issuing Bank in any way relating to or arising out of the Loan Documents or any action taken or omitted by such Issuing Bank under the Loan Documents; provided,  however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Issuing Bank’s gross negligence, willful misconduct or unlawful acts as found in a final, non-appealable judgment by a court of competent jurisdiction.  Without limitation of the foregoing, each Lender agrees to reimburse such Issuing Bank promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 8.04, to the extent that such Issuing Bank is not promptly reimbursed for such costs and expenses by the Borrower.

(c)     For purposes of this Section 7.02, the Lenders’ respective ratable shares of any amount shall be determined, at any time, according to the sum of (i) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lenders, (ii) their

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respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time and (iii) their respective Unused Revolving Credit Commitments at such time; provided that the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and of Letter of Credit Advances owing to any Issuing Bank shall be considered to be owed to the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments.  The failure of any Lender to reimburse the Administrative Agent, the Collateral Agent or any Issuing Bank, as the case may be, promptly upon demand for its ratable share of any amount required to be paid by the Lenders to the Administrative Agent, the Collateral Agent or such Issuing Bank, as the case may be, as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse the Administrative Agent, the Collateral Agent or such Issuing Bank, as the case may be, for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse the Administrative Agent, the Collateral Agent or such Issuing Bank, as the case may be, for such other Lender’s ratable share of such amount.  Without prejudice to the survival of any other agreement of any Lender hereunder, the agreement and obligations of each Lender contained in this Section 7.02 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

SECTION 7.03     Collateral and Guaranty Matters.  Each of the Lenders (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank) irrevocably authorizes the Administrative Agent and the Collateral Agent to:

(a)     release any Lien on any property granted to or held by the Collateral Agent under any Loan Document, and to release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty, in each case:

(i)     upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations not yet due and payable) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the applicable Issuing Banks shall have been made),

(ii)     upon the sale, conveyance or transfer of all of the Capital Stock of a Subsidiary Guarantor that is (A) permitted pursuant to Section 5.02 without the consent of the Required Lenders or (B) if not permitted without such consent, effected after obtaining the consent of the Required Lenders, or

(iii)     if approved, authorized or ratified in writing in accordance with Section 8.01;

(b)     release any Lien on any property (or any part thereof) granted to or held by the Collateral Agent under any Loan Document that is disposed of or to be disposed of as part of or in connection with any disposition permitted hereunder, including, without limitation, a transaction permitted by Section 5.02(e)(iii), or under any other Loan Document (other than to a Loan Party);

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(c)     release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty and the Collateral Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder;

(d)     subordinate any Lien on any property granted to or held by the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 5.02(a);

(e)     release any Excluded Assets or Excluded Property from the Lien of the Collateral Documents which may be encumbered thereby;

(f)     (x) release any Lien on any property granted to or held by the Collateral Agent under any Loan Document with the consent of the Required Lenders and (y) to release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty in accordance with Section 8.01,  provided, the Collateral Agent shall not, unless approved in a writing signed by all of the Lenders (other than any Lender that is, at such time, a Defaulting Lender) (i) release all or substantially all of the Collateral in any transaction or series of related transactions, or (ii) release all or substantially all of the value of the Subsidiary Guaranty, except to the extent such release is otherwise permitted pursuant to this Section 7.03 (in which case such release may be made by the Collateral Agent acting alone); and

(g)     take such other actions or refrain from taking actions (including those listed above) under the Intercreditor Agreement as are approved, authorized or ratified in writing in accordance with Section 8.01.

Upon request by the Collateral Agent at any time, the Required Lenders will confirm in writing the Collateral Agent’s authority to release or subordinate its interest in particular types or items of property or to release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty pursuant to this Section 7.03.  In each case as specified in this Section 7.03, the Administrative Agent or the Collateral Agent, as applicable, will, at the Borrower’s expense and upon receipt of any certifications reasonably requested by the Administrative Agent or the Collateral Agent in connection therewith, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Subsidiary Guarantor from its obligations under the Subsidiary Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 7.03.

The Administrative Agent and the Collateral Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Collateral Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

No Lender consent is required for the Collateral Agent to enter into or to effect any amendment, modification or supplement to any Intercreditor Agreement or other intercreditor

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agreement or arrangement permitted under this Agreement or in any document pertaining to any indebtedness permitted hereby that is permitted to be secured by the Collateral, including any Permitted Junior Refinancing Debt or Debt permitted under Section 5.02(b)(i)(D)(ii), for the purpose of adding the holders of such Debt (or their Representative) as a party thereto and otherwise causing such Debt to be subject thereto, in each case as contemplated by the terms of such Intercreditor Agreement or such other intercreditor agreement or arrangement permitted under this Agreement, as applicable (it being understood that any such amendment or supplement may make such other changes to the applicable intercreditor agreement as, in the good faith determination of the Collateral Agent are required to effectuate the foregoing and provided that such other changes are not adverse, in any material respect (taken as a whole), to the interests of the Lenders); provided,  further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Collateral Agent hereunder or under any other Loan Document without the prior written consent of the Collateral Agent.

SECTION 7.04     Secured Cash Management Agreements and Secured Hedge Agreements.  No Cash Management Bank or Hedge Bank that obtains the benefits of the Subsidiary Guaranty or any Collateral by virtue of the provisions hereof or of the Subsidiary Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents.  Notwithstanding any other provision of this Article VII to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such agreements prior to the time of application of the proceeds described above, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be.

The Cash Management Banks and Hedge Banks hereby authorize the Collateral Agent to enter into any Intercreditor Agreement or any other intercreditor agreement permitted under this Agreement, and any amendment, modification, supplement or joinder with respect thereto, and any such intercreditor agreement is binding upon the Cash Management Banks and the Hedge Banks.

SECTION 7.05     Intercreditor Agreements.  Each Lender hereunder (a) agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreements and (b) authorizes and instructs the Administrative Agent to enter into the Intercreditor Agreements as the Administrative Agent and to appoint JPMorgan Chase Bank, N.A. as the Collateral Agent thereunder on behalf of such Lender.  In the event of any conflict or inconsistency between the provisions of any Intercreditor Agreement and this Agreement, the provisions of such Intercreditor Agreement shall control.

SECTION 7.06     Credit Bidding.  The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such

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manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Federal Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Federal Bankruptcy Code, or any similar laws in any other jurisdictions, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law.  In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for  the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase).  In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 8.01 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership, limited partnership interests or membership interests, in any such acquisition vehicle  and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.  Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

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ARTICLE VIII
MISCELLANEOUS

SECTION 8.01     Amendments, Etc.  Except as otherwise contemplated by Section 8.07 and the Subsidiary Guaranty, no amendment or waiver of any provision of this Agreement or the Notes or any other Loan Document, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed (or, in the case of the Subsidiary Guaranty, consented to) by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided,  however, that (a) no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders (other than any Lender that is, at such time, a Defaulting Lender, except for clause (v) hereof), do any of the following at any time:  (i) waive any of the conditions specified in Section 3.01 or, in the case of the initial Borrowing, Section 3.02, (ii) change the number of Lenders or the percentage of (A) the Commitments, (B) the aggregate unpaid principal amount of the Advances or (C) the aggregate Available Amount of outstanding Letters of Credit that, in each case, shall be required for the Lenders of any of them to take any action hereunder, (iii) reduce or limit the obligations of any Subsidiary Guarantor under Section 1 of the Subsidiary Guaranty issued by it or release such Subsidiary Guarantor or otherwise limit such Subsidiary Guarantor’s liability with respect to the Obligations owing to the Administrative Agent and the Lenders, (iv) amend Section 2.13, (v) amend this Section 8.01, and (b) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender that is directly affected by such amendment, waiver or consent, (i) increase the Commitments of such Lender, (ii) reduce the principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender, (iii) postpone any date fixed for any payment of principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender or (iv) change the order of application of any prepayment set forth in Section 2.06 in any manner that materially affects such Lender; provided further that no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Bank or each Issuing Bank, as the case may be, in addition to the Lenders required above to take such action, affect the rights or obligations of the Swing Line Bank or of the Issuing Banks, as the case may be, under this Agreement; and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or the other Loan Documents.

SECTION 8.02     Notices, Etc.  (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 8.02(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i)     if to the Borrower, to it at 1717 South Boulder Avenue, Tulsa, Oklahoma 74119, Attention of Cary P. Marshall (Telecopy No. (918) 295-7361);

(ii)     if to the Administrative Agent, to JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 500 Stanton Christiana Road, NCC2, Floor 03, Newark, DE, 19713-2107, United States, Attention of James Campbell (Telecopy No.

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302-634-1417), with a copy to JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179, Attention of James Schender (Telecopy No. 212-270-5100);

(iii)     if to the Collateral Agent, to JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 1111 Fannin, 8th Floor, Houston, Texas 77002, Attention of Shadia Folahan (Telecopy No. 713-427-6307), with a copy to JPMorgan Chase Bank, N.A.,  383 Madison Avenue, New York, New York 10179, Attention of James Schender (Telecopy No. 212-270-5100);

(iv)     if to JPMorgan, as an Issuing Bank, to it at JPMorgan Chase Bank, N.A., 10420 Highland Manor Drive, 4th Floor, Tampa, Florida 33610-9120, Attention:  Global Trade Services (Telecopy No. 813-432-5161), with a copy to JPMorgan Chase Bank, N.A., 500 Stanton Christiana Road, Ops Building 2, 3rd Floor, Newark, DE 19713-2107, Attention:  James Campbell (Telecopy No. 302-634-1417);

(v)     if to Wells Fargo Bank, as an Issuing Bank, to it at Wells Fargo Bank N.A., U.S. Trade Services, Standby Letters of Credit, MAC D4004-017, 401 North Research Parkway, 1st Floor, Winston-Salem, NC, 27101 or Wells Fargo Bank N.A., U.S. Trade Services, Standby Letters of Credit, MAC A0283-023, 794 Davis Street, 2nd Floor, San Leandro, CA, 94577-6922;

(vi)     if to BOKF, as an Issuing Bank, to it at BOKF, NA dba Bank of Oklahoma, One Williams Center, Plaza Level, Tulsa, OK 74172, Attention: International Dept (Telephone No. 918-588-6601; E-mail: tradefinance@bokf.com);

(vii)     if to the Swing Line Bank, to it at JPMorgan Chase Bank, N.A., 500 Stanton Christiana Road, Ops Building 2, 3rd Floor, Newark, DE 19713-2107, Attention:  James Campbell (Telecopy No. 302-634-1417); and

(viii)     if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

(b)     Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender.  The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided,  further, that approval of such procedures may be limited to particular notices or communications.

(c)     Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

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SECTION 8.03     No Waiver; Remedies.  No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note or any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 8.04     Costs and Expenses.  (a) The Borrower agrees to pay on demand (i) all reasonable costs and expenses of the Administrative Agent, the Collateral Agent, the Joint Lead Arrangers and their Affiliates in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all reasonable due diligence, collateral review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and expenses of one firm of counsel to the Administrative Agent with respect thereto, with respect to advising the Administrative Agent as to their rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors’ rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of the Administrative Agent and each Lender in connection with the enforcement of the Loan Documents after an Event of Default, whether in any action, suit or litigation, or any bankruptcy, insolvency or other similar proceeding affecting creditors’ rights generally (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and each Lender with respect thereto).  Notwithstanding anything to the contrary in the foregoing, the Borrower will not be obligated to pay any allocated overhead costs of the Administrative Agent, the Joint Lead Arrangers or any of their Affiliates.

(b)     The Borrower agrees to indemnify, defend and save and hold harmless the Administrative Agent, the Collateral Agent, each Joint Lead Arranger, each Lender and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities, penalties and expenses (including, without limitation, reasonable fees and expenses of counsel, but excluding allocated overhead cost of the Administrative Agent, the Joint Lead Arrangers and the Lenders and their Affiliates) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (i) the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Transaction Documents or any of the transactions contemplated thereby, or (ii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, except in each case to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence, willful misconduct or unlawful acts.  In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 8.04(b) applies, such indemnity shall be effective whether

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or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party, whether or not any Indemnified Party is otherwise a party thereto and whether or not the Transaction is consummated.  The Borrower also agrees not to assert any claim against the Administrative Agent, any Joint Lead Arranger, any Lender or any of their Affiliates, or any of their respective officers, directors, employees, agents and advisors, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Transaction Documents or any of the transactions contemplated by the Transaction Documents.

(c)     (i)  If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of (A) a payment or Conversion pursuant to Section 2.06,  2.09(b)(i) or 2.10(d), (B) acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, or by an Eligible Assignee to a Lender other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to  Section 8.07 as a result of a demand by the Borrower or (C) if the Borrower fails to make any payment or prepayment of an Advance for which a notice of prepayment has been given or that is otherwise required to be made or fails to continue an Advance for which notice of the same has been given, whether pursuant to Section 2.04,  2.06 or 6.01 or otherwise, or (ii) the Borrower fails to fulfill the applicable conditions set forth in Article III on or before the date specified in any Notice of Borrowing for such Borrowing delivered pursuant to Section 2.02, the Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion or such failure to pay or prepay or borrow, as the case may be, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance, all of which losses, costs and expenses shall be an amount equal to the excess, if any, of (A) the amount of interest that would have accrued on the principal amount of such Advance had such event not occurred at the Eurodollar Rate that would have been applicable to such Advance for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, continue or Convert, for the period that would have been the Interest Period for such Advance), over (B) the amount of interest that would accrue on such principal amount for such period at the interest rate which such Lender would bid, were it to bid at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market.  A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 8.04, and the basis therefor, shall be delivered to the Borrower and shall be conclusive and binding for all purposes, absent manifest error.

(d)     If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, reasonable fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent or any Lender, in its sole discretion.

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(e)     Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Borrower contained in Sections 2.10 and 2.12 and this Section 8.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.

SECTION 8.05     Right of Set-off.  Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, the Administrative Agent and each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent, such Lender or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower under the Loan Documents now or hereafter existing, irrespective of whether the Administrative Agent or such Lender shall have made any demand under this Agreement or such Note or Notes and although such Obligations may be unmatured.  Each of the Administrative Agent and each Lender agrees promptly to notify the Borrower after any such set-off and application; provided,  however, that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the Administrative Agent and each Lender and their respective Affiliates under this Section 8.05 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Administrative Agent, such Lender and their respective Affiliates may have.

SECTION 8.06     Binding Effect.  This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent and the Administrative Agent shall have been notified by each Extending Lender that such Extending Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and their respective successors and assigns permitted hereby.

SECTION 8.07     Assignments and Participations.  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 8.07.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in Section 8.07(c)) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)     (i) Subject to the conditions set forth in Section 8.07(b)(ii), any Lender may assign to one or more Persons (other than an Ineligible Assignee) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Advances

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at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A)     the Borrower; provided that the Borrower shall be deemed to have consented to an assignment unless it shall have objected thereto by written notice to the Administrative Agent within five Business Days after having received notice thereof; provided,  further, that no consent of the Borrower shall be required (I) for an assignment to a Lender or an Affiliate of a Lender, (II) for an assignment of all or any portion of any Term Advance or (III) if an Event of Default has occurred and is continuing, any other assignee;

(B)     the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment (I) to a Lender or an Affiliate of a Lender or (II) of all or any portion of any Term Advance; and

(C)     each Issuing Bank and the Swing Line Bank; provided that no such consent shall be required for an assignment of all or any portion of any Term Advance.

(ii)     Assignments shall be subject to the following additional conditions:

(A)     except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the applicable Commitment or Advances of the assigning Lender, the amount of the Commitment or the Advances of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than the lesser of $5,000,000 and 5% of the aggregate amount of the applicable Commitment that is the subject of such assignment or, in the case of Term Advances, not less than $1,000,000, unless each of the Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

(B)     each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this clause (B) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis, except that any assignment under the Revolving Credit Facility shall include a proportionate assignment under the Swing Line Facility, if applicable;

(C)     the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and

(D)     the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee

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designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the Loan Parties and their respective Related Parties or their respective Securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

(iii)     Subject to acceptance and recording thereof pursuant to Section 8.07(b)(iv), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.10,  2.12 and 8.04).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 8.07 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 8.07(c).

(iv)     The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest) of the Advances and L/C Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v)     Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in this Section 8.07(b)(i) and any written consent to such assignment required by this Section 8.07(b)(i), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed (A) to make any payment required to be made by it in connection with liabilities then owed to the Administrative Agent, each Issuing Bank, the Swing Line Bank and each other Lender hereunder (including interest accrued thereon) and (B) acquire (and fund as appropriate) its full pro rata share of all Advances and participations in Letters of Credit and Swing Line Advances

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in accordance with its Pro Rata Share, the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 8.07(b)(v).

(c)     Any Lender may, without the consent of the Borrower, the Administrative Agent, any Issuing Bank or the Swing Line Bank, sell participations to one or more banks or other entities (a “Participant”), other than an Ineligible Assignee, in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Advances owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, each Issuing Bank (as applicable) and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case, to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case, to the extent subject to such participation.  The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.10,  2.12 and 8.04(c) (subject to the requirements and limitations therein, including the requirements under Section 2.12(e) (it being understood that the documentation required under Section 2.12(e) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 8.07(b);  provided that such Participant (A) agrees to be subject to the provisions of Section 2.17 as if it were an assignee under Section 8.07(b) and (B) shall not be entitled to receive any greater payment under Section 2.10 or 2.12, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law (subject to Section 2.10(e)) that occurs after the Participant acquired the applicable participation.  Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.17(b) with respect to any Participant.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 8.05 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender.  Each Participant acknowledges and agrees to be bound by the terms and provisions of any Intercreditor Agreement to the same extent and with the same effect as if such Participant were a Lender hereunder.  Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Advances or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Advances,

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Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitments, Advances, Letters of Credit or other obligations are in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d)     Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 8.07 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

SECTION 8.08     Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier or other electronic transmission shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 8.09     No Liability of the Issuing Banks.  The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit.  Neither any Issuing Bank nor any of its officers or directors shall be liable or responsible for:  (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by such Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrower shall have a claim against such Issuing Bank, and such Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower or any of its Subsidiaries that the Borrower proves were caused by (i) such Issuing Bank’s willful misconduct or gross negligence as determined in a final, non-appealable judgment by a court of competent jurisdiction in determining whether documents presented under any Letter of Credit comply with the terms of such Letter of Credit or (ii) such Issuing Bank’s willful failure to make lawful payment under any Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of such Letter of Credit.  In furtherance and not in limitation of the foregoing, such Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

SECTION 8.10     Confidentiality.  Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below) and not

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disclose such Information to any other Person, except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the enforcement of rights hereunder or under any other Loan Document in any legal proceeding, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective party (or its managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives who have a reason to know such Information) to any swap or derivative or similar transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (iii) any rating agency, or (iv) the CUSIP Service Bureau or any similar organization, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section  or (ii) becomes available to the Administrative Agent, any Lender, or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower under circumstances in which the recipient has no knowledge that such source is breaching any obligation of confidentiality.

For purposes of this Section, “Information” means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry;  provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential or is such that a reasonably prudent person engaged in the practice of making or maintaining syndicated loans should know that such information constitutes confidential or proprietary information of the Borrower or any of its Subsidiaries.

SECTION 8.11     Jurisdiction, Etc.  (a) The Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, any Issuing Bank, any Cash Management Bank, any Hedge Bank or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such  courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action, litigation or

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proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender or any Issuing Bank may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or any other Loan Party or its properties in the courts of any jurisdiction.

(b)     Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or Federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

SECTION 8.12     Governing Law.  This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 8.13     Non-Recourse to the General Partner and Associated Persons.  Each of the Administrative Agent, Collateral Agent and each Lender agrees on behalf of itself and its successors, assigns and legal representatives, that neither the General Partner, the Special General Partner nor any Person (other than the Loan Parties) which is a partner, shareholder, member, owner, officer, director, supervisor, trustee or other principal (collectively, “Associated Persons”) of the Borrower, the General Partner, the Special General Partner or a Subsidiary Guarantor, or any of their respective successors or assigns, shall have any personal liability for the payment or performance of any of the Borrower s obligations hereunder or under any of the Notes and no monetary or other judgment shall be sought or enforced against the General Partner, the Special General Partner or any of such Associated Persons or any of their respective successors or assigns.  Notwithstanding the foregoing, neither the Administrative Agent nor any Lender shall be deemed barred by this Section 8.13 from asserting any claim against any Person based upon an allegation of fraud or misrepresentation.

SECTION 8.14     Patriot Act Notice.  Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56, signed into law October 26, 2001 (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Patriot Act.  The Borrower shall provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Administrative Agent or any Lender in order to assist the Administrative Agent and the Lenders in maintaining compliance with the Patriot Act.

SECTION 8.15     Entire Agreement.  This Agreement and the other Loan Documents  constitute the entire agreement between the parties with respect to the subject matter hereof, and any other agreement, statement, understanding, representation or warranty, whether

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oral or written, made or entered into prior to the date hereof with respect to the subject matter hereof (other than the Fee Letters, the Intercreditor Agreement and any Letter of Credit Agreement in respect of a Letter of Credit issued prior to the date hereof and that remains outstanding, all of which shall survive in full force and effect the execution and delivery hereof) is superseded by this Agreement and the other Loan Documents.

SECTION 8.16     Waiver of Conflicts; No Fiduciary Duty.  In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that:  (a) (i) no fiduciary, advisory or agency relationship between the Borrower and its Subsidiaries, on the one hand, and the Administrative Agent or any Lender, on the other hand, is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether the Administrative Agent or any Lender has advised or is advising the Borrower or any Subsidiary on other matters; (ii) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Lenders are arm’s-length commercial transactions between the Borrower and its Subsidiaries, on the one hand, and the Administrative Agent and the Lenders, on the other hand; (iii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate; and (iv) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b) (i) the Administrative Agent and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Subsidiaries, or any other Person; (ii) neither the Administrative Agent nor the Lenders has any obligation to the Borrower or any of its Subsidiaries with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and its Subsidiaries, and neither the Administrative Agent nor the Lenders has any obligation to disclose any of such interests to the Borrower or its Subsidiaries.  To the fullest extent permitted by law, the Borrower hereby agrees not to assert any potential claims that it may have against the Administrative Agent and the Lenders with respect to any alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

SECTION 8.17     Acknowledgment and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)     the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

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(b)     the effects of any Bail-In Action on any such liability, including, if applicable:

(i)     a reduction in full or in part or cancellation of any such liability;

(ii)     a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)     the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

[Remainder of the page intentionally left blank]

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SECTION 8.18     WAIVER OF JURY TRIAL.  EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE LENDERS IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE ADVANCES, THE LETTERS OF CREDIT OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

By:	ALLIANCE RESOURCE MANAGEMENT GP, LLC, its Managing General Partner

By:	/s/ Cary P. Marshall
Name: Cary P. Marshall
Title: Vice President-Corporate Finance and
Treasurer

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Fourth Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank, Swing Line Bank and Lender

By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

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[Signature Page]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Issuing Bank and Lender

By:	/s/ Jeffrey Cobb
Name: Jeffrey Cobb
Title: Director

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[Signature Page]

CITIBANK, N.A.,
as Lender

By:	/s/ John Tucker
Name: John Tucker
Title: Vice President

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[Signature Page]

BOKF, NA DBA BANK OF OKLAHOMA,
as Issuing Bank and Lender

By:	/s/ Stevens E. Warrick
Name: Stevens E. Warrick
Title: Senior Vice President

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[Signature Page]

BRANCH BANKING AND TRUST COMPANY,
as Lender

By:	/s/ Max N Greer III
Name: Max N Greer III
Title: Senior Vice President

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[Signature Page]

MABREY BANK,
as Lender

By:	/s/ Matthew Hill
Name: Matthew Hill
Title: Vice President

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[Signature Page]

FIFTH THIRD BANK,
as Lender

By:	/s/ Christopher Mosley
Name: Christopher Mosley
Title: Vice President

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[Signature Page]

PLANTERS BANK, INC.
as Lender

By:	/s/ Leigh Durden
Name: Leigh Durden
Title: Senior Vice President

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[Signature Page]

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Mahir J. Desai
Name: Mahir J. Desai
Title: Assistant Vice President

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[Signature Page]

CENTRAL BANK & TRUST CO.,
as Lender

By:	/s/ Mark R. Kaufmann
Name: Mark R. Kaufmann
Title: Senior Vice President

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[Signature Page]

GOLDMAN SACHS BANK USA,
as Lender

By:	/s/ Josh Rosenthal
Name: Josh Rosenthal
Title: Authorized Signatory

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[Signature Page]

STIFEL BANK & TRUST,
as Lender

By:	/s/ John H. Phillips
Name: John H. Phillips
Title: Executive Vice President

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[Signature Page]

SUMITOMO MITSUI BANKING CORPORATION,
as Lender

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

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[Signature Page]

UMB BANK, N.A.,
as Lender

By:	/s/ S. Scott Heady
S. Scott Heady, Senior Vice President

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[Signature Page]

ARVEST BANK,
as Lender

By:	/s/ Robert E. Bresnahan
Name: Robert E. Bresnahan
Title: Assistant Vice President

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[Signature Page]

SCHEDULES TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of January 27, 2017

Alliance Resource Operating Partners, L.P.

as Borrower

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule I

Commitments

Name of Lender	Term	Revolving Credit Commitment		Letter of Credit	Swing Line
	Commitment as of May 23, 2012	Extending Lender	Non- Extending Lender	Commitment	Commitment
JPMorgan Chase Bank, N.A.	$19,500,000.00	$53,000,000		$51,250,000.00	$15,000,000.00
Wells Fargo Bank, National Association	$19,500,000.00	$53,000,000		$51,250,000.00
Citibank, N.A.	$19,500,000.00	$53,000,000
Branch Banking and Trust Company	$19,000,000.00	$51,500,000
Bokf, NA DBA Bank of Oklahoma	$19,000,000.00	$51,500,000		$22,500,000.00
Fifth Third Bank	$19,000,000.00	$40,000,000	$11,500,000
PNC Bank, National Association	$13,000,000.00	$37,000,000
Goldman Sachs Bank USA	$7,750,000.00	$27,250,000
Sumitomo Mitsui Banking Corporation	$6,500,000.00	$25,000,000
Planters Bank		$20,000,000
UMB Bank, n.a.	$6,500,000.00	$18,500,000
Central Bank		$15,000,000
Stifel Bank & Trust		$15,000,000
Arvest Bank		$15,000,000
Mabrey Bank		$5,000,000
Compass Bank dba BBVA Compass	$19,000,000.00		$51,500,000.00
Union Bank, N.A.	$19,000,000.00		$51,500,000.00
U.S. Bank National Association	$13,000,000.00		$37,000,000.00
Comerica Bank	$7,750,000.00		$27,250,000.00
Royal Bank of Canada	$6,500,000.00		$18,500,000.00
Sovereign Bank, N.A.	$6,500,000.00		$18,500,000.00
Land Bank of Taiwan, New York Branch	$5,500,000.00		$14,500,000.00

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Mega International Commercial Bank Co., Ltd. New York Branch	$5,000,000.00		$15,000,000.00
Chang Hwa Commercial Bank, Ltd., LA Branch	$4,000,000.00		$11,000,000.00
E.Sun Commercial Bank, Ltd., Los Angeles Branch	$4,000,000.00		$11,000,000.00
First Commercial Bank, Ltd., Los Angeles Branch	$4,000,000.00		$11,000,000.00
Taiwan Cooperative Bank, Los Angeles Branch	$4,000,000.00		$11,000,000.00
Hua Nan Commercial Bank, Ltd. NY Agency	$2,500,000.00		$7,500,000.00
Total	$250,000,000.00	$479,750,000.00	$296,750,000	$125,000,000.00	$15,000,000.00

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule II

Subsidiary Guarantors

1.	Alliance Coal, LLC
2.	Alliance Design Group, LLC
3.	Alliance Land, LLC
4.	Alliance Properties, LLC
5.	Backbone Mountain, LLC
6.	CR Services, LLC
7.	CR Machine Shop, LLC
8.	Excel Mining, LLC
9.	Gibson County Coal, LLC
10.	Hamilton County Coal, LLC
11.	White Oak Resources LLC
12.	Hopkins County Coal, LLC
13.	MC Mining, LLC
14.	Mid-America Carbonates, LLC
15.	Mettiki Coal, LLC
16.	Mettiki Coal (WV), LLC
17.	Mt. Vernon Transfer Terminal, LLC
18.	Penn Ridge Coal, LLC
19.	Pontiki Coal, LLC
20.	River View Coal, LLC
21.	Rough Creek Mining, LLC
22.	Sebree Mining, LLC
23.	Steamport, LLC
24.	Tunnel Ridge, LLC
25.	Warrior Coal, LLC
26.	Webster County Coal, LLC
27.	White County Coal, LLC
28.	Alliance Service, Inc.
29.	Matrix Design Group, LLC
30.	Matrix Design International, LLC
31.	Alliance Resource Properties, LLC
32.	Alliance WOR Properties, LLC
33.	WOR Land 6, LLC
34.	ARP Sebree, LLC
35.	ARP Sebree South, LLC
36.	UC Coal, LLC
37.	UC Mining, LLC
38.	UC Processing, LLC
39.	Alliance Minerals, LLC

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule III

Existing Letters of Credit

Letter of Credit No.	Letter of Credit Applicant	Issuing Bank	Beneficiary	Available Amount of Letter of Credit	Renewal Date

OK-241928	Alliance Resource Operating Partners, L.P.	Bank of Oklahoma	Travelers Casualty and Surety Company	$3,898,350.00	4/23/2017
OK-13SDF07759	Alliance Resource Operating Partners, L.P.	Bank of Oklahoma	Ace American Insurance Company	$1,220,925.75	4/23/2017

		Total Bank of Oklahoma		$5,119,275.75

827870	Alliance Resource Operating Partners, L.P.	JPMorgan Chase Bank, N.A.	Old Republic Insurance Company	$3,000,000.00	4/23/2017
S-224272	Alliance Resource Operating Partners, L.P.	JPMorgan Chase Bank, N.A.	American Powernet Management, L.P.	$450,000.00	4/23/2017

		Total JPMorgan Chase, N.A.		$3,450,000.00

		TOTAL		$8,569,275.75

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule 1.01(a)

Excluded Property

Inactive Mining Facilities

1.     Pattiki Mine — Operator: White County Coal, LLC

•     Room and Pillar Mine — 2015 production: 2.4 million tons

•     Preparation Plant — 1,000 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Ceased production in November 2016

•     Located in White County, Illinois

Address(es):

White County Coal, LLC

1525 County Road 1300 North

Carmi, IL  62821

(office, prep plant, loadout)

White County Coal, LLC

1343 County Road 1450 East

Carmi, IL  62821

(portal and warehouse)

2.     Gibson North Mine — Operator: Gibson County Coal, LLC

•     Room and Pillar Mine — 2015 production: 2.2 million tons

•     Preparation Plant — 700 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Idled fourth quarter 2015

•     Located in Gibson County, Indiana

Address(es):

Gibson County Coal, LLC

2579 W Gibson Coal Road

Princeton, IN 47670

(portal 1)

Gibson County Coal, LLC

2076 N. 700 W.

Patoka, IN 47666

(portal 2)

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

3.     Onton Mine — Operator: Sebree Mining, LLC

•     Room and Pillar Mine — 2015 production: 1.8 million tons

•     Preparation Plant — 750 t/p/h throughput capacity

•     Truck and Barge Loading Facilities

•     Idled fourth quarter 2015

•     Located in Webster County, Kentucky

Address(es):

Sebree Mining, LLC

15 New Steamport Rd

Sebree, KY  42455

(office)

Sebree Mining, LLC

3603 SR 370 E

Sebree, KY  42455

(mine facilities)

4.     Elk Creek Mine — Operator: Hopkins County Coal, LLC

•     Room and Pillar Mine — 2015 production: 2.9 million tons

•     Preparation Plant — 1,200 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Ceased production in April 2016, reserves depleted

•     Located in Hopkins County, Kentucky

Address(es):

Hopkins County Coal, LLC

35 Frank Cox Road

Madisonville, KY  42431

(bathhouse and portal)

Hopkins County Coal, LLC

1699 Pond River Colliers Road

Madisonville, KY  42431

(prep plant)

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Closed Mining Facilities

5.     Heritage Facilities — Owner: UC Processing, LLC

•     Closed facilities acquired in 2015; have not been operated by Alliance

•     Facilities include prep plant, overland belt and barge loading facility

Address(es):

UC Processing, LLC

1274 State Route 141 South

Waverly, KY  42462

(prep plant)

UC Processing, LLC

126 Mt. Vernon Road

Uniontown, KY  42461

(barge loadout)

6.     Highland Mine — Owner: UC Mining, LLC

•     Closed facilities acquired in 2015; have not been operated by Alliance

•     Facilities include sealed mine portal and overland belt

Address(es):

UC Mining, LLC

530 Smith Road

Waverly, KY  42462

7.     Dodge Hill Mine — Owner: Rough Creek Mining, LLC

•     Closed facilities acquired in 2015; have not been operated by Alliance

•     Facilities include underground mine and prep plant

Address(es):

Rough Creek Mining, LLC

435 Davis Mine Road

Sturgis, KY  42459

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

8.     Backbone Mountain Mine — Owner: Backbone Mountain, LLC

•     Closed facilities, formerly operated by contract miner

•     Drift mine, sealed in 2013

Address(es):

Backbone Mountain, LLC

King Wildesen Road

Oakland, MD  21550

The following structures and underlying property and contents thereof at active mining facilities:

1.     434 Short Creek Road, Wheeling, WV  26003 (Tunnel Ridge Mine):  Following three buildings located at this address:

a.     Walker Belt Shop:  40’ x 40’ (1,600 sq. ft.) building of steel frame construction with a metal sheet roof.

b.     Walker Slope Overland Belt Bathhouse:  65’ x 45’ (2,925 sq. ft.) building of Conex (like) internal shell construction with block and steel/metal sheet roof.

c.     Building 3 (shelter used for fusing pipe):  12’ x 20’ (240 sq. ft.) shelter of steel frame and sheet metal roof.

2.     Hilltop Road, Morganfield, KY 42437 (River View Mine):  The following building located at this address:

a.     Fresh Water Lake House:  This is a 8’X 20’ (160 sq. ft.) building (converted shipping container).

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule 1.01(b)

Mines and Mining Facilities

Active Mining Facilities

1.     Hamilton Mine — Operator: Hamilton County Coal, LLC

•     Longwall Mine — 2015 production: 5.8 million tons

•     Preparation Plant — 2,000 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Hamilton County, Illinois

Address(es):

Hamilton Mine

Hamilton County Coal, LLC

18033 County Rd. 500 East and County Rd. 1800 N.

(also with an address of 18031 County Rd. 500 East)

Dahlgren, Il. 62828

(office, bathhouse, portal, prep plan and loadout)

2.     Gibson South Mine — Operator: Gibson County Coal, LLC

•     Room and Pillar Mine — 2015 production: 5.1 million tons

•     Preparation Plant — 1,800 t/p/h throughput capacity

•     Truck Loading Facility

•     Access to Rail Loading Facility at Gibson North Mine

•     Located in Gibson County, Indiana

Address(es):

Gibson County Coal, LLC

3455 S. 700 W.

Owensville, IN 47665

(all facilities)

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

3.     River View Mine — Operator: River View Coal, LLC

•     Room and Pillar Mine — 2015 production: 9.1 million tons

•     Preparation Plant — 2,700 t/p/h throughput capacity

•     Barge Loading Facility

•     Located in Union County, Kentucky

Address(es):

River View Coal, LLC

835 State Route 1179

Waverly, KY 42462

(Portal 1)

River View Coal, LLC

4380 State Route 359

Waverly, KY 42462

(Portal 2)

River View Coal, LLC

1741 Hilltop Road

Morganfield, KY 42437

(also with an address of 6660 State Route 360, Union Town, KY 42461)

(training center, prep plant and barge loadout)

4.     Cardinal Mine — Operator: Warrior Coal, LLC

•     Room and Pillar Mine — 2015 production: 4.0 million tons

•     Preparation Plant — 1,200 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Hopkins County, Kentucky

Address(es):

Warrior Coal, LLC

57 J.E. Ellis Road

Madisonville, KY  42431

(41A portal)

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Warrior Coal, LLC

2 Wolf Hollow Road

Manitou, KY 42436

(Hanson portal)

Warrior Coal, LLC

2465 Wolf Hollow Road

Manitou, KY 42436

(Wolf Hollow portal)

Warrior Coal, LLC

2368 Rose Creek Road

Madisonville, KY  42431

(slope)

Warrior Coal, LLC

Columbia Schoolhouse Road

Madisonville, KY  42431

(prep plant and loadout)

5.     Dotiki Mine — Operator: Webster County Coal, LLC

•     Room and Pillar Mine — 2015 production: 4.0 million tons

•     Preparation Plant — 1,800 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Webster County, Kentucky

Address(es):

Webster County Coal, LLC

1758 State Route 874

Clay, KY 42404

(bathhouse)

Webster County Coal, LLC

4611 State Route 270 West

Clay, KY 42404

(slope, prep plant, loadout)

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Webster County Coal, LLC

2668 State Route 120 East

Providence, KY 42450

(idled facilities presently used for storage)

Webster County Coal, LLC

1586 Balls Hill Road

Nebo, KY  42441

(idled facilities presently used for office)

6.     Tunnel Ridge Mine — Operator: Tunnel Ridge, LLC

•     Longwall Mine — 2015 production: 5.6 million tons

•     Preparation Plant — 1,800 t/p/h throughput capacity

•     Barge Loading Facility

•     Located in Ohio County, West Virginia

Address(es):

Tunnel Ridge, LLC

2596 Battle Run Road

Triadelphia, WV  26059

(portal)

Tunnel Ridge

434 Short Creek Road

Wheeling, WV 26003

(slope)

Tunnel Ridge, LLC

1901 Short Creek Road

Wheeling, WV 26003

(prep plant)

Tunnel Ridge, LLC

5725 Warwood Avenue

Wheeling, WV 26003

(barge loadout)

7.     Mountain View Mine — Operators: Mettiki Coal, LLC and Mettiki Coal (WV), LLC

•     Longwall Mine — 2015 production: 2.1 million tons

•     Preparation Plant — 1,350 t/p/h throughput capacity

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

•     Truck and Rail Loading Facilities

•     Located in Garrett County, Maryland and Tucker and Grant Counties, West Virginia

Address(es):

Mettiki Coal, LLC

293 Table Rock Road

Oakland, MD 21550

(main office)

Mettiki Coal, LLC

206 Table Rock Road

Oakland, MD 21550

(prep plant)

Mettiki Coal, LLC

116 Wilson Road

Oakland, MD  21550

(water treatment facility)

Mettiki Coal, LLC

1283 D Portal Road

Oakland, MD  21550

(idled mine facilities)

Mettiki Coal (WV), LLC

180 E Portal Road

Davis, WV  26260

(slope, portal and loadout)

Mettiki Coal (WV), LLC

149 Buffalo Coal Road

Mt. Storm, WV  26739

(portal)

8.     Excel Mine No. 4 — Operator: MC Mining, LLC

•     Room and Pillar Mine — 2015 production: 1.5 million tons

•     Preparation Plant — 1,000 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Pike County, Kentucky

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Address(es):

MC Mining, LLC

State Highway 194 West

Pikeville, KY  41501

(portal, office, prep plant, loadout)

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Inactive Mining Facilities

9.     Pattiki Mine — Operator: White County Coal, LLC

•     Room and Pillar Mine — 2015 production: 2.4 million tons

•     Preparation Plant — 1,000 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Ceased production in November 2016

•     Located in White County, Illinois

Address(es):

White County Coal, LLC

1525 County Road 1300 North

Carmi, IL  62821

(office, prep plant, loadout)

White County Coal, LLC

1343 County Road 1450 East

Carmi, IL  62821

(portal and warehouse)

10.     Gibson North Mine — Operator: Gibson County Coal, LLC

•     Room and Pillar Mine — 2015 production: 2.2 million tons

•     Preparation Plant — 700 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Idled fourth quarter 2015

•     Located in Gibson County, Indiana

Address(es):

Gibson County Coal, LLC

2579 W Gibson Coal Road

Princeton, IN 47670

(portal 1)

Gibson County Coal, LLC

2076 N. 700 W.

Patoka, IN 47666

(portal 2)

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

11.     Onton Mine — Operator: Sebree Mining, LLC

•     Room and Pillar Mine — 2015 production: 1.8 million tons

•     Preparation Plant — 750 t/p/h throughput capacity

•     Truck and Barge Loading Facilities

•     Idled fourth quarter 2015

•     Located in Webster County, Kentucky

Address(es):

Sebree Mining, LLC

15 New Steamport Rd

Sebree, KY  42455

(office)

Sebree Mining, LLC

3603 SR 370 E

Sebree, KY  42455

(mine facilities)

12.     Elk Creek Mine — Operator: Hopkins County Coal, LLC

•     Room and Pillar Mine — 2015 production: 2.9 million tons

•     Preparation Plant — 1,200 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Ceased production in April 2016, reserves depleted

•     Located in Hopkins County, Kentucky

Address(es):

Hopkins County Coal, LLC

35 Frank Cox Road

Madisonville, KY  42431

(bathhouse and portal)

Hopkins County Coal, LLC

1699 Pond River Colliers Road

Madisonville, KY  42431

(prep plant)

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Closed Mining Facilities

13.     Heritage Facilities — Owner: UC Processing, LLC

•     Closed facilities acquired in 2015; have not been operated by Alliance

•     Facilities include prep plant, overland belt and barge loading facility

Address(es):

UC Processing, LLC

1274 State Route 141 South

Waverly, KY  42462

(prep plant)

UC Processing, LLC

126 Mt. Vernon Road

Uniontown, KY  42461

(barge loadout)

14.     Highland Mine — Owner: UC Mining, LLC

•     Closed facilities acquired in 2015; have not been operated by Alliance

•     Facilities include sealed mine portal and overland belt

Address(es):

UC Mining, LLC

530 Smith Road

Waverly, KY  42462

15.     Dodge Hill Mine — Owner: Rough Creek Mining, LLC

•     Closed facilities acquired in 2015; have not been operated by Alliance

•     Facilities include underground mine and prep plant

Address(es):

Rough Creek Mining, LLC

435 Davis Mine Road

Sturgis, KY  42459

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

16.     Backbone Mountain Mine — Owner: Backbone Mountain, LLC

•     Closed facilities, formerly operated by contract miner

•     Drift mine, sealed in 2013

Address(es):

Backbone Mountain, LLC

King Wildesen Road

Oakland, MD  21550

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule 1.01(c)

Mortgaged Property

Active Mining Facilities

1.     Hamilton Mine — Operator: Hamilton County Coal, LLC

•     Longwall Mine — 2015 production: 5.8 million tons

•     Preparation Plant — 2,000 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Hamilton County, Illinois

Address(es):

Hamilton Mine

Hamilton County Coal, LLC

18033 County Rd. 500 East and County Rd. 1800 N.

(also with an address of 18031 County Rd. 500 East)

Dahlgren, Il. 62828

(office, bathhouse, portal, prep plan and loadout)

2.     Gibson South Mine — Operator: Gibson County Coal, LLC

•     Room and Pillar Mine — 2015 production: 5.1 million tons

•     Preparation Plant — 1,800 t/p/h throughput capacity

•     Truck Loading Facility

•     Access to Rail Loading Facility at Gibson North Mine

•     Located in Gibson County, Indiana

Address(es):

Gibson County Coal, LLC

3455 S. 700 W.

Owensville, IN 47665

(all facilities)

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

3.     River View Mine — Operator: River View Coal, LLC

•     Room and Pillar Mine — 2015 production: 9.1 million tons

•     Preparation Plant — 2,700 t/p/h throughput capacity

•     Barge Loading Facility

•     Located in Union County, Kentucky

Address(es):

River View Coal, LLC

835 State Route 1179

Waverly, KY 42462

(Portal 1)

River View Coal, LLC

4380 State Route 359

Waverly, KY 42462

(Portal 2)

River View Coal, LLC

1741 Hilltop Road

Morganfield, KY 42437

(also with an address of 6660 State Route 360, Union Town, KY 42461)

(training center, prep plant and barge loadout)

Except for the excluded building and underlying property located at the River View Mine referenced on Schedule 1.01(a).

4.     Cardinal Mine — Operator: Warrior Coal, LLC

•     Room and Pillar Mine — 2015 production: 4.0 million tons

•     Preparation Plant — 1,200 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Hopkins County, Kentucky

Address(es):

Warrior Coal, LLC

57 J.E. Ellis Road

Madisonville, KY  42431

(41A portal)

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Warrior Coal, LLC

2 Wolf Hollow Road

Manitou, KY 42436

(Hanson portal)

Warrior Coal, LLC

2465 Wolf Hollow Road

Manitou, KY 42436

(Wolf Hollow portal)

Warrior Coal, LLC

2368 Rose Creek Road

Madisonville, KY  42431

(slope)

Warrior Coal, LLC

Columbia Schoolhouse Road

Madisonville, KY  42431

(prep plant and loadout)

5.     Dotiki Mine — Operator: Webster County Coal, LLC

•     Room and Pillar Mine — 2015 production: 4.0 million tons

•     Preparation Plant — 1,800 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Webster County, Kentucky

Address(es):

Webster County Coal, LLC

1758 State Route 874

Clay, KY  42404

(bathhouse)

Webster County Coal, LLC

4611 State Route 270 West

Clay, KY 42404

(slope, prep plant, loadout)

Webster County Coal, LLC

2668 State Route 120 East

Providence, KY 42450

(idled facilities presently used for storage)

Webster County Coal, LLC

1586 Balls Hill Road

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Nebo, KY  42441

(idled facilities presently used for office)

6.     Tunnel Ridge Mine — Operator: Tunnel Ridge, LLC

•     Longwall Mine — 2015 production: 5.6 million tons

•     Preparation Plant — 1,800 t/p/h throughput capacity

•     Barge Loading Facility

•     Located in Ohio County, West Virginia

Address(es):

Tunnel Ridge, LLC

2596 Battle Run Road

Triadelphia, WV  26059

(portal)

Tunnel Ridge

434 Short Creek Road

Wheeling, WV 26003

(slope)

Tunnel Ridge, LLC

1901 Short Creek Road

Wheeling, WV 26003

(prep plant)

Tunnel Ridge, LLC

5725 Warwood Avenue

Wheeling, WV 26003

(barge loadout)

Except for the three excluded buildings and underlying property at the Tunnel Ridge Mine referenced on Schedule 1.01(a).

7.     Mountain View Mine — Operators: Mettiki Coal, LLC and Mettiki Coal (WV), LLC

•     Longwall Mine — 2015 production: 2.1 million tons

•     Preparation Plant — 1,350 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Garrett County, Maryland and Tucker and Grant Counties, West Virginia

Address(es):

Mettiki Coal, LLC

293 Table Rock Road

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Oakland, MD 21550

(main office)

Mettiki Coal, LLC

206 Table Rock Road

Oakland, MD 21550

(prep plant)

Mettiki Coal, LLC

116 Wilson Road

Oakland, MD  21550

(water treatment facility)

Mettiki Coal, LLC

1283 D Portal Road

Oakland, MD  21550

(idled mine facilities)

Mettiki Coal (WV), LLC

180 E Portal Road

Davis, WV  26260

(slope, portal and loadout)

Mettiki Coal (WV), LLC

149 Buffalo Coal Road

Mt. Storm, WV  26739

(portal)

8.     Excel Mine No. 4 — Operator: MC Mining, LLC

•     Room and Pillar Mine — 2015 production: 1.5 million tons

•     Preparation Plant — 1,000 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Pike County, Kentucky

Address(es):

MC Mining, LLC

State Highway 194 West

Pikeville, KY  41501

(portal, office, prep plant, loadout)

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Other

9.     River Terminal — Operator: Mt. Vernon Transfer Terminal, LLC

•     Barge Loading Facility

•     Located on the Ohio River in Posey County, Indiana

Address(es):

Mt. Vernon Transfer Terminal, LLC

3300 Bluff Road

Mt. Vernon, IN  47620

10.     Matrix Design Group Office and Warehouse

•     Located in Warrick County, Indiana

Address(es):

Matrix Design Group, LLC

5721 Prospect Drive

Newburgh, IN  47630

11.     Office Building — Lexington, Kentucky

Address(es):

Alliance Coal, LLC

1146 Monarch Street

Lexington, KY  40513

12.     Rock Dust Mill — Operator: Mid-America Carbonates, LLC

•     Located in Hardin County, Illinois

Address(es):

Mid-America Carbonates, LLC

Route 1, Box 258A

Elizabethtown, IL  62931

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

13.     Roof Bolt Manufacturer — Operator: CR Services, LLC

•     Located in Hopkins County, Kentucky

Address(es):

CR Services, LLC

1699 Pond River Colliers Road

Madisonville, KY  42431

14.     Central Region Shop — Operator: CR Services, LLC

•     Located in Hopkins County, Kentucky

Address(es):

CR Services, LLC

2555 Anton Road

Madisonville, KY  42431

(Central Region Shop)

15.     CR Machine Shop — Operator: CR Machine Shop, LLC

•     Located in Hopkins County, Kentucky

Address(es):

CR Machine Shop, LLC

555 Brown Lane

Madisonville, KY  42431

(fabrication shop)

See attached lists of leases, including Mining Leases and surface leases, of the Mortgaged Property and counties in which located.

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Surface Leases(1)

(1)  The surface leases and subleases marked (“CONSENT REQUIRED FOR ASSIGNMENT”) for the active Mining Facilities and Other Facilities require the consent of the landlord or counterparty thereunder or other parties thereto in order to grant the Liens on the Collateral to the Collateral Agent for the benefit of the Secured Parties and the other secured parties, if any, under the Security Agreement:

Mt. Vernon Transfer Terminal

Lease Agreement dated April 15, 1980, by and between Indiana Port Commission and MAPCO Land Corporation (MAPCO Land Corporation changed its name to MAPCO Coal Land Corporation on September 3, 1996; MAPCO Coal Land Corporation merged into Alliance Properties, LLC effective August 4, 1999), as amended and extended. CONSENT REQUIRED FOR ASSIGNMENT.

County:  Posey County, Indiana

Rock Dust Mill

Real Property Lease dated May 15, 2006, by and between Hastie Mining Company and Mid-America Carbonates, LLC.

County:  Harding County, Illinois

Cardinal Mine

(P4-262) Coal Lease Agreement effective January 8, 2010, by and between Thomas B. Badgett, Jr. and Sue Badgett and Alliance Resource Properties, LLC, a Memorandum of Coal Lease Agreement of record in Lease Book 191, at Page 390, in the Hopkins County Clerk’s Office, as amended by Amendment to Coal Lease Agreement effective April 1, 2010, a Memorandum of Amendment to Coal Lease Agreement of record in Lease Book 192, at Page 116, in the Hopkins County Clerk’s Office (Hanson portal, bath house, man shaft, related facilities).

County:  Hopkins County, Kentucky

(WAR-21-S) Lease Agreement effective May 14,2010 by and between Glenda Thornton and Warrior Coal, LLC [surface], a Memorandum of Lease Agreement of record in Lease Book 192, Page 485 in the Hopkins County Clerk’s Office, as amended by Amendment to Lease Agreement effective October 29, 2010 by and between Glenda Thornton and Warrior Coal, LLC [add ‘1 surface], a Memorandum of Amendment to Lease Agreement of record in Lease Book 194, Page 259 in the Hopkins County Clerk’s Office (Hanson portal, bath house, man shaft, related facilities).

County:  Hopkins County, Kentucky

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

(W AR-29-S) Lease Agreement dated September 23, 2010 by and between Cardinal Trust, LLC and Warrior Coal, LLC, a Memorandum of Lease Agreement of record in Lease Book 193, Page 728 in the Hopkins County Clerk’s Office (slurry disposal).  CONSENT REQUIRED FOR ASSIGNMENT.

County:  Hopkins County, Kentucky

Agreement between Victor Crowe’s Heirs and Warrior Coal Mining Co. dated 3/23/96 regarding Lease, Victor Crowe, et ux, to Spencer Chemical Company, 8/5/63, 40 acres less 3 acres, Lease Book 60, page 325; assigned to Cardinal Trust by Assignment of Lease, Chevron, U.S.A., Inc. to Cardinal Trust, 9/23/91, Lease Book 152, page 508; and, Cardinal Trust to Cardinal Trust, LLC, Assignment of Lease 10/1197, Lease Book 168, page 22; assigned to SGP Land, LLC by Assignment of Leases dated January 26, 2001, Short Form of record in Lease Book 173, Page 482, Hopkins County; assigned to Alliance Resource Properties by Assignment of Leases and Agreements dated January 1, 2008 (refuse disposal area);

County:  Hopkins County, Kentucky

Dotiki Mine

(DO-P3-1-SL) Surface Lease dated August 29, 2001 by and between Patricia Brooks Taylor, Richard K. Brooks and Marilyne Brooks and Webster County Coal, LLC, a Memorandum of Surface Lease of record in Lease Book 174, Page 462 in the Hopkins County Clerk’s Office and Lease Book 174, Page 467 in the Hopkins County Clerk’s Office (Dotiki IV bath house, office, buildings, supply yard).

County:  Hopkins County, Kentucky

Lease Agreement dated November 23, 2015 by and between Providence Coal Reserves, LLC and Hopkins County Coal, LLC, a Memorandum of Coal Lease Agreement being of record in Misc. Book 164, Page 354 in the Webster County Clerk’s Office (refuse disposal).

County:  Webster County, Kentucky

Tunnel Ridge Mine

(TR-3-L) Lease Agreement effective April 1, 2003 by and between Alliance Resource GP, LLC and Tunnel Ridge, LLC (Facilities Lease); (overland belt; refuse disposal; preparation plant)

County:  Ohio County, West Virginia

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

(TR-4-L) Surface Lease Agreement dated March 22, 2005 by and between Paul Baker and Tunnel Ridge, LLC, a Memorandum of Lease of record as Instrument No. 1611159 in Lease Book 758, Page 126 in the Ohio County (WV) Clerk’s Office; (refuse disposal)

County:  Ohio County, West Virginia

(TR-6-L) Lease Agreement dated April 20, 2016 by and between Robert L. Wagner, Jr. and Tiffany R. Wagner and Tunnel Ridge, LLC (air shaft).

County:  Ohio County, West Virginia

(TR-8-L) Lease from Howard Louis Winters to Tunnel Ridge, LLC, a Memorandum of same being of record in Deed Book 906, Page 604 in the Ohio County (WV) Clerk’s Office; (air shaft).  PRIOR NOTICE REQUIRED FOR ASSIGNMENT.

County:  Ohio County, West Virginia

Mountain View Mine

(METT-WV-1-L) Coal Mining Lease dated (effective) May 15, 1999 by and between Western Pocahontas Properties Limited Partnership and Mettiki Coal Corporation (West Virginia); said lease having been assigned pursuant to a Confirmatory Assignment effective August 9, 1999 by and between Mettiki Coal Corporation (West Virginia) and Mettiki Coal (WV), LLC, of record in Deed Book 207, Page 639, as No. 43705, in the Grant County, West Virginia Clerk’s Office, and also of record in Assignment Book 7, Page 550, as 96075, in the Tucker County, West Virginia Clerk’s Office, as amended by (a) Letter Agreement/Lease Amendment dated February 7, 2003; (b) Partial Surrender of Lease effective November 15, 2002; (c) Letter Agreement dated September 18, 2003; (d) Partial Surrender of Lease effective September 21, 2015; (e) Letter Agreement/Lease Amendment dated December 17, 2003 (See also Subordination Agreement dated November 9, 2005 [Travelers Ins. Co. subordinates the lien of its mortgages to the interest acquired by Mettiki (WV) and Coal Mining Lease]. (acid mine drainage plant, Mountain View portal, coal handling facilities, buildings, warehouse, truck loadout). CONSENT REQUIRED FOR ASSIGNMENT.

County:  Grant County, West Virginia and Tucker County, West Virginia

(Mettiki-1-L) (Sincell) Lease dated January 1, 1975, by and between Western Maryland Company and MAPCO Inc., a Memorandum of which is recorded Liber No. 376, Page 294; assigned to Mettiki Coal Corporation pursuant to Assignment dated October 19, 1976 and of record in Liber No. 376, Page 298; as modified and amended by First Amendment to Lease effective February 20, 1983 by and between Western Maryland Company and MAPCO Inc., and of record in Liber No. 435, Page 476, all in the Land Records of Garrett County, Maryland, as amended by (a) letter agreement dated December 20, 2002; (b) Letter Agreement dated September 18, 2003; (c) Agreement dated June 6, 1995, by and between Western Pocahontas Properties Ltd. Partnership and Mettiki Coal Corporation; (d) Mutual Partial Release dated

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

November 16, 1992 by and between Western Pocahontas Properties Limited Partnership and Mettiki Coal Corporation; (e) Lease Amendment dated April 1, 2004. Mettiki Coal Corporation merged into Mettiki Coal, LLC effective August 4, 1999. (preparation plant, coal loading facilities and preparation plant warehouse located on that portion of the leased property designated as Parcel 96 on Tax Map 100 in the Land Records and on that parcel designated as Z-1 02 in the Lease). CONSENT REQUIRED FOR ASSIGNMENT.

County:  Garrett County, Maryland

Excel Mine

(MC-1-L) Indenture of Lease dated July 1, 1974 by and between Annette S. Hatcher, et al. and Pickands Mather & Co. and of record in Deed Book 528, Page 172 in the aforesaid Clerk’s Office, as amended and/or supplemented by Consent to Sublease dated July 1, 1974 and of record in Deed Book 527, Page 20, and by Lease Amendment and Consent to Assignment dated as of March 31, 1982 and of record in Deed Book 570, Page 345 in the aforesaid Clerk’s Office (office and refuse area).  CONSENT REQUIRED FOR ASSIGNMENT.

County:  Pike County, Kentucky

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Hamilton Mine

Location	Agreement #	Grantor	Grantee	Agreement Type	Agreement Date	Record Date	Record Number	Use	Acres
	Surface Lease and Use Agreements
Sec 23-4-5	WORL-0047	Melvin L. Heil, owner of the premises subject to the life estate of Angela Heil Seel in an undivided 1/3 AND Angela H. Seel, holder of a life estate to an undivided 1/3 of the premises	White Oak Resources Land LLC	Memorandum of Coal Mining Lease with Option to Purchase Real Estate	2/10/2011	2/10/2011	MI 222-1010	Mine 1 Rial Loop	40.00
Sec 15-4-5	WORL-2057	Barbara K. Miller Ewin, Trustee under the provisions of a Trust Agreement dated April 1, 1992, as amended February 21, 2001, and known as the Miller Land Trust #1	Hamilton County Coal, LLC	Memorandum of Lease for Coal Mining Purposes with Agreement to Purchase Real Estate	12/27/2015	11/17/2015	2015-1735	Mine 1 – Refuse Disposal Area 3	60.00
Sec 7-4-6	HCC-0014	Daniel Ray Birkner	Hamilton County Coal, LLC	Memorandum of Surface Lease Agreement	5/20/2016	6/3/2016	2016-762	Lease for Main North Air Shaft	8.88

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule 4.01(a)

Capital Stock

The following entities own the equity interests in the Borrower specified opposite their respective names:

Name of Owner	Percentage of limited partnership owned
Alliance Resource Partners, L.P.	98.9899% limited partner interest
Alliance Resource GP, LLC	0.01% special general partner interest
Alliance Resource Management GP, LLC	1.0001% managing general partner interest

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule 4.01(b)

Subsidiaries

Name of Subsidiary	Jurisdiction of Organization	Owners and Type and Amount of Equity Interest Owned
Alliance Coal, LLC	Delaware	Borrower — 99.999% non-managing membership interest Alliance Resource Management GP, LLC — 0.001% managing membership interest
Alliance Design Group, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
Alliance Land, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
Alliance Minerals, LLC	Delaware	Borrower — 100% membership interest
Alliance Properties, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
Alliance Resource Properties, LLC	Delaware	Borrower — 100% membership interest
Alliance Service, Inc.	Delaware

Alliance Coal, LLC — 100 shares of common stock, representing 100% of the issued and outstanding shares of capital stock

The authorized capital stock of Alliance Service, Inc. consists of 1,000 shares of stock.

Alliance WOR Properties, LLC	Delaware	Alliance Resource Properties, LLC — 100% membership interest

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

AROP Funding, LLC	Delaware	Borrower — 100% membership interest
ARP Sebree South, LLC	Delaware	Alliance Resource Properties, LLC — 100% membership interest
ARP Sebree, LLC	Delaware	Alliance Resource Properties, LLC — 100% membership interest
Backbone Mountain, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
CR Machine Shop, LLC	Delaware	CR Services, LLC — 100% membership interest
CR Services, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
Excel Mining, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
Gibson County Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
Hamilton County Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
Hopkins County Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
Matrix Design Africa (PTY) LTD	South Africa	Matrix Design International, LLC — 100% of the equity interests represented by 100 shares of voting stock [Authorized stock]
Matrix Design Group, LLC	Delaware	Alliance Service Inc. — 100% membership interest
Matrix Design International, LLC	Delaware	Matrix Design Group, LLC — 100% membership interest
MC Mining, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
Mettiki Coal (WV), LLC	Delaware	Alliance Coal, LLC — 100% membership interest

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Mettiki Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
Mid-America Carbonates, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
Mt. Vernon Transfer Terminal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
Penn Ridge Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
Pontiki Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
River View Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
Rough Creek Mining, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
Sebree Mining, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
Steamport, LLC	Kentucky	Alliance Coal, LLC — 100% membership interest
Tunnel Ridge, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
UC Coal, LLC	Delaware	Borrower — 100% membership interest
UC Mining, LLC	Delaware	UC Coal, LLC — 100% membership interest
UC Processing, LLC	Delaware	UC Coal, LLC — 100% membership interest
Warrior Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
Webster County Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest
White County Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

White Oak Resources LLC	Delaware	Hamilton County Coal, LLC — 100% membership interest
Wildcat Insurance, LLC	Delaware	Borrower — 100% membership interest
WOR Land 6, LLC	Delaware	Alliance WOR Properties, LLC — 100% membership interest

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule 4.01(d)

Authorizations, Approvals, Actions, Notices and Filings

None.

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule 4.01(f)

Disclosed Litigation

None.

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule 4.01(n)

Plans and Multiemployer Plans

A.     Plans of Loan Parties and Controlled Affiliates:

1)	Alliance Coal, LLC and Affiliates Pension Plan for Coal Employees	Plan #002

2)	Alliance Coal, LLC and Affiliates Profit Sharing and Savings Plan	Plan #001

3)	Alliance Coal Health Plan	plan #502

4)	Alliance Coal Dental, Vision and Flexible Benefits Plan	plan #504

5)	Alliance Coal Life and Disability Plan	plan #503

6) Mid-America Carbonates, LLC 401 (k) Retirement Plan

(filed final 2015 plan in July 2016)	Plan #001(filed under MAC tax ID #)

Filed for White Oak for 2015 (filed October 17, 2016)

1) White Oak Resources LLC 401 (k) Savings Plan plan #003 (filed under White Oak tax id#)

2) White Oak Resources LLC Employee Benefit Plan #501(filed under White Oak tax id#)

B.     There are no Multiemployer Plans.

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule 4.01(o)

Environmental Disclosure

Part I: 4.01(o)(i):

None.

Part II: 4.01(o)(ii):

A.     Aboveground Storage Tanks:

	Mine	Company

1.	Dotiki, Providence, KY	Webster County Coal, LLC

2.	Pattiki, Carmi, IL	White County Coal, LLC

3.	Hopkins County Coal,	Hopkins County Coal, LLC
Madisonville, KY

4.	MC Mining, Pikeville, KY	Mettiki Coal, LLC
MC Mining, LLC

5.	Mettiki, Oakland, MD	Mettiki Coal (WV), LLC

6.	Mt. Vernon Transfer Terminal,	Mt. Vernon Transfer
	Mt. Vernon, IN	Terminal, LLC

7.	Warrior, Hopkins, KY	Warrior Coal, LLC

8.	Gibson, Princeton, IN	Gibson County Coal, LLC

9.	Tunnel Ridge, Wheeling, WV	Tunnel Ridge, LLC

10.	River View, Uniontown, KY	River View Coal, LLC

11.	Sebree Mining, Sebree, KY	Sebree Mining, LLC

12.	Waverly, Kentucky	UC Processing, LLC

13.	Hamilton Mine, McLeansboro, IL	White Oak Resources LLC

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

B.     Historically Present Underground Storage Tanks:

	Mine	Company

1.	MC Mining, Pikeville, KY	MC Mining, LLC

2.	Hopkins County Coal,	Hopkins County Coal, LLC
Madisonville, KY

3.	Mettiki, Oakland, MD	Mettiki Coal, LLC

C.     De Minimus Spillage of Waste Oil

	Mine	Company

1.	Dotiki, Providence, KY	Webster County Coal, LLC

2.	Pattiki, Carmi, IL	White County Coal, LLC

3.	Hopkins County Coal,	Hopkins County Coal, LLC
Madisonville, KY

4.	Pontiki, Lovely, KY	Pontiki Coal, LLC

5.	MC Mining, Pikeville, KY	MC Mining, LLC

6.	Mettiki, Oakland, MD	Mettiki Coal, LLC

7.	Mt. Vernon Transfer Terminal,	Mt. Vernon Transfer
	Mt. Vernon, IN	Terminal, LLC

8.	Warrior, Madisonville, KY	Warrior Coal, LLC

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule 4.01(p)

Open Years

The 2012 through 2015 tax years for Alliance Resource Operating Partners, L.P, Alliance Resource Management GP, LLC, Alliance Resource Partners, L.P., Alliance Coal, LLC and Alliance Service, Inc. are Open Years.  The 2014 and 2015 tax years for Wildcat Insurance, LLC are Open Years.

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule 4.01(r)

Existing Debt

All Existing Debt is Surviving Debt, see Schedule 4.01(s).

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule 4.01(s)

Surviving Debt

Obligor	Principal Amount Outstanding*	Maturity Date	Description
Borrower and guaranteed by certain Subsidiaries	$ 50,000,000	As provided in Fourth Amended and Restated Credit Agreement	Term Facility
Borrower and guaranteed by certain Subsidiaries	$255,000,000 (excludes aggregate amount outstanding under letters of credit)	As provided in Fourth Amended and Restated Credit Agreement	Revolving Credit Facility
Borrower and guaranteed by certain Subsidiaries	$ 145,000,000	June 26, 2018	6.27% Series B Senior Notes
Borrower, Hamilton County Coal, LLC and White Oak Resources, LLC	$ 77,830,728	Monthly payments in amount of $1,902,580. Final payment of $21,902,580 due in October 2019.	2015 Capital Lease Transaction
Borrower, River View Coal, LLC and Tunnel Ridge, LLC	$ 30,597,638

Monthly payments in amount of $714,046 through May 2019; payment of $2,490,145 due in June 2019; monthly payments of $483,404 from July 2019 thru May 2020; with final payment of $5,483,405 due in June 2020.

2016 Capital Lease Transaction
Gibson County Coal, LLC	$ 51,328	Matures on January 31, 2017, and has monthly payments of $51,395	Lease Arrangement for prep plant and ancillary facilities at Gibson County coal mining complex
AROP Funding, LLC and Loan Parties that participate in receivables facility	$ 100,000,000	December 1, 2017	Receivables Facility

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Hamilton County Coal, LLC	$ 780,435	Matures on September 30, 2022 and has monthly payments of $12,534	HCC Land Purchase from Barbara K. Miller Wing, Trustee of Miller Land Trust #1
White Oak Resources LLC	$ 3,475,533	matures on December 31, 2022 and has monthly payments of $64,387	Railroad Transportation Agreement with Evansville Western Railway

*Principal Amounts are as of the Effective Date.

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule 4.01(t)

Liens

Debtor	Secured Party	Filing Jurisdiction	Filing No.	Amendment Filing No.	Type of Collateral	Principal Amount Secured (if applicable)
Alliance Coal, LLC	PNC Bank National Association, as Administrative Agent	DE	File No. 20144927976		Receivables and related assets	Receivables Financing*
Alliance Coal, LLC	People’s Capital and Leasing Corp.	DE	File No. 20150458058		Equipment and related assets	Operating Lease
Alliance Coal, LLC	IBC Bank	Oklahoma County, OK	Filing No. 20130415020365190		Equipment and related assets	Operating Lease
Alliance Resource Operating Partners, L.P.	PNC Bank National Association, as Administrative Agent	DE	File No. 20144927703	File No. 20155805493	Receivables and related assets	Receivables Financing*
Alliance Resource Operating Partners, L.P.	Beverly Bank & Trust Company N.A.	DE	File No. 20155035869		Equipment and related assets	2015 Capital Lease**
Alliance Resource Operating Partners, L.P.	Beverly Bank & Trust Company N.A.	Hamilton County, IL	File No. 2015-009750		Equipment and related assets	2015 Capital Lease**
Alliance Resource Operating Partners, L.P.	Caterpillar Financial Services Corporation	DE	File No. 20155298004		Equipment and related assets	2015 Capital Lease**
Alliance Resource Operating Partners, L.P.	Caterpillar Financial Services Corporation	Hamilton County, IL	File No. 2016-009767		Equipment and related assets	2015 Capital Lease**
Alliance Resource Operating Partners, L.P.	First Financial Equipment Finance LLC	DE	File No. 20155199020	File No. 20160985935	Equipment and related assets	2015 Capital Lease**

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Alliance Resource Operating Partners, L.P.	Macquarie Corporate and Asset Funding Inc.	DE	File No. 20155085286		Equipment and related assets	2015 Capital Lease**
Alliance Resource Operating Partners, L.P.	MB Equipment Finance, LLC	DE	File No. 20155016489	File No. 20155762843; File No. 20162497285	Equipment and related assets	2015 Capital Lease**
Alliance Resource Operating Partners, L.P.	MB Equipment Finance, LLC	Hamilton County, IL	File No. 2015-009751	File No. 2016-009783	Equipment and related assets	2015 Capital Lease**
Alliance Resource Operating Partners, L.P.	People’s Capital and Leasing Corp	DE	File No. 20156349863		Equipment and related assets	2015 Capital Lease**
Alliance Resource Operating Partners, L.P.	PNC Equipment Finance LLC	DE	File No. 20155038392		Equipment and related assets	2015 Capital Lease**
Alliance Resource Operating Partners, L.P.	PNC Equipment Finance, LLC	Hamilton County, IL	File No. 2015-009748		Equipment and related assets	2015 Capital Lease**
Alliance Resource Operating Partners, L.P.	Santander Bank, N.A.	DE	File No. 20155042675		Equipment and related assets	2015 Capital Lease**
Alliance Resource Operating Partners, L.P.	Santander Bank, N.A.	Hamilton County, IL	File No. 2015-009752		Equipment and related assets	2015 Capital Lease**
Alliance Resource Operating Partners, L.P.	Signature Financial LLC	DE	File No. 20155233407		Equipment and related assets	2015 Capital Lease**
Alliance Resource Operating Partners, L.P.	Woodforest National Bank	DE	File No. 20155187975		Equipment and related assets	2015 Capital Lease**
Alliance Resource Operating Partners, L.P.	Woodforest National Bank	Hamilton County, IL	File No. 2015-009749	File No. 2016-009772	Equipment and related assets	2015 Capital Lease**

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Alliance Resource Operating Partners, L.P.	Caterpillar Financial Services Corporation	DE	File No. 20163920368		Equipment and related assets	2016 Capital Lease***
Alliance Resource Operating Partners, L.P.	First American Commercial Bancorp, Inc.	DE	File No. 20163931423		Equipment and related assets	2016 Capital Lease***
Alliance Resource Operating Partners, L.P.	Macquarie Corporate and Asset Funding Inc.	DE	File No. 20164024673		Equipment and related assets	2016 Capital Lease***
Alliance Resource Operating Partners, L.P.	PNC Equipment Finance, LLC	DE	File No. 20163918867	File No. 20164579130	Equipment and related assets	2016 Capital Lease***
Alliance Resource Operating Partners, L.P.	PNC Equipment Finance, LLC	Union County, KY	Book 7, Page 367		Equipment and related assets	2016 Capital Lease***
Gibson County Coal, LLC	PNC Bank National Association, as Administrative Agent	DE	File No. 20144928099		Receivables and related assets	Receivables Financing*
Gibson County Coal, LLC	PNC Bank National Association, as Administrative Agent	Gibson County, IN	Instrument No. 201400017892		Receivables and related assets	Receivables Financing*
Gibson County Coal, LLC	PNC Bank National Association, as Administrative Agent	Knox County, IN	Instrument No. 2014U0054		Receivables and related assets	Receivables Financing*
Gibson County Coal, LLC	Bill Miller Equipment Sales, Inc.	IN	File No. 201400007666426		Equipment and related assets	Operating Lease
Hamilton County Coal, LLC	PNC Bank National Association, as Administrative Agent	DE	File No. 20161144458		Receivables and related assets	Receivables Financing*
Hamilton County Coal, LLC	PNC Bank National Association, as Administrative Agent	Hamilton County, IL	File No. 2016-009776		Receivables and related assets	Receivables Financing*
Hamilton County Coal, LLC	Beverly Bank & Trust Company N.A.	DE	File No. 20155035869		Equipment and related assets	2015 Capital Lease**
Hamilton County Coal, LLC	Beverly Bank & Trust Company N.A.	Hamilton County, IL	File No. 2015-009750		Equipment and related assets	2015 Capital Lease**

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Hamilton County Coal, LLC	Caterpillar Financial Services Corporation	DE	File No. 20155298004		Equipment and related assets	2015 Capital Lease**
Hamilton County Coal, LLC	Caterpillar Financial Services Corporation	Hamilton County, IL	File No. 2016-009767		Equipment and related assets	2015 Capital Lease**
Hamilton County Coal, LLC	First Financial Equipment Finance LLC	DE	File No. 20155199350	File No. 20160987170	Equipment and related assets	2015 Capital Lease**
Hamilton County Coal, LLC	Macquarie Corporate and Asset Funding Inc.	DE	File No. 20155085286		Equipment and related assets	2015 Capital Lease**
Hamilton County Coal, LLC	MB Equipment Finance, LLC	DE	File No. 20155016489	File No. 20155762843; File No. 20162497285	Equipment and related assets	2015 Capital Lease**
Hamilton County Coal, LLC	MB Equipment Finance, LLC	Hamilton County, IL	File No. 2015-009751	File No. 2016-009783	Equipment and related assets	2015 Capital Lease**
Hamilton County Coal, LLC	People’s Capital and Leasing Corp	DE	File No. 20156349863		Equipment and related assets	2015 Capital Lease**
Hamilton County Coal, LLC	PNC Equipment Finance LLC	DE	File No. 20155038392		Equipment and related assets	2015 Capital Lease**
Hamilton County Coal, LLC	PNC Equipment Finance, LLC	Hamilton County, IL	File No. 2015-009748		Equipment and related assets	2015 Capital Lease**
Hamilton County Coal, LLC	Santander Bank, N.A.	DE	File No. 20155042675		Equipment and related assets	2015 Capital Lease**
Hamilton County Coal, LLC	Santander Bank, N.A.	Hamilton County, IL	File No. 2015-009752		Equipment and related assets	2015 Capital Lease**
Hamilton County Coal, LLC	Signature Financial LLC	DE	File No. 20155233407		Equipment and related assets	2015 Capital Lease**
Hamilton County Coal, LLC	Woodforest National Bank	DE	File No. 20155187975		Equipment and related assets	2015 Capital Lease**
Hamilton County Coal, LLC	Woodforest National Bank	Hamilton County, IL	File No. 2015-009749	File No. 2016-009772	Equipment and related assets	2015 Capital Lease**
Hopkins County Coal, LLC	PNC Bank National Association, as Administrative Agent	DE	File No. 20144928198		Receivables and related assets	Receivables Financing*

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Hopkins County Coal, LLC	PNC Bank National Association, as Administrative Agent	Hopkins County, KY	Book 10, Page 290		Receivables and related assets	Receivables Financing*
Hopkins County Coal, LLC	Rudd Equipment Co.	DE	File No. 20141409515	File No. 20141409903	Equipment and related assets	Operating Lease
Mettiki Coal, LLC	Caterpillar Financial Services Corporation	DE	File No. 20155516108		Equipment and related assets	Operating Lease
Mettiki Coal (WV), LLC	PNC Bank National Association, as Administrative Agent	DE	File No. 20144928248		Receivables and related assets	Receivables Financing*
Mettiki Coal (WV), LLC	PNC Bank National Association, as Administrative Agent	Grant County, WV	Book 261, Page 201		Receivables and related assets	Receivables Financing*
Mettiki Coal (WV), LLC	PNC Bank National Association, as Administrative Agent	Tucker County, WV	Book 271, Page 41		Receivables and related assets	Receivables Financing*
Mid-America Carbonates, LLC	Alliance Resource Partners, L.P.	Hardin County, IL	Book 96, Page 20		Equipment and related assets	Operating Lease
Mt. Vernon Transfer Terminal, LLC	PNC Bank National Association, as Administrative Agent	DE	File No. 20144928354		Receivables and related assets	Receivables Financing*
River View Coal, LLC	PNC Bank National Association, as Administrative Agent	DE	File No. 20144928404		Receivables and related assets	Receivables Financing*
River View Coal, LLC	PNC Bank National Association, as Administrative Agent	Union County, KY	Book 6, Page 646		Receivables and related assets	Receivables Financing*
River View Coal, LLC	Caterpillar Financial Services Corporation	DE	File No. 20163920368		Equipment and related assets	2016 Capital Lease***
River View Coal, LLC	First American Commercial Bancorp, Inc.	DE	File No. 20163931423		Equipment and related assets	2016 Capital Lease***
River View Coal, LLC	Macquarie Corporate and Asset Funding Inc.	DE	File No. 20164024673		Equipment and related assets	2016 Capital Lease***
River View Coal, LLC	PNC Equipment Finance, LLC	DE	File No. 20163918867	File No. 20164579130	Equipment and related assets	2016 Capital Lease***

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

River View Coal, LLC	PNC Equipment Finance, LLC	Union County, KY	Book 7, Page 367		Equipment and related assets	2016 Capital Lease***
River View Coal, LLC	Whayne Supply Company	DE	File No. 20120880429		Equipment and related assets	Operating Lease
River View Coal, LLC	Star Capital Group, L.P.	DE	File No. 20133503555		Equipment and related assets	Operating Lease
Sebree Mining, LLC	PNC Bank National Association, as Administrative Agent	DE	File No. 20144928420		Receivables and related assets	Receivables Financing*
Sebree Mining, LLC	PNC Bank National Association, as Administrative Agent	Hopkins County, KY	Book 10, Page 298		Receivables and related assets	Receivables Financing*
Sebree Mining, LLC	PNC Bank National Association, as Administrative Agent	Webster County, KY	Fixture Filing Book 5, Page 16		Receivables and related assets	Receivables Financing*
Tunnel Ridge, LLC	PNC Bank National Association, as Administrative Agent	DE	File No. 20144928537		Receivables and related assets	Receivables Financing*
Tunnel Ridge, LLC	PNC Bank National Association, as Administrative Agent	Washington County, PA	Instrument No. 201440018		Receivables and related assets	Receivables Financing*
Tunnel Ridge, LLC	PNC Bank National Association, as Administrative Agent	Ohio County, WV	Book 1495, Page 608		Receivables and related assets	Receivables Financing*
Tunnel Ridge, LLC	Caterpillar Financial Services Corporation	DE	File No. 20163920368		Equipment and related assets	2016 Capital Lease***
Tunnel Ridge, LLC	First American Commercial Bancorp, Inc.	DE	File No. 20163931423		Equipment and related assets	2016 Capital Lease***
Tunnel Ridge, LLC	Macquarie Corporate and Asset Funding Inc.	DE	File No. 20164024673		Equipment and related assets	2016 Capital Lease***
Tunnel Ridge, LLC	PNC Equipment Finance, LLC	DE	File No. 20163918867	File No. 20164579130	Equipment and related assets	2016 Capital Lease***
Tunnel Ridge, LLC	PNC Equipment Finance, LLC	Union County, KY	Book 7, Page 367		Equipment and related assets	2016 Capital Lease***

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Warrior Coal, LLC	PNC Bank National Association, as Administrative Agent	DE	File No. 20161144557		Receivables and related assets	Receivables Financing*
Warrior Coal, LLC	PNC Bank National Association, as Administrative Agent	Hopkins County, KY	Book 10, Page 762		Receivables and related assets	Receivables Financing*
Webster County Coal, LLC	PNC Bank National Association, as Administrative Agent	DE	File No. 20161144623		Receivables and related assets	Receivables Financing*
Webster County Coal, LLC	PNC Bank National Association, as Administrative Agent	Webster County, KY	Fixture Filing Book 5, Page 98		Receivables and related assets	Receivables Financing*
White County Coal, LLC	PNC Bank National Association, as Administrative Agent	DE	File No. 20144928594		Receivables and related assets	Receivables Financing*
White County Coal, LLC	PNC Bank National Association, as Administrative Agent	Hamilton County, IL	Book 2014, Page 21863		Receivables and related assets	Receivables Financing*
White Oak Resources LLC	PNC Bank National Association, as Administrative Agent	DE	File No. 20161144326		Receivables and related assets	Receivables Financing*
White Oak Resources LLC	PNC Bank National Association, as Administrative Agent	Hamilton County, IL	File No. 2016-009777		Receivables and related assets	Receivables Financing*
White Oak Resources LLC	Beverly Bank & Trust Company N.A.	DE	File No. 20155035869		Equipment and related assets	2015 Capital Lease**
White Oak Resources LLC	Beverly Bank & Trust Company N.A.	Hamilton County, IL	File No. 2015-009750		Equipment and related assets	2015 Capital Lease**
White Oak Resources LLC	Caterpillar Financial Services Corporation	DE	File No. 20155298004		Equipment and related assets	2015 Capital Lease**
White Oak Resources LLC	Caterpillar Financial Services Corporation	Hamilton County, IL	File No. 2016-009767		Equipment and related assets	2015 Capital Lease**
White Oak Resources LLC	First Financial Equipment Finance LLC	DE	File No. 20155199368	File No. 20160986453	Equipment and related assets	2015 Capital Lease**

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

White Oak Resources LLC	Macquarie Corporate and Asset Funding Inc.	DE	File No. 20155085286		Equipment and related assets	2015 Capital Lease**
White Oak Resources LLC	MB Equipment Finance, LLC	DE	File No. 20155016489	File No. 20155762843; File No. 20162497285	Equipment and related assets	2015 Capital Lease**
White Oak Resources LLC	MB Equipment Finance, LLC	Hamilton County, IL	File No. 2015-009751	File No. 2016-009783	Equipment and related assets	2015 Capital Lease**
White Oak Resources LLC	People’s Capital and Leasing Corp	DE	File No. 20156349863		Equipment and related assets	2015 Capital Lease**
White Oak Resources LLC	PNC Equipment Finance LLC	DE	File No. 20155038392		Equipment and related assets	2015 Capital Lease**
White Oak Resources LLC	PNC Equipment Finance, LLC	Hamilton County, IL	File No. 2015-009748		Equipment and related assets	2015 Capital Lease**
White Oak Resources LLC	Santander Bank, N.A.	DE	File No. 20155042675		Equipment and related assets	2015 Capital Lease**
White Oak Resources LLC	Santander Bank, N.A.	Hamilton County, IL	File No. 2015-009752		Equipment and related assets	2015 Capital Lease**
White Oak Resources LLC	Signature Financial LLC	DE	File No. 20155233407		Equipment and related assets	2015 Capital Lease**
White Oak Resources LLC	Woodforest National Bank	DE	File No. 20155187975		Equipment and related assets	2015 Capital Lease**
White Oak Resources LLC	Woodforest National Bank	Hamilton County, IL	File No. 2015-009749	File No. 2016-009772	Equipment and related assets	2015 Capital Lease**
White Oak Resources LLC	U.S. Bank Equipment Finance	DE	File No. 20140274027		Equipment and related assets	Operating Lease
White Oak Resources LLC	Macquarie Corporate and Asset Funding Inc.	DE	File No. 20140493825		Equipment and related assets	Operating Lease
White Oak Resources LLC	Macquarie Corporate and Asset Funding Inc.	DE	File No. 20141705177	File No. 20141717453	Equipment and related assets	Operating Lease
White Oak Resources LLC	Macquarie Corporate and Asset Funding Inc.	DE	File No. 20142735256		Equipment and related assets	Operating Lease
White Oak Resources LLC	Macquarie Corporate and Asset Funding Inc.	DE	File No. 20143827276		Equipment and related assets	Operating Lease

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

White Oak Resources LLC	Joy Global Underground Mining LLC	DE	File No. 20150548585	File No. 20154833686	Equipment and related assets	Operating Lease
White Oak Resources LLC	Joy Global Underground Mining LLC	DE	File No. 20150549088	File No. 20154833884	Equipment and related assets	Operating Lease
White Oak Resources LLC	Macquarie Corporate and Asset Funding Inc.	DE	File No. 20151704211		Equipment and related assets	Operating Lease
White Oak Resources LLC	Macquarie Corporate and Asset Funding Inc.	DE	File No. 20151764314		Equipment and related assets	Operating Lease
White Oak Resources LLC	Macquarie Corporate and Asset Funding Inc.	DE	File No. 20151835098		Equipment and related assets	Operating Lease
White Oak Resources LLC	Macquarie Corporate and Asset Funding Inc.	DE	File No. 20151859627		Equipment and related assets	Operating Lease
White Oak Resources LLC	Macquarie Corporate and Asset Funding Inc.	DE	File No. 20152114055		Equipment and related assets	Operating Lease
White Oak Resources LLC	Macquarie Corporate and Asset Funding Inc.	DE	File No. 20152269354		Equipment and related assets	Operating Lease
White Oak Resources LLC	Macquarie Corporate and Asset Funding Inc.	DE	File No. 20152409034		Equipment and related assets	Operating Lease

*Principal Amount Secured by Receivables Financing:  $100,000,000.00 as of Effective Date

**Principal Amount Secured by 2015 Capital Lease Transaction:  $77,830,728 as of Effective Date

***Principal Amount Secured by 2016 Capital Lease Transaction:  $30,597,638 as of Effective Date

The foregoing is based on lien searches conducted in (i) the State of Delaware for the companies organized Delaware law, (ii) the Commonwealth of Kentucky for the companies organized under Kentucky law and/or operating in Kentucky, (iii) the State of Oklahoma for the companies operating in Oklahoma, (iv) the State of Pennsylvania for the companies operating in Pennsylvania, (v) the State of Maryland for the companies operating in Maryland, (vi) the State of West Virginia for the companies operating in West Virginia, (vii) the State of Illinois for the companies operating in Illinois and (viii) the State of Indiana for the companies operating in Indiana.

Simultaneously with granting Liens to secure the Obligations as required by the Fourth Amended and Restated Credit Agreement, the Loan Parties are granting pari passu Liens to secure the Senior Notes.

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule 4.01(u)

Investments

1.    For equity investments by Borrower and the Subsidiaries in Subsidiaries, see Schedule 4.01(b).

2.    Each of the Subsidiaries have entered into guarantees in connection with this Fourth Amended and Restated Credit Agreement.

3.    Certain of the Subsidiaries have entered into guarantees in connection with the Note Purchase Agreement.  See Schedule 4.01(s).

4.    Borrower and certain Subsidiary Guarantors hold intercompany notes issued by the Borrower or other Subsidiaries in connection with the receivables facility described on Schedule 5.01(s).

5.    Available cash periodically invested in Cash Equivalents.

6.    Alliance Minerals, LLC non-voting equity investment in Cavalier Minerals JV, LLC.  $142,713,000 invested.

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule 5.01(p)(iv)(B)

Title Insurance Properties

Active Mines:

1.     Hamilton Mine — Operator: Hamilton County Coal, LLC

•     Longwall Mine — 2015 production: 5.8 million tons

•     Preparation Plant — 2,000 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Hamilton County, Illinois

Address(es):

Hamilton Mine

Hamilton County Coal, LLC

18033 County Rd. 500 East and County Rd. 1800 N.

(also with an address of 18031 County Rd. 500 East)

Dahlgren, Il. 62828

(office, bathhouse, portal, prep plan and loadout)

2.     Gibson South Mine — Operator: Gibson County Coal, LLC

•     Room and Pillar Mine — 2015 production: 5.1 million tons

•     Preparation Plant — 1,800 t/p/h throughput capacity

•     Truck Loading Facility

•     Access to Rail Loading Facility at Gibson North Mine

•     Located in Gibson County, Indiana

Address(es):

Gibson County Coal, LLC

3455 S. 700 W.

Owensville, IN 47665

(all facilities)

3.     River View Mine — Operator: River View Coal, LLC

•     Room and Pillar Mine — 2015 production: 9.1 million tons

•     Preparation Plant — 2,700 t/p/h throughput capacity

•     Barge Loading Facility

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

•     Located in Union County, Kentucky

Address(es):

River View Coal, LLC

835 State Route 1179

Waverly, KY 42462

(Portal 1)

River View Coal, LLC

4380 State Route 359

Waverly, KY 42462

(Portal 2)

River View Coal, LLC

1741 Hilltop Road

Morganfield, KY 42437

(also with an address of 6660 State Route 360, Union Town, KY 42461)

(training center, prep plant and barge loadout)

Except for the excluded building and underlying property located at the River View Mine referenced on Schedule 1.01(a).

4.     Cardinal Mine — Operator: Warrior Coal, LLC

•     Room and Pillar Mine — 2015 production: 4.0 million tons

•     Preparation Plant — 1,200 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Hopkins County, Kentucky

Address(es):

Warrior Coal, LLC

57 J.E. Ellis Road

Madisonville, KY  42431

(41A portal)

Warrior Coal, LLC

2 Wolf Hollow Road

Manitou, KY 42436

(Hanson portal)

Warrior Coal, LLC

2465 Wolf Hollow Road

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Manitou, KY 42436

(Wolf Hollow portal)

Warrior Coal, LLC

2368 Rose Creek Road

Madisonville, KY  42431

(slope)

Warrior Coal, LLC

Columbia Schoolhouse Road

Madisonville, KY  42431

(prep plant and loadout)

5.     Dotiki Mine — Operator: Webster County Coal, LLC

•     Room and Pillar Mine — 2015 production: 4.0 million tons

•     Preparation Plant — 1,800 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Webster County, Kentucky

Address(es):

Webster County Coal, LLC

1758 State Route 874

Clay, KY  42404

(bathhouse)

Webster County Coal, LLC

4611 State Route 270 West

Clay, KY 42404

(slope, prep plant, loadout)

Webster County Coal, LLC

2668 State Route 120 East

Providence, KY 42450

(idled facilities presently used for storage)

Webster County Coal, LLC

1586 Balls Hill Road

Nebo, KY  42441

(idled facilities presently used for office)

6.     Tunnel Ridge Mine — Operator: Tunnel Ridge, LLC

•     Longwall Mine — 2015 production: 5.6 million tons

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

•     Preparation Plant — 1,800 t/p/h throughput capacity

•     Barge Loading Facility

•     Located in Ohio County, West Virginia

Address(es):

Tunnel Ridge, LLC

2596 Battle Run Road

Triadelphia, WV  26059

(portal)

Tunnel Ridge

434 Short Creek Road

Wheeling, WV 26003

(slope)

Tunnel Ridge, LLC

1901 Short Creek Road

Wheeling, WV 26003

(prep plant)

Tunnel Ridge, LLC

5725 Warwood Avenue

Wheeling, WV 26003

(barge loadout)

Except for the three excluded buildings and underlying property located at the Tunnel Ridge Mine referenced on Schedule 1.01(a).

7.     Mountain View Mine — Operators: Mettiki Coal, LLC and Mettiki Coal (WV), LLC

•     Longwall Mine — 2015 production: 2.1 million tons

•     Preparation Plant — 1,350 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Garrett County, Maryland and Tucker and Grant Counties, West Virginia

Address(es):

Mettiki Coal, LLC

293 Table Rock Road

Oakland, MD 21550

(main office)

Mettiki Coal, LLC

206 Table Rock Road

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Oakland, MD 21550

(prep plant)

Mettiki Coal, LLC

116 Wilson Road

Oakland, MD  21550

(water treatment facility)

Mettiki Coal, LLC

1283 D Portal Road

Oakland, MD  21550

(idled mine facilities)

Mettiki Coal (WV), LLC

180 E Portal Road

Davis, WV  26260

(slope, portal and loadout)

Mettiki Coal (WV), LLC

149 Buffalo Coal Road

Mt. Storm, WV  26739

(portal)

8.     Excel Mine No. 4 — Operator: MC Mining, LLC

•     Room and Pillar Mine — 2015 production: 1.5 million tons

•     Preparation Plant — 1,000 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Pike County, Kentucky

Address(es):

MC Mining, LLC

State Highway 194 West

Pikeville, KY  41501

(portal, office, prep plant, loadout)

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Other

9.     River Terminal — Operator: Mt. Vernon Transfer Terminal, LLC

•     Barge Loading Facility

•     Located on the Ohio River in Posey County, Indiana

Address(es):

Mt. Vernon Transfer Terminal, LLC

3300 Bluff Road

Mt. Vernon, IN  47620

10.     Matrix Design Group Office and Warehouse

•     Located in Warrick County, Indiana

Address(es):

Matrix Design Group, LLC

5721 Prospect Drive

Newburgh, IN 47630

11.     Office Building — Lexington, Kentucky

Address(es):

Alliance Coal, LLC

1146 Monarch Street

Lexington, KY  40513

12.     Rock Dust Mill — Operator: Mid-America Carbonates, LLC

•     Located in Hardin County, Illinois

Address(es):

Mid-America Carbonates, LLC

Route 1, Box 258A

Elizabethtown, IL  62931

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

13.     Roof Bolt Manufacturer — Operator: CR Services, LLC

•     Located in Hopkins County, Kentucky

Address(es):

CR Services, LLC

1699 Pond River Colliers Road

Madisonville, KY  42431

14.     Central Region Shop — Operator: CR Services, LLC

•     Located in Hopkins County, Kentucky

Address(es):

CR Services, LLC

2555 Anton Road

Madisonville, KY  42431

(Central Region Shop)

15.     CR Machine Shop — Operator: CR Machine Shop, LLC

•     Located in Hopkins County, Kentucky

Address(es):

CR Machine Shop, LLC

555 Brown Lane

Madisonville, KY  42431

(fabrication shop)

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule 5.01(p)(iv)(E)

Lessor Estoppel and Consent Agreement Properties

Mt. Vernon Transfer Terminal

Lease Agreement dated April 15, 1980, by and between Indiana Port Commission and MAPCO Land Corporation (MAPCO Land Corporation changed its name to MAPCO Coal Land Corporation on September 3, 1996; MAPCO Coal Land Corporation merged into Alliance Properties, LLC effective August 4, 1999), as amended and extended. [unrecorded]

Rock Dust Mill

Real Property Lease dated May 15, 2006, by and between Hastie Mining Company and Mid-America Carbonates, LLC. [unrecorded]

Cardinal Mine

(P4-262) Coal Lease Agreement effective January 8, 2010, by and between Thomas B. Badgett, Jr. and Sue Badgett and Alliance Resource Properties, LLC, a Memorandum of Coal Lease Agreement of record in Lease Book 191, at Page 390, in the Hopkins County Clerk’s Office, as amended by Amendment to Coal Lease Agreement effective April 1, 2010, a Memorandum of Amendment to Coal Lease Agreement of record in Lease Book 192, at Page 116, in the Hopkins County Clerk’s Office (Hanson portal, bath house, man shaft, related facilities);

(WAR-21-S) Lease Agreement effective May 14,2010 by and between Glenda Thornton and Warrior Coal, LLC [surface], a Memorandum of Lease Agreement of record in Lease Book 192, Page 485 in the Hopkins County Clerk’s Office, as amended by Amendment to Lease Agreement effective October 29, 2010 by and between Glenda Thornton and Warrior Coal, LLC [add ‘1 surface], a Memorandum of Amendment to Lease Agreement of record in Lease Book 194, Page 259 in the Hopkins County Clerk’s Office (Hanson portal, bath house, man shaft, related facilities);

(W AR-29-S) Lease Agreement dated September 23, 2010 by and between Cardinal Trust, LLC and Warrior Coal, LLC, a Memorandum of Lease Agreement of record in Lease Book 193, Page 728 in the Hopkins County Clerk’s Office (slurry disposal);

Agreement between Victor Crowe’s Heirs and Warrior Coal Mining Co. dated 3/23/96 regarding Lease, Victor Crowe, et ux, to Spencer Chemical Company, 8/5/63, 40 acres less 3 acres, Lease Book 60, page 325; assigned to Cardinal Trust by Assignment of Lease, Chevron, U.S.A., Inc. to Cardinal Trust, 9/23/91, Lease Book 152, page 508; and, Cardinal Trust to Cardinal Trust, LLC, Assignment of Lease 10/1197, Lease Book 168, page 22; assigned to SGP Land, LLC by Assignment of Leases dated January 26, 2001, Short Form of record in Lease Book 173, Page 482, Hopkins County; assigned to Alliance Resource Properties by Assignment of Leases and Agreements dated January 1, 2008 (refuse disposal area);

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Dotiki Mine

(DO-P3-1-SL) Surface Lease dated August 29, 2001 by and between Patricia Brooks Taylor, Richard K. Brooks and Marilyne Brooks and Webster County Coal, LLC, a Memorandum of Surface Lease of record in Lease Book 174, Page 462 in the Hopkins County Clerk’s Office and Lease Book 174, Page 467 in the Hopkins County Clerk’s Office (Dotiki IV bath house, office, buildings, supply yard);

Lease Agreement dated November 23, 2015 by and between Providence Coal Reserves, LLC and Hopkins County Coal, LLC, a Memorandum of Coal Lease Agreement being of record in Misc. Book 164, Page 354 in the Webster County Clerk’s Office (refuse disposal).

Tunnel Ridge Mine

(TR-4-L) Surface Lease Agreement dated March 22, 2005 by and between Paul Baker and Tunnel Ridge, LLC, a Memorandum of Lease of record as Instrument No. 1611159 in Lease Book 758, Page 126 in the Ohio County (WV) Clerk’s Office; (refuse disposal)

(TR-6-L) Lease Agreement dated April 20, 2016 by and between Robert L. Wagner, Jr. and Tiffany R. Wagner and Tunnel Ridge, LLC (air shaft).

(TR-8-L) Lease from Howard Louis Winters to Tunnel Ridge, LLC, a Memorandum of same being of record in Deed Book 906, Page 604 in the Ohio County (WV) Clerk’s Office; (air shaft).

Excel Mine

(MC-1-L) Indenture of Lease dated July 1, 1974 by and between Annette S. Hatcher, et al. and Pickands Mather & Co. and of record in Deed Book 528, Page 172 in the aforesaid Clerk’s Office, as amended and/or supplemented by Consent to Sublease dated July 1, 1974 and of record in Deed Book 527, Page 20, and by Lease Amendment and Consent to Assignment dated as of March 31, 1982 and of record in Deed Book 570, Page 345 in the aforesaid Clerk’s Office (office and refuse area).

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Hamilton Mine

Location	Agreement #	Grantor	Grantee	Agreement Type	Agreement Date	Record Date	Record Number	Use	Acres
Surface Lease and Use Agreements
Sec 23-4-5	WORL-0047	Melvin L. Heil, owner of the premises subject to the life estate of Angela Heil Seel in an undivided 1/3 AND Angela H. Seel, holder of a life estate to an undivided 1/3 of the premises	White Oak Resources Land LLC	Memorandum of Coal Mining Lease with Option to Purchase Real Estate	2/10/2011	2/10/2011	MI 222-1010	Mine 1 Rial Loop	40.00
Sec 15-4-5	WORL-2057	Barbara K. Miller Ewin, Trustee under the provisions of a Trust Agreement dated April 1, 1992, as amended February 21, 2001, and known as the Miller Land Trust #1	Hamilton County Coal, LLC	Memorandum of Lease for Coal Mining Purposes with Agreement to Purchase Real Estate	12/27/2015	11/17/2015	2015-1735	Mine 1 — Refuse Disposal Area 3	60.00
Sec 7-4-6	HCC-0014	Daniel Ray Birkner	Hamilton County Coal, LLC	Memorandum of Surface Lease Agreement	5/20/2016	6/3/2016	2016-762	Lease for Main North Air Shaft	8.88

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Schedule 5.02(q)

Transactions with Affiliates

None.

Schedules to

Fourth Amended and Restated Credit Agreement

Alliance Resource Operating Partners, L.P.

Exhibit A-1

to Fourth Amended and Restated Credit Agreement

Form of Term Note

$[●]	Dated: [●]

FOR VALUE RECEIVED, the undersigned, ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), HEREBY PROMISES TO PAY to the order of [●] (the “Lender”) for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal amount of the Term Advance (as defined below) owing to the Lender by the Borrower pursuant to the Fourth Amended and Restated Credit Agreement, dated as of January 27, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein, unless otherwise defined herein, being used herein as therein defined), among the Borrower, the Lender and certain other lenders party thereto, the Issuing Banks, the Swing Line Bank, JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent for the Lenders, and the other parties named therein and a party thereto as a syndication agent, a joint lead arranger, a joint bookrunner or documentation agent, on the dates and in the amounts specified in the Credit Agreement.

The Borrower promises to pay interest on the unpaid principal amount of the Term Advance from the date of the Term Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to JPMorgan, as Administrative Agent, at JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 500 Stanton Christiana Road, NCC2, Floor 03, Newark, DE, 19713-2107, in same day funds.  The Term Advance, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this promissory note (this “Promissory Note”); provided,  however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note.

This Promissory Note is one of the Term Notes referred to in, and is entitled to the benefits of, the Credit Agreement.  The Credit Agreement, among other things, (a) provides for the making of a term loan advance (the “Term Advance”) by the Lender to the Borrower in an amount of the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from the Term Advance being evidenced by this Promissory Note and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Page Follows]

Alliance Resource

Fourth Amended and Restated Credit Agreement

A-1-1

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

By:	ALLIANCE RESOURCE MANAGEMENT GP, LLC,
its Managing General Partner

By:
Name: [Cary P. Marshall]
Title: Vice President-Corporate Finance and Treasurer

Alliance Resource

Fourth Amended and Restated Credit Agreement

A-1-2

Term Advance and Payments of Principal

Date	Amount of Term Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

Alliance Resource

Fourth Amended and Restated Credit Agreement

A-1-3

Exhibit A-2

to Fourth Amended and Restated Credit Agreement

Form of Revolving Credit Note

$[●]Dated:  [●]

FOR VALUE RECEIVED, the undersigned, ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), HEREBY PROMISES TO PAY to the order of [●] (the “Lender”) for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the Revolving Credit Advances, the Swing Line Advances and the Letter of Credit Advances (each as defined below) owing to the Lender by the Borrower pursuant to the Fourth Amended and Restated Credit Agreement, dated as of January 27, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein, unless otherwise defined herein, being used herein as therein defined), among the Borrower, the Lender and certain other lenders party thereto, the Issuing Banks, the Swing Line Bank, JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent for the Lenders, and the other parties named therein and a party thereto as a syndication agent, a joint lead arranger, a joint bookrunner or documentation agent, on the Termination Date for the Revolving Credit Facility.

The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Advance, Swing Line Advance and Letter of Credit Advance, from the date of such Revolving Credit Advance, Swing Line Advance or Letter of Credit Advance, as the case may be, until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to JPMorgan, as Administrative Agent, at JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 500 Stanton Christiana Road, NCC2, Floor 03, Newark, DE, 19713-2107, in same day funds.  Each Revolving Credit Advance, Swing Line Advance and Letter of Credit Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this promissory note (this “Promissory Note”); provided,  however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note.

This Promissory Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement.  The Credit Agreement, among other things, (a) provides for the making or purchasing of advances (variously, the “Revolving Credit Advances”, the “Swing Line Advances” or the “Letter of Credit Advances”) by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Revolving Credit Advance, Swing Line Advance and Letter of Credit Advance being evidenced by this Promissory Note and (b) contains provisions for acceleration of the maturity hereof upon

Alliance Resource

Fourth Amended and Restated Credit Agreement

A-2-1

the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Page Follows]

Alliance Resource

Fourth Amended and Restated Credit Agreement

A-2-2

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

By:	ALLIANCE RESOURCE MANAGEMENT GP, LLC,
its Managing General Partner

By:
Name: [Cary P. Marshall]
Title: Vice President-Corporate Finance and Treasurer

Alliance Resource

Fourth Amended and Restated Credit Agreement

A-2-3

Advances and Payments of Principal

Date	Amount of Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

Alliance Resource

Fourth Amended and Restated Credit Agreement

A-2-4

Exhibit B

to Fourth Amended and Restated Credit Agreement

Form of Notice of Borrowing

JPMorgan Chase Bank, N.A.,
as Administrative Agent
under the Credit Agreement
referred to below

[Date]

Attention:  [●]

Ladies and Gentlemen:

The undersigned, Alliance Resource Operating Partners, L.P., a Delaware limited partnership (the “Borrower”), refers to the Fourth Amended and Restated Credit Agreement, dated as of January 27, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein, unless otherwise defined herein, being used herein as therein defined), among the Borrower, the lenders party thereto, the Issuing Banks, the Swing Line Bank, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, and the other parties named therein and a party thereto as a syndication agent, a joint lead arranger, a joint bookrunner or documentation agent, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 2.02(a) of the Credit Agreement:

(a)     The Proposed Borrowing is a [Term Borrowing][Revolving Credit Borrowing].

(b)     The Business Day of the Proposed Borrowing is [●].

(c)     The Type of Advances comprising the Proposed Borrowing is a [Base Rate Advance][Eurodollar Rate Advance].

(d)     The aggregate amount of the Proposed Borrowing is $[●].

[(e)     The initial Interest Period for each Eurodollar Rate Advance made as part of the Proposed Borrowing is [●] month[s].(1)

(1)     To be inserted only for Eurodollar Rate Advances.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

Alliance Resource

Fourth Amended and Restated Credit Agreement

(i)     The representations and warranties contained in each Loan Document are correct in all material respects (except to the extent any such representation or warranty itself is qualified by “materiality”, “Material Adverse Effect” or a similar qualifier, in which case it shall be correct in all respects) on and as of such date, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to an earlier date, in which case as of such earlier date.

(B)     No Default has occurred and is continuing, or would result from the Proposed Borrowing or from the application of the proceeds therefrom.

Delivery of an executed counterpart of this Notice of Borrowing by telecopier shall be effective as delivery of an original executed counterpart of this Notice of Borrowing.

[Signature Page Follows]

Alliance Resource

Fourth Amended and Restated Credit Agreement

Very truly yours,

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

By:	ALLIANCE RESOURCE MANAGEMENT GP, LLC,
its Managing General Partner

By:
Name: [Cary P. Marshall]
Title: Vice President-Corporate Finance and Treasurer

Alliance Resource

Fourth Amended and Restated Credit Agreement

Exhibit C

to Fourth Amended and Restated Credit Agreement

Form of Assignment and Assumption

This ASSIGNMENT AND ASSUMPTION (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [insert name of the Assignor] (the “Assignor”) and [insert name of the Assignee] (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (a) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees and swingline loans included in such facilities) and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b) above being referred to herein collectively as the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:	[●]

2.	Assignee:	[●] [and is an [Affiliate][Approved Fund] of [identify Lender]]

3.	Borrower:	Alliance Resource Operating Partners, L.P.

4.	Administrative Agent:	JPMorgan Chase Bank, N.A.

5.	Credit Agreement:

The Fourth Amended and Restated Credit Agreement, dated as of January 27, 2017, among Alliance Resource Operating Partners, L.P., as Borrower, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other parties thereto.

Alliance Resource

Fourth Amended and Restated Credit Agreement

6.Assigned Interest:

Facility Assigned(3)	Aggregate Amount of Commitment/ Advances for all Lenders	Aggregate Amount of Commitment/ Advances Pre-Assignment		Aggregate Amount of Commitment/ Advances Post-Assignment		Percentage Assigned of Commitment/ Advances(4)
		Assignor	Assignee	Assignor	Assignee
[●]	$[●]	$[●]	$[●]	$[●]	$[●]	[●]%
[●]	$[●]	$[●]	$[●]	$[●]	$[●]	[●]%
[●]	$[●]	$[●]	$[●]	$[●]	$[●]	[●]%

(3)      Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment and Assumption (e.g., “Revolving Commitment”, “Swing Line Commitment”, “Letter of Credit Commitment” or “Term Commitment”)  .

(4)     Set forth, to at least 9 decimals, as a percentage of the Commitment/Advances of all Lenders thereunder.

7.     Effective Date:  [●](5)

(5)     To be inserted by the Administrative Agent and which shall be the effective date of recordation of transfer in the Register therefor.

The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

[Signature Page Follows]

Alliance Resource

Fourth Amended and Restated Credit Agreement

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[●]

By:
Name: [●]
Title: [●]

ASSIGNEE
[●]

By:
Name: [●]
Title: [●]

[Consented to and](6) Accepted:

(6)       To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Name: [●]
Title: [●]

[Consented to:](7)

(7)      To be added only if the consent of the Borrower and/or other parties (e.g. the Swing Line Bank, the Issuing Banks) is required by the terms of the Credit Agreement.

[NAME OF RELEVANT PARTY]

By:
Name: [●]
Title: [●]

Alliance Resource

Fourth Amended and Restated Credit Agreement

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.  Representations and Warranties.

1.1  Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of the Credit Agreement or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under the Credit Agreement.

1.2.  Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 5.03(b) and (c) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (v) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

2.  Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

Alliance Resource

Fourth Amended and Restated Credit Agreement

3.  General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Alliance Resource

Fourth Amended and Restated Credit Agreement

EXECUTION VERSION

Exhibit D

to Fourth Amended and Restated Credit Agreement

Form of Subsidiary Guaranty

[Separately provided.]

D-1

EXECUTION VERSION

AMENDED AND RESTATED SUBSIDIARY GUARANTY

dated as of

January 27, 2017

From

THE GUARANTORS NAMED HEREIN

and

THE ADDITIONAL GUARANTORS REFERRED TO HEREIN

as Guarantors

in favor of

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

EXHIBITS

Exhibit A	-	Form of Guaranty Supplement

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AMENDED AND RESTATED SUBSIDIARY GUARANTY, dated as of January 27, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Guaranty”), made by the Persons listed on the signature pages hereof under the caption “Subsidiary Guarantors” and the Additional Guarantors (as defined in Section 8(b)) (such Persons so listed, and the Additional Guarantors being, collectively, the “Guarantors” and, individually, each a “Guarantor”) in favor of JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent (in such capacity, and together with its permitted successors and assigns, the “Administrative Agent”) for the ratable benefit of the Secured Parties (as defined in the Credit Agreement referred to below).

PRELIMINARY STATEMENTS:

Alliance Resource Operating Partners, L.P., a Delaware limited partnership (the “Borrower”), JPMorgan, as administrative agent, and certain lenders party thereto, previously entered into that certain Third Amended and Restated Credit Agreement, dated as of May 23, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), and as a condition to the effectiveness of the Existing Credit Agreement, the Borrower and certain Subsidiaries of the Borrower entered into that certain Subsidiary Guaranty, dated as of May 23, 2012 (as amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof, the “Original Guaranty”).

The Borrower, certain Subsidiaries of the Borrower, the Administrative Agent and the Lenders party thereto, have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined), which amends and restates in its entirety the Existing Credit Agreement on the terms and conditions set forth therein, and in connection therewith, the Borrower, each Subsidiary of the Borrower party hereto, and the Administrative Agent are amending and restating the Original Guaranty as set forth herein.

Each Guarantor may receive, directly or indirectly, a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefits from the transactions contemplated by the Credit Agreement.  It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lenders under the Credit Agreement from time to time that each Guarantor shall have executed and delivered this Guaranty.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances and to issue Letters of Credit under the Credit Agreement from time to time, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:

Section 1.     Guaranty; Limitation of Liability.  (a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities,

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contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Guaranty or any other Loan Document.  To the extent permitted by law, without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to the Administrative Agent or any other Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

(b)     Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent, on behalf of the Secured Parties, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder.  To effectuate the foregoing intention, the Administrative Agent, on behalf of the Secured Parties, and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, “Bankruptcy Law” means any proceeding of the type referred to in Section 6.01(f) of the Credit Agreement or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

(c)     Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to the Administrative Agent or any other Secured Party under this Guaranty, such Guarantor will contribute, subject to Section 1(b) hereof and to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Administrative Agent and the other Secured Parties under or in respect of the Loan Documents.

Section 2.     Guaranty Absolute.  To the extent permitted by law, each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Secured Party with respect thereto.  To the extent permitted by law, the Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions.  To the extent permitted by law, the liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

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(a)     any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

(b)     any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, any Secured Cash Management Agreement or any Secured Hedge Agreement, or any other rescission, amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

(c)     any defense arising by reason of any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

(d)     any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

(e)     any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

(f)     any failure of the Administrative Agent or any other Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to the Administrative Agent or such other Secured Party (each Guarantor waiving any duty on the part of the Administrative Agent and the other Secured Parties to disclose such information);

(g)     the failure of any other Person to execute or deliver this Guaranty, any Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

(h)     any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative  Agent or any other Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Administrative Agent or any other Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

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Section 3.     Waivers and Acknowledgments.  (a) To the extent permitted by law, each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any other Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.

(b)     To the extent permitted by law, each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c)     To the extent permitted by law, each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Administrative Agent or any other Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Guaranteed Obligations of such Guarantor hereunder.

(d)     To the extent permitted by law, each Guarantor hereby unconditionally and irrevocably waives any duty on the part of the Administrative Agent or any other Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by the Administrative Agent or such other Secured Party.

(e)     Subject to the terms of the other Loan Documents, the Collateral Agent may foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any other Guarantor or exercise any other right or remedy available to it against the Borrower or any other Guarantor, without affecting or impairing in any way the liability of each Guarantor hereunder.  Pursuant to and to the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of each Guarantor against the Borrower or any other Guarantor or any security.

(f)     Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

Section 4.     Subrogation.   Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower, any other Loan Party or any other insider guarantor that arise from the existence,

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payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guaranty or any other Loan Document, including, without limitation, except as provided in Section 1(c) above, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any other Secured Party against the Borrower, any other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash (other than (A) contingent indemnification obligations with respect to then unasserted claims and (B) Secured Obligations in respect of obligations that may thereafter arise with respect to Obligations in respect of Secured Cash Managements Agreement and Secured Hedge Agreements, in each case, not yet due and payable; unless the Administrative Agent has received written notice, at least two (2) Business Days prior to the proposed date of any such termination, stating that arrangements reasonably satisfactory to the applicable financial institutions, in respect thereof have not been made), and all Letters of Credit have expired or have been terminated (or been cash collateralized or backstopped in a manner reasonably satisfactory to the applicable Issuing Bank), all Commitments under the Credit Agreement have expired or been terminated and all Obligations with respect to the Letters of Credit have been reduced to zero (or cash collateralized in a manner reasonably satisfactory to the applicable Issuing Bank).  If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to payment in full in cash of all of the Guaranteed Obligations (other than (A) contingent indemnification obligations with respect to then unasserted claims and (B) Secured Obligations in respect of obligations that may thereafter arise with respect to Obligations in respect of Secured Cash Managements Agreement and Secured Hedge Agreements, in each case, not yet due and payable; unless the Administrative Agent has received written notice, at least two (2) Business Days prior to the proposed date of any such termination, stating that arrangements reasonably satisfactory to the applicable financial institutions, in respect thereof have not been made), and all Letters of Credit have expired or have been terminated (or been cash collateralized or backstopped in a manner reasonably satisfactory to the applicable Issuing Bank), all Commitments under the Credit Agreement have expired or been terminated and all Obligations with respect to the Letters of Credit have been reduced to zero (or cash collateralized in a manner reasonably satisfactory to the applicable Issuing Bank), such amount shall be received and held in trust for the benefit of the Administrative Agent and the other Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising.  If (i) any Guarantor shall make payment to the Administrative Agent or any other Secured Party of all or any part of the Guaranteed Obligations, and (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash (other than (A) contingent indemnification obligations with respect to then unasserted claims and (B) Secured Obligations in respect of obligations that may thereafter arise with respect to Obligations in respect of Secured Cash

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Managements Agreement and Secured Hedge Agreements, in each case, not yet due and payable; unless the Administrative Agent has received written notice, at least two (2) Business Days prior to the proposed date of any such termination, stating that arrangements reasonably satisfactory to the applicable financial institutions, in respect thereof have not been made) and all Letters of Credit have expired or have been terminated (or been cash collateralized or backstopped in a manner reasonably satisfactory to the applicable Issuing Bank), all Commitments under the Credit Agreement have expired or been terminated and all Obligations with respect to the Letters of Credit have been reduced to zero (or cash collateralized in a manner reasonably satisfactory to the applicable Issuing Bank), the Administrative Agent and the other Secured Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.

Section 5.     Payments Free and Clear of Taxes, Etc.  (a) Any and all payments made by any Guarantor to or for the account of the Administrative Agent or any other Secured Party under or in respect of this Guaranty or any other Loan Document shall be made, in accordance with Section 2.11 of the Credit Agreement or the applicable provisions of such other Loan Document, if any, free and clear of and without deduction for any and all present or future Taxes other than Excluded Taxes.  If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable under or in respect of this Guaranty or any other Loan Document to the Administrative Agent or any other Secured Party, (i) such Guarantor shall make all such deductions, (ii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iii) the sum payable by such Guarantor shall be increased as may be necessary so that after such Guarantor and the Administrative Agent have made all required deductions (including deductions applicable to additional sums payable under this Section 5), the Administrative Agent or such other Secured Party, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made for Taxes other than Excluded Taxes.

(b)     In addition, each Guarantor agrees to pay any present or future Other Taxes that arise from any payment made by or on behalf of such Guarantor under or in respect of this Guaranty or any other Loan Document or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Guaranty and the other Loan Documents.

(c)     Each Guarantor will indemnify the Administrative Agent and each other Secured Party for and hold it harmless against the full amount of Taxes (other than Excluded Taxes) and Other Taxes, including Taxes imposed by any jurisdiction on amounts payable under this Section 5, imposed on or paid by the Administrative Agent or such other Secured Party (as the case may be) arising therefrom or with respect thereto.  This indemnification shall be made within 30 days from the date the Administrative Agent or such other Secured Party (as the case may be) makes written demand therefor.

(d)     The obligations of each Guarantor under this Section 5 are subject in all respects to the limitations, qualifications and satisfaction of conditions set forth in Section 2.12 of the Credit Agreement, and each Guarantor shall be entitled to the same rights and benefits as are available to the Borrower under Section 2.12 of the Credit Agreement as though fully set forth

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herein and as though such Guarantor were a party thereto.  Without limitation of the foregoing, the Secured Parties are subject to the obligations set forth in Section 2.12 of the Credit Agreement to the same extent as if set forth herein.

Section 6.     Representations and Warranties.  Each Guarantor hereby makes each representation and warranty made in the Loan Documents by the Borrower with respect to such Guarantor and each Guarantor hereby further represents and warrants that such Guarantor has, independently and without reliance upon the Administrative Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Loan Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Loan Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Loan Party.

Section 7.     Covenants.  Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, any Letter of Credit shall be outstanding or any Secured Party shall have any Commitment, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents on its or their part to be performed or observed or that the Borrower has agreed to cause such Guarantor or such Subsidiaries to perform or observe.

Section 8.     Amendments, Guaranty Supplements, Etc.  (a) None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except in accordance with Section 8.01 of the Credit Agreement.

(b)     Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a “Guaranty Supplement”), (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Subsidiary Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Guaranty”, “hereunder”, “hereof” or words of like import referring to this Guaranty, and each reference in any other Loan Document to the “Subsidiary Guaranty”, “thereunder”, “thereof” or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty as supplemented by such Guaranty Supplement.

(c)     Upon the sale, conveyance or transfer of all of the Capital Stock of a Guarantor that is (A) permitted pursuant to Section 5.02 of the Credit Agreement without the consent of the Secured Parties or (B) if not permitted without such consent, effected after obtaining the requisite consent, the Administrative Agent shall, on behalf of itself and the Secured Parties (and, by acceptance of the benefits of this Guaranty, the Secured Parties hereby authorize the Administrative Agent to), promptly following the Borrower’s written request, execute such documents and instruments as shall be reasonably requested by the Borrower for the purpose of releasing such Guarantor from this Guaranty.

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Section 9.     Notices, Etc.  Any notice required or permitted to be given under this Guaranty shall be sent (and deemed received) in the manner and to the addresses set forth in Section 8.02 of the Credit Agreement.  Any notice delivered to the Borrower shall be deemed to have been delivered to all of the Guarantors.

Section 10.     No Waiver; Remedies.  No failure on the part of the Administrative Agent or any other Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 11.     Right of Set-off.  Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of such Section 6.01, the Administrative Agent, each other Secured Party, and each of their respective Affiliates, is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent, such other Secured Party or such Affiliate to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under this Guaranty and the other Loan Documents, irrespective of whether the Administrative Agent or such other Secured Party shall have made any demand under this Guaranty or any other Loan Document and although such Obligations may be unmatured.  The Administrative Agent and each other Secured Party agrees promptly to notify such Guarantor after any such set-off and application; provided,  however, that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the Administrative Agent, each other Secured Party and their respective Affiliates under this Section 11 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Administrative Agent, such other Secured Party and their respective Affiliates may have.

Section 12.     Indemnification.  (a) Without limitation on any other Guaranteed Obligations of any Guarantor or remedies of the Administrative Agent and each other Secured Party under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Administrative Agent and each other Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Loan Party enforceable against such Loan Party in accordance with their terms.

(b)     Each Guarantor hereby also agrees that none of the Indemnified Parties shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates or any of their respective officers, directors, employees, agents and advisors, and each Guarantor hereby agrees not to assert any claim against any Indemnified

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Party on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Transaction Documents or any of the transactions contemplated by the Transaction Documents.

(c)     Without prejudice to the survival of any of the other agreements of any Guarantor under this Guaranty or any of the other Loan Documents, the agreements and obligations of each Guarantor contained in Section 1(a) (with respect to enforcement expenses), the last sentence of Section 2, Section 5 and this Section 12 shall survive the payment in full of the Guaranteed Obligations and all of the other amounts payable under this Guaranty and under any of the other Loan Documents.

Section 13.     Subordination.  Each Guarantor hereby subordinates any and all debts, liabilities and other Obligations owed to such Guarantor by each other Loan Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 13:

(a)     Prohibited Payments, Etc.  Except during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor may receive regularly scheduled payments from any other Loan Party on account of the Subordinated Obligations.  After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), however, unless the Administrative Agent otherwise agrees, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

(b)     Prior Payment of Guaranteed Obligations.  In any proceeding under any Bankruptcy Law relating to any other Loan Party, each Guarantor agrees that the Administrative Agent and the other Secured Parties shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before such Guarantor receives payment of any Subordinated Obligations.

(c)     Turn-Over.  After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Administrative Agent and the other Secured Parties and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

(d)     Administrative Agent Authorization.  After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), the Administrative Agent is

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authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest)

Section 14.     Continuing Guaranty; Assignments under the Credit Agreement.  This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty (other than (A) contingent indemnification obligations with respect to then unasserted claims and (B) Secured Obligations in respect of obligations that may thereafter arise with respect to Obligations in respect of Secured Cash Managements Agreement and Secured Hedge Agreements, in each case, not yet due and payable; unless the Administrative Agent has received written notice, at least two (2) Business Days prior to the proposed date of any such termination, stating that arrangements reasonably satisfactory to the applicable financial institutions, in respect thereof have not been made), (ii) the latest Termination Date for all Facilities and (iii) the latest date of expiration or termination of all Letters of Credit, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Administrative Agent and the other Secured Parties and their respective successors, transferees and assigns.  Without limiting the generality of clause (c) of the immediately preceding sentence, the Administrative Agent or any other Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Administrative Agent or such other Secured Party herein or otherwise, in each case as and to the extent provided in Section 8.07 of the Credit Agreement.  No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent and the Lenders, and any such assignment in violation of this Section 14 shall be null and void.

Section 15.     Amendment and Restatement; Execution in Counterparts.  This Guaranty and each amendment, waiver and consent with respect hereto, and any Guaranty Supplement to be executed and delivered hereunder, may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Guaranty by telecopier or other electronic transmission shall be effective as delivery of an original executed counterpart of this Guaranty.  This Guaranty amends and restates, replaces and supersedes the Original Guaranty in its entirety.

Section 16.     Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.  (A)  This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

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(b)     Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court.  Each Guarantor agrees that a final judgment in any such action or proceeding, to the extent permitted by law, shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)     Each Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court.  Each Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

(d)     EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE ADVANCES OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

Section 17.     Keepwell.  Each Qualified ECP Guarantor (as hereinafter defined) hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 17 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 17 or otherwise under this Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section 17 shall remain in full force and effect until a discharge of such Qualified ECP Guarantor’s Guaranteed Obligations in accordance with the terms hereof and the other Loan Documents.  Each Qualified ECP Guarantor intends that this Section 17 constitute, and this Section 17 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.  As used herein, “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act, or any regulations promulgated thereunder, and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

[Signature Pages Follow]

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11

IN WITNESS WHEREOF, each of the parties hereto has caused this Guaranty to be duly executed and delivered by its duly authorized officer or representative as of the date first above written.

ALLIANCE COAL, LLC
ALLIANCE DESIGN GROUP, LLC
ALLIANCE LAND, LLC
ALLIANCE MINERALS, LLC
ALLIANCE PROPERTIES, LLC
ALLIANCE RESOURCE PROPERTIES, LLC
ALLIANCE SERVICE, INC.
ALLIANCE WOR PROPERTIES, LLC
ARP SEBREE, LLC
ARP SEBREE SOUTH, LLC
BACKBONE MOUNTAIN, LLC
CR MACHINE SHOP, LLC
CR SERVICES, LLC
EXCEL MINING, LLC
GIBSON COUNTY COAL, LLC
HAMILTON COUNTY COAL, LLC
HOPKINS COUNTY COAL, LLC
MATRIX DESIGN GROUP, LLC
MC MINING, LLC
METTIKI COAL, LLC
METTIKI COAL (WV), LLC
MID-AMERICA CARBONATES, LLC
MT. VERNON TRANSFER TERMINAL, LLC
PENN RIDGE COAL, LLC
PONTIKI COAL, LLC
RIVER VIEW COAL, LLC
ROUGH CREEK MINING, LLC
SEBREE MINING, LLC
STEAMPORT, LLC
TUNNEL RIDGE, LLC
UC COAL, LLC
UC MINING, LLC
UC PROCESSING, LLC
WARRIOR COAL, LLC
WEBSTER COUNTY COAL, LLC
WHITE COUNTY COAL, LLC
WHITE OAK RESOURCES LLC
WOR LAND 6, LLC

By:
Name: Cary P. Marshall
Title: Vice President-Corporate Finance and
Treasurer

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[Signature Page]

MATRIX DESIGN INTERNATIONAL, LLC

By:
Name: Cary P. Marshall
Title: Authorized Agent

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[Signature Page]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Name:
Title:

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Subsidiary Guaranty

[Signature Page]

Exhibit A

to Subsidiary Guaranty

[Form of] Guaranty Supplement

[Date]

JPMorgan Chase Bank, N.A., as Administrative Agent
1111 Fannin, 8th Floor,
Houston, Texas 77002

Attention:  Shadia Folahan

Telecopy No.:  713-427-6307

with a copy to:

JPMorgan Chase Bank, N.A.

383 Madison Avenue

New York, New York 10179

Attention:  James Schender

Telecopy No.:  212-270-5100

Re:  Fourth Amended and Restated Credit Agreement, dated as of January 27, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Alliance Resource Operating Partners, L.P., a Delaware limited partnership, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent for the Secured Parties, the Issuing Banks, the Swing Line Banks and the other agents and parties named therein from time to time party thereto.

Ladies and Gentlemen:

Reference is made to the above-captioned Credit Agreement and to the Subsidiary Guaranty referred to therein (such Subsidiary Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, being the “Subsidiary Guaranty”). Capitalized terms defined in the Subsidiary Guaranty or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

In consideration of the requirements set forth in the Credit Agreement, and in order to induce the Lenders to make Advances and to issue Letters of Credit under the Credit Agreement from time to time, the undersigned, by execution and delivery of this Guaranty Supplement, agrees to be bound by the terms hereof.

Guaranty; Limitation of Liability.    (a) The undersigned Subsidiary (the “Additional Guarantor”), hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party

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now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Guaranty Supplement, the Subsidiary Guaranty or any other Loan Document.  Without limiting the generality of the foregoing, the Additional Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to the Administrative Agent or any other Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

(b)     The Additional Guarantor, and by its acceptance of this Guaranty Supplement, the Administrative Agent, on behalf of the Secured Parties, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Subsidiary Guaranty and the Guaranteed Obligations of the Additional Guarantor hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement, the Subsidiary Guaranty and the Obligations of the Additional Guarantor hereunder and thereunder.  To effectuate the foregoing intention, the Additional Guarantor and, by its acceptance of this Guaranty Supplement, the Administrative Agent, on behalf of the Secured Parties, hereby irrevocably agrees that the Obligations of the Additional Guarantor under this Guaranty Supplement and the Subsidiary Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of the Additional Guarantor under this Guaranty Supplement and the Subsidiary Guaranty not constituting a fraudulent transfer or conveyance.

(c)     The Additional Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to the Administrative Agent or any other Secured Party under this Guaranty Supplement, the Subsidiary Guaranty or any other guaranty, the Additional Guarantor will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Administrative Agent and the other Secured Parties under or in respect of the Loan Documents.

Obligations Under the Guaranty.  The Additional Guarantor hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Subsidiary Guaranty to the same extent as each of the other Guarantors thereunder.  The Additional Guarantor further agrees, as of the date first above written, that each reference in the Subsidiary Guaranty to a “Guarantor” shall also mean and be a reference to the Additional Guarantor, and each reference in any other Loan Document to a “Subsidiary Guarantor” or a “Loan Party” shall also mean and be a reference to the Additional Guarantor.

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Representations and Warranties.  The Additional Guarantor hereby makes each representation and warranty set forth in Section 6 of the Subsidiary Guaranty to the same extent as each other Guarantor.

Delivery by Telecopier.  Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier or other electronic transmission shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.  (d) This Guaranty Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

(e)     The Additional Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or any federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and the Additional Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court.  The Additional Guarantor agrees that a final judgment in any such action or proceeding, to the extent permitted by law, shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(f)     The Additional Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court.  The Additional Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

(g)     THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE ADVANCES OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

[Signature Page Follows]

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Very truly yours,

[NAME OF ADDITIONAL GUARANTOR]

By:
Name: [●]
Title: [●]

Fourth Amended and Restated Credit Agreement

EXECUTION VERSION

Exhibit E
to Fourth Amended and Restated Credit Agreement

Form of Security Agreement

[Separately provided.]

E-1

PLEDGE AND SECURITY AGREEMENT

dated as of

January 27, 2017

among

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

THE OTHER GRANTORS FROM TIME TO TIME PARTY HERETO,

and

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent

ANNEX I	—	Form of Security Agreement Supplement

SCHEDULES

Schedule 1	-	General Information

Schedule 2	-	Intellectual Property Collateral

Schedule 3	-	Fixtures

Schedule 4	-	Pledged Collateral

Schedule 5	-	UCC Financing Statements

Schedule 6	-	Commercial Tort Claims

Schedule 7	-	Deposit Accounts, Securities Accounts and Commodities Accounts

EXHIBITS

Exhibit A	-	Form of Copyright Security Agreement
Exhibit B	-	Form of Patent Security Agreement
Exhibit C	-	Form of Trademark Security Agreement

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PLEDGE AND SECURITY AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Security Agreement”) is entered into as of January 27, 2017 (the “Effective Date”), by and among ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (the “Company”), the Subsidiaries of the Company listed on the signature pages hereto (together with the Company, the “Initial Grantors,” and together with any additional Subsidiaries, whether now existing or hereafter formed which become parties to this Security Agreement from time to time, in accordance with the terms of the Credit Agreement (as defined below), by executing a Supplement hereto in substantially the form of Annex I (such Supplement, a “Security Agreement Supplement”), collectively, the “Grantors”), and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), in its capacity as collateral agent for the Secured Parties (as defined in the Intercreditor Agreement referred to below) (in such capacity, together with its permitted successors and assigns, the “Collateral Agent”).

PRELIMINARY STATEMENTS:

WHEREAS, the Company and the purchasers of the Senior Notes (as hereinafter defined) party thereto entered into that certain Note Purchase Agreement, dated as of June 26, 2008 (as amended by that certain First Amendment thereto, dated as of the date hereof, the “Note Purchase Agreement”), pursuant to which, inter alia, the Company’s 6.72% Senior Notes, Series B, due June 26, 2018, in the original principal amount of $145,000,000 (the “Senior Notes”) were issued;

WHEREAS, the Company, JPMorgan, as administrative agent (the “Credit Agreement Administrative Agent”), the lenders and the other financial institutions party thereto are entering into that certain Fourth Amended and Restated Credit Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which, inter alia, provides, subject to the terms thereof, for extensions from time to time of credit and other financial accommodations by the Lenders to the Company;

WHEREAS, the obligations of the Grantors under the Senior Notes shall be secured on a pari passu basis with the obligations of the Grantors under the Credit Agreement, and in that regard, the Collateral Agent, the Credit Agreement Administrative Agent and the Consenting Noteholders (as defined in the Intercreditor Agreement), are entering into that certain Second Amended and Restated Intercreditor Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), as acknowledged and agreed by the Initial Grantors, in order to evidence the agreement between such parties with respect to the guarantees and the collateral securing the obligations of the Initial Grantors under the Senior Notes and the Credit Agreement; and

WHEREAS, the Initial Grantors have determined that the execution, delivery and performance of this Security Agreement is of substantial benefit to, and is within the best interests of, each Initial Grantor.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the financial accommodations provided under the Credit Agreement and the Note Purchase Agreement, which directly or indirectly benefit the Initial Grantors, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Initial Grantors and the Collateral Agent, on behalf of the Secured Parties, hereby agree as follows:

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ARTICLE I

DEFINITIONS

1.1.     Terms Defined in the UCC.  Unless otherwise defined herein or in the Intercreditor Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in Article 8 or Article 9 of the UCC; provided that in any event, the following terms shall have the meanings assigned to them in Article 8 or Article 9 of  the UCC: “Accounts”; “As-Extracted Collateral”; “Chattel Paper”; “Commodity Account”; “Commodity Contract”; “Deposit Account”; “Documents”; “Equipment”; “Fixtures”; “Goods”; “Instruments”; “Inventory”; “Investment Property”; “Letter-of-Credit Right”; “Records”; “Securities Account”; “Security” and “Supporting Obligations”.

1.2.     Definitions of Certain Terms Used Herein.  As used in this Security Agreement, in addition to the terms defined in the Preliminary Statements, the following terms shall have the following meanings:

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Business Day” has the meaning given to such term in the Intercreditor Agreement.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Capital Lease Obligation” means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Internal Revenue Code and applicable Treasury Regulations.

“Collateral” means all Accounts, As-Extracted Collateral, Chattel Paper, Commercial Tort Claims, Commodities Accounts, Copyrights, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Licenses, Patents, Pledged Deposits, Pledged Receivables, Securities, Securities Accounts, Supporting Obligations, Trademarks and Other Collateral, wherever located, in which any Grantor now has or hereafter acquires any right or interest, and to the extent not previously covered, all other personal property of any Grantor, whether tangible or intangible, and all the proceeds (including Stock Rights), insurance proceeds and products of each of the foregoing, and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto, provided that, notwithstanding the foregoing, Collateral shall expressly exclude the Excluded Assets.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Commercial Tort Claims” shall have the meaning set forth in Article 9 of the UCC, and includes each commercial tort claim specifically described in Schedule 6 hereto as supplemented by any written notice given by a Grantor to the Collateral Agent pursuant to Section 4.10.

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“Consenting Noteholder” has the meaning given to such term in the Intercreditor Agreement.

“Contracts” shall mean, collectively, with respect to each Grantor, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Grantor and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Control Agreement” means, with respect to any Deposit Account, Securities Account, Commodity Account, securities entitlement or commodity contract, an agreement, in form and substance satisfactory to the Collateral Agent (or the Required Secured Parties to the extent required by Section 4.11), among the Collateral Agent, the financial institution, securities intermediary or other Person at which such account is maintained or with which such entitlement or contract is carried, and the Grantor maintaining such account, effective to give Control over such account to the Collateral Agent.

“Copyright Security Agreement” means each Copyright Security Agreement executed and delivered by the Grantors, or any of them, in favor of the Collateral Agent, for the benefit of the Secured Parties, in substantially the form of Exhibit A hereto.

“Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:  (a) all copyrights, rights and interests in copyrights, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Credit Agreement Guaranties” has the meaning given to such term in the Intercreditor Agreement.

“Credit Agreement Guarantors” has the meaning given to such term in the Intercreditor Agreement.

“Credit Agreement Obligations” has the meaning given to such term in the Intercreditor Agreement.

“Default” has the meaning given to such term in the Intercreditor Agreement.

“Event of Default” is defined in Section 5.1 hereof.

“Excluded Accounts” shall mean (i) payroll, healthcare and other employee wage and benefit accounts, (ii) tax accounts, including, without limitation, sales tax accounts, (iii) fiduciary or other trust accounts, (iv) workers’ compensation accounts, and (v) any lockbox or other collateral accounts under any receivables securitization facilities permitted by Section 5.02(b)(iii)(H) of the Credit Agreement and Section 10.3(c)(viii) of the Note Purchase Agreement, in each case to the extent such accounts are maintained solely for the purposes described in the foregoing clauses (i) through (v), and, in the case of clauses (i) through (v), the funds or other property held in or maintained in such accounts.

“Excluded Assets” means, notwithstanding any other provision of this Security Agreement, the following assets of the Grantors in which there is not intended to be a Lien granted in favor of the Collateral

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Agent for the benefit of the Secured Parties:

(a)  motor vehicles (and other assets covered by certificates of title or ownership) and Letter-of-Credit Rights, in each case, except to the extent the security interest in such assets can be perfected by the filing of an “all assets” UCC financing statement;

(b)  except to the extent a security interest is granted therein pursuant to Section 4.10, Commercial Tort Claims that do not exceed $5,000,000 in the aggregate for all Grantors;

(c)  assets owned by any Grantor on the Effective Date or thereafter acquired and any proceeds thereof that are subject to a Lien permitted by Sections 5.02(a)(iii),  5.02(a)(iv),  5.02(a)(v),  5.02(a)(vi) or 5.02(a)(vii) of the Credit Agreement and Section 10.2(c), (d), (e), (f) or (g) of the Note Purchase Agreement, to the extent and for so long as the contract or other agreement in which such Lien is granted (or the documentation providing for the Capital Lease Obligation, purchase money obligation or lease subject to such Lien) validly prohibits the creation of any other Lien on such assets and proceeds;

(d)  any lease, license, contract, property right or agreement to which any Grantor is a party or any of its rights or interests thereunder if and only for so long as the grant of a security interest hereunder shall (A) constitute or result in a breach, termination or default under any such lease, license, contract, property right or agreement  (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law or principles of equity) or (B) be prohibited by applicable law; provided,  however, that such security interest shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified above and shall also attach to any proceeds of any excluded lease, license, contract, property rights or agreement;

(e) more than 65% of the issued and outstanding voting Capital Stock as determined for U.S. federal income tax purposes of any CFC;

(f) except for Capital Stock of any Grantor in Foreign Subsidiaries to the extent required pursuant to this Security Agreement, any foreign collateral or credit support;

(g) assets owned by any Grantor on the Effective Date or hereafter acquired and any proceeds thereof as to which the Required Secured Parties and the Company reasonably determine in writing that the cost of obtaining such a security interest or perfection thereof is excessive in relation to the benefit of the security to be afforded thereby;

(h) any “intent-to-use” Trademark applications to the extent, if any, that the grant of a security interest therein would be in violation of the Trademark Act or result in the forfeiture of Grantor’s rights therein; provided that such security interest shall attach immediately to such Trademark application upon the filing and acceptance of a statement of use or an amendment to allege use in connection with such Trademark application;

(i)  any permit or license issued by an Governmental Authority or any agreement to which any Grantor is a party, in each case, only to the extent and for so long as the terms of such permit, license or agreement or any requirement of law applicable thereto, validly prohibit the creation by such Grantor of a security interest in such permit, license or agreement in favor of the Collateral Agent;

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(j)  (i) any rights, title and interests in and to any receivables and related assets that have been transferred (or subjected to a security interest) in connection with one or more receivables securitization programs permitted by Section 5.02(b)(iii)(H) of the Credit Agreement and Section 10.3(c)(viii) of the Note Purchase Agreement, (ii) all rights to, but not the obligations under, all Receivables Related Security, (iii) all monies due or to become due with respect to any of the foregoing set forth in clauses (i) and (ii) above, including all Receivables Records, (iv) all books and records related to any of the foregoing set forth in clauses (i) and (ii) above, and (iv) all collections and other proceeds of any of the foregoing set forth in clauses (i) and (ii) above that are or were received by any Grantor, including all funds which either are received by such Grantor, the Receivables Financing Subsidiary or any servicer from or on behalf of the obligors in payment of any amounts owed (including invoice price, finance charges, interest and all other charges) in respect of receivables and related assets, or are applied to such amounts owed by the obligors (including insurance payments that such Grantor, Receivables Financing Subsidiary or servicer applies in the ordinary course of its business to amounts owed in respect of any receivable or related assets and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the obligors or any other parties directly or indirectly liable for payment of such receivables or related assets);

(k)  any right, title and interests in and to all locomotives, rail cars, rolling stock and airplanes now or hereafter owned or leased by the Grantors;

(l)  the Grantors’ timber to be cut other than to the extent encumbered by any Mortgage;

(m)  Excluded Accounts; and

(n) Fixtures located at the inactive and closed mining facilities identified on Schedule 5.25 to the Note Purchase Agreement and Schedule 1.01(a) to the Credit Agreement.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“Financing Document” has the meaning set forth in the Intercreditor Agreement.

“Foreign Subsidiary” means a Subsidiary organized under the laws of a jurisdiction other than the United States or any State thereof or the District of Columbia.

“General Intangibles” shall mean, collectively, with respect to each Grantor, all “general intangibles,” as such term is defined in the UCC, of such Grantor and, in any event, shall include (i) all of such Grantor’s rights, title and interest in, to and under all Contracts and insurance policies (including all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of any Contract), (ii) all know-how and warranties relating to any of the Collateral, (iii) any and all other rights, claims, choses-in-action and causes of action of such Grantor against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Collateral, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Collateral, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Grantor’s operations or any of the Collateral and all media in which or on

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which any of such information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, now or hereafter acquired or held by such Grantor, including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation, and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims and claims for tax or other refunds against any Governmental Authority.

“Governmental Authority” means any nation or government, any state, province, city, municipal entity or other political subdivision thereof, any governmental, executive, legislative, judicial, administrative or regulatory agency, department, authority, instrumentality, commission, board, bureau or similar body, whether federal, state, provincial, territorial, local or foreign, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

“Intercompany Notes” shall mean, with respect to each Grantor, all intercompany notes held by such Grantor described in Schedule 4 hereto and all other intercompany notes now held or hereafter acquired by such Grantor and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof, but Intercompany Notes shall expressly exclude the Excluded Assets.

“Intellectual Property” means all Patents, Trademarks, Copyrights, Licenses and any other intellectual property.

“Intellectual Property Security Agreements” shall mean, collectively, the Copyright Security Agreements, the Patent Security Agreements and the Trademark Security Agreements.

“Lender” has the meaning given to such term in the Intercreditor Agreement.

“Licenses” means, with respect to any Person, all of such Person’s right, title, and interest in and to, whether as licensee or licensor, (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Liens” has the meaning given to such term in the Intercreditor Agreement.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its payment obligations, its obligations under Article V of the Credit Agreement, its obligations under Articles 9 and 10 of the Note Purchase Agreement, or any other material obligations under any Financing Document to which it is a party, (c) the ability of any Credit Agreement Guarantor to perform its payment obligations or other material obligations under the Credit Agreement Guaranties, (d) the ability of any Notes Guarantor to perform its payment obligations or other material obligations under the Notes Guaranties or (e) the validity or enforceability of any Financing Document.

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“Mortgages” has the meaning given to such term in the Credit Agreement.

“Notes Guaranties” has the meaning given to such term in the Intercreditor Agreement.

“Notes Guarantors” has the meaning given to such term in the Intercreditor Agreement.

“Notes Obligations” has the meaning given to such term in the Intercreditor Agreement.

“Other Collateral” means any personal property of the Grantors not included within the defined terms Accounts, As-Extracted Collateral, Chattel Paper, Commercial Tort Claims, Commodities Accounts, Copyrights, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Licenses, Patents, Pledged Deposits, Pledged Receivables, Securities, Securities Accounts, Supporting Obligations and Trademarks, including, without limitation, all cash on hand, Letter-of-Credit Rights, letters of credit, Stock Rights and Deposit Accounts or other deposits (general or special, time or demand, provisional or final) with any bank or other financial institution, provided that Other Collateral shall exclude the Excluded Assets.

“Patent Security Agreement” means each Patent Security Agreement executed and delivered by the Grantors, or any of them, in favor of the Collateral Agent, for the benefit of the Secured Parties, in substantially the form of Exhibit B hereto.

“Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Person” has the meaning given to such term in the Intercreditor Agreement.

“Pledged Collateral” means all Instruments (including, without limitation, the Intercompany Notes), Securities and other Investment Property of the Grantors, whether or not physically delivered to the Collateral Agent pursuant to this Security Agreement, but excluding the Excluded Assets.

“Pledged Deposits” means all time deposits of money (other than Deposit Accounts and Instruments), whether or not evidenced by certificates, which a Grantor may from time to time designate as pledged to the Collateral Agent as security for any Secured Obligations, and all rights to receive interest on said deposits.

“Pledged Receivables” means all rights to payment, whether or not earned by performance, for Goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by the Accounts, Chattel Paper, Documents, Investment Property, Instruments or Pledged Deposits, and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral, together with all of Grantor’s rights, if any, in any Goods or other property giving rise to such right to payment,  all Collateral Support and Supporting Obligations related thereto and all Receivables Records, but excluding the Excluded Assets.

“Receivables Financing Subsidiary” means any Subsidiary of the Company that is formed solely for the purpose of engaging in, and engages in, one or more receivables financing transaction permitted by

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Section 5.02(b)(iii)(H) of the Credit Agreement and Section 10.3(c)(viii) of the Note Purchase Agreement.

“Receivables Records” means (a) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Pledged Receivables, (b) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Pledged Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Pledged Receivables, whether in the possession or under the control of any Grantor or any computer bureau or agent from time to time acting for any Grantor or otherwise, (c) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors, secured parties or agents thereof, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (d) all credit information, reports and memoranda relating thereto and (e) all other written or non-written forms of information related in any way to the foregoing or any Pledged Receivable; provided that Receivables Records shall not include any of the foregoing items arising from or relating in any way to any of the Excluded Assets.

“Receivables Related Security” means with respect to any receivable and related assets which are part of one or more receivables securitization programs permitted by Section 5.02(b)(iii)(H) of the Credit Agreement and Section 10.3(c)(viii) of the Note Purchase Agreement:

(a)     all of the applicable Receivables Financing Subsidiary’s and the Grantors’ interest in any goods (including returned goods), and documentation of title evidencing the shipment or storage of any goods (including returned goods), the sale of which gave rise to such receivable and related assets,

(b)     all instruments and chattel paper that may evidence such receivable and related assets,

(c)     all other security interests or liens and property subject thereto from time to time purporting to secure payment of such receivable and related assets, whether pursuant to the contract related to such receivable and related assets or otherwise, together with all UCC financing statements or similar filings relating thereto,

(d)     all of the applicable Receivables Financing Subsidiary’s and the Grantors’ rights, interests and claims under the related contracts and all guaranties, indemnities, insurance and other agreements (including the related contract) or arrangements of whatever character from time to time supporting or securing payment of such receivable and related assets or otherwise relating to such receivable and related assets, whether pursuant to the contract related to such receivable and related assets or otherwise, and

(e)     all of the applicable Receivables Financing Subsidiary’s and the Grantors’ rights, interests and claims under the sale, financing and other agreements and promissory notes, certificates, instruments, UCC financing statements, reports, notices and documents executed or delivered under or in connection with receivables securitization programs permitted by Section 5.02(b)(iii)(H) of the Credit Agreement and Section 10.3(c)(viii) of the Note Purchase Agreement.

“Required Enforcement Secured Parties” has the meaning given to such term in the Intercreditor Agreement.

“Required Secured Parties” has the meaning given to such term in the Intercreditor Agreement.

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“Schedules” refers to a specific schedule to this Security Agreement, unless another document is specifically referenced.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Secured Cash Management Agreement” has the meaning given to such term in the Intercreditor Agreement.

“Secured Hedge Agreement” has the meaning given to such term in the Intercreditor Agreement.

“Secured Obligations” has the meaning given to such term in the Intercreditor Agreement.

“Secured Parties” has the meaning given to such term in the Intercreditor Agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Security Agreement Supplement” has the meaning specified therefor in the recitals to this Security Agreement.

“Security Documents” has the meaning given to such term in the Intercreditor Agreement.

“Stock Rights” means any securities, dividends, instruments or other distributions and any other right or property which any Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral and any securities, any right to receive securities and any right to receive earnings, in which any Grantor now has or hereafter acquires any right, issued by an issuer of such securities.

“Taxes” means any and all present or future taxes, levies, imposts, deductions, charges or withholdings imposed by any Governmental Authority, and all liabilities (including penalties, additions to tax and interest) with respect thereto.

“Trademark Security Agreement” means each Trademark Security Agreement executed and delivered by the Grantors, or any of them, in favor of the Collateral Agent, for the benefit of the Secured Parties, in substantially the form of Exhibit C hereto.

“Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:  (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all renewals of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (d) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (e) all rights corresponding to any of the foregoing throughout the world.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York, provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection

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or non-perfection or priority.

“United States” or “U.S.” means the United States of America, including its territories, commonwealths and possessions.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. In this Security Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”. The terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Security Agreement refer to this Security Agreement, as a whole and not to any particular provision of this Security Agreement.  References in this Security Agreement to any agreement, document or contract, unless otherwise specified, shall mean and be a reference to such agreement or contract as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms and, if applicable, the Financing Documents. References in this Security Agreement to any Person shall mean and be a reference to such Person and its permitted successors and assigns.

ARTICLE II

GRANT OF SECURITY INTEREST

As collateral security for the payment, performance and satisfaction in full of all the Secured Obligations, each of the Grantors hereby pledges, assigns and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a lien on and security interest in all of such Grantor’s right, title and interest, whether now owned or hereafter acquired, in and to the Collateral.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each of the Initial Grantors represents and warrants to the Collateral Agent and the Secured Parties, and each Grantor that becomes a party to this Security Agreement pursuant to the execution of a Security Agreement Supplement represents and warrants (after giving effect to the supplements to each of the Schedules hereto with respect to such subsequent Grantor as attached to such Security Agreement Supplement) to the Collateral Agent and the Secured Parties, that:

3.1.     Grantor Information.

3.1.1     Such Grantor and each managing general partner or managing member, as applicable, of such Grantor (i) is a corporation, limited partnership, limited liability company or other entity, as the case may be, duly organized or formed, validly existing and in good standing or validly subsisting under the laws of the jurisdiction of its organization or formation, and (ii) is duly qualified and in good standing as a foreign corporation, limited partnership, limited liability company or other entity in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed.

3.1.2     Such Grantor’s (i) full legal name, (ii) type of organization, (iii) jurisdiction of organization, (iv) federal employer identification number and (v) organizational identification number, if any, are set forth on Schedule 1 hereto.

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3.1.3     Such Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), is disclosed in Schedule 1 hereto; provided that such Grantor has no other places of business except those set forth in Schedule 1 hereto.

3.1.4     Within the last four (4) months, such Grantor has not conducted business under any name, changed its jurisdiction of formation, merged with or into or consolidated with any other Person, except as disclosed in Schedule 1 hereto. The name in which such Grantor has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization as of the Effective Date or the effective date of any Security Agreement Supplement applicable to such Grantor.

3.1.5     On the date hereof, the Inventory, Equipment and Fixtures (where such Fixtures are part of the Collateral) of each Grantor are located solely at, or in transit from, the locations of such Grantor described in Schedule 1 hereto or, in the case of Inventory or Equipment, such other warehouse or store locations in the ordinary course of such Grantor’s business.  On the date hereof, all of said locations are owned by such Grantor except for locations (i) which are leased by such Grantor as lessee and designated in Part B of Section III of Schedule 1 hereto and (ii) at which Inventory or Equipment is held in, or in transit from, a public warehouse or such other warehouse or store locations in the ordinary course of such Grantor’s business or is otherwise held by a bailee or on consignment by such Grantor as designated in Part C of Section III of Schedule 1 hereto.

3.2.     Title, Authorization, Validity and Enforceability. Such Grantor has good and valid rights in or the power to transfer (and with respect to Intellectual Property rights, grant a security interest in) the Collateral owned by it and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for the security interest granted to the Collateral Agent for the benefit of the Secured Parties hereunder and Liens permitted under Section 4.1.5 hereof, and has all requisite corporate, limited liability company, partnership or other power and authority (including, without limitation, all material Governmental Authorizations other than such Governmental Authorizations that are being obtained in the ordinary course of business or, that if not obtained, is not reasonably likely to result in a Material Adverse Effect) to grant to the Collateral Agent the security interest in such Collateral pursuant hereto.  The execution and delivery by such Grantor of this Security Agreement have been duly authorized by proper corporate, limited liability company, partnership or other power and authority, and this Security Agreement constitutes a legal, valid and binding obligation of such Grantor and creates a valid security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, which is enforceable against such Grantor in all Collateral it now owns or hereafter acquires, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law). When UCC financing statements and other filings (including fixture filings and As-Extracted Collateral filings) have been filed in the appropriate offices against such Grantor in the filing offices set forth opposite such Grantor’s name on Schedule 5 hereto (as such schedule may be amended or supplemented from time to time), and filings have been made in the appropriate filing offices for Intellectual Property, the Collateral Agent will have a fully perfected first priority security interest in the Collateral owned by such Grantor in which a security interest may be perfected by filing of a financing statement under the UCC, subject only to Liens permitted under Section 4.1.5 hereof.

3.3.     Corporate and Governmental Authorization; No Contravention.  Neither the execution and delivery by such Grantor of this Security Agreement, the creation and perfection of the security interest in the Collateral granted hereunder, nor compliance with the terms and provisions hereof will (i) contravene

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such Grantor’s or such Grantor’s managing general partner’s or managing member’s Constitutive Documents, (ii) violate any law, rule, regulation (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the General Partner, any Grantor, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Security Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Grantor or any of its Subsidiaries.  Neither the General Partner, any Grantor nor any of its Subsidiaries are in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a Material Adverse Effect.

3.4.     Pledged Securities and Other Investment Property.  Schedule 4 sets forth a complete and accurate list of Pledged Collateral constituting Collateral and delivered to the Collateral Agent, as updated from time to time in connection with the delivery of each Security Agreement Supplement.  Each Grantor is the direct and beneficial owner of each Instrument, Security and other type of Investment Property listed on Schedule 4 hereto as being owned by it, free and clear of any Liens, except for the security interest granted to the Collateral Agent for the benefit of the Secured Parties hereunder or as permitted under Section 4.1.5 hereof. Each Grantor further represents and warrants that (i) all Pledged Collateral owned by it constituting Capital Stock has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized and validly issued, is fully paid and non-assessable and constitutes the percentage of the issued and outstanding shares of stock (or other Capital Stock) of the respective issuers thereof indicated on Schedule 4 hereto and (ii) with respect to any certificates delivered to the Collateral Agent representing Capital Stock, either such certificates are Securities as defined in Article 8 of the UCC of the applicable jurisdiction as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Collateral Agent so that the Collateral Agent may take steps to perfect its security interest therein as a General Intangible.

3.5.     Intellectual Property.

3.5.1     Schedule 2 contains a complete and accurate listing as of the Effective Date of all Intellectual Property registrations or applications for registrations, of each of the Grantors, including, but not limited to the following: (i) state, U.S. and foreign trademark registrations and applications for trademark registration, (ii) U.S. and foreign patents and patents applications and (iii) U.S. and foreign copyright registrations and applications for registration.  All of the U.S. registrations, applications for registration or applications for issuance of the Intellectual Property that is material to such Grantor’s business are valid and subsisting, in good standing and are recorded or is in the process of being recorded in the name of the applicable Grantor.

3.5.2     To the Grantors’ knowledge, such Grantor’s Intellectual Property is valid, subsisting, unexpired (where registered) and enforceable and has not been abandoned, other than in the ordinary course of business, or adjudged invalid or unenforceable, in whole or in part, except as could not be reasonably expected to result in a Material Adverse Effect.

3.5.3     Each Grantor owns, or is licensed to use, all Trademarks, tradenames, Copyrights, Patents and other Intellectual Property material to its business, and the use thereof by such Grantor does not, to the knowledge of such Grantor, infringe upon the

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rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

3.5.4     The consummation of the transactions contemplated by the Financing Documents will not result in the termination or material impairment of any of the Intellectual Property material to such Grantor’s business.

3.6.     Accounts and Chattel Paper.  The names of the obligors, amounts owing, due dates and other information with respect to the material Accounts and Chattel Paper owned by such Grantor are and will be correctly stated in all material respects in all records of such Grantor relating thereto and in all invoices and reports with respect thereto furnished to the Collateral Agent by such Grantor from time to time.  As of the time when each such Account or each such item of Chattel Paper arises, such Grantor shall be deemed to have represented and warranted that, to such Grantor’s knowledge, such material Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all material respects what they purport to be.

3.7.     Filing Requirements.  None of the Equipment owned by such Grantor is covered by any certificate of title (other than vehicles).  None of the Collateral owned by such Grantor is of a type for which security interests or liens may be perfected by filing under any federal statute except for Patents, Trademarks and Copyrights held by such Grantor and described in Schedule 2 hereto. The county and street address of the property on which any Fixtures owned by such Grantor that are part of the Collateral are located are set forth in Schedule 3 hereto.

3.8.     No Financing Statements.  No financing statement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed in any jurisdiction except for financing statements (i) naming the Collateral Agent on behalf of the Secured Parties as the secured party and (ii) in respect of Liens permitted by Section 5.02(a) of the Credit Agreement, Section 10.2 of the Note Purchase Agreement and Section 4.1.5 hereof; provided, that nothing herein shall be deemed to constitute an agreement to subordinate any of the Liens of the Collateral Agent under the Financing Documents to any Liens otherwise permitted under Section 5.02(a) of the Credit Agreement and Section 10.2 of the Note Purchase Agreement.

3.9.     Deposit Accounts and Securities Accounts.  Set forth on Schedule 7 hereto is a complete and accurate list, as of the date of this Security Agreement, of each Deposit Account and Securities Account of each Grantor, together with the name and address of each institution at which each such Account is maintained, the account number for each such Account, a description of the purpose of each such Account, and whether such Account is an Excluded Account.

ARTICLE IV

COVENANTS

From the date of this Security Agreement and thereafter until this Security Agreement is terminated, each of the Initial Grantors agrees, and from and after the effective date of any Security Agreement Supplement applicable to any Grantor (and after giving effect to supplements to each of the Schedules hereto with respect to such subsequent Grantor as attached to such Security Agreement Supplement) and thereafter until this Security Agreement is terminated each such subsequent Grantor agrees:

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4.1.     General.

4.1.1     Visitation Rights.  Each Grantor will comply, with respect to such Grantor’s Collateral, with Section 5.01(f) of the Credit Agreement and Section 7.3 of the Note Purchase Agreement, as if it were a party thereto.

4.1.2     Taxes, Etc.  Each Grantor will pay and discharge, before the same shall be delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon the Collateral owned by such Grantor, and (ii) all lawful claims that, if unpaid, might by law become a Lien upon the Collateral owned by such Grantor, except to the extent failure to so pay or discharge, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; provided, however, that such Grantor shall not be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

4.1.3     Financing Statements and Other Actions; Defense of Title.  Each Grantor hereby authorizes the Collateral Agent to file, and if requested by the Collateral Agent or any other Secured Party, will execute and deliver to the Collateral Agent, all financing statements (including fixture filings and As-Extracted Collateral filings) describing the Collateral owned by such Grantor and other documents and take such other actions as may from time to time reasonably be requested by the Collateral Agent or any other Secured Party in order to maintain a first priority, perfected security interest in and, if applicable, Control of, the Collateral owned by such Grantor, subject to Liens permitted under Section 4.1.5 hereof, provided that nothing herein shall be deemed to constitute an agreement to subordinate any of the Liens of the Collateral Agent under the Security Documents to any Liens otherwise permitted under Section 5.02(a) of the Credit Agreement and Section 10.2 of the Note Purchase Agreement. Such financing statements may (i) describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure that the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets of the debtor whether now owned or hereafter acquired and wheresoever located, including all accessions thereto and proceeds thereof,” provided that any such “all assets” description or other description shall, as a Grantor shall request, further state that Excluded Assets under this Agreement are not included in the Collateral, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any UCC financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (B) in the case of a financing statement filed as a fixture filing or indicating such Grantor’s Collateral as As-Extracted Collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor will take any and all actions reasonably necessary to defend title to the material Collateral owned by such Grantor that has not otherwise been abandoned in the ordinary course of business against all persons and to defend the security interest of the Collateral Agent in such Collateral and the priority thereof against any Lien not expressly permitted hereunder or by the Credit Agreement or the Note Purchase Agreement. Each Grantor further agrees to furnish any such information described in this Section 4.1.3 to the Collateral Agent or the other applicable Secured Party promptly upon reasonable request.

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4.1.4     Disposition of Collateral.  No Grantor will sell, lease or otherwise dispose of the Collateral owned by such Grantor except (i) dispositions specifically permitted pursuant to Section 5.02(e) of the Credit Agreement and Section 10.5 of the Note Purchase Agreement, and (ii) until such time as such Grantor receives a notice from the Collateral Agent pursuant to Article VII hereof, proceeds of Inventory and Accounts collected in the ordinary course of business.

4.1.5     Liens.  No Grantor will create, incur, or suffer to exist any Lien on the Collateral owned by such Grantor except for Liens permitted pursuant to Section 5.02(a) of the Credit Agreement and Section 10.2 of the Note Purchase Agreement, provided, that nothing herein shall be deemed to constitute an agreement to subordinate any of the Liens of the Collateral Agent under the Security Documents to any Liens otherwise permitted under Section 5.02(a) of the Credit Agreement and Section 10.2 of the Note Purchase Agreement.

4.1.6     Change in Corporate Existence, Type or Jurisdiction of Organization, Location, Name.  Each Grantor will:

(i) Except as permitted in the Credit Agreement and the Note Purchase Agreement, preserve and maintain, its existence, legal structure, legal name (in the case of the Company), rights (charter and statutory), permits, licenses, approvals, privileges, franchises and Intellectual Property as in effect on the Effective Date; provided, however, that any Grantors may consummate any merger or consolidation permitted under Section 5.02(d) of the Credit Agreement and Section 10.6 of the Note Purchase Agreement;

(ii) (a) furnish to the Collateral Agent, promptly, and in any event no less than thirty (30) days (or such lesser notice period agreed to by the Collateral Agent) prior to any change (A) in its legal name, (B) in the location of its chief executive office, (C) in its identity or organizational structure, (D) in its federal taxpayer identification number or organizational identification number, if any, or (E) in its jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), written notice (in the form of a certificate signed by a Responsible Officer) reflecting its intention to do so, clearly describing such change and providing such other information in connection therewith as the Collateral Agent may request, (b) take all action reasonably satisfactory to the Collateral Agent to maintain the perfection and priority of the security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral, if applicable and, without limiting the foregoing, (c) comply with its obligations under Section 7.1(n) of the Note Purchase Agreement;

(iii) promptly provide the Collateral Agent and each other Secured Party with certified Constitutive Documents reflecting any of the changes described in the preceding clause (ii) above;

(iv) not have any Inventory, Equipment or Fixtures (where such Fixtures are part of the Collateral) or proceeds or products thereof (other than Inventory and proceeds thereof disposed of as permitted by Section 4.1.4 hereof) at a location other than a location specified in Schedule 1 hereto, unless, in each such case, such Grantor shall give, within forty-five (45) days thereof, the Collateral Agent written notice of such event or occurrence and the Collateral Agent shall have either (x) determined that such event or occurrence will not materially and adversely affect the validity, perfection or priority of

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the Collateral Agent’s security interest in the Collateral; provided that nothing in this Section shall prohibit transactions permitted under Sections 5.02(a),  5.02(b) and 5.02(e) of the Credit Agreement and Sections 10.2,  10.3 and 10.5 of the Note Purchase Agreement, or (y) taken such steps (with the cooperation of such Grantor to the extent necessary or advisable) as are necessary or advisable to properly maintain the validity, perfection and priority of the Collateral Agent’s security interest in the Collateral owned by such Grantor.

4.2.     Pledged Receivables.  No Grantor will make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Pledged Receivable or accept in satisfaction of a Pledged Receivable less than the original amount thereof other than in accordance with its present policies and in the ordinary course of business and as otherwise permitted under the Credit Agreement and the Note Purchase Agreement.  Each Grantor shall take all steps necessary to grant the Collateral Agent Control of all electronic chattel paper in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

4.3.     Inventory and Equipment.  Each Grantor will do all things reasonably necessary to maintain, preserve, protect and keep the Inventory and the Equipment owned by such Grantor in good repair, working order and saleable condition (ordinary wear and tear and obsolescence excepted) and make all reasonably necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

4.4.     Instruments, Securities, Chattel Paper, Documents and Pledged Deposits.  Each Grantor will (i) deliver to the Collateral Agent immediately upon execution of this Security Agreement the originals of all Chattel Paper, Securities (to the extent certificated) and Instruments constituting Collateral (if any then exist) with a value in excess of $250,000, (ii) hold in trust for the Secured Parties upon receipt and immediately thereafter deliver to the Collateral Agent any Chattel Paper, Securities and Instruments constituting Collateral with a value in excess of $250,000, (iii) upon the designation of any Pledged Deposits (as set forth in the definition thereof), deliver to the Collateral Agent such Pledged Deposits which are evidenced by certificates included in the Collateral endorsed in blank, marked with such legends and assigned as the Collateral Agent shall specify, and (iv) upon the request of the Collateral Agent or any other Secured Party, after the occurrence and during the continuance of an Event of Default, deliver to the Collateral Agent (and thereafter hold in trust for the Secured Parties upon receipt and immediately deliver to the Collateral Agent) any Document evidencing or constituting Collateral. Each Grantor further agrees that all certificates, agreements or instruments representing or evidencing Chattel Paper, Securities and Instruments that constitute Collateral acquired by such Grantor after the date hereof shall promptly (but in any event within forty-five (45) days after receipt thereof by such Grantor) be delivered to and held by or on behalf of the Collateral Agent pursuant hereto. All Securities (to the extent certificated) and all Instruments, including without limitation, any Intercompany Note, shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent.

4.5.     Uncertificated Securities and Certain Other Investment Property.  Each Grantor will permit the Collateral Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated Securities or other types of Investment Property not represented by certificates which are Collateral owned by such Grantor to mark their books and records with the numbers and face amounts of all such uncertificated Securities or other types of Investment Property not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Collateral Agent granted pursuant to this Security Agreement.

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4.6.     Stock and Other Ownership Interests.

4.6.1     Changes in Capital Structure of Issuers.  Except as permitted in the Credit Agreement and the Note Purchase Agreement, no Grantor will (i) permit or suffer any Subsidiary that is an issuer of privately held corporate securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral owned by such Grantor to dissolve, liquidate, retire any of its capital stock or other Instruments or Securities evidencing ownership, reduce its capital or merge or consolidate with any other entity, or (ii) vote any of the Instruments, Securities or other Investment Property in favor of any of the foregoing except to the extent permitted under Section 5.02(d) of the Credit Agreement and Section 10.6 of the Note Purchase Agreement.

4.6.2     Issuance of Additional Securities.  Except as permitted in the Credit Agreement or the Note Purchase Agreement, no Grantor will permit or suffer any Subsidiary that is an issuer of privately held corporate securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral to issue any such securities or other ownership interests, any right to receive the same or any right to receive earnings, except to such Grantor or to the extent such securities or other interests become Collateral if required hereby, by the Credit Agreement or the Note Purchase Agreement.

4.6.3     Registration of Pledged Securities and other Investment Property.  Each Grantor will permit any registrable Collateral owned by such Grantor to be registered in the name of the Collateral Agent or its nominee at any time at the option of the Required Secured Parties or the Required Enforcement Secured Parties, as applicable, following the occurrence and during the continuance of an Event of Default and without any further consent of such Grantor.

4.6.4     Exercise of Rights in Pledged Securities and other Investment Property.  Each Grantor will permit the Collateral Agent or its nominee at any time after the occurrence and during the continuance of an Event of Default, without notice, to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Collateral owned by such Grantor or any part thereof, and to receive all dividends and interest in respect of such Collateral. Unless and until an Event of Default shall have occurred and be continuing, each Grantor shall be entitled to exercise all voting and other consensual rights pertaining to the Collateral for any purposes not in violation of the terms of this Security Agreement and the other Financing Documents.

4.7.     Certification of Limited Liability Company and Limited Partnership Interests. Each Grantor acknowledges and agrees that, to the extent any interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Article II hereof is a “security” within the meaning of Article 8 of the UCC and is governed by Article 8 of the UCC, such interest shall be represented by a certificate. Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership controlled on or after the date hereof by such Grantor and pledged hereunder that is not a “security” within the meaning of Article 8 of the UCC, such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the UCC, nor shall such interest be represented by a certificate, unless such election and such interest is thereafter represented by a certificate that is promptly delivered to the Collateral Agent pursuant to the terms hereof.

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4.8.     Letter-of-Credit Rights.  Upon the occurrence of an Event of Default, each Grantor will, upon the request of the Collateral Agent or any other Secured Party, cause each issuer of a letter of credit which constitutes part of the Collateral, to consent to the assignment of proceeds of such letter of credit in order to give the Collateral Agent Control of the Letter-of-Credit Rights to such letter of credit.

4.9.     Intellectual Property.

4.9.1     If, after the date hereof, any Grantor obtains rights to, including, but not limited to filing and acceptance of a statement of use or an amendment to allege use with the United States Patent and Trademark Office, or applies for or seeks registration of, any new patentable invention, Trademark or Copyright in addition to the Patents, Trademarks and Copyrights described in Schedule 2 hereto, which are all of such Grantor’s Patents, Trademarks and Copyrights as of the Effective Date, then such Grantor shall give the Collateral Agent and each other Secured Party notice thereof (which notice shall be included as part of each compliance certificate provided pursuant to Section 5.03(b) or (c), as applicable, of the Credit Agreement and Section 7.2 of the Note Purchase Agreement).  Each Grantor agrees promptly upon request by the Collateral Agent concurrently with the delivery of the annual financial statements pursuant to Section 5.03(b) of the Credit Agreement and Section 7.1(b) of the Note Purchase Agreement, to execute and deliver to the Collateral Agent any supplement to this Security Agreement or any other document reasonably requested by the Collateral Agent to evidence such security interest in a form appropriate for recording in the applicable federal office.  Each Grantor also hereby authorizes the Collateral Agent to modify this Security Agreement unilaterally (i) by amending Schedule 2 hereto to include any future Patents, Trademarks and/or Copyrights of which the Collateral Agent receives notification from such Grantor pursuant hereto and (ii) by recording, in addition to and not in substitution for this Security Agreement, Intellectual Property Security Agreements containing a description of such future Patents, Trademarks and/or Copyrights.

4.9.2     As of the Effective Date, no Grantor has any interest in, or title to, any Copyrights, Licenses, Patents or Trademarks that are registered or the subject of an application for registration except as set forth on Schedule 2 hereto.  This Security Agreement is effective to create a valid and continuing Lien on such Copyrights, Licenses, Patents and Trademarks and, upon filing of the Copyright Security Agreement applicable to the Copyrights of such Grantor with the United States Copyright Office and filing of the Patent Security Agreement and Trademark Security Agreement applicable to the Patents and Trademarks of such Grantor with the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 5 hereto, all action necessary or desirable to protect and perfect the security interest in, to and on each Grantor’s Patents, Trademarks or Copyrights has been taken and such perfected security interest is enforceable as such as against any and all creditors of and purchasers from any Grantor.  As of the Effective Date, no Grantor has any interest in any registered Copyright that is necessary in connection with the operation of such Grantor’s business, except for those Copyrights identified on Schedule 2 attached hereto.

4.10.     Commercial Tort Claims.  If, after the date hereof, any Grantor identifies the existence of a Commercial Tort Claim belonging to such Grantor that has arisen in the course of such Grantor’s business in addition to the Commercial Tort Claims described in Schedule 6 hereto, then, if the aggregate amount of

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Commercial Tort Claims of all Grantors (other than those listed on Schedule 6 and those referred to in a supplement of the type described in the following sentence) exceeds $5,000,000, such Grantor shall give the Collateral Agent prompt notice thereof, but in any event not less frequently than quarterly, and such Grantor shall, promptly upon request by the Collateral Agent or any other Secured Party, execute and deliver to the Collateral Agent a supplement to this Security Agreement or any other document reasonably requested by the Collateral Agent or any other Secured Party to evidence the grant of a security interest therein in favor of the Collateral Agent.

4.11.     Deposit Accounts and Securities Accounts.  Each Grantor shall cause each bank and other financial institution with an account referred to in Schedule 7 hereto (other than with respect to Excluded Accounts) on or prior to the ninetieth (90th) day after the Effective Date (or such later date agreed to (a) by the Collateral Agent in its reasonable discretion so long as such later date is not more than 60 days after such 90th day or (b) by the Required Secured Parties in their reasonable discretion if such later date is more than 60 days after such 90th day), to execute and deliver to the Collateral Agent a Control Agreement, in form and substance reasonably satisfactory to the Collateral Agent, duly executed by such Grantor and such bank or financial institution, or enter into other arrangements in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which such institution shall irrevocably agree (unless otherwise agreed to by the Collateral Agent), among other things, that (i) it will comply at any time with the instructions originated by the Collateral Agent (or its designee appointed pursuant to the Intercreditor Agreement) to such bank or financial institution directing the disposition of cash, securities, Investment Property and other items from time to time credited to such account, without further consent of such Grantor, which instructions the Collateral Agent (or its designee appointed pursuant to the Intercreditor Agreement) will not give to such bank or other financial institution in the absence of a continuing Event of Default and (ii) all cash, securities, Investment Property and other items of such Grantor deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Collateral Agent (or its designee appointed pursuant to the Intercreditor Agreement; provided that, if an account subject to this Section 4.11 is maintained with the Collateral Agent or another Lender (or one of their Affiliates), the form and substance of the Control Agreement (or any other arrangements entered into pursuant to this Section 4.11) respecting such account must be reasonably satisfactory to the Required Secured Parties. The provisions of this Section 4.11 shall not apply to any Excluded Accounts.

4.12.     Landlord Waivers; Collateral Access Agreements.

4.12.1     Each Grantor shall (i) use commercially reasonable efforts until the date that is ninety (90) days after the Effective Date (or such later date agreed to by the Collateral Agent in its reasonable discretion), to execute and deliver to the Collateral Agent a landlord waiver, in form and substance satisfactory to the Required Secured Parties and which may be included as a provision contained in the relevant lease, executed by each landlord with respect to each of the leases set forth on Part B of Schedule 1 hereto to the extent the book value of Collateral maintained at such location exceeds $250,000 (when aggregated with all other Collateral at the same location) and (ii) use commercially reasonable efforts until the date that is ninety (90) days after the Effective Date (or such later date agreed to (a) by the Collateral Agent in its reasonable discretion so long as such later date is not more than 60 days after such 90th day or (b) by the Required Secured Parties in their reasonable discretion if such later date is more than 60 days after such 90th day), to execute and deliver to the Collateral Agent a collateral access agreement, in form and substance satisfactory to the Collateral Agent, executed by each Person set forth on Part C of Schedule 1 hereto who possesses Inventory of any Grantor to the extent the book value of Collateral maintained at such

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location exceeds $250,000 (when aggregated with all other Collateral at the same location);

4.12.2     Each Grantor shall use commercially reasonable efforts to obtain written subordinations or waivers or collateral access agreements, as the case may be, in form and substance satisfactory to the Required Secured Parties, (i) at any time any Collateral with a book value in excess of $250,000 (when aggregated with all other Collateral at the same location) is located on any real property (whether such real property is now existing or acquired after the Effective Date) which is not owned by a Grantor, or is stored on the premises of a bailee, warehouseman, or similar party and (ii) with respect to any location of the Grantors in which the Grantors maintain Accounts and account payable registers.

ARTICLE V

DEFAULT

5.1.     Event of Default.  The occurrence of an event which would constitute an Event of Default under the Credit Agreement or under the Note Purchase Agreement shall constitute an Event of Default hereunder (an “Event of Default”).

5.2.     Acceleration and Remedies.  Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may, and at the direction of the Required Secured Parties or the Required Enforcement Secured Parties, as applicable, as set forth in the Intercreditor Agreement shall, exercise any or all of the following rights and remedies:

5.2.1     Those rights and remedies provided in this Security Agreement, the Intercreditor Agreement or any other Financing Document, provided that this Section 5.2.1 shall not be understood to limit any rights or remedies available to the Collateral Agent and the Secured Parties prior to an Event of Default.

5.2.2     Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Collateral, including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided,  however, that in the event that any such payments are made directly to any Grantor, prior to receipt by any such obligor of such instruction, such Grantor shall segregate all amounts received pursuant thereto in trust for the benefit of the Secured Parties and shall promptly (but in no event later than one (1) Business Day after receipt thereof) pay such amounts to the Collateral Agent.

5.2.3     Sell, assign, grant a license to use or otherwise liquidate, or direct any Grantor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation.

5.2.4     Take possession of the Collateral or any part thereof, by directing any Grantor in writing to deliver the same to the Collateral Agent at any place or places so designated by the Collateral Agent, in which event such Grantor shall at its own expense:

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(A) forthwith cause the same to be moved to the place or places designated by the Collateral Agent and therewith delivered to the Collateral Agent, (B) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent and (C) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition.  Each Grantor’s obligation to deliver the Collateral as contemplated in this Section 5.2.4 is of the essence hereof.  Upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by any Grantor of such obligation.

5.2.5     Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Grantor constituting Collateral for application to the Obligations as provided in Section 5.7 hereof.

5.2.6     Those rights available as beneficial and legal owner of the Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Collateral.

5.2.7     Those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement, and the Collateral Agent may also without notice except as specifically provided in Section 8.1 hereof or elsewhere herein or in the Intercreditor Agreement, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as the Required Secured Parties or the Required Enforcement Secured Parties, as applicable, may deem commercially reasonable.

The Collateral Agent, on behalf of the Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral, and such compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

The Collateral Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Collateral Agent and the other Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases.

Until the Collateral Agent is able to effect a sale, lease, or other disposition of Collateral, the Collateral Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Collateral Agent.  The Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Collateral Agent’s remedies (for the benefit of the Collateral Agent and other Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

Notwithstanding the foregoing, neither the Collateral Agent nor any other Secured Party shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the

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Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with this Section 5.2.  Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Each Grantor hereby waives, to the fullest extent permitted by law, any claims against the Collateral Agent and each other Secured Party arising by reason of the fact that the price at which the Collateral or any part thereof may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer would agree to do so.

5.3.     Waiver of Notice and Claims.  Each Grantor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Collateral Agent’s taking possession or the Collateral Agent’s disposition of the Collateral or any part thereof, including any and all prior notice and hearing for any pre-judgment remedy or remedies and any such right which such Grantor would otherwise have under law, and each Grantor hereby further waives, to the fullest extent permitted by applicable law:  (i) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder and (ii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law.  The Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article V in the absence of gross negligence or willful misconduct on the part of the Collateral Agent.  Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against such Grantor and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Grantor.

5.4.     Certain Sales of Collateral.

5.4.1     Each Grantor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority.  Each Grantor acknowledges that any such sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Collateral Agent shall have no obligation to engage in public sales.

5.4.2     Notwithstanding the foregoing, each Grantor shall, upon the occurrence and during the continuance of any Event of Default, at the reasonable request of the Collateral Agent or any other Secured Party, for the benefit of the Collateral Agent and the other Secured Parties, cause any registration, qualification under or compliance with

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any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Collateral as soon as practicable and at the sole cost and expense of the Grantors.  Each Grantor will use its commercially reasonable efforts to cause such registration to be effected (and be kept effective) and will use its commercially reasonable efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Collateral, including registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with all other requirements of any Governmental Authority.  Each Grantor shall use its commercially reasonable efforts to cause the Collateral Agent and each other Secured Party that so requests to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Collateral Agent and such other Secured Party such number of prospectuses, offering circulars or other documents incident thereto as the Collateral Agent or such other Secured Party from time to time may request, and shall indemnify and shall cause the issuer of the Pledged Collateral to indemnify the Collateral Agent, each other Secured Party and all others participating in the distribution of such Pledged Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.

5.4.3     If the Collateral Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, the applicable Grantor shall from time to time furnish to the Collateral Agent or any other Secured Party all such information as the Collateral Agent or such other Secured Party may reasonably request in order to determine the number of securities included in the Pledged Collateral which may be sold by the Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

5.4.4     Each Grantor further agrees that a breach of any of the covenants contained in this Section 5.4 will cause irreparable injury to the Collateral Agent and the other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.4 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

5.5.     Certain Additional Actions Regarding Intellectual Property.

5.5.1     If any Event of Default shall have occurred and be continuing, upon the written demand of the Collateral Agent or any other Secured Party, each Grantor shall execute and deliver to the Collateral Agent an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and such other documents as are necessary or appropriate to carry out the intent and purposes hereof.  Within five (5) Business Days of written demand from the Collateral Agent or any other Secured Party, each Grantor shall make available to the Collateral Agent, to the extent within such

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Grantor’s power and authority, such personnel in such Grantor’s employ on the date of the Event of Default as the Collateral Agent may reasonably designate to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold by such Grantor under the registered Patents, Trademarks and/or Copyrights, and such persons shall be available to perform their prior functions on behalf of the Collateral Agent and the other Secured Parties.

5.5.2     Upon the occurrence of an Event of Default, the Collateral Agent is hereby granted a license or other right to use, exercisable only upon the occurrence and during the continuance of an Event of Default, without charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks, customer lists and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, and, following the occurrence and during the continuance of an Event of Default, such Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of the Collateral Agent and the other Secured Parties.  In addition, each Grantor hereby irrevocably agrees that the Collateral Agent may, following the occurrence and during the continuance of an Event of Default, sell any of such Grantor’s Inventory directly to any person, including without limitation persons who have previously purchased such Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Collateral Agent’s rights under this Security Agreement, may sell Inventory which bears any trademark owned by or licensed to such Grantor and any Inventory that is covered by any copyright owned by or licensed to such Grantor and the Collateral Agent may finish any work in process and affix any trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.

5.6.     Grantors’ Obligations Upon Acceleration of the Obligations.  Upon the acceleration of the Credit Agreement Obligations pursuant to Article VI of the Credit Agreement or the Notes Obligations pursuant to Section 11 of the Note Purchase Agreement, and at the request of the Collateral Agent, each Grantor will, subject to the requirements and limitations of applicable law:

5.6.1     Assembly of Collateral.  Assemble and make available to the Collateral Agent the Collateral and all records relating thereto at any place or places specified by the Collateral Agent.

5.6.2     Secured Party Access.  Permit the Collateral Agent, by the Collateral Agent’s representatives and agents, to enter any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to immediately take possession of the Collateral or any part thereof, from any Grantor or any other person who then has possession of any part thereof with or without notice or process of law, remove such Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Grantor.

5.7.     Application of Proceeds.

5.7.1     The proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral to be applied pursuant to the exercise by the Collateral Agent of its remedies, shall be applied together with any other sums then held by the Collateral Agent pursuant to this Security Agreement, as set forth in Section 5.1 of the Intercreditor Agreement.

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5.7.2     If, despite the provisions of this Security Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Obligations to which it is then entitled in accordance with this Security Agreement, such Secured Party shall hold such payment or other recovery in trust for the benefit of all Secured Parties hereunder for distribution in accordance with the Intercreditor Agreement.

ARTICLE VI

WAIVERS, AMENDMENTS AND REMEDIES

No delay or omission of the Collateral Agent or any other Secured Party to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy.  No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Collateral Agent and each Grantor, and then only to the extent in such writing specifically set forth, provided that the addition of any Subsidiary as a Grantor hereunder by execution of a Security Agreement Supplement in the form of Annex I (with such modifications as shall be acceptable to the Collateral Agent) shall not require receipt of any consent from or execution of any documentation by any other Grantor party hereto.  All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Collateral Agent and the Secured Parties until the Secured Obligations have been paid in full.

In the event that the Collateral Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Security Agreement or any other Security Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case, the Grantors, the Collateral Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Collateral, and all rights, remedies, privileges and powers of the Collateral Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

ARTICLE VII

PROCEEDS; COLLECTION OF PLEDGED RECEIVABLES

7.1.     Lockboxes.  Upon request of the Collateral Agent or any other Secured Party after the occurrence and during the continuance of an Event of Default, each Grantor shall execute and deliver to the Collateral Agent irrevocable lockbox agreements in the form provided by or otherwise acceptable to the Required Secured Parties, which agreements shall be accompanied by an acknowledgment by the bank where the lockbox is located of the Lien of the Collateral Agent granted hereunder and of irrevocable instructions to wire all amounts collected therein to a special collateral account at the Collateral Agent that is subject to an account control agreement reasonably acceptable to the Required Secured Parties.

7.2.     Collection of Pledged Receivables.  Upon the occurrence of an Event of Default, the Collateral Agent or any other Secured Party may at any time after the occurrence of an Event of Default, by giving each Grantor written notice, elect to require that the Pledged Receivables be paid directly to the Collateral Agent for the benefit of the Secured Parties.  In such event, each Grantor shall, and shall permit the Collateral Agent to, promptly notify the account debtors or obligors under the Pledged Receivables owned by such Grantor of the Collateral Agent’s interest therein and direct such account debtors or obligors to make payment of all amounts then or thereafter due under such Pledged Receivables directly to the Collateral Agent.  Upon receipt of any such notice from the Collateral Agent or any other Secured Party,

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each Grantor shall thereafter hold in trust for the Secured Parties all amounts and proceeds received by it with respect to the Pledged Receivables and Other Collateral and immediately and at all times thereafter deliver to the Collateral Agent all such amounts and proceeds in the same form as so received, whether by cash, check, draft or otherwise, with any necessary endorsements.  The Collateral Agent shall hold and apply funds so received as provided by the terms of Sections 7.3 and 7.4 hereof.

7.3.     Special Collateral Account.  The Collateral Agent may at any time upon the occurrence and during the continuance of an Event of Default, require all cash proceeds of the Collateral to be deposited in a special non-interest bearing cash collateral account with the Collateral Agent that is subject to an account control agreement reasonably acceptable to the Required Secured Parties, and held there as security for the Secured Obligations. No Grantor shall have any control whatsoever over said cash collateral account. If no Event of Default has occurred or is continuing, the Collateral Agent shall from time to time, deposit the collected balances in said cash collateral account into the applicable Grantor’s general operating account with the Collateral Agent. If any Event of Default has occurred and is continuing, the Collateral Agent may (and shall, at the direction of the Required Secured Parties or the Required Enforcement Secured Parties, as applicable), from time to time, apply the collected balances in said cash collateral account to the payment of the Secured Obligations in accordance with Section 5.1 of the Intercreditor Agreement, whether or not the Secured Obligations shall then be due.

7.4.     Application of Proceeds.  The proceeds of the Collateral shall be applied by the Collateral Agent to payment of the Secured Obligations as provided in Section 5.1 of the Intercreditor Agreement.

ARTICLE VIII

GENERAL PROVISIONS

8.1.     Notice of Disposition of Collateral; Condition of Collateral.   To the extent permitted by law, each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made.  To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Company, addressed as set forth in Article IX, at least ten (10) days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made.  Collateral Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale.

8.2.     Compromises and Collection of Collateral.  Each Grantor and the Collateral Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Pledged Receivables, that certain of the Pledged Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Pledged Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Pledged Receivable.  In view of the foregoing, each Grantor agrees that the Collateral Agent may (or shall, at the direction of the Required Secured Parties) at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Pledged Receivable, accept in full payment of any Pledged Receivable such amount as the Required Secured Parties in their sole discretion shall determine or abandon any Pledged Receivable, and any such action by the Collateral Agent shall be commercially reasonable so long as the Collateral Agent acts in good faith based on information known to it at the time it takes any such action.

8.3.     Secured Party Performance of Grantor’s Obligations.  Without having any obligation to do so, the Collateral Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement, but has failed to so perform or pay, and such Grantor shall reimburse the Collateral Agent for any reasonable amounts paid by the Collateral Agent pursuant to this Section 8.3.  Each

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Grantor’s obligation to reimburse the Collateral Agent pursuant to the preceding sentence shall be a Secured Obligation payable within ten (10) days after demand.

8.4.     Authorization for Secured Party to Take Certain Action.  Each Grantor irrevocably authorizes the Collateral Agent at any time and from time to time in the sole discretion of the Collateral Agent and appoints the Collateral Agent as its attorney in fact, upon the occurrence and during the continuation of an Event of Default, (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Collateral Agent’s sole discretion to perfect and to maintain the perfection and priority of the Collateral Agent’s security interest in the Collateral, (ii) to indorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Collateral Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Collateral Agent’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Collateral owned by such Grantor and which are Securities or with financial intermediaries holding other Investment Property as may be necessary or advisable to give the Collateral Agent Control over such Securities or other Investment Property, (v) subject to the terms of Section 4.1.5 hereof, to enforce payment of the Instruments, Accounts and Pledged Receivables in the name of the Collateral Agent or such Grantor, (vi) to apply the proceeds of any Collateral received by the Collateral Agent to the Secured Obligations as provided in Article VII and (vii) to discharge past due Taxes or Liens on the Collateral (except for such Liens as are specifically permitted hereunder or under any other Financing Document and except to the extent such past due Taxes or Liens are being contested in good faith by the applicable Grantor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP), and each Grantor agrees to reimburse the Collateral Agent on demand for any reasonable payment made or any reasonable expense incurred by the Collateral Agent in connection therewith, provided that this authorization shall not relieve any Grantor of any of its obligations under this Security Agreement or under the Credit Agreement or the Note Purchase Agreement.

8.5.     Specific Performance of Certain Covenants.  Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1.5,  4.1.6,  4.4 or 5.6, or in Article VII hereof will cause irreparable injury to the Collateral Agent and the Secured Parties, that the Collateral Agent and Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Collateral Agent or the Secured Parties to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Grantors.

8.6.     Use and Possession of Certain Premises.  Upon the occurrence of an Event of Default and during the continuance thereof, the Collateral Agent shall be entitled to occupy and use any premises owned or leased by the Grantors where any of the Collateral or any records relating to the Collateral are located until the Secured Obligations are paid or the Collateral is removed therefrom, whichever first occurs, without any obligation to pay any Grantor for such use and occupancy.

8.7.     Benefit of Agreement.  The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Collateral Agent and the Secured Parties and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that the Grantors shall not have the right to assign their rights or delegate their obligations under this Security Agreement or any interest herein, except as permitted by the Intercreditor Agreement, the Credit Agreement and the Note Purchase Agreement.

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8.8.     Survival of Representations.  All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

8.9.     Indemnity; Taxes and Expenses.  Each Grantor shall, jointly and severally, (i) pay to the Collateral Agent all costs and expenses (including all reasonable fees, charges and disbursements of counsel for the Collateral Agent) incurred by the Collateral Agent and each other Secured Party in connection with the preparation, execution, delivery, administration, modification and amendment of this Security Agreement, and (ii) indemnify each Indemnified Party, in each case, in accordance with the provisions of Section 8.04 of the Credit Agreement and Section 2.9 of the Intercreditor Agreement.

8.10.     Headings.  The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

8.11.     Termination.  This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Commitments of the Lenders under the Credit Agreement have terminated or expired, (ii) all of the outstanding Secured Obligations (other than (A) contingent indemnification obligations with respect to then unasserted claims and (B) Secured Obligations in respect of obligations that may thereafter arise with respect to Obligations in respect of Secured Cash Managements Agreement and Secured Hedge Agreements, in each case, not yet due and payable; unless the Collateral Agent has received written notice, at least two (2) Business Days prior to the proposed date of any such termination, stating that arrangements reasonably satisfactory to the applicable financial institutions, in respect thereof have not been made) have been indefeasibly paid in cash and performed in full and no commitments of the Credit Agreement Administrative Agent or the other Secured Parties which would give rise to any Obligations are outstanding, (iii) all Letters of Credit have expired or have been terminated (or been cash collateralized or backstopped in a manner reasonably satisfactory to the applicable Issuing Bank) and (iv) all Obligations with respect to the Letters of Credit have been reduced to zero (or cash collateralized in a manner reasonably satisfactory to the applicable Issuing Bank; provided, however, that in connection with the termination of this Security Agreement, the Collateral Agent may require such indemnities as it shall reasonably deem necessary or appropriate to protect the Secured Parties against (x) loss on account of credits previously applied to the Secured Obligations that may subsequently be reversed or revoked, and (y) any obligations that may thereafter arise with respect to the Obligations in respect of Secured Cash Management Agreements and Secured Hedge Agreements, in each case to the extent not provided for thereunder.  At any time the Noteholders (as defined in the Intercreditor Agreement) are released from the Intercreditor Agreement pursuant to Section 7.12 of the Intercreditor Agreement, the “Required Secured Parties” and “Required Enforcement Secured Parties” shall mean the Credit Agreement Administrative Agent, and all references herein to the Note Purchase Agreement, and requirements of compliance thereunder, shall cease to be effective.

8.12.     Entire Agreement.  This Security Agreement, together with the Intercreditor Agreement and the other Security Documents, embodies the entire agreement and understanding between the Grantors and the Collateral Agent relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Collateral Agent relating to the Collateral.

8.13.     Governing Law; Jurisdiction; Waiver of Jury Trial.

8.13.1     THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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8.13.2     Each Grantor hereby irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Collateral Agent, any Secured Party, or any Related Party of the foregoing in any way relating to this Security Agreement or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such  courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Security Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against the Company or any other Grantor or its properties in the courts of any jurisdiction.

8.13.3     Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement or to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

8.13.4     Each party to this Security Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.22 of this Security Agreement, and each of the Grantors hereby appoints the Company as its agent for service of process.  Nothing in this Security Agreement will affect the right of any party to this Security Agreement to serve process in any other manner permitted by law.

8.13.5     WAIVER OF JURY TRIAL.  EACH OF THE GRANTORS, THE COLLATERAL AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) THE OTHER SECURED PARTIES IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE ACTIONS OF THE COLLATERAL AGENT OR ANY OTHER SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

8.14.     Subordination of Intercompany Indebtedness.  Each Grantor agrees that any and all claims of such Grantor against any other Grantor or any other Subsidiary of the Company (each an “Obligor”) with respect to any “Intercompany Indebtedness” (as hereinafter defined), any endorser, obligor or any other guarantor of all or any part of the Secured Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Secured Obligations, provided that, and not in contravention of the foregoing, so long as no Default or Event of Default has occurred and is continuing, such Grantor may make loans to and receive payments in the ordinary course of business with respect to such Intercompany Indebtedness from each such Obligor to the extent not prohibited by the terms of this Security Agreement and the other Financing Documents. Notwithstanding any right of any

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Grantor to ask, demand, sue for, take or receive any payment from any Obligor, all rights, liens and security interests of such Grantor, whether now or hereafter arising and howsoever existing, in any assets, excluding any Excluded Assets, of any other Obligor shall be and are subordinated to the rights of the Secured Parties and the Collateral Agent in those assets.  No Grantor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Secured Obligations (other than contingent indemnity obligations) shall have been fully paid and satisfied (in cash) and all Commitments of the Lenders and Letters of Credit issued under the Credit Agreement have terminated or expired.  If all or any part of the assets of any Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other similar action or proceeding, or if the business of any such Obligor is dissolved, then, and in any such event (such events being herein referred to as an “Insolvency Event”), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Obligor to any Grantor (“Intercompany Indebtedness”) shall be paid or delivered directly to the Collateral Agent for application on any of the Secured Obligations, due or to become due in accordance with Section 5.1 of the Intercreditor Agreement, until such Secured Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied (in cash).  Should any payment, distribution, security or instrument or proceeds thereof be received by the applicable Grantor upon or with respect to the Intercompany Indebtedness after any Insolvency Event and prior to the satisfaction of all of the Secured Obligations (other than contingent indemnity obligations) and the termination or expiration of all Commitments of the Lenders and Letters of Credit issued pursuant to the Credit Agreement, such Grantor shall receive and hold the same in trust, as trustee, for the benefit of the Secured Parties and shall forthwith deliver the same to the Collateral Agent, for the benefit of the Secured Parties, in precisely the form received (except for the endorsement or assignment of the Grantor where necessary), for application to any of the Secured Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Grantor as the property of the Secured Parties.  If any such Grantor fails to make any such endorsement or assignment to the Collateral Agent, the Collateral Agent or any of its officers or employees is irrevocably authorized to make the same. Each Grantor agrees that until the termination of the Secured Obligations a set forth in Section 8.11 hereof, no Grantor will assign or transfer to any Person (other than the Collateral Agent or the Company or another Grantor or pursuant to a receivables securitization program permitted by Section 5.02(b)(iii)(H) of the Credit Agreement and Section 10.3(c)(viii) of the Note Purchase Agreement) any claim any such Grantor has or may have against any Obligor.

8.15.     Releases.

8.15.1     Partial Releases.  Upon the written request of any Grantor, the Collateral Agent agrees to provide, execute and file, in accordance with and to the extent permitted by Section 7.03 of the Credit Agreement and Section 2.2 of the Intercreditor Agreement, any and all financing statement amendments, releases, terminations or other documents or instruments that may be necessary to evidence the release of the Lien of the Collateral Agent in the portion of the Collateral designated by such Grantor to be transferred, sold, or otherwise disposed of, by such Grantor.

8.15.2     Release of Collateral.  The Collateral Agent may, in accordance with and as permitted by Section 7.03 of the Credit Agreement and Section 2.2 of the Intercreditor Agreement, release any of the Collateral from this Security Agreement or may substitute any of the Collateral for other Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Security Agreement as to any Collateral not expressly released or substituted, and this Security Agreement shall continue as a first priority Lien on all Collateral not expressly released or substituted.

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8.16.     Severability.  If any provision of this Security Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Security Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.17.     Counterparts.  This Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Security Agreement by telecopier or other electronic transmission shall be effective as delivery of an original executed counterpart of this Security Agreement.

8.18.     Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of a Mortgage and the terms thereof are inconsistent with the terms of this Security Agreement, then with respect to such Collateral, the terms of such Mortgage shall control in the case of fixtures and real property leases, letting and licenses of, and contracts, and agreements relating to the lease of, real property, and the terms of this Security Agreement shall control in the case of all other Collateral.

8.19.     Reinstatement.  This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

8.20.     New Subsidiaries.  Pursuant to Section 5.01(i) of the Credit Agreement, certain new Subsidiaries (whether by acquisition or creation) of any Grantor are required to enter into this Security Agreement by executing and delivering in favor of the Collateral Agent a supplement to this Agreement in the form of Annex 1 attached hereto. Upon the execution and delivery of Annex 1 by each such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Security Agreement shall not require the consent of any Grantor hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

8.21.     Intercreditor Agreement.  Notwithstanding any provision to the contrary contained herein, the terms of this Security Agreement, the Liens created hereby and the rights and remedies of the Collateral Agent hereunder are subject to, and governed by, the terms of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Security Agreement, the provisions of the Intercreditor Agreement shall control.

8.22.     Notices.  Any notice required or permitted to be given under this Security Agreement shall be sent by United States mail, electronic mail, telecopier, personal delivery or nationally established

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overnight courier service, and shall be deemed received (a) when transmitted and confirmation of transmission received, if by hand or overnight courier service, or mailed by certified or registered mail notices or (b) when sent, if sent by telecopier or electronic mail (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case addressed to the Grantors at the notice address set forth on Schedule 1 hereto, and to the Collateral Agent at the address set forth next to its signature below or as otherwise designated in writing by the Collateral Agent to the Grantors.

ARTICLE IX

THE COLLATERAL AGENT

Section 9.1 Agency Provisions.

(a)     JPMorgan has been appointed Collateral Agent for the Credit Agreement Secured Parties pursuant to Article VII of the Credit Agreement and the Consenting Noteholders pursuant to Article II of the Intercreditor Agreement and the actions of the Collateral Agent hereunder are subject to such provisions. The Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Collateral), in accordance with this Security Agreement, the Credit Agreement and the Intercreditor Agreement. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.  The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement and the Intercreditor Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Collateral Agent hereunder is subject to the terms of the delegation of authority made by the Secured Parties to the Collateral Agent pursuant to the Credit Agreement and the Intercreditor Agreement, and that the Collateral Agent has agreed to act (and any successor Collateral Agent shall act) as such hereunder only on the express conditions contained in Article VII of the Credit Agreement and Article II of the Intercreditor Agreement. Any successor Collateral Agent appointed pursuant to Article VII of the Credit Agreement and Article II of the Intercreditor Agreement shall be entitled to all the rights, interests and benefits of the Collateral Agent hereunder.

(b)     The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equivalent to that which the Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Collateral.

(c)     The Collateral Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Security Agreement and its duties hereunder, upon advice of counsel selected by it.

(d)     The Collateral Agent may rely on advice of counsel as to whether any or all UCC financing statements of the Grantors need to be amended as a result of any of the changes described in Section 4.1.6 hereof.  If any Grantor fails to provide information to the Collateral Agent about such changes on a timely basis, the Collateral Agent shall not be liable or responsible to any party for any failure to

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maintain a perfected security interest in such Grantor’s property constituting Collateral, for which the Collateral Agent needed to have information relating to such changes.  The Collateral Agent shall have no duty to inquire about such changes if any Grantor does not inform the Collateral Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Agent to search for information on such changes if such information is not provided by any Grantor.

9.1.2     Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact.  If any Grantor shall fail to perform any covenants contained in this Security Agreement (including such Grantor’s covenants to (i) pay the premiums in respect of all required insurance policies under the Credit Agreement, (ii) pay and discharge any taxes, assessments and special assessments, levies, fees and governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Collateral, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of such Grantor under any Collateral) or if any representation or warranty on the part of any Grantor contained herein shall be breached, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided,  however, that the Collateral Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Grantor fails to pay or perform as and when required hereby and which such Grantor does not contest in accordance with the provisions of the Credit Agreement and the Note Purchase Agreement. Neither the provisions of this Section 9.1.2 nor any action taken by the Collateral Agent pursuant to the provisions of this Section 9.1.2 shall prevent any such failure to observe any covenant contained in this Security Agreement or any breach of any representation or warranty contained in this Security Agreement from constituting an Event of Default.

[Signature pages follow]

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IN WITNESS WHEREOF, each of the Grantors and the Collateral Agent have executed this Security Agreement as of the date first above written.

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

By:	ALLIANCE RESOURCE MANAGEMENT GP,
LLC, its Managing General Partner

By:
Name: Cary P. Marshall
Title: Vice President-Corporate Finance and
Treasurer

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[Signature Page]

ALLIANCE COAL, LLC
ALLIANCE DESIGN GROUP, LLC
ALLIANCE LAND, LLC
ALLIANCE MINERALS, LLC
ALLIANCE PROPERTIES, LLC
ALLIANCE RESOURCE PROPERTIES, LLC
ALLIANCE SERVICE, INC.
ALLIANCE WOR PROPERTIES, LLC
ARP SEBREE, LLC
ARP SEBREE SOUTH, LLC
BACKBONE MOUNTAIN, LLC
CR MACHINE SHOP, LLC
CR SERVICES, LLC
EXCEL MINING, LLC
GIBSON COUNTY COAL, LLC
HAMILTON COUNTY COAL, LLC
HOPKINS COUNTY COAL, LLC
MATRIX DESIGN GROUP, LLC
MC MINING, LLC
METTIKI COAL, LLC
METTIKI COAL (WV), LLC
MID-AMERICA CARBONATES, LLC
MT. VERNON TRANSFER TERMINAL, LLC
PENN RIDGE COAL, LLC
PONTIKI COAL, LLC
RIVER VIEW COAL, LLC
ROUGH CREEK MINING, LLC
SEBREE MINING, LLC
STEAMPORT, LLC
TUNNEL RIDGE, LLC
UC COAL, LLC
UC MINING, LLC
UC PROCESSING, LLC
WARRIOR COAL, LLC
WEBSTER COUNTY COAL, LLC
WHITE COUNTY COAL, LLC
WHITE OAK RESOURCES LLC
WOR LAND 6, LLC

By:
Name: Cary P. Marshall
Title: Vice President-Corporate Finance and
Treasurer

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[Signature Page]

MATRIX DESIGN INTERNATIONAL, LLC

By:
Name: Cary P. Marshall
Title: Authorized Agent

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[Signature Page]

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent
By:
Name:
Title:

Address for notices:

JPMorgan Chase Bank, N.A.

Loan and Agency Services Group

1111 Fannin, 8th Floor

Houston, Texas 77002

Attention:  Shadia Folahan

Facsimile:  (713) 427-6307

with a copy to:

JPMorgan Chase Bank

383 Madison Avenue

New York, NY 10179

Attention:  James Schender

Facsimile:  (212) 270-5100

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[Signature Page]

EXHIBIT A

[FORM OF] COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this [___] day of [__________], 20[__], among the Grantors listed on the signature pages hereof (“Grantors” and each, a “Grantor”), and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), in its capacity as Collateral Agent for the benefit of the Secured Parties (together with its permitted successors and assigns, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantors agreed to grant a continuing security interest in and to the Collateral, including the Copyright Collateral (as defined below), in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations, pursuant to that certain Pledge and Security Agreement, dated as of January 27, 2017 among the Grantors and the Collateral Agent (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, the Grantors are required to execute and deliver to the Collateral Agent, for the benefit of the Secured Parties, this Copyright Security Agreement.

NOW, THEREFORE, for and in consideration of the recitals made above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors hereby agree as follows:

1.     DEFINED TERMS.  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Security Agreement.

2.     GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL.  Each Grantor hereby unconditionally grants, collaterally assigns, and pledges to the Collateral Agent, for the benefit of the Secured Parties, to secure the Secured Obligations, a continuing security interest (referred to in this Copyright Security Agreement as the “Security Interest”) in such Grantor’s right, title and interest in, to the following, whether now owned or hereafter acquired or arising and wherever located (collectively, the “Copyright Collateral”):

(a)     all of such Grantor’s copyrights and copyright registrations, including (i) the copyright registrations and recordings thereof and all applications in connection therewith listed on  Schedule I; (ii) all extensions or renewals thereof; (iii) all income, license fees, royalties, damages and payments now and hereafter due or payable under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all rights corresponding thereto throughout the world; and

(b)     all products and proceeds (as that term is defined in the UCC) of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or violation of any Copyright.

3.     SECURITY FOR OBLIGATIONS.  The Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by the Grantors, or any of them, to the Collateral Agent or any Secured Party whether or not they are unenforceable or not allowable due to the existence of a Bankruptcy Event involving any Grantor.

EXHIBIT A-1

4.     SECURITY AGREEMENT.  The Security Interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interests granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Security Interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Copyright Security Agreement and the Security Agreement, the Security Agreement shall control.

5.     AUTHORIZATION TO SUPPLEMENT.  Grantors shall give the Collateral Agent prompt notice in writing of any additional United States copyright registrations or applications therefor after the date hereof as required by the Security Agreement.  Grantors hereby authorize the Collateral Agent to unilaterally modify this Copyright Security Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of the Grantors.  Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.     TERMINATION.  This Copyright Security Agreement shall terminate upon termination of the Security Agreement.

7.     COUNTERPARTS.  This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Copyright Security Agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

8.     GOVERNING LAW.  THIS COPYRIGHT SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.     INTERCREDITOR AGREEMENT.  Notwithstanding any provision to the contrary contained herein, the terms of this Copyright Security Agreement, the Liens created hereby and the rights and remedies of the Collateral Agent hereunder are subject to, and governed by, the terms of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Copyright Security Agreement, the provisions of the Intercreditor Agreement shall control.

[Remainder of this page intentionally left blank]

EXHIBIT A-2

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

EXHIBIT A-3

SCHEDULE I
TO
COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

Grantor	Country	Copyright	Registration No.	Registration Date

EXHIBIT A-4

EXHIBIT B

[FORM OF] PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this [___] day of [__________], 20[__], among the Grantors listed on the signature pages hereof (“Grantors” and each, a “Grantor”), and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), in its capacity as Collateral Agent for the benefit of the Secured Parties (together with its permitted successors and assigns, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantors agreed to grant a continuing security interest in and to the Collateral, including the Patent Collateral (as defined below), in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations, pursuant to that certain Pledge and Security Agreement, dated as of January 27, 2017 among the Grantors and the Collateral Agent (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, the Grantors are required to execute and deliver to the Collateral Agent, for the benefit of the Secured Parties, this Patent Security Agreement.

NOW, THEREFORE, for and in consideration of the recitals made above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors hereby agree as follows:

1.     DEFINED TERMS.  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Security Agreement.

2.     GRANT OF SECURITY INTEREST IN PATENT COLLATERAL.  Each Grantor hereby unconditionally grants, collaterally assigns, and pledges to the Collateral Agent, for the benefit of the Secured Parties, to secure the Secured Obligations, a continuing security interest (referred to in this Patent Security Agreement as the “Security Interest”) in such Grantor’s right, title and interest in, to the following, whether now owned or hereafter acquired or arising and wherever located (collectively, the “Patent Collateral”):

(a)     all of such Grantor’s patents and patent applications, including (i) the patents and patent applications listed on Schedule I; (ii) all renewals, continuations, divisionals, continuations-in-part, reissues and examinations thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under all licenses entered into in connection therewith and damages and payments for past, present or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all rights corresponding thereto throughout the world; and

(b)     all products and proceeds (as that term is defined in the UCC) of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or violations of any Patent or any Patent licensed under any Intellectual Property License.

3.     SECURITY FOR OBLIGATIONS.  The Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by the Grantors, or any of

EXHIBIT B-1

them, to the Collateral Agent or any Secured Party whether or not they are unenforceable or not allowable due to the existence of a Bankruptcy Event involving any Grantor.

4.     SECURITY AGREEMENT.  The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Patent Security Agreement and the Security Agreement, the Security Agreement shall control.

5.     AUTHORIZATION TO SUPPLEMENT.   If any Grantor shall obtain rights to any new patentable invention or become entitled to the benefit of any patent application or patent for any continuations, divisionals, continuations-in-part, reissues, or reexaminations of the patents or patent applications listed on Schedule I, the provisions of this Patent Security Agreement shall automatically apply thereto. The Grantors shall give prompt notice in writing to Collateral Agent with respect to any such new patent rights as required by the Security Agreement.  Without limiting Grantors’ obligations under this Section, Grantors hereby authorize the Collateral Agent to unilaterally modify this Patent Security Agreement by amending Schedule I to include any such new patent rights of Grantors.  Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.     TERMINATION.  This Patent Security Agreement shall terminate upon termination of the Security Agreement.

7.     COUNTERPARTS.  This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Patent Security Agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

8.     GOVERNING LAW.  THIS PATENT SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.     INTERCREDITOR AGREEMENT.  Notwithstanding any provision to the contrary contained herein, the terms of this Patent Security Agreement, the Liens created hereby and the rights and remedies of the Collateral Agent hereunder are subject to, and governed by, the terms of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Patent Security Agreement, the provisions of the Intercreditor Agreement shall control.

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EXHIBIT B-2

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

By:
Name:
Title:

EXHIBIT B-3

SCHEDULE I
TO
PATENT SECURITY AGREEMENT

Grantor	Title	Serial No.	Patent No.	Filing Date	Issue Date	Expiration Date

EXHIBIT B-4

EXHIBIT C

[FORM OF] TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this [___] day of [__________], 20[__], among the Grantors listed on the signature pages hereof (“Grantors” and each, a “Grantor”), and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), in its capacity as Collateral Agent for the benefit of the Secured Parties (together with its permitted successors and assigns, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantors agreed to grant a continuing security interest in and to the Collateral, including the Trademark Collateral (as defined below), in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations, pursuant to that certain Pledge and Security Agreement, dated as of January 27, 2017 among the Grantors and the Collateral Agent (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, the Grantors are required to execute and deliver to the Collateral Agent, for the benefit of the Secured Parties, this Trademark Security Agreement.

NOW, THEREFORE, for and in consideration of the recitals made above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors hereby agree as follows:

1.     DEFINED TERMS.  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Security Agreement.

2.     GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL.  Each Grantor hereby unconditionally grants, collaterally assigns, and pledges to the Collateral Agent, for the benefit of the Secured Parties, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in such Grantor’s right, title and interest in, to the following, whether now owned or hereafter acquired or arising and wherever located (collectively, the “Trademark Collateral”):

(a)     all of such Grantor’s trademarks, trade names, service marks, trade dress, logos, slogans, designs or fictitious business names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (i) those marks listed on Schedule I; (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor’s rights corresponding thereto throughout the world, and (vi) all of each Grantor’s rights corresponding thereto throughout the world; and

(b)     all products and proceeds (as that term is defined in the UCC) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement, misappropriation or dilution of any Trademark or (ii) injury to the goodwill associated with any Trademark.

EXHIBIT C-1

3.     SECURITY FOR OBLIGATIONS.  The Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by the Grantors, or any of them, to the Collateral Agent or any Secured Creditor, whether or not they are unenforceable or not allowable due to the existence of a Bankruptcy Event involving any Grantor.

4.     SECURITY AGREEMENT.  The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to the Collateral Agent, for the benefit of the Secured Creditors, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Trademark Security Agreement and the Security Agreement, the Security Agreement shall control.

5.     AUTHORIZATION TO SUPPLEMENT.   If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. The Grantors shall give prompt notice in writing to the Collateral Agent with respect to any such new trademarks or renewal or extension of any trademark registration after the date hereof as required by the Security Agreement.   Without limiting the Grantors’ obligations under this Section, the Grantors hereby authorize the Collateral Agent to unilaterally modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of the Grantors.  Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.     TERMINATION.  This Trademark Security Agreement shall terminate upon termination of the Security Agreement.

7.     COUNTERPARTS.  This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Trademark Security Agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

8.     GOVERNING LAW.  THIS TRADEMARK SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.     INTERCREDITOR AGREEMENT.  Notwithstanding any provision to the contrary contained herein, the terms of this Trademark Security Agreement, the Liens created hereby and the rights and remedies of the Collateral Agent hereunder are subject to, and governed by, the terms of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Trademark Security Agreement, the provisions of the Intercreditor Agreement shall control.

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EXHIBIT C-2

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

By:
Name:
Title:

EXHIBIT C-3

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Grantor	Country	Trademark	Application / Registration No.	Application / Registration Date

EXHIBIT C-4

ANNEX I

to

PLEDGE AND SECURITY AGREEMENT

[FORM OF] SECURITY AGREEMENT SUPPLEMENT

Security Agreement Supplement No. [__] (this “Security Agreement Supplement”) dated as of [________ __], 20[__], to the Pledge and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), dated as of January 27, 2017, made by each of Alliance Resource Operating Partners, L.P., a Delaware limited partnership (the “Company”) and the other Subsidiaries of the Company listed on the signature pages thereto (together with the Company, the “Grantors”) (each an “Initial Grantor”, and together with any additional Subsidiaries, including the undersigned, which become parties thereto by executing a Supplement in substantially the form hereof, collectively, the “Grantors”), in favor of JPMorgan Chase Bank, N.A. (“JPMorgan”), in its capacity as collateral agent for the Secured Parties (in such capacity, together with its permitted successors and assigns, the  “Collateral Agent”).

PRELIMINARY STATEMENTS:

A.     Reference is made to (i) that certain Fourth Amended and Restated Credit Agreement, dated as of January 27, 2017 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), by, among others, the Company, the lenders party thereto (the “Lenders”), and JPMorgan, as administrative agent (the “Credit Agreement Administrative Agent”); (ii) that certain Note Purchase Agreement, dated as of June 26, 2008 (as amended by that certain Amendment to Note Purchase Agreement, dated as of the date hereof), among the Company, as issuer, the purchasers of the Senior Notes party thereto, and the other purchasers identified therein, pursuant to which, inter alia, the Company’s 6.72% Senior Notes, Series B, due June 26, 2018, in the original principal amount of $145,000,000 were issued, and (iii) that certain Second Amended and Restated Intercreditor Agreement, dated as of January 27, 2017 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Intercreditor Agreement”), among the Collateral Agent the Credit Agreement Administrative Agent and the Consenting Noteholders (as defined in the Note Purchase Agreement), and acknowledged and agreed by the Initial Grantors.

B.     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

C.     Section 8.20 of the Security Agreement provides that additional Subsidiaries of the Grantors may become Grantors under the Security Agreement by execution and delivery of an instrument substantially in the form of this Security Agreement Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Security Agreement Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Advances and as consideration for Advances previously made and to induce the Issuing Banks to issue additional Letters of Credit.

Accordingly, the Collateral Agent and the New Grantor agree as follows:

1.     In accordance with Section 8.20 of the Security Agreement, the New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and the New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct

ANNEX I  -1

on and as of the date hereof.  In furtherance of the foregoing, the New Grantor, as security for the full and prompt payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in and to all personal property of such New Grantor whether now owned or hereafter acquired or arising and wherever located, including such New Grantor’s right, title, and interest in and to all of such New Grantor’s Collateral (as such term is defined in the Security Agreement).  Schedule 1,  “General Information”, Schedule 2, “Intellectual Property Collateral”, Schedule 3, “Fixtures”, Schedule 4, “Pledged Collateral”, Schedule 5, “UCC Financing Statements”,  Schedule 6, “Commercial Tort Claims”, and  Schedule 7, “Deposit Accounts, Securities Accounts and Commodities Accounts”, attached hereto supplement Schedule 1, Schedule 2,  Schedule 3, Schedule 4,  Schedule 5, Schedule 6, and Schedule 7, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor.  The Security Agreement is incorporated herein by reference.  Each New Grantor hereby authorizes the Collateral Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments in any jurisdiction and in any filing office (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, in each case, at the option of the Collateral Agent, (ii) indicating such Collateral includes such assets or property “whether now owned or hereafter acquired”, (iii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iv) that contain any information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance.  The New Grantor also hereby ratifies any and all financing statements or amendments previously filed by or on behalf of the Collateral Agent in any jurisdiction.

2.     The New Grantor represents and warrants to the Collateral Agent and the Secured Parties that this Security Agreement Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3.     This Security Agreement Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

4.     Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

5.     THIS SECURITY AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Notwithstanding anything herein to the contrary, the priority of the Lien and security interest granted to the Collateral Agent pursuant to this Security Agreement Supplement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Security Agreement Supplement, the terms of the Intercreditor Agreement shall govern and control, except with respect to the scope of the assets included in Section 1 hereof.

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ANNEX I  -2

IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as
Collateral Agent

By:
Name:
Title:

ANNEX I  -3

SCHEDULE 1

PLEDGED COLLATERAL

A. CAPITAL STOCK

Issuer	Type of Entity	Beneficial Owner	Number of Shares or Units	Percent Owned

ANNEX I  -4

Issuer	Type of Entity	Beneficial Owner	Number of Shares or Units	Percent Owned

ANNEX I  -5

B. BONDS:

C. GOVERNMENT SECURITIES:

D. OTHER SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED):

F. INTERCOMPANY NOTES:

E. OTHER INSTRUMENTS:

ANNEX I  -6

Exhibit F-1
to Fourth Amended and Restated Credit Agreement

Form of Perfection Certificate

[Separately provided.]

F-1

PERFECTION CERTIFICATE

January 27, 2017

Reference is made to (i) the Fourth Amended and Restated Credit Agreement, dated as of January 27, 2017, among ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), each lender from time to time party thereto and the other financial institutions party thereto (the “Credit Agreement”) and (ii) the Pledge and Security Agreement, dated as of the date hereof, by and among the Borrower, the other Loan Parties (as defined therein) party thereto and the Administrative Agent (the “Security Agreement”).  Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the Security Agreement, as applicable.

The undersigned, a Responsible Officer of the Borrower, hereby certifies, in his/her capacity as an officer of the Borrower and not in an individual capacity, to the Administrative Agent and each other Secured Party under the Credit Agreement, on behalf of the Loan Parties, as follows:

SECTION 1.     Names.  (a) Set forth on Schedule 1(a) is (i) the exact legal name of each Loan Party, as such name appears in its certificate of organization or like document, (ii) each other legal name such Loan Party has had in the five years immediately preceding the date hereof, together with the date of the relevant name change and each other name used by each Loan Party on any filings with the Internal Revenue Service at any time within the five years immediately preceding the date hereof and (iii) a list of all other names (including trade names or similar appellations) used by each Loan Party at any time during the past five years.

(b)     Except as set forth on Schedule 1(b), no Loan Party has changed its identity or corporate structure or entered into a similar reorganization in any way within the five years immediately preceding the date hereof.  Changes in identity or corporate structure would include mergers, consolidations and acquisitions of all or substantially all of the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) a Person or other acquisitions of material assets outside the ordinary course of business, as well as any change in the form, nature or jurisdiction of organization or otherwise.  With respect to any such change that has occurred within the five years immediately preceding the date hereof, Schedule 1(b) sets forth the information required by Sections 1(a)(i), 2(a)(i) and 2(a)(iii) of this Perfection Certificate as to each acquiree or constituent party to such merger, consolidation or acquisition.

SECTION 2.     Jurisdictions and Locations.  (a) Set forth on Schedule 2(a) is (i) the jurisdiction of organization and the form of organization of each Loan Party, (ii) the organizational identification number, if any, of such Loan Party assigned by such jurisdiction and the Federal Taxpayer Identification Number of such Loan Party, (iii) the address of the chief executive office of such Loan Party, (iv) if different from the location listed pursuant to clause (iii), the location of

[Perfection Certificate]

its chief place of business, (v) each location where its books and records are maintained and (vi) each location where chattel paper, inventory, equipment, fixtures and/or goods are maintained.

(b)     Set forth on Schedule 2(b) is for each Loan Party (i) the name and location of each person or entity (other than a Loan Party) that has or may have possession of any inventory, equipment, fixtures and/or goods of such Loan Party, and (ii) the name and location of each person or entity (other than a Loan Party) that has previously had possession of any inventory, equipment, fixtures and/or goods of such Loan Party during the past four months.

SECTION 3.     Unusual Transactions.  Except pursuant to any purchase, merger, consolidation, acquisition and other transactions which are listed on Schedule 1(b) hereof, all Collateral has been originated by the Loan Parties in the ordinary course of business or consists of goods which have been acquired by such Loan Party in the ordinary course of business from a person in the business of selling goods of that kind.

SECTION 4.     Cash, Accounts and Investment Property.  (a) Set forth on Schedule 4(a) is for each Loan Party all cash, money, currency and all deposit accounts, including demand, time, savings, passbooks or similar accounts maintained with banks, savings and loan associations, or other financial institutions of such Loan Party.

(b)     Set forth on Schedule 4(b) is for each Loan Party all investment property (as defined in the Uniform Commercial Code as in effect in the State of New York), including, without limitation, all securities, security entitlements, security accounts, commodity contracts and commodity accounts (as each such term is defined in the Uniform Commercial Code as in effect in the State of New York), whether or not evidenced by certificates or instruments, and all of the certificates and instruments, if any, representing or evidencing such investment property and all security therefor of such Loan Party, in each case, other than the type required to be listed on Schedule 6.

SECTION 5.     Stock Ownership and other Equity Interests.  Set forth on Schedule 5 is a true and correct list, for each Loan Party, of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interests owned, beneficially or of record, by such Loan Party, specifying the issuer and certificate number (if any) of, the class of, and the number and percentage of ownership represented by, such Equity Interests and setting forth the percentage of such Equity Interests pledged under the Security Agreement.

SECTION 6.     Instruments, Tangible Chattel Paper and Letter of Credit Rights.  (a) Set forth on Schedule 6(a) is a true and correct list of all promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, electronic chattel paper and other evidence of indebtedness, in each case in excess of $250,000, held by each Loan Party as of the date hereof, including all inter-Loan Party notes between or among any two or more Loan Parties or any Loan Party and any of the Loan Parties’ Subsidiaries, in each case, that are required to be pledged under the Credit Agreement and Collateral Documents.

(b)     Set forth on Schedule 6(b) is a true and correct list of all Letters of Credit issued in favor of each Loan Party in a maximum available amount in excess of $250,000, as beneficiary thereunder.

SECTION 7.     Real Property.  (a) Set forth on Schedule 7(a) is a true and correct list of real property (including coal and surface properties, identified by Mining Facility and, for surface property, use and/or improvements located thereon) material to the operation of an active Mining Facility(8) owned by a Loan Party on the Effective Date to be encumbered by a Mortgage and fixture filing in accordance with the Collateral Documents (such real property, the “Mortgaged Property”).

(8)       Active Mining Facilities are those Mining Facilities to which post 2016 revenues are attributable in the Loan Parties’ current five year mining plan.

[Perfection Certificate]

(b) Except as described in Schedule 7(b) attached hereto, no Loan Party has entered into any leases, subleases, tenancies, franchise agreements, licenses or other occupancy arrangements as owner, lessor or grantor with any Person other than another Loan Party with respect to any of the real property described in Schedule  7(a).

SECTION 8.     Intellectual Property.  (a) Set forth on Schedule 8(a) is a true and correct list, with respect to each Loan Party, of all patents and patent applications owned by such Loan Party (except, for the avoidance of doubt, as otherwise indicated on Schedule 8(a)), including the name of the owner, title, registration or application number of any registrations or applications.

(b)     Set forth on Schedule 8(b) is a true and correct list, with respect to each Loan Party, of all trademark registrations and applications owned by such Loan Party (except, for the avoidance of doubt, as otherwise indicated on Schedule 8(b)), including the name of the registered owner and the registration or application number of any registrations and applications.

(c)     Set forth on Schedule 8(c) is a true and correct list, with respect to each Loan Party, of all copyright registrations and applications owned by such Loan Party (except, for the avoidance of doubt, as otherwise indicated on Schedule 8(c)), including the name of the registered owner, title and the registration or serial number of any copyright registrations.

SECTION 9.     Commercial Tort Claims.  Set forth on Schedule 9 is a true and correct list of commercial tort claims in excess of $250,000 held by each Loan Party, including a brief description thereof.

SECTION 10.     Mining Facilities; Mining Leases.  Set forth on Schedule 10(a) is a true and correct list of (a) the locations of the Loan Parties’ active Mining Facilities and Support Facilities (as defined below) owned, leased or operated by a Loan Party and (b) all material properties that are required for the business and operations of the Loan Parties other than those included on Schedule 7(a) or 10(b). “Support Facilities” means facilities owned, leased or operated by a Loan Party on which operations material to the support of the Loan Parties’ active Mining Facilities are conducted.  Schedule 10(b) hereto sets forth a true and correct list of all Mining Leases associated with the active Mining Facilities to which a Loan Party is a party, showing as to each such leasehold, the mine with which it is associated, the lessor, lessor address, lease expiration date and annual rent payable.

[Signature page follows]

[Perfection Certificate]

IN WITNESS WHEREOF, the undersigned has duly executed this Perfection Certificate on the date above first written.

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

By:	ALLIANCE RESOURCE MANAGEMENT GP,
LLC, its Managing General Partner

By:
Name: Cary P. Marshall
Title: Vice President-Corporate Finance and
Treasurer

[Signature Page to Perfection Certificate]

SCHEDULE 1(a)

Legal Names

Loan Party’s Exact Legal Name	Former Legal Names (including date of change)	Prior Name

SCHEDULE 1(b)

Name Change/Reorganizations

Loan Party	Change in Identity, Change in Corporate Structure, Reorganization (including date of change)

SCHEDULE 2(a)

Jurisdictions and Locations

Loan Party(9)	Jurisdiction of Organization	Form of Organization	Organizational Identification Number (if any)	Federal Taxpayer Identification Number (if any)	Chief Executive Office Address (including county)	Chief Place of Business Address (including county)	Book and Records Address (including county)	Inventory, Equipment, Etc. Address (including county)

(9)  Indicate whether any of the locations listed above is a previously maintained location

SCHEDULE 2(b)

Outside Locations of Collateral

Loan Party(10)	Outside Locations of Collateral

(10)  Indicate whether any of the locations listed above is a previously maintained location

SCHEDULE 4(a)

Cash; Accounts

Loan Party	Bank or Broker	Address	Account No.	Account Type

SCHEDULE 4(b)

Investment Property

Loan Party	Bank or Broker	Address	Account No.	Account Type

Loan Party	Description of Investment Property

SCHEDULE 5

Equity Interests

Loan Party	Issuer	Class of Equity Interest	Par Value	Certificate No(s)	Number of Shares	Percentage of Outstanding Shares	Percentage of Ownership Pledged

SCHEDULE 6(a)

Instruments and Tangible Chattel Paper

1.Promissory Notes:

Holder	Debtor	Principal Amount	Date of Issuance	Interest Rate	Maturity Date	Pledged [Yes/No]

2.Chattel Paper:

SCHEDULE 6(b)

Letter of Credit Rights

Issuer	Beneficiary	Principal Amount	Date of Issuance	Maturity Date

SCHEDULE 7(a)

Real Property to Be Encumbered by a Mortgage and Fixture Filing in Accordance with the

Collateral Documents

Record Owner	Common Name and Address	Owned, Leased or Other Interest	Landlord/Owner if Leased or Other Interest	Description of Lease or Other Documents Evidencing Interests	Purpose/ Use

SCHEDULE 7(b)

Leases, Subleases, Tenancies, Franchise Agreements, Licenses or other Occupancy Agreements Pursuant to which any Loan Party holds Owner or Grantor Interest with Respect to Real Property Described in Schedule 7(a)

SCHEDULE 8(a)

Patents

See attached Schedule 8(a).

SCHEDULE 8(b)

Trademarks

See attached Schedule 8(a).

SCHEDULE 8(c)

Copyrights

None.

SCHEDULE 9

Commercial Tort Claims

SCHEDULE 10(a)

Locations of Mines and Mining Facilities

Description/Title of Document	Date	Parties	Brief Legal Description	Recording Information	Owned or Leased	Subject to Mortgage

SCHEDULE 10(b)

Mining Leases

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-1-1

Exhibit F-2
to Fourth Amended and Restated Credit Agreement

Form of Perfection Certificate Supplement

[•], 20[•]

Reference is made to (i) the Fourth Amended and Restated Credit Agreement, dated as of January 27, 2017, among ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), each lender from time to time party thereto and the other financial institutions party thereto (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and (ii) the Pledge and Security Agreement, dated as of January 27, 2017, by and among the Borrower, the other Loan Parties (as defined therein) party thereto and the Administrative Agent (the “Security Agreement”). This Perfection Certificate Supplement is delivered pursuant to Section 5.01(i)(i)(D) of the Credit Agreement. Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the Security Agreement, as applicable.

The undersigned, a Responsible Officer of the Borrower, hereby certifies, in his/her capacity as an officer of the Borrower and not in an individual capacity, to the Administrative Agent and each other Secured Party under the Credit Agreement, on behalf of the Loan Parties, that, as of the date hereof, there has been no change in the information described in the Perfection Certificate delivered on the Effective Date (as supplemented by any perfection certificate supplements delivered prior to the date hereof, collectively, the “Prior Perfection Certificates”), other than as follows:

SECTION 1.     Names.  (a) Except as listed on Schedule 1(a) attached hereto, (i) Schedule 1(a) to the Prior Perfection Certificates sets forth the exact legal name of each Loan Party, as such name appears in its respective certificate of incorporation or like organizational document; (ii) no Loan Party has had, since the date on which the Prior Perfection Certificates were delivered, any other name on any filings with the Internal Revenue Service; (iii) no Loan Party has had in the past five years immediately preceding the date hereof any other corporate or organizational names other than as set forth on Schedule 1(a) to the Prior Perfection Certificates; and (iv) no Loan Party has used any other names (including trade names or similar appellations) at any time during the past five years, except for such other names (including trade names or similar appellations) set forth on the Schedule 1(a) to the Prior Certificates.

(b) Except as listed on Schedule 1(b) attached hereto, or in Schedule 1(b) of the Prior Perfection Certificates, no Loan Party has in any way, since the date on which the Prior Perfection Certificates were delivered, changed its identity or corporate structure or entered into a similar reorganization in any way within the five years immediately preceding the date hereof. Changes in identity or corporate structure would include mergers, consolidations and acquisitions of all or substantially all of the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of a Person) or other acquisitions of material assets outside the ordinary course of business, or any change in the form, nature or jurisdiction of organization or otherwise.

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-1

SECTION 2.     Jurisdictions and Current Locations.  (a) Except as listed on Schedule 2(a) attached hereto, Schedule 2(a) of the Prior Perfection Certificates set forth (i) the jurisdiction of organization and the form of organization of each Loan Party, (ii) the organizational identification number, if any, of such Loan Party assigned by such jurisdiction and the Federal Taxpayer Identification Number of such Loan Party, (iii) the address of the chief executive office of such Loan Party, (iv) if different from the location listed pursuant to clause (iii), the location of its chief place of business, (v) each location where its books and records are maintained and (vi) each location where chattel paper, inventory, equipment, fixtures and/or goods are maintained.

(b) Except as listed on Schedule 2(b) attached hereto, Schedule 2(b) of the Prior Perfection Certificates set forth, for each Loan Party, (i) the name and location of each person or entity (other than a Loan Party) that has or may have possession of any inventory, equipment, fixtures and/or goods of such Loan Party, and (ii) the name and location of each person or entity (other than a Loan Party) that has previously had possession of any inventory, equipment, fixtures and/or goods of such Loan Party during the past four months.

SECTION 3.     Unusual Transactions.  Except pursuant to any purchase, merger, consolidation, acquisition and other transactions described in Schedule 3 attached hereto or in Schedule 1(b) or Schedule 3 of the Prior Perfection Certificates, all Collateral has been originated by the Loan Parties in the ordinary course of business or consists of goods which have been acquired by such Loan Party in the ordinary course of business from a person in the business of selling goods of that kind.

SECTION 4.     Cash, Accounts and Investment Property. (a) Except as listed on Schedule 4(a) attached hereto, Schedule 4(a) of the Prior Perfection Certificates set forth for each Loan Party all cash, money, currency and all deposit accounts, including demand, time, savings, passbooks or similar accounts maintained with banks, savings and loan associations, or other financial institutions of such Loan Party.

(b)     Except as listed on Schedule 4(a) attached hereto, Schedule 4(a) of the Prior Perfection Certificates set forth all investment property (as defined in the Uniform Commercial Code as in effect in the State of New York), including, without limitation, all securities, security entitlements, security accounts, commodity contracts and commodity accounts (as each such term is defined in the Uniform Commercial Code as in effect in the State of New York), whether or not evidenced by certificates or instruments, and all of the certificates and instruments, if any, representing or evidencing such investment property and all security therefor of such Loan Party, in each case, other than the type required to be listed on Schedule 6.

SECTION 5.     Stock Ownership and other Equity Interests. Except as listed on Schedule 5 attached hereto, Schedule 5 of the Prior Perfection Certificates set forth a true and correct list, for each Loan Party, of all of the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interests owned, beneficially or of record, by such Loan Party, specifying the issuer and certificate number (if any) of, the class of, and the number and percentage of ownership represented by, such Equity Interests and setting forth the percentage of such Equity Interests pledged under the Security Agreement.

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-2

SECTION 6.     Instruments, Tangible Chattel Paper and Letter of Credit Rights. Except as listed on Schedule 6(a) attached hereto, Schedule 6(a) of the Prior Perfection Certificates set forth a true and correct list of all promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, electronic chattel paper and other evidence of indebtedness, in each case in excess of $250,000, held by each Loan Party as of the date hereof, including all inter-Loan Party notes between or among any two or more Loan Parties or any Loan Party and any of the Loan Parties’ Subsidiaries, in each case, that are required to be pledged under the Credit Agreement and Collateral Documents.

(b)     Except as listed on Schedule 6(b) attached hereto, Schedule 6(b) of the Prior Perfection Certificates set forth a true and correct list of all Letters of Credit issued in favor of each Loan Party in a maximum available amount in excess of $250,000, as beneficiary thereunder.

SECTION 7.     Real Property.  (a) Except as listed on Schedule 7(a) attached hereto, Schedule 7(a) of the Prior Perfection Certificates set forth a true and correct list of real property (including coal and surface properties, identified by Mining Facility and, for surface property, use and/or improvements located thereon) material to the operation of an active Mining Facility(11) owned by a Loan Party on the Effective Date to be encumbered by a Mortgage and fixture filing in accordance with the Collateral Documents (such real property, the “Mortgaged Property”).

(11)     Active Mining Facilities are those Mining Facilities to which post 2016 revenues are attributable in the Loan Parties’ current five year mining plan.

(b) Except as described in Schedule 7(b) attached hereto, or in Schedule 7(b) of any of the Prior Perfection Certificates, no Loan Party has entered into any leases, subleases, tenancies, franchise agreements, licenses or other occupancy arrangements as owner, lessor or grantor with any Person other than another Loan Party with respect to any of the real property described in Schedule 7(a) attached hereto or Schedule 7(a) of each Prior Perfection Certificate.

SECTION 8.     Intellectual Property. Except as listed on Schedule 8(a) attached hereto, Schedule 8(a) of the Prior Perfection Certificates set forth a true and correct list, with respect to each Loan Party, of all patents and patent applications owned by such Loan Party, including the name of the owner, title, registration or application number of any registrations or applications.

(b)     Except as listed on Schedule 8(b) attached hereto, Schedule 8(b) of the Prior Perfection Certificates set forth a true and correct list, with respect to each Loan Party, of all trademark registrations and applications owned by such Loan Party, including the name of the registered owner and the registration or application number of any registrations and applications.

(c)     Except as listed on Schedule 8(c) attached hereto, Schedule 8(c) of the Prior Perfection Certificates set forth a true and correct list, with respect to each Loan Party, of all copyright registrations and applications owned by such Loan Party, including the name of the registered owner, title and the registration or serial number of any copyright registrations.

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-3

SECTION 9.     Commercial Tort Claims.  Except as listed on Schedule 9 attached hereto, Schedule 9 of the Prior Perfection Certificates set forth a true and correct list a true and correct list of all commercial tort claims in excess of $250,000 held by each Loan Party, including a brief description thereof.

SECTION 10.     Mining Facilities; Mining Leases.  Except as listed on Schedule 10(a) attached hereto,  Schedule 10(a) of the Prior Perfection Certificates set forth a true and correct list of (a) the locations of the Loan Parties’ active Mining Facilities and Support Facilities (as defined below) owned, leased or operated by a Loan Party and (b) all material properties that are required for the business and operations of the Loan Parties other than those included on Schedule 7(a) or 10(b). “Support Facilities” means facilities owned, leased or operated by a Loan Party on which operations material to the support of the Loan Parties’ active Mining Facilities are conducted.  Schedule 10(b) hereto sets forth a true and correct list of all Mining Leases associated with the active Mining Facilities to which a Loan Party is a party, showing as to each such leasehold, the mine with which it is associated, the lessor, lessor address, lease expiration date and annual rent payable.

[Signature page follows]

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-4

IN WITNESS WHEREOF, the undersigned has duly executed this Perfection Certificate Supplement on the date above first written.

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

By:	ALLIANCE RESOURCE MANAGEMENT GP,
LLC, its Managing General Partner

By:
Name: Cary P. Marshall
Title: Vice President-Corporate Finance and
Treasurer

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-1

SCHEDULE 1(a)

Legal Names

Loan Party’s Exact Legal Name	Former Legal Names (including date of change)	Prior Name

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-2

SCHEDULE 1(b)

Name Change/Reorganizations

Loan Party	Change in Identity, Change in Corporate Structure, Reorganization (including date of change)

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-3

SCHEDULE 2(a)

Jurisdictions and Locations

Loan Party(12)	Jurisdiction of Organization	Form of Organization	Organizational Identification Number (if any)	Federal Taxpayer Identification Number (if any)	Chief Executive Office Address (including county)	Chief Place of Business Address (including county)	Book and Records Address (including county)	Inventory, Equipment, Etc. Address (including county)

(12)  Indicate whether any of the locations listed above is a previously maintained location

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-4

SCHEDULE 2(b)

Outside Locations of Collateral

Loan Party(13)	Outside Locations of Collateral

(13)  Indicate whether any of the locations listed above is a previously maintained location

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-5

SCHEDULE 4(a)

Cash; Accounts

Loan Party	Bank or Broker	Address	Account No.	Account Type

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-6

SCHEDULE 4(b)

Investment Property

Loan Party	Bank or Broker	Address	Account No.	Account Type

Loan Party	Description of Investment Property

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-7

SCHEDULE 5

Equity Interests

Loan Party	Issuer	Class of Equity Interest	Par Value	Certificate No(s)	Number of Shares	Percentage of Outstanding Shares	Percentage of Ownership Pledged

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-8

SCHEDULE 6(a)

Instruments and Tangible Chattel Paper

1.Promissory Notes:

Holder	Debtor	Principal Amount	Date of Issuance	Interest Rate	Maturity Date	Pledged [Yes/No]

2.Chattel Paper:

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-9

SCHEDULE 6(b)

Letter of Credit Rights

Issuer	Beneficiary	Principal Amount	Date of Issuance	Maturity Date

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-10

SCHEDULE 7(a)

Real Property to Be Encumbered by a Mortgage and Fixture Filing in Accordance with the

Collateral Documents

Record Owner	Common Name and Address	Owned, Leased or Other Interest	Landlord/Owner if Leased or Other Interest	Description of Lease or Other Documents Evidencing Interests	Purpose/ Use

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-11

SCHEDULE 7(b)

Leases, Subleases, Tenancies, Franchise Agreements, Licenses or other Occupancy Agreements Pursuant to which any Loan Party holds Owner or Grantor Interest with Respect to Real Property Described in Schedule 7(a)

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-12

SCHEDULE 8(a)

Patents

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-13

SCHEDULE 8(b)

Trademarks

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-14

SCHEDULE 8(c)

Copyrights

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-15

SCHEDULE 9

Commercial Tort Claims

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-16

SCHEDULE 10(a)

Locations of Mines and Mining Facilities

Description/Title of Document	Date	Parties	Brief Legal Description	Recording Information	Owned or Leased	Subject to Mortgage

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-17

SCHEDULE 10(b)

Mining Leases

Alliance Resource

Fourth Amended and Restated Credit Agreement

F-2-18

Exhibit G
to Fourth Amended and Restated Credit Agreement

Form of Solvency Certificate

ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), hereby certifies that the person executing this certificate (this “Solvency Certificate”), [Brian Cantrell], is the Chief Financial Officer (or person performing a similar function) of the Borrower and that such officer (or such person) is duly authorized to execute this Solvency Certificate, which is hereby delivered on behalf of the Borrower and its Subsidiaries pursuant to Section 3.01(a)(xiv) of the Fourth Amended and Restated Credit Agreement, dated as of January 27, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein, unless otherwise defined herein, being used herein as therein defined), among the Borrower, the lenders party thereto, the Issuing Banks, the Swing Line Bank, JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent for the Lenders, and the other parties named therein and a party thereto as a syndication agent, a joint lead arranger, a joint bookrunner or documentation agent.

The Borrower further certifies that such officer (or such person) is generally familiar with the properties, businesses and assets of the Borrower and its Subsidiaries and has carefully reviewed the Loan Documents, the Related Documents and the contents of this Solvency Certificate and, in connection herewith, has reviewed such other documentation and information and has made such investigation and inquiries as the Borrower and such officer deem necessary and prudent therefor.  The Borrower further certifies that the financial information and assumptions that underlie and form the basis for the representations and certifications made in this Solvency Certificate were reasonable when made and were made in good faith and continue to be reasonable as of the date hereof.

The Borrower has entered into the Credit Agreement, under which the Lenders intend to make available to the Borrower a revolving credit facility of up to $700,000,000 and a term loan facility of up to $250,000,000, in each case, for general corporate business or working capital purposes of the Borrower and its Subsidiaries, as set forth in the Credit Agreement.

To secure the payment of the Obligations of the Loan Parties under and in respect of the Loan Documents, each Subsidiary Guarantor is unconditionally and irrevocably guaranteeing all of the Obligations of each of the other Loan Parties under and in respect of the Loan Documents pursuant to the terms of the Subsidiary Guaranty, subject to the limitations set forth therein.

The Borrower understands that the Administrative Agent and the Lenders are relying upon the truth and accuracy of this Solvency Certificate in connection with the transactions contemplated by the Loan Documents.

The Borrower hereby further certifies that:

1.     The Borrower has reviewed the projected Consolidated balance sheets, income statements and statements of cash flows of the Loan Parties prepared by its management,

Alliance Resource

Fourth Amended and Restated Credit Agreement

including projected balance sheets, income statements and statements of cash flows of the Borrower and its Subsidiaries on an annual basis for each of its Fiscal Years through the date set forth in clause (a) of the definition of Termination Date (collectively, the “Projected Financial Statements”), which were prepared on the basis of the estimates and assumptions stated therein, a copy of which Projected Financial Statements were furnished to the Administrative Agent and the Lenders.  The Borrower believes that the Projected Financial Statements were prepared in good faith and represent a reasonable estimate of its future financial performance and the future financial performance of its Subsidiaries and are reasonable in light of the business conditions existing on the date hereof.  On the date hereof, immediately before and immediately after giving effect to the consummation of the Transaction and the other transactions contemplated by the Credit Agreement and the other Transaction Documents, the fair value of the property and assets of each of the Borrower, individually, and of the Borrower and its Subsidiaries, taken as a whole, is greater than the total amount of liabilities (including contingent, subordinated, absolute, fixed, matured or unmatured and liquidated or unliquidated liabilities) of each of the Borrower, individually, and of the Borrower and its Subsidiaries, taken as a whole, respectively.

2.     On the date hereof, immediately before and immediately after giving effect to the consummation of the Transaction and the execution of the Transaction Documents, the present fair saleable value of the property and assets of each of the Borrower, individually, and of the property and assets of the Borrower and its Subsidiaries, taken as a whole, exceeds the amount that will be required to pay the probable liabilities of the Borrower, individually, and of the Borrower and its Subsidiaries, taken as a whole, respectively, on its or their debts as they become absolute and matured.

3.     On the date hereof, immediately before and immediately after giving effect to the consummation of the Transaction and the execution of the Transaction Documents, neither the Borrower, individually, nor the Borrower and its Subsidiaries, taken as a whole, is engaged in business or in a transaction, or is about to engage in business or in a transaction, for which its or their property and assets would constitute unreasonably small capital.

4.     The Borrower does not intend or believe that it, either individually or together with its Subsidiaries, taken as a whole, will incur debts and liabilities that will be beyond its or their ability to pay such debts or liabilities as they mature.

5.     The Borrower does not intend, in consummating the Transaction and the execution of the Transaction Documents, to hinder, delay or defraud either present or future creditors or any other Person to which the Borrower is or, on or after the date hereof, will become indebted.

6.     In reaching the conclusions set forth in this Solvency Certificate, the Borrower has considered, among other things:

(a)     the cash and other current assets of the Borrower and its respective Subsidiaries reflected in the financial statements delivered to the Administrative Agent and the Lenders;

Alliance Resource

Fourth Amended and Restated Credit Agreement

(b)     all of the unliquidated and contingent liabilities of the Borrower and its Subsidiaries, including, without limitation, any claims arising out of pending or, to the best knowledge of the undersigned, threatened litigation against the Borrower or any of its Subsidiaries or any of their respective property and assets and, in so doing, the Borrower has computed the amount of each such unliquidated or contingent liability as the amount that, in light of all of the facts and circumstances existing on the date hereof, represents the amount that can reasonably be expected to become an actual or matured liability;

(c)     all of the obligations and liabilities of the Borrower and its Subsidiaries, whether matured or unmatured, liquidated or unliquidated, disputed or undisputed, secured or unsecured, subordinated, absolute, fixed or contingent, including, without limitation, any claims arising out of pending or, to the best knowledge of the undersigned, threatened litigation against the Borrower or any of its Subsidiaries or any of their respective property and assets;

(d)     historical and anticipated growth in the sales volume of the Borrower and its Subsidiaries and in the income stream generated by the Borrower and its Subsidiaries as reflected in, among other things, the cash flow statements comprising part of the Projected Financial Statements;

(e)     the customary sales terms and the trade payables and other accounts payable of the Borrower and its Subsidiaries;

(f)     the amount of the credit extended by suppliers and to customers of the Borrower and its Subsidiaries;

(g)     the mandatory commitment reduction requirements and the amortization requirements set forth in the Credit Agreement and the anticipated interest payable on the Advances made from time to time under the Credit Agreement;

(h)     the level of capital of the Borrower and its Subsidiaries and, to the extent that the Borrower has knowledge thereof, other entities engaged in the same or a similar business as the businesses of the Borrower and its Subsidiaries; and

(i)     the Projected Financial Statements.

Delivery of an executed signature page to this Solvency Certificate by telecopier shall be effective as delivery of an original executed copy hereof.

[Signature Page Follows]

Alliance Resource

Fourth Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the Chief Financial Officer (or person performing a similar function) of the Borrower has executed this Solvency Certificate in his corporate capacity and on behalf of the Borrower and its Subsidiaries this [●] day of [●], 2017.

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

By:	ALLIANCE RESOURCE MANAGEMENT GP, LLC,
its Managing General Partner

By:
Name: [Brian Cantrell]
Title: Chief Financial Officer

Alliance Resource

Fourth Amended and Restated Credit Agreement

Exhibit H
to Fourth Amended and Restated Credit Agreement

Form of Mortgage

Exhibit H
to the Credit Agreement

PREPARED BY, RECORDING REQUESTED BY,
AND WHEN RECORDED MAIL TO:

Shearman & Sterling LLP
599 Lexington Avenue
New York, New York 10022-6069
Attention:  Malcolm K. Montgomery, Esq.
File #01476-00261

This space reserved for Recorder’s use only.

FEE [AND LEASEHOLD](14) MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING (ILLINOIS)(15)

(14)       Note:  The leasehold aspects of this mortgage will only apply for those surface properties which mortgagor is the lessee.  Note the defined term for “Leases” and “Subject Leases” are different.

(15)       Note:  This form mortgage is to be modified for mortgages/deeds of trust in states other than Illinois and remains subject to state-specific comments from Mortagor’s Illinois counsel.

by and from

[________________], “Mortgagor”

to

JPMORGAN CHASE BANK, N.A., in its capacity as Agent, “Mortgagee”

Dated as of _______, 2017

Location:
Municipality:
County:
State:Illinois
P.I.N. No.:

Alliance Resource

Fourth Amended and Restated Credit Agreement

NOTE TO RECORDER:  THIS MORTGAGE CONSTITUTES A FIXTURE FILING UNDER THE UCC (AS DEFINED HEREIN) AND IS TO BE CROSS-REFERENCED IN THE UCC RECORDS.

THE SECURED PARTY (MORTGAGEE) DESIRES THIS FIXTURE FILING TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE DESCRIBED HEREIN.  THIS MORTGAGE DOES NOT COVER AS-EXTRACTED COLLATERAL.

FEE [AND LEASEHOLD] MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING (ILLINOIS)

THIS FEE [AND LEASEHOLD] MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING (ILLINOIS) (this “Mortgage”) is dated as of [_______] by and from [____________], a Delaware limited liability company, whose address is [_______________] [insert all parties with interests in the Mining Site on which a mortgage is granted] ([list each identified mortgagor], individually and collectively, as the context may require, “Mortgagor”), to JPMORGAN CHASE BANK, N.A., a national banking association, as Collateral Agent (in such capacity, “Agent”) for the Secured Parties as defined in the Security Agreement (defined below), having an address at 1111 Fannin, 8th Floor, Houston, Texas 77002 (Agent, together with its successors and assigns, “Mortgagee”).

ARTICLE 1
DEFINITIONS

Section 1.1  Definitions.  All capitalized terms used herein without definition shall have the respective meanings ascribed to them in that certain Credit Agreement dated as of [______] [__], 2017, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time (the “Credit Agreement”), among ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (the  “Borrower”), Agent and the other Secured Parties identified therein, or if not defined in the Credit Agreement, capitalized terms used herein without definition shall have the respective meanings ascribed to them in that certain Pledge and Security Agreement by and from Borrower and the other grantors referred to therein (“Grantors”) to Agent and other Secured Parties dated as of [____] [__], 2017, as the same may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time (“Security Agreement”).  As used herein, the following terms shall have the following meanings:

(a)     “Event of Default”:  An Event of Default under and as defined in either the Credit Agreement or the Note Purchase Agreement.

(b)     “Excluded Assets” has the meaning set forth in the Security Agreement, which include, without limitation, all of Mortgagor’s right, title and interest in and to (i) any receivables and related assets that have been transferred (or subjected to a security interest) in connection with one or more receivables securitization programs permitted by Section 5.02(b)(iii)(H) of the Credit Agreement and Section 10.3(c)(viii) of the Note Purchase Agreement, (ii) Mortgagor’s interest in any goods (including returned goods), and documentation of title evidencing the shipment or storage of any goods (including returned goods), the sale of which gave rise to such receivable and related assets, (iii) all monies due or to become due with respect to any of the foregoing set forth

Alliance Resource

Fourth Amended and Restated Credit Agreement

in clauses (i) and (ii) above, (iv) all books and records related to any of the foregoing set forth in clauses (i) and (ii) above, and (iv) all collections and other proceeds of any of the foregoing set forth in clauses (i) and (ii) above that are or were received by Mortgagor.

(c)     [“Excluded Buildings” shall mean only the following building(s) located at [434 Short Creek Road, Wheeling, WV 26003: (1) the 1,600 square foot steel building commonly referred to as the “Walker Belt Shop”, as more particularly depicted as “Building 1” in the image on Exhibit D attached hereto and incorporated herein by this reference; (2) the 2,925 square foot block building with a metal sheet roof commonly referred to as the “Walker Slope/Overland Belt Bathhouse”, as more particularly depicted as “Building 2” in the image on Exhibit D; and (3) the 240 square foot steel frame shelter with a sheet metal roof, as more particularly depicted as “Building 3” in the image on Exhibit D][Hilltop Road, Morganfield, KY 42437 (a/k/a 6660 State Route 360, Morganfield, KY 42437): the 160 square foot shipping container common referred to as the “Fresh Water Lake E-House”, as more particularly depicted as “Building 9” in the image on Exhibit D attached hereto and incorporated herein by this reference].](16)

(16)        NTD:  This definition (and the exhibit it contemplates) is only applicable for the Mortgaged Properties containing buildings which have been excluded from the collateral package. If applicable, insert a sufficiently descriptive description of the building(s) and attach a corresponding Exhibit D containing a sufficiently descriptive image of the building(s); the currently bracketed buildings should be included with the applicable Mortgage for each such property.

(d)     “Financing Documents” has the meaning ascribed to it in the Intercreditor Agreement, and includes, without limitation, the Loan Documents.

(e)     “Guaranty”:  That certain Amended and Restated Subsidiary Guaranty by and from Mortgagor and the other guarantors referred to therein for the benefit of the Secured Parties dated as of [____] [_], 2017, as the same may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time.

(f)     “Indebtedness”:  (1) All indebtedness of Mortgagor to Mortgagee or any of the other Secured Parties under the Credit Agreement or any other Financing Document to which Mortgagor is a party, including, without limitation (except as otherwise set forth in Section 1(b) of the Guaranty), the sum of all (a) principal, interest and other amounts owing under or evidenced or secured by the Financing Documents, (b) principal, interest and other amounts which may hereafter be lent by Mortgagee or any of the other Secured Parties under or in connection with the Credit Agreement or any of the other Financing Documents, whether evidenced by a promissory note or other instrument which, by its terms, is secured hereby, and (c) obligations and liabilities of any nature now or hereafter existing under or arising in connection with Letters of Credit and other extensions of credit under the Credit Agreement or any of the other Financing Documents and reimbursement obligations in respect thereof, together with interest and other amounts payable with respect thereto, and (2) all other indebtedness, obligations and liabilities now or hereafter existing of any kind of Mortgagor to Mortgagee or any of the other Secured Parties under documents which recite that they are intended to be secured by this Mortgage.  The Indebtedness secured hereby includes, without limitation, all interest and expenses accruing after the commencement by or against Mortgagor or any of its affiliates of a proceeding under the Bankruptcy Code (defined below) or any similar law for the relief of debtors.  For the avoidance

Alliance Resource

Fourth Amended and Restated Credit Agreement

of doubt, the Indebtedness secured hereby shall be limited to the Secured Obligations as defined in the Security Agreement.

(g)     “Mortgaged Property”:  Subject to Section 2.2 and Section 4.4 hereof, all of Mortgagor’s right, title and interest in and to (1) the fee interest in the real property described in Exhibit A attached hereto and incorporated herein by this reference, together with any greater estate therein as hereafter may be acquired by Mortgagor (the [“Owned Land”), (2) the leasehold interest in the real property demised pursuant to the agreements described on Exhibit B-1 hereto and incorporated herein by this reference (as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time, each such agreement, a “Subject Lease” and collectively, the “Subject Leases”), together with any greater estate therein as hereafter may be acquired by Mortgagor (the “Leased Land”; the Owned Land and the Leased Land are sometimes referred to herein collectively as the](17)  “Land”), (3) all minerals (but not as-extracted minerals) owned by Mortgagor or leased to Mortgagor [(whether pursuant to the Subject Leases or otherwise)](18) and located upon, under and in the Land (including, without limitation, coal, oil, gas and other solid, liquid and gaseous hydrocarbons as well as limestone included within the Land in place), and all rights, privileges, titles and interests appurtenant and relating thereto and in connection therewith (including, without limitation, rights, privileges, titles and interests for the development, production, extraction, processing, treatment, storage, transportation and sale and other disposition of minerals and all contracts and other agreements relating to such activities as well as all contract rights, other rights to the payments of monies, chattel paper and general intangibles arising from or relating to such activities; provided, however, that the foregoing shall not apply with respect to as-extracted minerals) (collectively, the “Mineral Interests”), (4) all improvements now owned or hereafter acquired by Mortgagor, now or at any time situated, placed or constructed upon the Land, [but in each case, excluding the Excluded Buildings](19) (the  “Improvements”; the Land and Improvements are collectively referred to as the “Premises”), (5) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Mortgagor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, telephone, storm and sanitary sewer facilities and all other utilities whether or not situated in easements, and all equipment, inventory and other goods in which Mortgagor now has or hereafter acquires any rights or any power to transfer rights and that are or are to become fixtures (as defined in the UCC, defined below) related to the Land (the “Fixtures”), (6) all goods, accounts, inventory, general intangibles, instruments, documents, contract rights and chattel paper, and all other personal property of any kind or character,  including all such items as defined in the UCC, now owned or hereafter acquired by Mortgagor and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Premises (the “Personalty”), (7) all reserves, escrows or impounds required under the Credit Agreement or any of the other Financing Documents and all deposit accounts maintained by Mortgagor with respect to the Mortgaged Property (the “Deposit Accounts”), (8) all leases, subleases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant to any Person (other than Mortgagor), a possessory interest in, or the right to use, all or any part of the Mortgaged Property,

(17)  NTD:  Bracketed text is only applicable for those properties which are leased.

(18)  NTD:  Bracketed text is only applicable for those properties which are leased.

(19)  NTD:  This qualifier is only to be included for Mortgaged Properties containing building(s) which have been excluded from the collateral package.

Alliance Resource

Fourth Amended and Restated Credit Agreement

together with all related security and other deposits (the “Leases”), (9) all of the rents, revenues, royalties, income, proceeds, profits, accounts receivable, security and other types of deposits, and other benefits paid or payable by parties to the Leases for using, leasing, licensing possessing, operating from, residing in, selling or otherwise enjoying the Mortgaged Property (the “Rents”), (10) all other agreements, such as construction contracts, architects’ agreements, engineers’ contracts, utility contracts, maintenance agreements, management agreements, service contracts, listing agreements, guaranties, warranties, permits, licenses, certificates and entitlements in any way relating to the construction, use, occupancy, operation, maintenance, enjoyment or ownership of the Mortgaged Property (the “Property Agreements”), (11) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, including but not limited to the agreements identified on Exhibit B-2 hereto and incorporated herein by reference (“Appurtenances”), (12) all property tax refunds payable with respect to the Mortgaged Property (the “Tax Refunds”), (13) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof (the “Proceeds”), (14) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Mortgagor (the “Insurance”), and (15) all awards, damages, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to any condemnation or other taking (or any purchase in lieu thereof) of all or any portion of the Land, Improvements, Fixtures or Personalty (the “Condemnation Awards”).  As used in this Mortgage, the term “Mortgaged Property” shall mean all or, where the context permits or requires, any portion of the above or any interest therein.  Notwithstanding the foregoing or anything to the contrary contained in this Mortgage, the terms “Mortgaged Property”, “Land”, “Mineral Interests”, “Improvements”, “Premises”, “Fixtures”, “Personalty”, “Deposit Accounts”, “Leases”, “Rents”, “Property Agreements”, “Appurtenances”, “Tax Refunds”, “Proceeds”, “Insurance”, and Condemnation Awards” shall not include Personalty or Fixtures not owned or leased, as applicable, by Mortgagor.

(h)     “Obligations”:  All of the agreements, covenants, conditions, warranties, representations and other obligations of Mortgagor under the Credit Agreement and the other Financing Documents to which it is a party.

(i)     “UCC”:  The Uniform Commercial Code of State of Illinois or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than the State of Illinois, then, as to the matter in question, the Uniform Commercial Code in effect in that state.

ARTICLE 2
GRANT; LIMITED EXCLUSIONS; INTERCREDITOR AGREEMENT

Section 2.1  Grant.  To secure the full and timely payment of the Indebtedness and the full and timely performance of the Obligations, Mortgagor MORTGAGES, GRANTS, BARGAINS, ASSIGNS, SELLS, CONVEYS and CONFIRMS, to Mortgagee the Mortgaged Property, subject, however, only to the matters that are set forth on Exhibit C attached hereto (the “Permitted Encumbrances”) and to Permitted Liens, TO HAVE AND TO HOLD the Mortgaged Property to Mortgagee, and Mortgagor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Mortgagee, subject only to the Permitted Encumbrances and Permitted Liens.

Alliance Resource

Fourth Amended and Restated Credit Agreement

Section 2.2  Certain Limited Exclusions.  Notwithstanding anything herein to the contrary, in no event shall the Mortgaged Property (or the terms “Land”, “Mineral Interests”, “Improvements”, “Premises”, “Fixtures”, “Personalty”, “Deposit Accounts”, “Leases”, “Rents”, “Property Agreements”, “Appurtenances”, “Tax Refunds”, “Proceeds”, “Insurance”, and Condemnation Awards”) include, or the lien and security interest granted hereunder attach to, any of (i) the Excluded Assets, or (ii) the Excluded Property (as such term is defined in the Credit Agreement).

Section 2.3  Intercreditor Agreement.  Notwithstanding anything herein to the contrary, the liens and security interest granted to Mortgagee, for the benefit of the Secured Parties, pursuant to this Mortgage and the exercise of any right or remedy by Mortgagee, for the benefit of the Secured Parties, hereunder will be subject to the provisions of the Intercreditor Agreement.  In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Mortgage, the provisions of the Intercreditor Agreement shall control.

ARTICLE 3
WARRANTIES, REPRESENTATIONS AND COVENANTS

Mortgagor warrants, represents and covenants to Mortgagee as follows:

Section 3.1  Title to Mortgaged Property and Lien of this Instrument.  Mortgagor [leases the Leased Land and] owns the [Owned] Land and the remaining Mortgaged Property free and clear of any liens, claims or interests, except the Permitted Encumbrances and the Permitted Liens.  This Mortgage creates valid, enforceable first priority liens and security interests against the Mortgaged Property, subject only to Permitted Encumbrances and Permitted Liens.

Section 3.2  First Lien Status.  Mortgagor shall preserve and protect the first lien and security interest status of this Mortgage on the Mortgaged Property, except as otherwise provided in Section 3.1 above.  If any lien or security interest other than a Permitted Encumbrance or a Permitted Lien is asserted against the Mortgaged Property and can reasonably be expected to have a Material Adverse Effect, Mortgagor shall promptly, and at its expense, (a) give Mortgagee a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b) pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in compliance with the requirements of the Credit Agreement.

Section 3.3  Payment and Performance.  Mortgagor shall pay the Indebtedness when due under the Credit Agreement and the other Financing Documents and shall perform the Obligations in full when they are required to be performed.

Section 3.4  Replacement of Fixtures and Personalty.  Mortgagor shall not, without the prior written consent of Mortgagee, permit any of the Fixtures or Personalty owned or leased by Mortgagor to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or is permitted to be removed by the Credit Agreement.

Alliance Resource

Fourth Amended and Restated Credit Agreement

Section 3.5  Inspection.  Subject to the Credit Agreement, Mortgagor shall permit Mortgagee and the other Secured Parties, and their respective agents, representatives and employees, upon reasonable prior notice to Mortgagor, to inspect the Mortgaged Property and all books and records of Mortgagor located thereon and conduct such environmental and engineering studies as Mortgagee or the other Secured Parties may require, provided that [(a)] such inspections and studies shall not materially interfere with the use and operation of the Mortgaged Property[; and (b) such right shall, with respect to Leased Land, be subject to the provisions of any applicable Subject Lease](20).

(20)  NTD:  Bracketed text is only applicable if one or more leasehold interests are mortgaged.

Section 3.6  Other Covenants.  All of the covenants in the Credit Agreement are incorporated herein by reference and, together with covenants in this Article 3, shall be covenants running with the Land to the extent permitted by applicable law.

Section 3.7  Insurance; Condemnation Awards and Insurance Proceeds.

(a)     Insurance.  Except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect, Mortgagor shall maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to the Mortgaged Property against loss or damage of the kinds customarily carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses.  Each such policy of insurance shall name Mortgagee as the loss payee (or, in the case of liability insurance, an additional insured) thereunder, for the ratable benefit of the Secured Parties, shall (except in the case of liability insurance) name Mortgagee as the “mortgagee” under a so called “standard union” mortgagee endorsement and shall provide for at least 30 days’ prior written notice of any material modification or cancellation of such policy.  In addition to the foregoing, if at any time any Mortgaged Property is a Flood Hazard Property, Mortgagor shall keep and maintain, at all times flood insurance on terms and in an amount sufficient to comply with the rules and regulations promulgated under the National Flood Insurance Act of 1968 and Flood Disaster Protection Act of 1973, and otherwise in accordance with Section 5.01(d) of the Credit Agreement].(21)

(21)  NTD:  Still under review.

(b)     Condemnation Awards.  [Subject to the provisions of any applicable Subject Lease,](22) Mortgagor assigns all Condemnation Awards to Mortgagee and authorizes Mortgagee to collect and receive such Condemnation Awards for application against the Obligations and to give proper receipts and acquittances therefor, subject to the terms of the Credit Agreement.  Notwithstanding the forgoing, if there is no continuing Event of Default, Mortgagee shall at Mortgagor’s option pay the Condemnation Awards to Mortgagor and Mortgagor may use such Condemnation Awards for any restoration or repair of the Mortgaged Property occasioned by such condemnation.

(22)  NTD:  Bracketed text is only applicable if one or more leasehold interests are mortgaged.

(c)     Insurance Proceeds.  Subject to the terms of the Credit Agreement [and any applicable Subject Lease], Mortgagor assigns to Mortgagee all proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property which shall be applied to the Obligations in the manner provided in the Financing Documents.  Subject to the terms of the Credit

Alliance Resource

Fourth Amended and Restated Credit Agreement

Agreement [and any applicable Subject Lease], Mortgagor authorizes Mortgagee to collect and receive such proceeds and authorizes and directs the issuer of each of such insurance policies to make payment for all such losses directly to Mortgagee, instead of to Mortgagor and Mortgagee jointly.(23)  Notwithstanding the forgoing, if there is no continuing Event of Default, Mortgagee shall at Mortgagor’s option pay the proceeds to Mortgagor and Mortgagor may use such proceeds of insurance for the restoration or repair of the Mortgaged Property damaged, provided such restoration or repair is economically feasible and the security of this Mortgage is not thereby impaired.

(23)  NTD:  Bracketed text is applicable if one or more leasehold interests are mortgaged.

ARTICLE 4
[LEASEHOLD MORTGAGE PROVISIONS

Section 4.1  Representations; Warranties; Covenants.  Mortgagor hereby represents, warrants and covenants that:

(a)     Except in any case where the following could not, individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (1) the Subject Leases are unmodified and in full force and effect, except as set forth in Exhibit B-1 hereof, (2) all rent and other charges therein have been paid to the extent they are payable to the date hereof, (3) Mortgagor enjoys the quiet and peaceful possession of the Premises, (4) to the best of its knowledge, Mortgagor is not in default under any of the material terms thereof and there are no circumstances which, with the passage of time or the giving of notice or both, would constitute an event of default thereunder, (5) to the best of Mortgagor’s knowledge, the lessor under each Subject Lease is not in default under any of the material terms or provisions thereof on the part of lessor to be observed or performed under the applicable Subject Lease, and (6) with respect to Leased Land, Mortgagor has not previously subordinated its interest in the Mortgaged Property to the Lien or interests of any mortgagee of the fee interest of the lessor under each Subject Lease;

(b)     Mortgagor shall promptly pay, when due and payable, the rent and other charges payable pursuant to any Subject Lease, taking into account any applicable grace or cure periods, and will timely perform and observe all of the other terms, covenants and conditions required to be performed and observed by Mortgagor as lessee under any Subject Lease, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect;

(c)     As and to the extent required by Section 5.03 of the Credit Agreement, Mortgagor shall promptly notify Mortgagee in writing of any default by Mortgagor in the performance or observance of any terms, covenants or conditions on the part of Mortgagor to be performed or observed under any Subject Lease;

(d)     As and to the extent required by Section 5.03 of the Credit Agreement, Mortgagor shall, promptly upon receipt thereof, deliver a copy of each material notice given to Mortgagor by the lessor pursuant to any Subject Lease and promptly notify Mortgagee in writing

Alliance Resource

Fourth Amended and Restated Credit Agreement

of any default by the lessor of any Subject Lease in the performance or observance of any of the terms, covenants or conditions on the part of the lessor to be performed or observed thereunder;

(e)     Unless required under the terms of any Subject Lease, Mortgagor shall not, without the prior written consent of Mortgagee (which, in the case of any proposed termination or surrender, may be granted or withheld in Mortgagee’s sole and absolute discretion and, in the case of any other modification, may be granted or withheld in Mortgagee’s reasonable discretion), allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect;

(f)     If any Subject Lease shall be rejected or disaffirmed by the lessor thereunder (or by any receiver, trustee, custodian or other party who succeeds to the rights of such lessor) pursuant to the Bankruptcy Code (as hereinafter defined) or similar or successor law or right, Mortgagor covenants that it will not elect to treat such Subject Lease as terminated under 11 U.S.C. § 365(h) or any similar or successor law or right.  Upon the occurrence and during the continuance of an Event of Default, Mortgagee shall have the sole and exclusive right to make or refrain from making any such election, and Mortgagor agrees that any such election, if made by Mortgagor other than in accordance with this subsection, shall be void and of no force or effect;

(g)     Mortgagor shall, within thirty (30) days after written request from Mortgagee, use commercially reasonable efforts to obtain from the lessor and deliver to Mortgagee a certificate setting forth the name of the tenant under any Subject Lease with respect to surface properties on which Mortgagor operates facilities and stating that such Subject Lease is in full force and effect, is unmodified or, if such Subject Lease has been modified, the date of each modification (together with copies of each such modification), that no notice of termination thereof has been served on Mortgagor, stating that no default or event which with notice or lapse of time (or both) would become a default is existing under such Subject Lease (or if any such default or event is existing, specifying the nature of such default or event), stating the date to which rent has been paid, and containing such other statements and representations as may be requested by Mortgagee; provided,  however, that so long as no Event of Default shall have occurred and be continuing, no more than one (1) such certificates shall be requested during any twelve (12) month period; and

(h)     Except as permitted by and pursuant to the terms of the Credit Agreement or as may be required by the terms of any Subject Lease, Mortgagor shall not at any time subordinate its interest in the Mortgaged Property or any portion thereof to the Lien or interests of any mortgagee of the lessor’s fee interest in the Premises.

Section 4.2  No Merger.  So long as any of the Indebtedness or the Obligations remain unpaid or unperformed, the fee title to and the leasehold estate in the Premises subject to any Subject Lease shall not merge but shall always be kept separate and distinct notwithstanding the union of such estates in the lessor or Mortgagor, or in a third party, by purchase or otherwise.  If Mortgagor acquires the fee title or any other estate, title or interest in the fee interests in the real property to which any such Subject Lease shall relate, or any part thereof, the lien of this Mortgage shall attach to, cover and be a lien upon such acquired estate, title or interest and the same shall thereupon be and become a part of the Mortgaged Property with the same force and effect as if specifically encumbered herein.  Mortgagor agrees to execute all instruments and

Alliance Resource

Fourth Amended and Restated Credit Agreement

documents that Mortgagee may reasonably require to ratify, confirm and further evidence the lien of this Mortgage on the acquired estate, title or interest.  Furthermore, Mortgagor hereby appoints Mortgagee as its true and lawful attorney-in-fact to execute and deliver, following the occurrence and during the continuance of an Event of Default, all such instruments and documents in the name and on behalf of Mortgagor.  This power, being coupled with an interest, shall be irrevocable as long as any portion of the Indebtedness remains unpaid.

Section 4.3  Mortgagee as Lessee.  If any Subject Lease shall be terminated prior to the natural expiration of its term due to default by Mortgagor or any subtenant thereunder, and if, pursuant to the provisions of such Subject Lease, Mortgagee or its designee shall acquire from the lessor a new lease of the Premises, Mortgagor shall have no right, title or interest in or to such new lease or the leasehold estate created thereby, or renewal privileges therein contained.

Section 4.4  No Assignment(o)     .  Notwithstanding anything to the contrary contained herein, this Mortgage shall not constitute an assignment of any Subject Lease within the meaning of any provision thereof prohibiting its assignment and Mortgagee shall have no liability or obligation thereunder by reason of its acceptance of this Mortgage.  Mortgagee shall be liable for the obligations of the tenant arising out of any Subject Lease for only that period of time for which Mortgagee is in possession of the premises demised thereunder or has acquired, by foreclosure or otherwise, and is holding all of Mortgagor’s right, title and interest therein.  Notwithstanding anything to the contrary contained herein, this Mortgage shall not assign, and does not grant a lien in the leasehold or other estate under, any lease, license, contract, property right or agreement to which Mortgagor is a party or any of its rights or interests thereunder if and only for so long as the grant of a security interest or mortgage lien hereunder shall (A) constitute or result in a breach, termination or default under any such lease, license, contract, property right or agreement  (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law or principles of equity) or (B) be prohibited by applicable law; provided,  however, that such security interest and lien shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified above and shall also attach to any proceeds of any excluded lease, license, contract, property rights or agreement.](24)

(24)  Article 4 only applies if one or more leasehold interests are mortgaged.

ARTICLE 5
DEFAULT AND FORECLOSURE

Section 5.1  Remedies.  Upon the occurrence and during the continuance of an Event of Default, Mortgagee may, at Mortgagee’s election, exercise any or all of the following rights, remedies and recourses:

(a)     Acceleration.  Subject to any provisions of the Financing Documents providing for the automatic acceleration of the Indebtedness upon the occurrence of certain Events of Default, declare the Indebtedness to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any

Alliance Resource

Fourth Amended and Restated Credit Agreement

nature whatsoever (each of which hereby is expressly waived by Mortgagor), whereupon the same shall become immediately due and payable.

(b)     Entry on Mortgaged Property.  Subject to the provisions of any [applicable Subject Lease and] applicable law, enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto or located thereon.  If Mortgagor remains in possession of the Mortgaged Property following the occurrence and during the continuance of an Event of Default and without Mortgagee’s prior written consent, subject to the provisions of any [applicable Subject Lease and] applicable law, Mortgagee may invoke any legal remedies to dispossess Mortgagor.(25)

(25)  NTD:  Bracketed text is only applicable if one or more leasehold interests are mortgaged.

(c)     Operation of Mortgaged Property.  Subject to the provisions of any [applicable Subject Lease and](26) applicable law, hold, lease, develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Mortgagee may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Mortgagee deems necessary or desirable), and apply all Rents and other amounts collected by Mortgagee in connection therewith in accordance with the provisions of Section 5.7.

(26)  NTD:  Bracketed text is only applicable if one or more leasehold interests are mortgaged.

(d)     Foreclosure and Sale.  In accordance with applicable law, institute proceedings for the complete foreclosure of this Mortgage by judicial action, in which case the Mortgaged Property may be sold for cash or credit in one or more parcels[, subject to the provisions of any applicable Subject Lease](27).  Except as otherwise required by applicable law, with respect to any notices required or permitted under the UCC, Mortgagor agrees that ten (10) days’ prior written notice shall be deemed commercially reasonable.  At any such sale by virtue of any judicial proceedings or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim, equity, equity of redemption, and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against all other Persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor.  Mortgagee or any of the other Secured Parties may be a purchaser at such sale.  If Mortgagee or such other Secured Party is the highest bidder, Mortgagee or such other Secured Party may credit the portion of the purchase price that would be distributed to Mortgagee or such other Secured Party against the Indebtedness in lieu of paying cash.  In the event this Mortgage is foreclosed by judicial action, appraisement of the Mortgaged Property is waived.

(27)  NTD:  Bracketed text is only applicable if one or more leasehold interests are mortgaged.

(e)     Receiver.  Make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Mortgagor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, the appointment of a receiver of the Mortgaged Property, and Mortgagor irrevocably consents to such appointment.  Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be

Alliance Resource

Fourth Amended and Restated Credit Agreement

approved by the court, [and in a manner consistent with the terms of any applicable Subject Lease,](28) and shall apply such Rents in accordance with the provisions of Section 5.7.

(28)  NTD:  Bracketed text is only applicable if one or more leasehold interests are mortgaged.

(f)     Other.  [Subject to the provisions of any applicable Subject Lease,](29) exercise all other rights, remedies and recourses granted under the Financing Documents or otherwise available at law or in equity.

(29)  NTD:  Bracketed text is only applicable if one or more leasehold interests are mortgaged.

Section 5.2  Separate Sales.  [To the extent not prohibited under the terms of any applicable Subject Lease or applicable law,](30) the Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee in its sole discretion may elect.  The right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

(30)  NTD:  Bracketed text is only applicable if one or more leasehold interests are mortgaged.

Section 5.3  Remedies Cumulative, Concurrent and Nonexclusive.  Mortgagee and the other Secured Parties shall have all rights, remedies and recourses granted in the Financing Documents and available at law or equity (including the UCC), which rights (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Mortgagor or others obligated under the Financing Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Mortgagee or such other Secured Party, as the case may be, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive.  No action by Mortgagee or any other Secured Party in the enforcement of any rights, remedies or recourses under the Financing Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

Section 5.4  Release of and Resort to Collateral.  Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by the Financing Documents or their status as a first and prior lien and security interest in and to the Mortgaged Property.  For payment of the Indebtedness, Mortgagee may resort to any other security in such order and manner as Mortgagee may elect.

Section 5.5  Waiver of Redemption, Notice and Marshalling of Assets.  To the fullest extent permitted by law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Mortgagor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default or of Mortgagee’s election to exercise or the actual exercise of any right, remedy or recourse provided

Alliance Resource

Fourth Amended and Restated Credit Agreement

for under the Financing Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

Section 5.6  Discontinuance of Proceedings.  If Mortgagee or any other Secured Party shall have proceeded to invoke any right, remedy or recourse permitted under the Financing Documents and shall thereafter elect to discontinue or abandon it for any reason, Mortgagee or such other Secured Party, as the case may be, shall have the unqualified right to do so and, in such an event, Mortgagor, Mortgagee and the other Secured Parties shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Financing Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee and the other Secured Parties shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Mortgagee or any other Secured Party thereafter to exercise any right, remedy or recourse under the Financing Documents for such Event of Default.

Section 5.7  Application of Proceeds.  The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Mortgaged Property, shall be applied by Mortgagee (or the receiver, if one is appointed) in the following order unless otherwise required by applicable law:

(a)     to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation (1) receiver’s fees and expenses, including the repayment of the amounts evidenced by any receiver’s certificates, (2) court costs, (3) attorneys’ and accountants’ fees and expenses, [and] (4) costs of advertisement[, and (5) the payment of all rent and other charges under any applicable Subject Lease](31);

(31)  NTD:  Bracketed text is only applicable if one or more leasehold interests are mortgaged.

(b)     to the payment of the Indebtedness and performance of the Obligations in a manner and order consistent with Section 5.7 of the Security Agreement; and

(c)     the balance, if any, to the Persons legally entitled thereto.

Section 5.8  Occupancy After Foreclosure.  Except as otherwise required by applicable law, any sale of the Mortgaged Property or any part thereof in accordance with Section 5.1(d) will divest all right, title and interest of Mortgagor in and to the property sold.  Subject to applicable law [and any applicable Subject Lease](32), any purchaser at a foreclosure sale will receive immediate possession of the property purchased.  If Mortgagor retains possession of such property or any part thereof subsequent to such sale, Mortgagor will be considered a tenant at sufferance of the purchaser, and will, if Mortgagor remains in possession after demand to remove, be subject to eviction and removal, forcible or otherwise, with or without process of law. [Notwithstanding anything contained herein, Mortgagor shall have a period of up to thirty (30) days after consummation of a foreclosure, transfer in lieu of foreclosure or transfer of the Mortgaged Property in a bankruptcy case to remove the Excluded Buildings from the Premises.  Upon expiration of such 30-day period, any such Excluded Buildings that are not

(32)  NTD:  Bracketed text is only applicable if one or more leasehold interests are mortgaged.

Alliance Resource

Fourth Amended and Restated Credit Agreement

removed shall be deemed abandoned and ownership thereof shall be deemed vested in the owner of the Mortgaged Property without any further action of Mortgagor or any other party.](33)

(33)  NTD:  To include for Mortgaged Property containing buildings which have been excluded from the collateral package.

Section 5.9  Additional Advances and Disbursements; Costs of Enforcement.

(a)     To [the extent not prohibited under the terms of the Subject Leases, to](34) the extent applicable, upon the occurrence and during the continuance of any Event of Default, Mortgagee and each of the other Secured Parties shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Mortgagor.  All sums advanced and expenses incurred at any time by Mortgagee or any other Secured Party under this Section 5.9, or otherwise under this Mortgage or any of the other Financing Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the highest rate at which interest is then computed on any portion of the Indebtedness, and all such sums, together with interest thereon, shall be secured by this Mortgage.

(34)  NTD:  Bracketed text is only applicable if one or more leasehold interests are mortgaged.

(b)     Mortgagor shall pay all expenses (including reasonable attorneys’ fees and expenses) of or incidental to the perfection and enforcement of this Mortgage and the other Financing Documents, or the enforcement, compromise or settlement of the Indebtedness or any claim under this Mortgage and the other Financing Documents, and for the curing thereof, or for defending or asserting the rights and claims of Mortgagee in respect thereof, by litigation or otherwise.

Section 5.10  No Mortgagee in Possession.  Neither the enforcement of any of the remedies under this Article 5, the assignment of the Rents and Leases under Article  6, the security interests under Article 7, nor any other remedies afforded to Mortgagee under the Financing Documents, at law or in equity shall cause Mortgagee or any other Secured Party to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Mortgagee or any other Secured Party to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

ARTICLE 6
ASSIGNMENT OF RENTS AND LEASES

Section 6.1  Assignment.  In furtherance of and in addition to the assignment made by Mortgagor in Section 2.1 of this Mortgage, Mortgagor hereby absolutely and unconditionally assigns, sells, transfers and conveys to Mortgagee all of its right, title and interest in and to all Leases, whether now existing or hereafter entered into, and all of its right, title and interest in and to all Rents.  This assignment is an absolute assignment and not an assignment for additional security only.  So long as no Event of Default shall have occurred and be continuing, Mortgagor shall have a revocable license from Mortgagee to exercise all rights extended to the landlord under the Leases, including the right to receive and collect all Rents and to hold the Rents

Alliance Resource

Fourth Amended and Restated Credit Agreement

in trust for use in the payment and performance of the Obligations and to otherwise use the same.  The foregoing license is granted subject to the conditional limitation that no Event of Default shall have occurred and be continuing.  Upon the occurrence and during the continuance of an Event of Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Obligations or solvency of Mortgagor, the license herein granted shall automatically expire and terminate, without notice to Mortgagor by Mortgagee (any such notice being hereby expressly waived by Mortgagor to the extent permitted by applicable law).

Section 6.2  Perfection Upon Recordation.  Mortgagor covenants that upon recordation of this Mortgage Mortgagee shall have, to the extent permitted under applicable law, a valid and fully perfected, first priority, present assignment of the Rents arising out of the Leases and all security for such Leases.  Mortgagor acknowledges and agrees that upon recordation of this Mortgage Mortgagee’s interest in the Rents shall be deemed to be fully perfected, “choate” and enforced as to Mortgagor and all third parties following recovery of possession of the Mortgaged Property by Mortgagee.  For purposes of this Section 6.2, “possession” shall mean any one of the following to the extent permitted by applicable law:  (a) actual possession of the Mortgaged Property or (b) taking affirmative actions to gain possession of the Mortgaged Property that would constitute constructive possession of the Mortgaged Property such as court authorization to collect Rents or appointment of a receiver.  To the extent permitted by applicable law, Mortgagee shall have the right to collect Rents without taking possession of the Mortgaged Property.

Section 6.3  Bankruptcy Provisions.  Without limitation of the absolute nature of the assignment of the Rents hereunder, Mortgagor and Mortgagee agree that (a) this Mortgage shall constitute a “security agreement” for purposes of Section 552(b) of Title 11 of the United States Code (the “Bankruptcy Code”), (b) the security interest created by this Mortgage extends to property of Mortgagor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and (c) such security interest shall extend to all Rents acquired by the estate after the commencement of any case in bankruptcy.

Section 6.4  No Merger of Estates.  Without limitation of Section 4.2, so long as part of the Indebtedness and the Obligations secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Mortgagor, Mortgagee, any tenant or any third party by purchase or otherwise.

ARTICLE 7
SECURITY AGREEMENT

Section 7.1  Security Interest.  This Mortgage constitutes a “security agreement” on personal property within the meaning of the UCC and other applicable law and, subject to Section 2.2 and Section 4.4, with respect to the Personalty, Fixtures, Mineral Interests, Leases, Rents, Deposit Accounts, Property Agreements, Appurtenances, Tax Refunds, Proceeds, Insurance and Condemnation Awards.  To this end, Mortgagor grants to Mortgagee a first and prior security interest subject only to the Permitted Encumbrances and, Permitted Liens, in the Personalty, Fixtures, Mineral Interests, Leases, Rents, Deposit Accounts, Property Agreements, Appurtenances, Tax Refunds, Proceeds, Insurance, Condemnation Awards and all

Alliance Resource

Fourth Amended and Restated Credit Agreement

other Mortgaged Property which is “personal property” to secure the payment of the Indebtedness and performance of the Obligations, and agrees that Mortgagee shall have all the rights and remedies of a secured party under the UCC with respect to such property.  Any notice of sale, disposition or other intended action by Mortgagee with respect to the Personalty, Fixtures, Mineral Interests, Leases, Rents, Deposit Accounts, Property Agreements, Appurtenances, Tax Refunds, Proceeds, Insurance and Condemnation Awards or other Mortgaged Property which is “personal property” sent to Mortgagor at least ten (10) days prior to any action under the UCC shall constitute reasonable notice to Mortgagor. In the event of any inconsistency between the terms of this Mortgage and the terms of the Security Agreement with respect to the collateral covered both therein and herein, the Security Agreement shall control and govern to the extent of any such inconsistency.

Section 7.2  Financing Statements.  Mortgagor shall prepare and deliver to Mortgagee such financing statements, and shall execute and deliver to Mortgagee such other documents, instruments and further assurances, in each case in form and substance satisfactory to Mortgagee, as Mortgagee may, from time to time, reasonably consider necessary to create, perfect and preserve Mortgagee’s security interest hereunder.  Mortgagor hereby irrevocably authorizes Mortgagee to cause financing statements (and amendments thereto and continuations thereof) and any such documents, instruments and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest.  Mortgagor represents and warrants to Mortgagee that Mortgagor’s jurisdiction of organization is the State of [_____].  After the date of this Mortgage, Mortgagor shall not change its name, type of organization, organizational identification number (if any), jurisdiction of organization or location (within the meaning of the UCC) without giving at least thirty (30) days’ (or such shorter period as Mortgagee may reasonably agree ) prior written notice to Mortgagee.

Section 7.3  Fixture Filing.  This Mortgage shall also constitute a “fixture filing” for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures.  The information provided in this Section 7.3 is provided so that this Mortgage shall comply with the requirements of the UCC for a mortgage instrument to be filed as a financing statement.  Mortgagor is the “Debtor” and its name and mailing address are set forth in the preamble of this Mortgage immediately preceding Article 1.  Mortgagee is the “Secured Party” and its name and mailing address from which information concerning the security interest granted herein may be obtained are also set forth in the preamble of this Mortgage immediately preceding Article 1.  A statement describing the portion of the Mortgaged Property comprising the fixtures hereby secured is set forth in Section 1.1(f)(5) of this Mortgage.  Mortgagor represents and warrants to Mortgagee that Mortgagor is the record owner of the applicable fee title or owner of the leasehold interest in the Mortgaged Property, the employer identification number and the organizational identification number of Mortgagor is set forth below the signature of Mortgagor on the signature page attached hereto.

ARTICLE 8

[Intentionally Omitted]

Alliance Resource

Fourth Amended and Restated Credit Agreement

ARTICLE 9
MISCELLANEOUS

Section 9.1  Notices.  Any notice required or permitted to be given under this Mortgage shall be given in accordance with Section 8.22 of the Security Agreement.

Section 9.2  Covenants Running with the Land.  All Obligations contained in this Mortgage are intended by Mortgagor and Mortgagee to be, and shall be construed as, covenants running with the Land to the extent permitted by applicable law.  As used herein, “Mortgagor” shall refer to the party named in the first paragraph of this Mortgage and to any subsequent owner of all or any portion of the Mortgaged Property.  All Persons who may have or acquire an interest in the Mortgaged Property shall be deemed to have notice of, and be bound by, the terms of the Credit Agreement and the other Financing Documents; provided,  however, that no such party shall be entitled to any rights thereunder without the prior written consent of Mortgagee.

Section 9.3  Attorney-in-Fact.  Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact, which agency is coupled with an interest and with full power of substitution with full authority in the place and stead of Mortgagor and in the name of Mortgagor or otherwise (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Mortgagee deems appropriate to protect Mortgagee’s interest, if Mortgagor shall fail to do so within ten (10) days after written request by Mortgagee, (b) upon the issuance of a deed pursuant to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Mineral Interests, Fixtures, Personalty, Leases, Rents, Deposit Accounts, Property Agreements, Tax Refunds, Appurtenances, Proceeds, Insurance and Condemnation Awards in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare and file or record financing statements and continuation statements, and to prepare, execute and file or record applications for registration and like papers necessary to create, perfect or preserve Mortgagee’s security interests and rights in or to any of the Mortgaged Property, and (d) after the occurrence and during the continuance of an Event of Default, to perform any obligation of Mortgagor hereunder; provided,  however, that (1) Mortgagee shall not under any circumstances be obligated to perform any obligation of Mortgagor; (2) any sums advanced by Mortgagee in such performance shall be added to and included in the Indebtedness and shall bear interest at the highest rate at which interest is then computed on any portion of the Indebtedness; (3) Mortgagee as such attorney-in-fact shall only be accountable for such funds as are actually received by Mortgagee; and (4) Mortgagee shall not be liable to Mortgagor or any other person or entity for any failure to take any action which it is empowered to take under this Section 9.3.

Section 9.4  Successors and Assigns.  This Mortgage shall be binding upon and inure to the benefit of Mortgagee, the other Secured Parties, and Mortgagor and their respective successors and assigns.  Mortgagor shall not, without the prior written consent of Mortgagee, assign any rights, duties or obligations hereunder.

Section 9.5  No Waiver.  Any failure by Mortgagee or the other Secured Parties to insist upon strict performance of any of the terms, provisions or conditions of the Financing Documents shall not be deemed to be a waiver of same, and Mortgagee and the other

Alliance Resource

Fourth Amended and Restated Credit Agreement

Secured Parties shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

Section 9.6  Credit Agreement.  If any conflict or inconsistency exists between this Mortgage and the Credit Agreement, the Credit Agreement shall control and govern to the extent of any such conflict or inconsistency.

Section 9.7  Release or Reconveyance.  Upon payment in full of the Indebtedness and performance in full of the Obligations or upon a sale or other disposition of the Mortgaged Property permitted by the Credit Agreement, Mortgagee, at Mortgagor’s request and expense, shall release the liens and security interests created by this Mortgage or reconvey the Mortgaged Property to Mortgagor.  A Mortgagor shall automatically be released from its obligations hereunder and the security interest in the Mortgaged Property of such Mortgagor shall automatically be released upon the consummation of any transaction permitted by the Credit Agreement and the other Financing Documents as a result of which such Mortgagor ceases to be a Subsidiary of the Borrower.  At any time the Noteholders (as defined in the Intercreditor Agreement) are released from the Intercreditor Agreement pursuant to Section 7.12 of the Intercreditor Agreement, all references herein to the Note Purchase Agreement shall cease to be effective.

Section 9.8  Waiver of Stay, Moratorium and Similar Rights.  Mortgagor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Mortgage or the Indebtedness or Obligations secured hereby, or any agreement between Mortgagor and Mortgagee or any rights or remedies of Mortgagee or any other Secured Party.

Section 9.9  Applicable Law.  The provisions of this Mortgage regarding the creation, perfection and enforcement of the liens and security interests herein granted shall be governed by and construed under the law of the state in which the Mortgaged Property is located.  All other provisions of this Mortgage shall be governed by the law of the State of New York (including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York).

Section 9.10  Headings.  The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

Section 9.11  Severability.  If any provision of this Mortgage shall be held by any court of competent jurisdiction to be unlawful, void or unenforceable for any reason, such provision shall be deemed severable from and shall in no way affect the enforceability and validity of the remaining provisions of this Mortgage.

Section 9.12  Entire Agreement.  This Mortgage and the other Financing Documents embody the entire agreement and understanding between Mortgagee and Mortgagor relating to the subject matter hereof and thereof and supersede all prior agreements and

Alliance Resource

Fourth Amended and Restated Credit Agreement

understandings between such parties relating to the subject matter hereof and thereof.  Accordingly, the Financing Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

Section 9.13  Mortgagee as Agent; Successor Agents.

(a)     Agent has been appointed to act as Agent hereunder by the other Secured Parties.  Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of the Mortgaged Property) in accordance with the terms of the Credit Agreement, any related agency agreement among Agent and the other Secured Parties (collectively, as amended, amended and restated, supplemented or otherwise modified or replaced from time to time, the “Agency Documents”) and this Mortgage.  Mortgagor and all other Persons shall be entitled to rely on releases, waivers, consents, approvals, notifications and other acts of Agent, without inquiry into the existence of required consents or approvals of the Secured Parties therefor.

(b)     Mortgagee shall at all times be the same Person that is Agent under the Agency Documents.  Written notice of resignation by Agent pursuant to the Agency Documents shall also constitute notice of resignation as Agent under this Mortgage.  Removal of Agent pursuant to any provision of the Agency Documents shall also constitute removal as Agent under this Mortgage.  Appointment of a successor Agent pursuant to the Agency Documents shall also constitute appointment of a successor Agent under this Mortgage.  Upon the acceptance of any appointment as Agent by a successor Agent under the Agency Documents, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent as the Mortgagee under this Mortgage, and the retiring or removed Agent shall promptly (i) assign and transfer to such successor Agent all of its right, title and interest in and to this Mortgage and the Mortgaged Property, and (ii) execute and deliver to such successor Agent such assignments and amendments and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Agent of the liens and security interests created hereunder, whereupon such retiring or removed Agent shall be discharged from its duties and obligations under this Mortgage.  After any retiring or removed Agent’s resignation or removal hereunder as Agent, the provisions of this Mortgage and the Agency Documents shall inure to its benefit as to any actions taken or omitted to be taken by it under this Mortgage while it was Agent hereunder.

Section 9.14  Mortgagor Obligations Joint and Several.  Each Mortgagor identified herein shall be jointly and severally liable for all Obligations, covenants and agreements of Mortgagor contained herein or secured hereby (except to the extent limited by Section 1(b) of the Guaranty).  Notwithstanding any provision herein to the contrary, but without limiting (a) the generality of the foregoing sentence, (b) any of the rights or remedies available to Mortgagee (including any rights or remedies pertaining to the Mortgaged Property owned in fee or lease by the respective Mortgagor) upon the occurrence of any default or Event of Default hereunder, or (c) any waivers, acknowledgements or consents made by any of the parties to this Mortgage, it is hereby understood and agreed that all Obligations, representations, covenants and agreements of Mortgagor herein or in the other Financing Documents pertaining to a particular

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Fourth Amended and Restated Credit Agreement

Mortgaged Property are intended to be the separate and distinct Obligations, representations, covenants and agreements of the individual Mortgagor that is the owner (whether in fee or leasehold) of such Mortgaged Property.

ARTICLE 10
LOCAL LAW PROVISIONS(35)

(35)  NTD:  Subject to revision for state-specific requirements of each applicable state.

Section 10.1  Inconsistencies.  In the event of any inconsistencies between the terms and conditions of this Article 10 and the other provisions of this Mortgage, the terms and conditions of this Article 10 shall control and be binding.

Section 10.2  Maximum Principal Sum.  The Obligations are to be secured by other mortgages and deeds of trust on other real estate in other counties and other states.  Each and all of such mortgages and deeds of trust are intended to and shall constitute security for the entire Indebtedness represented by the Obligations without allocation.  Notwithstanding anything herein to the contrary, it is agreed that the maximum amount of Indebtedness secured by this Mortgage, including all advancements, at any one time shall not exceed $[1,900,000,000](36) plus interest and protective advances.

(36)  NTD:  To discuss.

Section 10.3  In Rem Proceedings.  Supplementing Section 5.1, mortgage foreclosures and other In Rem proceedings against Mortgagor may be brought in [Hamilton/Jefferson/Hardin](37) County, Illinois or any federal court of competent jurisdiction in Illinois.

(37)  NTD:  Input appropriate county(ies) for each mortgage.

Section 10.4  Future Advances; Revolving Credit.  Mortgagee is obligated under the terms of the Credit Agreement to make advances as provided therein, and Mortgagor acknowledges and intends that all such advances, including future advances whenever hereafter made, shall be a lien from the time this Mortgage is recorded, as provided in Section 5/15-1302(b)(1) of the Act (as hereinafter defined).  That portion of the Obligations which comprises the principal amount then outstanding of the Revolving Credit Advances constitutes revolving credit indebtedness secured by a mortgage on real property, pursuant to the terms and conditions of 205 ILCS 5/5d, Mortgagor covenants and agrees that this Mortgage shall secure the payment of all loans and advances made pursuant to the terms and provisions of the Credit Agreement, whether such loans and advances are made as of the date hereof or at any time in the future, and whether such future advances are obligatory or are to be made at the option of Mortgagee or otherwise (but not advances or loans made more than 20 years after the date hereof), to the same extent as if such future advances were made on the date of the execution of this Mortgage and although there may be no advances made at the time of the execution of this Mortgage and although there may be no other Indebtedness outstanding at the time any advance is made.  The lien of this Mortgage shall be valid as to all Obligations, including future advances, from the time of its filing of record in the office of the Recorder of Deeds of the County in which the Mortgaged Property is located.  The total amount of the Obligations may increase or decrease from time to time, but the total unpaid principal balance of the Obligations (including disbursements which Mortgagee may make under this Mortgage or any other document or

Alliance Resource

Fourth Amended and Restated Credit Agreement

instrument evidencing or securing the Obligations) at any time outstanding shall not exceed the amount referred to in Section 10.2.  This Mortgage shall be valid and shall have priority over all subsequent liens and encumbrances, including statutory liens, except taxes and assessments levied on the Mortgaged Property, to the extent of the maximum amount secured hereby.

Section 10.5  Illinois Mortgage Foreclosure Law.  It is the intention of Mortgagor and Mortgagee that the enforcement of the terms and provisions of this Mortgage shall be accomplished in accordance with the Illinois Mortgage Foreclosure Law (the “Act”), 735 ILCS 5/15-1101, et seq., and with respect to such Act Mortgagor agrees and covenants that:

(a)     Mortgagor and Mortgagee shall have the benefit of all of the provisions of the Act, including all amendments thereto which may become effective from time to time after the date hereof.  In the event any provision of the Act which is specifically referred to herein may be repealed, Mortgagee shall have the benefit of such provision as most recently existing prior to such repeal, as though the same were incorporated herein by express reference;

(b)     Wherever provision is made in this Mortgage or the Credit Agreement for insurance policies to bear mortgagee clauses or other loss payable clauses or endorsements in favor of Mortgagee, or to confer authority upon Mortgagee to settle or participate in the settlement of losses under policies of insurance or to hold and disburse or otherwise control use of insurance proceeds, from and after the entry of judgment of foreclosure, all such rights and powers of Mortgagee shall continue in Mortgagee as judgment creditor or mortgagee until confirmation of sale;

(c)     All advances, disbursements and expenditures made or incurred by Mortgagee before and during a foreclosure, and before and after judgment of foreclosure, and at any time prior to sale, and, where applicable, after sale, and during the pendency of any related proceedings, for the following purposes, in addition to those otherwise authorized by the Mortgage or the Credit Agreement or by the Act (collectively “Protective Advances”), shall have the benefit of all applicable provisions of the Act.  All Protective Advances shall be so much additional indebtedness secured by this Mortgage, and shall become immediately due and payable without notice and with interest thereon from the date of the advance until paid at the rate of interest payable after default under the terms of the Credit Agreement.  This Mortgage shall be a lien for all Protective Advances as to subsequent purchasers and judgment creditors from the time this Mortgage is recorded pursuant to Subsection (b)(5) of Section 5/15-1302 of the Act;

(d)     In addition to any provision of this Mortgage authorizing Mortgagee to take or be placed in possession of the Mortgaged Property, or for the appointment of a receiver, Mortgagee shall have the right, in accordance with Sections 5/15-1701 and 5/15-1702 of the Act, to be placed in possession of the Mortgaged Property or at its request to have a receiver appointed, and such receiver, or Mortgagee, if and when placed in possession, shall have, in addition to any other powers provided in this Mortgage, all rights, powers, immunities, and duties as provided for in Sections 5/15-1701, 5/15-1703 and 5/15-1704 of the Act; and

(e)     Mortgagor acknowledges that the Mortgaged Property does not constitute agricultural real estate, as said term is defined in Section 5/15-1201 of the Act or residential real

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estate as defined in Section 5/15-1219 of the Act.  Pursuant to Section 5/15-1601(b) of the Act, Mortgagor hereby waives any and all right of redemption.

[The remainder of this page has been intentionally left blank]

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IN WITNESS WHEREOF, Mortgagor has on the date set forth in the acknowledgement hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.

MORTGAGOR:

[_____________________], a __________
limited liability company

By:
Name:
Title:
Employer Identification No.:
Organizational Identification No.:

[_____________________], a __________
limited liability company

By:
Name:
Title:
Employer Identification No.:
Organizational Identification No.:

[_____________________], a __________
limited liability company

By:
Name:
Title:
Employer Identification No.:
Organizational Identification No.:

[insert additional Mortgagors as needed]

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STATE OF ________        )

) ss.:

COUNTY OF ________     )

I,                                                       , a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that                                     , personally known to me to be the                                       of                                      , a                                       limited liability company, whose name is subscribed to the within instrument, appeared before me this day in person and severally acknowledged that as such                         he/she signed and delivered the said instrument as                           of said company as his/her free and voluntary act and as the free and voluntary act and deed of said company, for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal, this           day of                        , 2017.

________________

Notary Public

My Commission Expires:

STATE OF ________      )

) ss.:

COUNTY OF ________     )

I,                                                       , a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that                                     , personally known to me to be the                                       of                                      , a                                       limited liability company, whose name is subscribed to the within instrument, appeared before me this day in person and severally acknowledged that as such                         he/she signed and delivered the said instrument as                           of said company as his/her free and voluntary act and as the free and voluntary act and deed of said company, for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal, this           day of                        , 2017.

Notary Public

My Commission Expires:

STATE OF ________      )

) ss.:

COUNTY OF ________     )

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I,                                                       , a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that                                     , personally known to me to be the                                       of                                      , a                                       limited liability company, whose name is subscribed to the within instrument, appeared before me this day in person and severally acknowledged that as such                         he/she signed and delivered the said instrument as                           of said company as his/her free and voluntary act and as the free and voluntary act and deed of said company, for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal, this           day of                        , 2017.

_____________________

Notary Public

My Commission Expires:

[insert additional Notary Blocks as needed]

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EXHIBIT A

LEGAL DESCRIPTION

The permanent tax index number for the Land is __________________.

Legal Description of premises located at [_______________]:

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EXHIBIT B-1

[SUBJECT LEASE

The term “Subject Lease” shall mean the agreement of lease described in this Exhibit B-1.

1.  That certain [Title of Lease] dated [Date of Lease], [as amended by __________,] pursuant to which Mortgagor leases all or a portion of the Land from [Full Name of Lessor], a memorandum of which was recorded with the County Clerk of [County] County, [Illinois], [contemporaneously herewith] [in [Book/Liber/Reel] [_____], Page [____]].

2.  That certain [Title of Lease] dated [Date of Lease], [as amended by __________,] pursuant to which Mortgagor leases all or a portion of the Land from [Full Name of Lessor], a memorandum of which was recorded with the County Clerk of [County] County, [Illinois], [contemporaneously herewith] [in [Book/Liber/Reel] [_____], Page [____]].

3.  That certain [Title of Lease] dated [Date of Lease], [as amended by __________,] pursuant to which Mortgagor leases all or a portion of the Land from [Full Name of Lessor], a memorandum of which was recorded with the County Clerk of [County] County, [Illinois], [contemporaneously herewith] [in [Book/Liber/Reel] [_____], Page [____]].

[List additional Leases as necessary]](38)

(38)  Exhibit B-1 only applies if one or more leasehold interests are mortgaged.

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EXHIBIT B-2

EASEMENT AGREEMENTS

1.  That certain [Title of Easement Agreement] dated [Date of Agreement], [as amended by __________,] from [Full Name of Grantor] to [Full Name of Grantee] recorded with the County Clerk of [County] County, [Illinois], [contemporaneously herewith] [in [Book/Liber/Reel] [_____], Page [____].

2.  That certain [Title of Easement Agreement] dated [Date of Agreement], [as amended by __________,] from [Full Name of Grantor] to [Full Name of Grantee] recorded with the County Clerk of [County] County, [Illinois], [contemporaneously herewith] [in [Book/Liber/Reel] [_____], Page [____].

3.  That certain [Title of Easement Agreement] dated [Date of Agreement], [as amended by __________,] from [Full Name of Grantor] to [Full Name of Grantee] recorded with the County Clerk of [County] County, [Illinois], [contemporaneously herewith] [in [Book/Liber/Reel] [_____], Page [____].

[List additional Easements as necessary.]

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EXHIBIT C

PERMITTED ENCUMBRANCES

Those exceptions set forth in Schedule B of that certain policy of title insurance issued to Mortgagee by [insert title company] on or about the date hereof pursuant to commitment number ________________.

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[EXHIBIT D

EXCLUDED BUILDINGS

Hilltop Road, Morganfield, KY 42437 (a/k/a 6660 State Route 360, Morganfield, KY 42437):

434 Short Creek Road, Wheeling, WV 26003:

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Below is an image with the 3 structures.

1
3
1
2

Katie Hendrickson
Mapping Analyst
Support Services
Financial Services

Office (800) 397-2341 x1104536, Office (320) 240-4536
katie.hendrickson@wolterskluwer.com

Wolters Kluwer

6815 Saukview Dr, St Cloud, MN 56303
www.wolterskluwerfs.com
www.wolterskluwer.com

](39)

(39)  Exhibit D only to be included for Mortgaged Properties containing building(s) which have been excluded from the collateral package, and should contain a sufficiently descriptive image of the excluded buildings (with respect to the above bracketed images, each should be included with the applicable respective Mortgage).

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Exhibit I
to Fourth Amended and Restated Credit Agreement

Form of Opinion Relating to Mortgages

__________, 2017

To:The Secured Parties under the Credit Agreement
referred to below and to JPMorgan Chase Bank, N.A., as
Administrative Agent and Collateral Agent

Re:[LIST EACH IDENTIFIED MORTGAGOR]

Ladies and Gentlemen:

We have acted as special [insert state where mortgaged property located] (the “State”) counsel to [________], a [________], [insert all parties with interests in the Mining Site within the State on a which a mortgage is granted]  ([list each identified mortgagor], individually and collectively, as the context may require, “Mortgagor”)(40) in connection with the execution and delivery of the Mortgage referenced below pursuant to that certain Fourth Amended and Restated Credit Agreement dated as of January 27, 2017 (the “Credit Agreement”) by and among Borrower, Mortgagor and the other Subsidiary Guarantors identified therein, the Secured Parties (as defined therein), and JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent (individually and collectively in such capacities, as the context may require, “Agent”) for the Secured Parties.  This opinion is rendered at the request of Borrower pursuant to Section 5.01(p)(iv)(K) of the Credit Agreement.  Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Mortgage, or if not defined therein, in the Credit Agreement.

(40)   Insert any additional Mortgagors; this form assumes that there will be one mortgage instrument. Subject to customary assumptions, qualifications and limitations by local counsel.

In our capacity as such counsel, we have examined originals, or copies identified to our satisfaction as being true copies, of such records, documents or other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below, including such corporate records and documents of Mortgagor and such certificates of public officials and officers of Mortgagor as we have deemed necessary or appropriate for purposes of this opinion.  These records, documents and instruments also included execution copies or counterparts of the following documents (collectively, the “Subject Documents”):

1.     The Credit Agreement;

2.     The Fee [and Leasehold] Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing ([insert State]) dated as of _______, 2017 from Mortgagor, as mortgagor, to Agent,

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as mortgagee (the “Mortgage”), encumbering the “Mortgaged Property” described therein; and

3.     Each of the UCC-1 Financing Statements set forth on Schedule I (collectively, the “UCC Financing Statements”).(41)

(41)  Describe all UCC-1 fixture filings covering As-Extracted Collateral to be filed in the State.

Assumptions

In rendering this opinion we have assumed, without having made any independent investigation of the facts, except with respect to matters of State and federal law on which we have opined below, the following:

the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies;

to the extent that the obligations of Mortgagor may be dependent upon such matters, other than with respect to Mortgagor, that each party to the agreements and contracts referred to herein is duly formed, validly existing and in good standing under the laws of its jurisdiction of formation; that each such other party has the requisite corporate or other organizational power and authority to perform its obligations under such agreements and contracts, as applicable; and that such agreements and contracts have been duly authorized, executed and delivered by, and each of them constitutes the legally valid and binding obligations of, such other parties, as applicable, enforceable against such other parties in accordance with their respective terms;

that, (a) if Mortgagor is a corporation, Mortgagor is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (b) if Mortgagor is a limited liability company, Mortgagor is duly formed, validly existing and in good standing under the laws pertaining to limited liability companies in the jurisdiction where Mortgagor was formed;

that Mortgagor has the requisite organizational or corporate power, as applicable, and authority to enter into and perform its obligations under the Subject Documents to which it is a party;

the due authorization, execution and delivery by Mortgagor of the Subject Documents to which Mortgagor is a party;

that a part or all of the loan proceeds to be advanced pursuant to the Credit Agreement will have been advanced on or before the date hereof;

that all material factual matters, including without limitation, representations and warranties, contained in the Subject Documents, are true and correct as set forth therein;

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that Mortgagor, at the time of recordation of the Mortgage held an interest of record in the real property portions of the Mortgaged Property owned or leased, as applicable, by Mortgagor; and

that the Subject Documents will be governed by and construed in accordance with the internal laws of the State, notwithstanding the provisions of the Subject Documents to the contrary.

Opinions

On the basis of such examination, our reliance upon the assumptions contained herein and our consideration of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that:

The Mortgage constitutes the legal, valid and binding obligation of Mortgagor, enforceable against Mortgagor in accordance with its terms.

The execution and delivery of the Subject Documents, the performance by Mortgagor of its obligations thereunder and the compliance with the terms and conditions thereof by Mortgagor are not in contravention of or in conflict with any law, rule or regulation of the State applicable to Mortgagor.

The execution and delivery by Mortgagor of the Subject Documents to which it is a party and the performance of Mortgagor’s obligations thereunder do not require any governmental consents, approvals, authorizations, permits, registrations, declarations or filings or other action or any notices to, consents of, orders of or filings with any governmental authority or regulatory body of the State (including those having jurisdiction over the enforcement of the environmental laws of the State), except for the recordation of the Mortgage.

The Mortgage (including the acknowledgement, attestation, seal and witness requirements) is in appropriate form for recordation in the State.

The Mortgage is in proper form sufficient to create a valid mortgage in favor of Agent on such of the Mortgaged Property described therein that constitutes real property (including fixtures and “as-extracted collateral,” to the extent the same constitute real property).  The recordation of the Mortgage in each of [insert counties where Mortgage to be recorded] is the only recordation, filing or registration necessary to perfect the lien on the Mortgaged Property created by the Mortgage.  Upon recordation of the Mortgage in each of [insert counties where Mortgage to be recorded], Agent will have a valid and perfected mortgage on the Mortgaged Property described therein.  No other recordation, filing, re-recordation or re-filing is necessary in order to perfect or to maintain the priority of the lien created by the Mortgage.

The real property descriptions attached to the Mortgage are in form legally sufficient for the purpose of subjecting that portion of the Mortgaged Property that constitutes real property to the lien evidenced by the Mortgage.

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The Mortgage is in proper form sufficient to constitute a valid and effective fixture filing with respect to the Premises and to “as-extracted collateral” under Article 9 of the Uniform Commercial Code as in effect in the State naming Mortgagor as debtor and Agent as secured party.

Agent is not required to qualify to transact business in the State nor will Agent incur any tax imposed by the State (including, without limitation, any tax imposed by the State on interest or on revenue paid in respect of the Credit Agreement), solely as the result of the ownership or recordation of the Mortgage.

[Except as specifically set forth on Schedule II, no] [No] taxes or other charges, including, without limitation, intangible, documentary, stamp, mortgage, transfer or recording taxes or similar charges are payable to the State or to any governmental authority or regulatory body located therein on account of the execution or delivery of the Mortgage, or the creation of the liens and security interests thereunder, or the filing, recordation or registration of the Mortgage, except for nominal filing or recording fees.

The filing of each UCC Financing Statement in the Fixture Filing Office (as defined in Schedule I) is in proper form sufficient to constitute a valid and effective filing under Article 9 of the Uniform Commercial Code (the “UCC”) as in effect in the State and will constitute a “fixture filing” with respect to as-extracted collateral naming Mortgagor as debtor and Agent as secured party for the purposes of Section 9-502 of the UCC.  Upon the filing of the UCC Financing Statement in the Fixture Filing Office, the Article 9 security interest in that portion of the Article 9 collateral comprising as-extracted collateral in which a security interest may be perfected by the filing of a financing statement covering as-extracted collateral under the UCC will be perfected.

Qualifications

The foregoing opinions are subject to the following qualifications, limitations and exceptions:

Qualifying paragraph 1 above, the enforceability of the Mortgage and the liens created thereby may be limited or affected by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.  The aforesaid opinion as to enforceability of the Mortgage is also subject to the qualification that certain provisions contained therein may not be enforceable, but (subject to the limitations set forth in the foregoing sentence) such unenforceability will not render the Mortgage invalid as a whole or substantially interfere with realization of the principal benefits and/or security provided thereby.

In rendering the opinions expressed in this opinion letter, we have made no examination of and express no opinion with respect to:  (i) title to or, except as to    adequacy of form, descriptions of the Mortgaged Property described in the Mortgage; (ii)

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the nature or extent of Mortgagor’s rights in, or title to, the Mortgaged Property; (iii) the existence or non-existence of liens, security interests, charges or encumbrances thereon or therein actually of record; or (iv) the priority of any liens on any part of the Mortgaged Property.  We have not independently certified the existence, condition, location or ownership of any of the Mortgaged Property.

This opinion is given as of the date hereof, and we disclaim any obligation to update this opinion letter for events occurring after the date of this opinion letter.  The foregoing opinion applies only with respect to the laws of the State and the federal laws of the United States of America and we express no opinion with respect to the laws of any other jurisdiction.

This opinion is rendered only to Agent and the other Secured Parties and their respective successors and assigns (including any participant in any Secured Party’s interest) and is solely for their benefit in connection with the transactions contemplated by the Subject Documents and may not be relied upon by Agent or any other Secured Party or any of their respective successors or assigns for any other purpose without our prior written consent.

Very truly yours,

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SCHEDULE I

UCC FINANCING STATEMENTS

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[SCHEDULE II

MORTGAGE RECORDING TAXES, DOCUMENTARY STAMP TAXES AND OTHER SIMILAR TAXES AND FEES

Insert description of and method of calculating all mortgage recording taxes, documentary stamp taxes and similar taxes and fees.](42)

(42)  Include and complete Schedule II only if such taxes and fees are applicable.

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